                                                                    Exhibit 4.2

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                       INDIANAPOLIS POWER & LIGHT COMPANY

                                       TO

                        AMERICAN NATIONAL BANK AND TRUST
                               COMPANY OF CHICAGO
                                                      Trustee

                                  ------------

                           MORTGAGE AND DEED OF TRUST

                                  ------------

                             Dated as of May 1, 1940

        ----------------------------------------------------------------

                                TABLE OF CONTENTS*

                                  ------------

  PART I.      REAL PROPERTY IN THE COUNTY OF MARION, STATE OF INDIANA.

    GROUP ONE-MAIN GENERATING STATIONS

    GROUP TWO-SUBSTATIONS
      Transmission Substations:

      Distribution Substations:

----------
     *The Table of Contents  was not a part of the Mortgage and Deed of Trust as executed.

                                                                            PAGE
  PART II.     COAL PROPERTY IN THE COUNTY OF SULLIVAN, STATE OF

                                    ARTICLE I

                                   DEFINITIONS

SEC.   1-Explanatory statement................................................63
SEC.   2-"the Company",  "the Trustee",  "this Indenture",  "the lien hereof", "the lien of this Indenture", "the mortgaged and pledged property", "outstanding", bonds owned by the Company and
           certain others not to be counted for purposes of certain
           sections,  "daily newspaper".......................................64
SEC.   3-"resolution", "engineer", "independent engineer", "Treasurers certificate", "engineer's certificate", "independent engineers certificate", "opinion of counsel", "independent", "control",

SEC.   6-"excepted encumbrances", "prior lien", "prior lien bonds",
            "outstanding" with respect to prior lien bonds....................73
SEC.   7-"net earnings certificate............................................75

                                   ARTICLE II

               FORM, EXECUTION, REGISTRATION AND EXCHANGE OF BONDS

SEC.   8-Series and form of bonds.............................................77
         Form of each series must specify the descriptive title of the bonds, designation of series, date of coupon bonds, rate of interest, date of maturity, dates of interest and place of payment of principal and interest and for registration and transfer of bonds..77

                                                                            PAGE
         Optional provisions:
           (a) Additional places for payments, registration or transfer.......78
           (b) Payment of taxes, creation of sinking fund, conversion of

SEC.  20-Annual delivery to Trustee, beginning December 1, 1949, of cash and/or 1970 Series Bonds...........................................86
         Application of deposited cash........................................87

                                   ARTICLE III

               GENERAL PROVISIONS AS TO CERTIFICATES AND OPINIONS

                                   ARTICLE IV

                             INITIAL ISSUE OF BONDS

SEC.  22-$32,000,000 of 1970 Series Bonds to be issued forthwith..............89
SEC.  23-Right to have additional $500,000 bonds authenticated................89

                                    ARTICLE V

                     GENERAL PROVISIONS AS TO ISSUE OF BONDS

SEC.  24-Amount of bonds which may be secured hereby..........................90
         Board of Directors may fix terms of issue of bonds...................90

                                   ARTICLE VI

             ISSUANCE OF BONDS UPON THE BASIS OF PROPERTY ADDITIONS

SEC.  25-Bonds issuable upon basis of property additions......................90
SEC.  26-No bonds issuable upon basis of funded property......................91
SEC.  27-70% of cost or fair value of property additions basis of issuing bonds..............................................................91
         Method of determining cost...........................................91
SEC.  28-Conditions of issuing bonds, etc., upon basis of property additions subject to prior liens.............................................92
SEC.  29-Net earnings requirements............................................92
SEC.  30-Requirements for issuance by Trustee of bonds upon basis of prop-

                                   ARTICLE VII

                   ISSUANCE OF BONDS UPON RETIREMENT OF BONDS
                        PREVIOUSLY OUTSTANDING HEREUNDER

                                  ARTICLE VIII

               ISSUANCE OF BONDS UPON DEPOSIT OF CASH WITH TRUSTEE

SEC.  34-Application of deposited cash to the purchase or redemption of bonds.............................................................102

                                   ARTICLE IX

                       PARTICULAR COVENANTS OF THE COMPANY

        II   Inspection of mortgaged and pledged property by independent engineer......................................................112
             Maintenance report of independent engineer......................112
             Company to remedy any deficiency shown by maintenance
               report........................................................113
             Failure to remedy such deficiency a default.....................113
             Retirement of property, on books................................113
       III   "Gross Operating Revenues of the Company" for Sections 41

SEC.  47-Limitations on dividends and distributions and purchase and re-

         Financial statements to disclose amounts available for dividends, etc...............................................................118
         Trustee to be notified of dividend payments, etc....................118
SEC.  48-Observance of covenants.............................................118
SEC.  49-I   Limitations on withdrawal of cash deposited with trustee under

                                    ARTICLE X

          BONDHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE

SEC.  52-Company to file with Trustee copies of reports filed with Securi-
           ties and Exchange Commission......................................128
         Filing of additional reports, etc., may be required.................128
         Summaries of reports, etc., to be sent to bondholders...............128
         Company to file with Trustee financial statements in certain cases..124
SEC.  58-Annual information to be furnished to bondholders by Trustee........124
           (1)  Eligibility of Trustee.......................................124
           (2)  Advances made by Trustee.....................................124
           (3)  Particulars of indebtedness of the Company to Trustee

         Reports to be filed with Securities and Exchange Commission and
           Stock Exchanges...................................................126

                                   ARTICLE XI

               CONCERNING PRIOR LIEN BONDS DEPOSITED WITH TRUSTEE

                                   ARTICLE XII

                         REDEMPTION OR PURCHASE OX BONDS

                                  ARTICLE XIII

          POSSESSION, USE AND RELEASE OF MORTGAGED AND PLEDGED PROPERTY

SEC.  64-Right of Company to possess and enjoy mortgaged and pledged

           (3)  Surrender or modification of franchises; conditions thereof..134

            Disposition of prior lien bonds, cash, etc., deposited with
              Trustee........................................................139
         B. Release by Trustee of coal mining properties in Sullivan and

SEC.68-I.  Withdrawal, use, or application of money received by Trustee for release of property.........................................141
           Requirements......................................................142

        II.  Disposition of money not so withdrawn, used or applied within

SEC.  69-A.  Release of property taken by eminent domain or purchased by governmental body..........................................144
             Opinion of counsel..............................................144
             Application of proceeds.........................................144
         B.  Redemption of bonds where substantially all mortgaged prop-
               erty taken by exercise of eminent domain or sold to govern-

                                   ARTICLE XIV

                REMEDIES OF TRUSTEE AND BONDHOLDERS UPON DEFAULT

         Expenses of action by trustee to become additional indebtedness hereunder.........................................................151
SEC.  77-Holders of a majority in amount of bonds may direct time, method

SEC.  84-Waiver of advantage of any appraisement, valuation, stay, exten-
           sion or redemption laws, and right to marshal assets..............155
SEC.  85-Right of Trustee to sue for principal and interest as trustee of an express trust..................................................155
         Right of Trustee to recover judgment regardless of other
           proceedings.......................................................155
         Lien of Indenture not affected by such judgment or levy of exe-
           cution thereon....................................................156
         Application of moneys so collected..................................156
         Powers of Trustee in reorganization, bankruptcy, etc., proceedings..156
         Trustee irrevocably appointed attorney in fact of bondholders.......157
         Exception...........................................................157
SEC.  86-Possession of bonds unnecessary to action by Trustee................157
SEC.  87-Limitations on rights of bondholders to avail of remedies pro-

                                   ARTICLE XV

            EVIDENCE OF RIGHTS OF BONDHOLDERS AND OWNERSHIP OF BONDS

                                   ARTICLE XVI

          IMMUNITY OF INCORPORATORS, SUBSCRIBERS TO THE CAPITAL STOCK,
                      STOCKHOLDERS, OFFICERS AND DIRECTORS

SEC.  92-No recourse clause..................................................161

                                  ARTICLE XVII

                      EFFECT OF MERGER, CONSOLIDATION, ETC.

SEC.  93-Right of Company to merge, consolidate, sell or lease all assets....162
         No impairment of lien...............................................162
         Lease subject to termination........................................168
         Assumption of obligation............................................163
SEC.  94-Rights of successor corporation.....................................163
         Execution of Indenture..............................................163

         Rights of successor corporation to issue bonds and take other

                                  ARTICLE XVIII

                             CONCERNING THE TRUSTEE

         Creditor relationships excluded from this section in certain cases..181

         Conditions subject to which separate or co-trustee is to be

           (3)  Removal or resignation of separate or co-trustee; appoint-

         Effect of resignation, incapacity, etc., of separate or co-trustee..187

                                   ARTICLE XIX

                              DISCHARGE OF MORTGAGE

SEC. 117-Discharge of mortgage by Trustee....................................189
         When bonds deemed paid..............................................189

                                   ARTICLE XX

                             MEETINGS OF BONDHOLDERS

SEC. 124-Vote required for modification, alteration, etc., of Indenture

         Supplemental indentures may be executed; compliance with
         Trust Indenture Act.................................................197
SEC. 127-Company may stipulate that provisions of this article shall be of no effect in certain cases........................................197

                                   ARTICLE XXI

                                  MISCELLANEOUS

     Indenture, made as of the first day of May, 1940 between INDIANAPOLIS POWER
& LIGHT COMPANY,  a corporation of the State of Indiana,  hereinafter  sometimes called the  Company,  party of the first part,  and AMERICAN  NATIONAL  BANK AND
TRUST COMPANY OF CHICAGO, a national banking association,  hereinafter sometimes called the Trustee, party of the second part;

     WHEREAS, the Company desires to borrow money for its corporate purposes and to issue its bonds  therefor  from  time to time in one or more  series,  and to mortgage and pledge its property hereinafter  described or mentioned,  to secure the payment of the same,  such bonds to be coupon bonds and/or fully  registered bonds,  authenticated  by the certificate of the Trustee and issuable as in this
Indenture  hereinafter provided,  such coupon bonds,  coupons,  fully registered bonds and Trustee's  certificate  to be  substantially  in the forms  following, respectively,  with such  insertions,  omissions and  variations as the Board of
Directors of the Company may determine in accordance with the provisions of this
Indenture:

                         [GENERAL FORM OF COUPON BOND]

                       INDIANAPOLIS POWER & LIGHT COMPANY

                               First Mortgage Bond

$______________     ________________Series________________   No.________________

     INDIANAPOLIS  POWER & LIGHT COMPANY,  a corporation of the State of Indiana
(hereinafter called the Company), for value received,  hereby promises to pay to the bearer,  or, if this bond be registered,  to the registered owner hereof, on
__________________,  __________,  at the  office  or agency  of the  Company  in
_______________, _______________________________  Dollars in lawful money of the
United  States of America,  and to pay interest  thereon from the date hereof at the rate of  _____________  per centum per annum in like lawful  money,  at said office or agency on ____________________ and  ___________________  in each year, until the  Company's  obligation  with respect to the payment of such  principal shall have been  discharged,  but only, in the case of interest due on or before maturity,  according  to the tenor and upon  presentation  and  surrender of the respective coupons therefor hereto attached, as they severally mature.

     This bond is one of an issue of bonds of the  Company,  issuable in series, and is one of a series known as its First Mortgage Bonds, ______________  Series
____________,  all bonds of all series issued and to be issued under and equally secured  (except  in so  far  as any  sinking  or  other  fund,  established  in accordance with the provisions of the Mortgage hereinafter mentioned, may afford additional  security for the bonds of any  particular  series) by a Mortgage and
Deed of Trust (herein called the Mortgage), dated as of May 1, 1940, executed by the Company to American National Bank and Trust Company of Chicago,  as Trustee,
to which  reference  is made for a  description  of the property  mortgaged  and pledged,  the nature and extent of the  security,  the rights of the  bearers or registered owners of the bonds in respect thereof,  the duties and immunities of the Trustee and the terms and conditions upon which the bonds are secured.  With the consent of the Company and to the extent permitted by and as provided in the
Mortgage, the rights and obligations of the Company and/or of the holders of the bonds and/or coupons  and/or the terms and provisions of the Mortgage  and/or of any instruments  supplemental  thereto may be modified or altered by affirmative vote of the holders of at least sixty-six and two-thirds per centum (66 2/3%) in principal amount of the bonds affected by such modification or alteration,  then outstanding  under the Mortgage  (excluding  bonds  disqualified  from voting by reason of the Company's interest therein as provided in the Mortgage);  provided that no such  modification  or  alteration  shall  permit the  extension  of the maturity of the  principal of this bond or the reduction in the rate of interest hereon or any other  modification  in the terms of payment of such  principal or interest without the consent of the holder hereof.

     The principal  hereof may be declared or may become due on the  conditions, in the manner and at the time set forth in the Mortgage,  upon the occurrence of a completed default as in the Mortgage provided.

     This bond shall pass by delivery  unless  registered as to principal in the owner's name at the office or agency of the Company in  _______________________, and such registration noted hereon,  after which no valid transfer hereof can be made,  except at such  office or agency,  until  after  registered  transfer  to bearer,  but after such  registered  transfer to bearer this bond shall be again transferable  by  delivery.  Such  registration,  however,  shall not affect the negotiability  of the coupons,  which shall always remain  payable to bearer and transferable  by  delivery.  The  Company and the Trustee may deem and treat the bearer of this bond if it be not registered as to principal, or, if this bond is registered  as  herein  authorized,  the  person  in  whose  name  the  same  is registered,  and the bearer of any coupon hereto  appertaining,  as the absolute owner for the purpose of receiving payment and for all other purposes.

     No recourse shall be had for the payment of the principal of or interest on this bond against any incorporator or any past,  present or future subscriber to the  capital  stock,  stockholder,  officer or director of the Company or of any predecessor or successor  corporation,  as such,  either directly or through the
Company or any  predecessor  or  successor  corporation,  under any rule of law, statute or  constitution  or by the  enforcement of any assessment or otherwise, all such liability of  incorporators,  subscribers,  stockholders,  officers and directors, as such, being released by the owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

     This bond shall not become  obligatory  until  American  National  Bank and
Trust  Company of Chicago,  the Trustee  under the  Mortgage,  or its  successor thereunder, shall have signed the form of certificate endorsed hereon.

     IN WITNESS WHEREOF, Indianapolis Power & Light Company has caused this bond to be signed in its name by its President or one of its  Vice-Presidents and its corporate  seal to be affixed hereto and attested by its Secretary or one of its
Assistant  Secretaries,  and interest coupons bearing the facsimile signature of its Treasurer to be attached hereto.

Dated,

                                     INDIANAPOLIS POWER & LIGHT COMPANY,

                                       By
                                         ---------------------------------------
                                                                      President.

Attest:

-------------------------------------
                     Secretary.

                            [GENERAL FORM OF COUPON]

$______________     ________________Series________________   No.________________

     On __________________,  ______, INDIANAPOLIS POWER & LIGHT COMPANY will pay
to    bearer    at   its    office    or    agency    in    ___________________,
___________________________  Dollars  in lawful  money of the  United  States of
America,  as specified in its First Mortgage  Bond, ______  Series  ______,  No.
_______, being six months' interest then due on said bond.

     This coupon will not be payable if said bond shall have  previously  become payable or been called for previous redemption and payment duly provided for.

                                        ----------------------------------------
                                                                 Treasurer.

                     [GENERAL FORM OF FULLY REGISTERED BOND]

                       INDIANAPOLIS POWER & LIGHT COMPANY

                               FIRST MORTGAGE BOND

$______________     ________________Series________________   No.________________

     INDIANAPOLIS  POWER & LIGHT COMPANY,  a corporation of the State of Indiana
(hereinafter called the Company), for value received,  hereby promises to pay to
_____________________________________________    or   registered   assigns,   on
______________,   ________,   at  the  office  or  agency  of  the   Company  in
___________________________________, ________________________________ Dollars in
lawful money of the United States of America, and to pay to the registered owner hereof interest thereon from the _____________ or _______________ next preceding the date of this bond,  at the rate of _____ per centum per annum in like lawful money, at said office or agency on _________________ and  ___________________ in each year,  until the Company's  obligation  with respect to the payment of such principal shall have been discharged.

     This bond is one of an issue of bonds of the  Company,  issuable in series, and is one of a series  known  as its  First  Mortgage  Bonds,  ________  Series
________,  all bonds of all  series  issued and to be issued  under and  equally secured  (except  in so  far  as any  sinking  or  other  fund,  established  in accordance with the provisions of the Mortgage hereinafter mentioned, may afford additional  security for the bonds of any  particular  series) by a Mortgage and
Deed of Trust (herein called the Mortgage), dated as of May 1, 1940, executed by the Company to American National Bank and Trust Company of Chicago,  as Trustee,
to which  reference  is made for a  description  of the property  mortgaged  and pledged,  the nature and extent of the  security,  the rights of the  bearers or registered owners of the bonds in respect thereof,  the duties and immunities of the Trustee and the terms and conditions upon which the bonds are secured.  With the consent of the Company and to the extent permitted by and as provided in the
Mortgage, the rights and obligations of the Company and/or of the holders of the bonds and/or coupons  and/or the terms and provisions of the Mortgage  and/or of any instruments  supplemental  thereto may be modified or altered by affirmative vote of the holders of at least sixty-six and two-thirds per centum (66 2/3%) in principal amount of the bonds affected by such modification or alteration,  then outstanding  under the Mortgage  (excluding  bonds  disqualified  from voting by reason of the Company's interest therein as provided in the Mortgage);  provided that no such  modification  or  alteration  shall  permit the  extension  of the maturity of the  principal of this bond or the reduction in the rate of interest hereon or any other  modification  in the terms of payment of such  principal or interest without the consent of the holder hereof.

     The principal  hereof may be declared or may become due on the  conditions, in the manner and at the time set forth in the Mortgage,  upon the occurrence of a completed default as in the Mortgage provided.

     This bond is  transferable  as prescribed in the Mortgage by the registered owner hereof in person,  or by his duly  authorized  attorney,  at the office or agency  of the  Company  in  ____________________________,  upon  surrender  and cancellation  of this  bond and upon  presentation  of a written  instrument  of transfer,  duly executed,  and upon payment, if the Company shall require it, of the transfer charges  prescribed in the Mortgage,  and,  thereupon,  a new fully registered bond of the same series for a like principal amount will be issued to the transferee in exchange herefor as provided in the Mortgage.  The Company and the Trustee may deem and treat the person in whose name this bond is  registered as the absolute  owner  hereof for the purpose of receiving  payment and for all other purposes.

     No recourse shall be had for the payment of the principal of or interest on this bond against any incorporator or any past,  present or future subscriber to the  capital  stock,  stockholder,  officer or director of the Company or of any predecessor or successor  corporation,  as such,  either directly or through the
Company or any  predecessor  or  successor  corporation,  under any rule of law, statute or  constitution  or by the  enforcement of any assessment or otherwise, all such liability of  incorporators,  subscribers,  stockholders,  officers and directors, as such, being released by the owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

     This bond shall not become  obligatory  until  American  National  Bank and
Trust  Company of Chicago,  the Trustee  under the  Mortgage,  or its  successor thereunder, shall have signed the form of certificate endorsed hereon.

     IN WITNESS WHEREOF, INDIANAPOLIS POWER & LIGHT COMPANY has caused this bond to be signed in its name by its President or one of its  Vice-Presidents and its corporate  seal to be affixed hereto and attested by its Secretary or one of its
Assistant Secretaries.
Dated,

                                  INDIANAPOLIS POWER & LIGHT COMPANY,

                                    By
                                      ------------------------------------------
                                                                     President.

Attest:

---------------------------------------
                      Secretary.

                  [FORM OF TRUSTEE'S CERTIFICATE ON ALL BONDS]

     This bond is one of the bonds,  of the series herein  designated,  provided for in the within- mentioned Mortgage.

                                   AMERICAN NATIONAL BANK AND TRUST COMPANY
                                                  OF CHICAGO,

                                                                   Trustee

                                      By
                                        ----------------------------------------
                                                            Authorized Officer.

and

     WHEREAS, all things necessary to make said bonds when duly authenticated by the Trustee and issued by the Company,  valid,  binding and legal obligations of the Company,  and to make this Indenture a valid,  binding and legal  instrument for the security thereof, have been performed, and the issue of said bonds as in this Indenture provided has been in all respects duly authorized;

     Now, THEREFORE, THIS INDENTURE WITNESSETH:  That Indianapolis Power & Light
Company,  in  consideration of the premises and of one dollar to it duly paid by the  Trustee at or before the  ensealing  and  delivery of these  presents,  the receipt whereof is hereby acknowledged,  and in order to secure the payment both of the principal of and interest and premium,  if any, on the bonds from time to time issued  hereunder,  according to their tenor and effect and the performance of all the provisions hereof (including any instrument  supplemental  hereto and any  modification or alteration made as in this Indenture  provided) and of said bonds, hath granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged,  pledged,  set over and confirmed,  and by these presents doth grant, bargain, sell, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto American  National  Bank and Trust Company of Chicago,  as Trustee,
and to its  successor  or  successors  in said  trust and its and their  assigns forever, all the following described properties of the Company, that is to say:

                                     PART I.

                     REAL PROPERTY IN THE COUNTY OF MARION,
                                STATE OF INDIANA.

     All the right,  title,  and interest of the Company in and to the following described and numbered parcels or tracts of land situate in the County of Marion in the State of Indiana,  together with all building  structures,  improvements, machinery,  and equipment of every  description now or hereafter affixed thereto or stationed thereon or appertaining thereto, to wit:

                       GROUP ONE--MAIN GENERATING STATIONS

                           A. HARDING STREET STATION.

     Harding  Street  electric  generating  plant  has  two  35,000  KW  turbine generators with two direct-connected  house generators of 1750 KW capacity each.
Steam for the turbines is supplied by eight  boilers each capable of  delivering
160,000  pounds  of  steam  per  hour at 400  pounds  pressure  and  700(degree)
temperature  Fahrenheit.  The boilers are  equipped  with  automatic  combustion control,  forced and induced draft,  complete  water,  steam,  and coal metering equipment, economizers,  preheater superheaters, a Hydrojet ash sluicing system, and a complete water  softening  system.  The condensing  water system  includes screen-house pumps, ducts, dams, and chlorination system. A complete transformer substation  at this plant  contains  six 14,583 KVA 13,800 volt to 132,000  volt transformers,  delivering output to the 132,000 volt transmission belt line that encircles  the City of  Indianapolis.  A 2,500 KVA 132,000  volt to 2,400 volt 3 phase  transformer  provides  emergency  service  back into the power  plant for station  auxiliary  operation.  A single circuit  132,000 volt line owned by the
Company  connects this substation to lines of Public Service Company of Indiana,
located   approximately  one  mile  south  of  this  plant,  for  emergency  and interchange of power. Coal handling and storage facilities at this plant include
62,000 ton storage  capacity in a concrete  pit served by Gantry  crane and belt convey  system,  and  2,600 ton  capacity  in boiler  house  bunkers,  served by conveyor belt system.  Complete trackage and switching  facilities  connect this plant with a railroad approximately one mile east.

     Harding  Street  Station is located on lands  described in Parcels 1 to 16, both inclusive, as follows:

     1. A part of the southeast  quarter of Section  Twenty-Seven  (27) Township
Fifteen (15) North, Range Three (3) East,  described as follows:  Beginning at a point  on  the  west  line  of  said  quarter  section  located  eleven  hundred ninety-eight and thirty-three  hundredths (1198.33) feet south of the north line
of  said  quarter  section;   thence  east  thirteen  hundred   fifty-eight  and
four-tenths  (1358.4)  feet;  thence  north one  hundred  eight and  sixty-seven
hundredths   (108.67)  feet;  thence  west  thirteen  hundred   fifty-seven  and
nine-tenths  (1357.9)  feet;  thence  south one  hundred  eight and  sixty-seven hundredths  (108.67)  feet,  to the  point of  beginning,  containing  three and thirty-eight hundredths (3.38) acres, more or less.

     2. A part of the southeast quarter of Section  Twenty-Seven (27),  Township
Fifteen (15) North, Range Three (3) East,  described as follows:  Beginning at a point on the west line of said quarter  section located  thirteen  hundred seven
(1307) feet south of the north line of quarter  section;  thence  east  thirteen hundred  fifty-eight  and  nine-tenths  (1358.9) feet;  thence north one hundred eight and  sixty-six  hundreds  (108.66)  feet;  thence  west  thirteen  hundred fifty-eight  and four-tenths  (1358.4) feet;  thence south one hundred eight and sixty-six hundredths (108.66) feet, to the point of beginning;  containing three and thirty-eight hundredths (3.38) acres, more or less.

     3. A part of the southeast quarter of Section  Twenty-Seven (27),  Township
Fifteen (15) North, Range Three (3) East,  described as follows:  Beginning at a point on the west line of said quarter section  located ten hundred  eighty-nine and  sixty-seven  hundredths  (1089.67)  feet  south of the  north  line of said quarter  section;  thence east  thirteen  hundred  fifty-seven  and  nine-tenths
(1357.9)  feet;  thence  north  one  hundred  eight and  sixty-seven  hundredths
(108.67) feet; thence west thirteen hundred fifty-seven and four-tenths (1357.4)
feet; thence south one hundred eight and sixty-seven hundredths (108.67) feet to the point of beginning;  containing  three and  thirty-eight  hundredths  (3.38)
acres, more or less.

     4. A part of the southwest quarter of Section Twenty-Seven (27) in Township
Fifteen (15) North, Range Three (3) East, described as follows: Beginning on the east line of said quarter  section at a point  distant seven hundred sixty (760)
feet,  six (6) inches,  south of the northeast  corner of said quarter  section;
running  thence  south  along  and with the east  line of said  quarter  section eighty-eight  (88) feet to a point;  thence  west  parallel to the north line of said quarter  section four  hundred  ninety- five (495) feet to a point;  thence north parallel to the east line of said quarter section  eighty-eight  (88) feet to a point;  thence east parallel to the north line of said quarter section four hundred  ninety- five (495) feet to the place of beginning;  containing  one (1)
acre, more less.

     5. A part of the southwest quarter of Section  Twenty-Seven (27),  Township
Fifteen (15) North, Range Three (3) East, described as follows: Beginning on the east line of said quarter  section at a point distant eight hundred  forty-eight
(848)  feet,  six (6)  inches,  south of the  northeast  corner of said  quarter
section;   running  thence  south  along  and  with  the  east  line  aforesaid, eighty-eight  (88)  feet,  more or less,  to a point on said east  line  distant seventeen  hundred  forty-five (1745) feet six (6) inches north of the southeast corner of said quarter section;  thence west, parallel to the north line of said quarter section,  four hundred  ninety-five (495) feet to a point; thence north, parallel to the east line of said quarter section  eighty-eight  (88) feet, more or less;  thence east  parallel to the north line of said  quarter  section four hundred  ninety-five  (495) feet, to the place of beginning;  containing one (1)
more or less.

     6. A part of the southwest quarter of Section  Twenty-Seven (27),  Township
Fifteen (15) North, Range Three (3) East, described as follows: Beginning on the east line of said quarter section at a point distant sixteen hundred fifty-seven
(1657)  feet  six (6)  inches  north of the  southeast  corner  of said  quarter section;  and running  thence south along and with the east line of said quarter section two hundred  sixty-four  (264) feet to a point;  thence west parallel to the north line of said quarter section four hundred  ninety-four (494) feet to a point;  thence  north  parallel  to the east line of said  quarter  section  two hundred sixty-four (264) feet to a point; thence east parallel to the north line of said  quarter  section four  hundred  ninety-four  (494) feet to the place of beginning; containing three (3) acres of land, more or less.

     7. A part of the east half of the southeast quarter of Section Twenty-Seven
(27),  Township Fifteen (15) North, Range Three (3) East,  described as follows:
Beginning  at a point  fifty  (50) feet  west of the east line of the  southeast quarter of said section,  six hundred seventy (670) feet south of the north line of said quarter section;  running thence south parallel to the east line of said quarter  section seven hundred  forty and  nine-tenths  (740.9) feet to a point;
running thence west three hundred five and sixty-five  hundredths  (305.65) feet to a point;  thence north and parallel to the east line of said quarter  section seven hundred forty and eighty-five  hundredths  (740.85) feet to a point, which point is six hundred  seventy and sixty-five  hundredths  (670.65) feet south of the north line of said  quarter  section;  thence east and parallel to the north line of said quarter  section  three hundred  three and  twenty-five  hundredths
(303.25) feet to the place of beginning.

     8. A part of the east half of the southeast quarter of Section Twenty-Seven
(27),  Township Fifteen (15) North, Range Three (3) East,  described as follows:
Beginning at a point six hundred seventy and  seven-tenth  (670.7) feet south of the north line and six hundred  seventy-six and five-tenths (676.5) feet west of the east line of said quarter section;  running thence south seven hundred forty and  eight-tenths  (740.8)  feet;  thence  east  three  hundred  twenty-six  and sixty-five  hundredths  (326.65)  feet;  thence  north seven  hundred  forty and seventy-five  hundredths  (740.75) feet; thence west three hundred  twenty-three and twenty-five  hundredths (323.25) feet to the place of beginning;  containing five and fifty-one hundredths (5.51) acres, more or less.

     9. A part of the southeast quarter of Section  Twenty-Seven (27),  Township
Fifteen (15) North, Range Three (3) East,  described as follows:  Beginning at a point fourteen  hundred eleven and five-tenths  (1411.5) feet south of the north line of said quarter  section and thirteen  hundred  forty- seven and six-tenths
(1347.6)  feet west of the east line of said  quarter  section;  thence east six hundred  sixty-six and  three-tenths  (666.3)  feet;  thence north three hundred seventy-seven and nine- tenths (377.9) feet; thence west six hundred sixty-three and  nine-tenths  (663.9)  feet;  thence south three hundred  seventy-seven  and eighty-five hundredths (377.85) feet to the place of beginning;  containing five and seventy-six hundredths (5.76) acres, more or less.

     10. A part of the southwest  quarter of Section  Twenty-Seven  (27) and the southeast  quarter of Section  Twenty-Eight  (28), all in Township  Fifteen (15)
North of Range Three (3) East, described as follows: Beginning at a point in the middle line of the old bed of White River at its intersection with the west line of said Section Twenty-Seven (27) at a point distant six hundred five (605) feet north of the  southwest  corner of said  Section  Twenty-Seven  (27) and running thence along and with the said middle line of the old bed of White River,  south sixty-two  (62) degrees west three hundred (300) feet;  thence south  eighty-six
(86)  degrees  west  two  hundred  (200)  feet;   thence  north  eighty-two  and
three-fourths  (82 3/4)  degrees  west three  hundred  (300) feet;  thence north forty-four (44) degrees west four hundred (400) feet;  thence north  thirty-nine and one-half (39 1/2) degrees west seven hundred  thirty-five  (735) feet to the new  channel  of White  River;  thence  along  and with the east side of the new channel of White River north  twenty-one (21) degrees west ninety-two (92) feet;
thence north thirty-two and one-fourth (32 1/4) degrees east two hundred seventy feet;  thence north fifty and one-half (50 1/2) degrees east  eighty-three  (83)
feet; thence north  seventy-three and one-half (73 1/2) degrees east one hundred twenty (120) feet;  thence south  eighty-one and  three-fourth  (81 3/4) degrees east three hundred and eight (308) feet; thence north seventy-eight (78) degrees east two hundred  fifty-eight  (258) feet;  thence north forty-four and one-half
(44 1/2) degrees east two hundred  eighty-eight  (288) feet; thence north twenty and one-half  (20 1/2)  degrees  east two hundred four (204) feet;  thence north thirty (30) degrees  west two hundred  eighty five (285) feet to the middle line of the old bed of said White River; thence along with the middle line of the old bed of White River south  eighty-nine  and  one-half (89 1/2) degrees east three hundred (300) feet thence south  eighty-seven and three-fourths (87 3/4) degrees east one  thousand  one  hundred  (1100)  feet;  thence  south  sixty-eight  and one-fourth  (68 1/4)  degrees  east  three  hundred  (300)  feet;  thence  south thirty-five  and  three-fourths  (35 3/4) degrees east three  hundred  fifty-one
(351) feet;  thence south four (4) degrees west two hundred  (200) feet;  thence south  thirty-seven  (37) degrees west three  hundred  (300) feet;  thence south forty-five  (45) degrees west four hundred (400) feet;  thence south  sixty-five
(65)  degrees  west  four  hundred  (400)  feet;  thence  south  fifty-five  and one-fourth (55 1/4) degrees west two hundred (200) feet; thence south fifty (50)
degrees  west  five  hundred  twenty  (520)  feet  to the  place  of  beginning;
containing  seventy-eight and sixty-four  hundredths (78.64) acres of land, more or less, of which thirty-nine (39) are in said Section Twenty-Seven (27).

     11. A part of the southwest quarter of Section  Twenty-Seven (27), Township
Fifteen (15) North, Range Three (3) East, described as follows: Beginning in the north  line of the  said  southwest  quarter  at a point  distant  four  hundred ninety-five (495) feet west of the northeast corner of said quarter section; and
running  thence  south,  parallel to the east line of said  quarter  section one thousand twenty-four (1024) feet six (6) inches to a point; thence east parallel to the north line of said quarter section, one (1) foot to a point; thence south parallel  to the east line of said  quarter  section  sixty-four  (64) feet to a point;  thence west  parallel  to the north line of said  quarter  section,  one hundred (100) feet to a point;  thence north  sixty-eight  and one-half (68 1/2)
degrees  west  two  hundred  forty-six  (246)  feet  to a  point;  thence  north seventy-seven  (77) degrees  west four  hundred  thirty (430) feet to the middle line of the old bed of White River; thence with the said middle line of said old bed of White River,  north four (4) degrees east, one hundred  sixty-four  (164)
feet to a point;  thence north  thirty-five and  three-fourths  (35 3/4) degrees west  one  hundred  sixty-six  (166)  feet to a point  in the  west  line of the northeast quarter of said southwest quarter section; thence north along and with the said west line of said quarter  quarter  section six hundred  thirteen (613)
feet more or less to the north line of said quarter  section;  thence east along and with said north line eight hundred  thirty-three  (833) feet more or less to the place of beginning;  containing  eighteen and forty- one hundredths  (18.41)
acres;  more or less.  Also all that  portion  of the  northwest  quarter of the southwest  quarter of Section  Twenty-Seven  (27),  Township Fifteen (15) North,
Range  Three (3) East,  which lies  north of the  middle  line of the old bed of
White River; containing fourteen (14) acres.

     12. A part of the southwest quarter of Section  Twenty-Seven (27), Township
Fifteen (15) North, Range Three (3) East, described as follows: Beginning in the east line of said quarter  section at a point  distant  nine hundred  thirty-six
(936) feet six (6) inches more or less,  south of the  northeast  corner of said quarter section; and running thence south along and with the east line aforesaid eighty-  eight (88) feet to a point in said east line  distant  sixteen  hundred fifty-seven  (1657) feet six (6) inches  north of the  southeast  corner of said quarter section;  thence west parallel to the north line of said quarter section four hundred  ninety-five  (495) feet to a point;  thence north  parallel to the east line of said quarter section eighty-eight (88) feet to a point; thence east parallel to the north line of said  quarter  section  four  hundred  ninety-five
(495) feet to the place of beginning;  containing one (1) acre of land,  more or less.

     13. The north 1/2 of the  northwest  1/4 of Section 34,  Township 15 North,
Range 3 East,  in Marion  County,  Indiana,  also part of the  southwest  1/4 of
Section  27,  Township  15  North,  Range 3 East,  in  Marion  County,  Indiana,
described as follows:

     Beginning at the  southeast  corner of said quarter and running  north with the east line thereof 1,393 1/2 feet;  thence west parallel to the north line of said 1/4,  494 feet,  thence  north  parallel to the east line of said 1/4,  200 feet; thence west parallel to the north line of said 1/4, 100 feet; thence north
68 1/2  degrees  west 246 feet;  thence  north 77  degrees  west 430 feet to the center  of the old bed of White  River;  thence  south 4  degrees  west 36 feet;
thence  south 37 degrees  west 300 feet;  thence south 45 degrees west 400 feet;
thence  south 65 degrees  west 400 feet;  thence  south 55 1/4 degrees  west 200 feet;  thence  south 50 degrees  west 520 feet to the west line of said  quarter section;  thence south 605 feet to the southwest corner of said quarter;  thence east 2,655 feet to the beginning.

     Also the south 1/2 of the northwest  1/4 of Section 34,  Township 15 North,
Range 3 East, in Marion County,  Indiana,  except,  however,  15 acres,  more or less, off of the entire south side of said  northwest 1/4 section,  described as follows, to-wit:

     Beginning at the southeast corner of said northwest quarter of said Section
34;  thence north 247.5 feet;  thence  westerly  parallel with the south line of said  northwest  quarter to the west line of said Section 34; thence south 247.5 feet to the southwest corner of said northwest quarter; thence east to the point of beginning.

     Also except the following described tract:

     Part of the northwest 1/4 of Section 34,  Township 15 North,  Range 3 East,
more particularly described as follows, to-wit:

     Beginning at a point on the east line of the  northwest  1/4 of Section 34,
Township 15 North,  Range 3 East,  247.5 feet north of the  southeast  corner of said  northwest  1/4,  running thence west 2676.87 feet to the west line of said
Section 34,  thence north 757.75 feet to a point in said west line,  thence east
2667.7  feet to a point in the east line of said  northwest  1/4,  thence  south along  said  east  line of said  northwest  1/4,  757.75  feet to the  point  of beginning, containing 46.46 acres, more or less.

     14. Part of the  southeast  Fractional  Quarter of Section 28,  Township 15
North, Range 3 East of the Second Principal Meridian, in Marion County, Indiana,
more particularly described as follows, to-wit:

     Beginning  at the  northeast  corner  of said  southeast  quarter  section, running  thence south 88 degrees  24-18/29  minutes west along the north line of said  quarter  section  735.00 feet to a point on the present east bank of White
River,  thence south 31 degrees  31-29/40  minutes west 1215.36 feet to a point, thence  north 50  degrees 30 minutes  east 83 feet,  thence  north 73 degrees 30 minutes  east,  120 feet,  thence south 81 degrees  10-7/29  minutes east 357.93 feet,  thence north 78 degrees east 258 feet, thence north 44 degrees 30 minutes east 288 feet, thence north 20 degrees 30 minutes east 204 feet, thence north 30 degrees west 285 feet,  thence south 89 degrees 30 minutes east 300 feet, thence south 87 degrees 45 minutes east 158.60 feet to a point on the east line of said southeast  quarter  section,  thence north 0 degrees 42-11/29 minutes west along said east line  336.34 feet to the  northeast  corner of said  quarter  section, being the place of beginning.

     Also,  part of the  southeast  fractional  quarter of Section 28 aforesaid, more particularly described as follows, to-wit:

     For a  point  of  beginning,  begin  at a  point  on the  east  line of the southeast 1/4 of Section 28, Township 15 North,  Range 3 East, which is 605 feet distant from and north 0 degrees 42-11/29 minutes west from the southeast corner of said quarter section,  thence south 62 degrees west 300 feet, thence south 86 degrees west 200 feet;  thence north 82 degrees 45 minutes west 300 feet, thence north 44 degrees west 400 feet, thence north 39 degrees 30 minutes west 567 feet to a point on the west bank of White River which is the point of beginning. From said point of beginning,  continuing  in a straight  line in the last  mentioned course 168 feet to a point;  thence  north 21  degrees  west 92 feet to a point;
thence  north 32 degrees 15 minutes  east 270 feet to a point;  thence  north 50 degrees 30 minutes  east 83 feet to a point;  thence north 73 degrees 30 minutes east 120 feet to a point;  thence south 81 degrees  10-7/29 minutes east 10 feet more or less to a point in the west bank of White River, thence down stream with said White River to the point of beginning.

     Also part of the southeast fractional quarter of Section 28 aforesaid, more particularly described as follows, to-wit:

     For a point  of  beginning,  begin  at a  point  on the  east  line of said southeast  quarter  section  which is 605 feet  distant from the north 0 degrees
42-11/29  minutes west from the southeast  corner of said  southeast one quarter section,  thence  south 62  degrees 0 minutes  west 300  feet,  thence  south 86 degrees 0 minutes  west 200 feet,  thence  north 82 degrees 45 minutes  west 300 feet;  thence  north 44 degrees  west 400 feet to a point of  beginning,  thence north 82 degrees  22-2/3  minutes  West 63.94 feet,  thence  north 38 degrees 45 minutes  west  149.60  feet,  thence  north 31 degrees 0 minutes  west 183 feet, thence north 83 degrees west 166.89 feet, thence north 77 degrees 0 minutes east
22.56 feet, thence north 31 degrees west 306.47 feet, thence north 32 degrees 15 minutes  east  98.02  feet to a point on the west line of the land  conveyed  to
Indianapolis  Power & Light  Company by  Indianapolis  Light and Heat Company by
deed recorded in Town Lot Record 784, page 11 in the office the Recorder of said
Marion  County,  thence  with the  southwest  line  said land  conveyed  to said
Indianapolis  Power & Light Company by said Indianapolis  Light and Heat Company south 21 degrees east 92.00 feet,  thence with the  southwest  line of said land conveyed to said Indianapolis  Power & Light Company by said Indianapolis  Light and Heat  Company  south 39 degrees 30 minutes  east 735.00 feet to the place of beginning, containing 1.1018 acres, more or less.

     Also,  part of the  southeast  fractional  quarter of Section 28 aforesaid, more particularly described as follows, to-wit:

     Beginning  at a point which is 21.65 chains or 1428.90 feet due west of the east line of said southeast  quarter section,  and 17.43 chains 1150.38 feet due north of the south  line of said  southeast  quarter  section,  thence  south 77 degrees 0 minutes  west 204.20  feet,  thence  north 39 degrees 30 minutes  west
136.80 feet,  thence north 32 degrees 15 minutes east 240.12 feet,  thence south
31 degrees 0 minutes  east  306.47  feet to the place of  beginning,  containing
1.0412 acres, more or less.

     Also, part of the southeast  fractional  quarter of Section 28,  aforesaid, more particularly described as follows, to-wit:

     For a  point  of  beginning,  being  at a  point  on the  east  line of the southeast  one-quarter  of said  Section 28,  which is 605 feet distant from the north 0 degrees 42-11/29 minutes west from the southeast corner said one-quarter section,  thence  south 54  degrees  west 145 feet,  thence  south 72 degrees 45 minutes west 200 feet,  thence  south 80 degrees west 100 feet,  thence due west
200 feet,  thence  north 69 degrees 15 minutes  west 160 feet,  thence  north 55 degrees 15 minutes  west 200 feet,  thence  north 49 degrees 0 minutes  west 200 feet,  thence  north  38  degrees  45  minutes  west  50.40  feet to a point  of beginning;  thence  continuing  north 38 degrees 45 minutes  west  149.60  feet, thence  north 31 degrees 0 minutes  west 183 feet,  thence north 83 degrees west
166.89 feet,  thence south 77 degrees west 181.64 feet,  thence south 39 degrees
30 minutes east 265.17 feet,  thence south 82 degrees 22-2/3 minutes east 365.08 feet to the place of beginning, containing 1.953 acres more or less.

     15. Part of the north east quarter and a part of the  southeast  quarter of
Section 28, Township 15 North, Range 3 East, described as follows:  Beginning at a point on the east line of  Section  28,  Township  15 North,  Range 3 East,  a distance  of 1517.9  feet  south of the  northeast  corner of said  Section  and running thence south 0 degrees 42 minutes east 125 feet; thence north 84 degrees
14 minutes  west 209.90  feet;  thence south 55 degrees 3 minutes west 162 feet;
thence south 47 degrees 15 minutes west 188.75 feet;  thence south 40 degrees 55 minutes  west 200 feet;  thence  south 41 degrees 25 minutes  west 211.85  feet;
thence  south 23 degrees 40 minutes  west 695 feet;  thence  south 10 degrees 39 minutes west 136 feet;  thence south 10 degrees 39 minutes west 362 feet; thence south 12 degrees 18 minutes west 34.56 feet;  thence south 31 degrees 31 minutes
44 seconds west 397.51 feet; thence north 6 degrees 50 minutes east 477.07 feet;
thence  north 9 degrees 20  minutes  east 500 feet;  thence  north 27 degrees 38 minutes east 500 feet; thence north 38 degrees 49 minutes 58 seconds east 300.97 feet;  thence north 41 degrees 55 minutes east 640 feet; thence north 87 degrees
56 minutes 26 seconds east 348.95 feet;  to the place of  beginning;  containing
9.18  acres more or less of which  approximately  2.5 acres on the east side now lies in the present bed of White River.

     16. A portion of Fractional  Section 28 in Township 15 North, Range 3 East,
described as follows:  Beginning at the southeast corner of said Section 28, and running thence north with the east line of said Section, 605 feet, to the center of the old bed of White River;  thence with the center of said old bed of  White
River,  south 54  degrees  west 145 feet,  to a point;  thence  south 72 and 3/4 degrees  west 200 feet to a point;  thence  south 80 degrees  west 100 feet to a point; thence west 200 feet to a point; thence north 69 and 1/4 degrees west 160 feet to a  point;  thence  north  55 and 1/4  degrees  west 200 feet to a point;
thence  north 49  degrees  west 200  feet to a  point;  thence  north 38 and 3/4 degrees  west 200 feet to a point;  thence north 31 degrees west 183 feet to low water in new channel of said White  River,  thence with low water in new channel of said White River north 83 degrees  west 370 feet to a point;  thence south 63 and 3/4 degrees west 290 feet to a point;  thence south 76 degrees west 161 feet to a point;  thence  south 69 and 3/4 degrees  west 100 feet to a point;  thence south 55 and 1/4 degrees west 393 feet to a point;  thence south 31 degrees west
478 feet to a point;  thence  south 37 and 1/4 degrees west 100 feet to a point;
thence  south 54 and 3/4 degrees  west 400 feet to a point;  thence south 67 and
1/2 degrees  west 160 feet to a point;  thence south 76 degrees west 246 feet to the south  line of said  Section  28;  thence  east with said south line of said section, 3476 feet to the place of beginning, containing 45 acres, more or less, except the parcels of land heretofore conveyed on the 16th day of August,  1930, by those certain deed recorded on the 6th day of September, 1930, in Deed Record
87 at page 467 and 470.  Also,  part of the  northeast  quarter of  Section  33,
Township 15 North, Range 3 East, in Marion County, Indiana, described a follows:
Beginning at the northeast corner of said Section 33, Township 15 North, Range 3
East,  and running  thence south with the east line of said Section 33, south no degrees 14 minutes east, 324 feet to a point; thence north 75 degrees 36 minutes west 623  feet to a point;  thence  north 64  degrees  west 276 feet to a point;
thence north 8.47 feet to a point in the north line of said  Section 33;  thence in an eastwardly  direction with said north line of said Section 33, Township 15
North, Range East, 851.11 feet to the place of beginning, containing 3.58 acres, more or less.

                       B.   C.C. PERRY PLANT, SECTION K.

     C.C.  Perry  Plant,  Section  K, a steam and  electric  generating  station contains two 15,000 KW 250 pound steam pressure turbine  generators,  one 12,500
KW 600 pound  topping  turbine,  and one 5,000 KW 600 pound house  turbine.  Its boiler equipment  includes ten 250 pound boilers  aggregating  7,950 horse power nominal rating,  five 150 pound boilers with a combined  nominal rating of 3,060 boiler horsepower,  and two 650 pound boilers each capable of delivering 300,000 pounds of steam per hour continuously. The equipment includes facilities for ash
handling,  coal  handling,  and  coal  storage;   condensing  water  intake  and
discharge;  and boiler feed water conditioning.  The plant also includes an A.C.
to D.C. conversion substation.  Transmission and distribution facilities include three  transformers of 25,000 KVA total capacity,  and a three phase transformer of 25,000 KVA capacity;  through which  transformers  this plant is connected to the 33,000 volt  transmission  loop of the Company.  From this plant  energy is also  distributed  to the 4,000 volt network of the Company.  Both high pressure and low  pressure  steam is  delivered  from  this  plant  through  a system  of underground mains to industrial and commercial  customers.  A 20 inch to 16 inch
250 pound  steam tie line  connects  C.C.  Perry  Plant,  Section W, and permits operation of both as a single unit as respects steam generating facilities.

     C.C. Perry Plant, Section K, is located on lands described in Parcels 17 to
28, both inclusive, as follows:

     17. Lots 1, 2, and 3 in Anton Wiegand's  Subdivision of Lots 1, 2, 3, 4, 5,
and 6 in Square 92 of the Donation Lands of the Town, now City, of Indianapolis,
the plat of which  Subdivision  is  recorded  in Plat Book 7,  page 107,  in the office of the Recorder of Marion County, Indiana.

     18. Lot 4 in Anton  Wiegand's  Subdivision  of Lots 1, 2, 3, 4, 5, and 6 in
Square 92 of the Donation Lands of the Town, now City, of Indianapolis, the plat of which  Subdivision is recorded in Plat Book 7, page 107, in the office of the
Recorder of Marion County, Indiana.

     19. Lot Seven (7) in Anton Wiegand's  Subdivision of Lots One (1), Two (2),
Three (3), Four (4), Five (5), and Six (6) in Square  Ninety-Two (92), being the southeast  one-half of Square Ninety-Two (92) of the Donation Lands of the Town,
now City,  of  Indianapolis,  Marion  County,  Indiana,  the plat of which is of record  in Plat  Book 7 at page 107 in the  office  of the  Recorder  of  Marion
County, Indiana.

     20. Lot Eight (8) in Anton Wiegand's  Subdivision of Lots One (1), Two (2),
Three (3), Four (4), Five (5), and Six (6) in Square  Ninety-Two (92), being the southeast  one-half of Square Ninety-Two (92) of the Donation Lands of the Town,
now City,  of  Indianapolis,  Marion  County,  Indiana,  the plat of which is of record  in Plat  Book 7 at page 107 in the  office  of the  Recorder  of  Marion
County, Indiana.

     21. All of Lot Nine (9) and a strip of ground of the uniform width measured from east to west of three (3) feet taken by a line drawn parallel with the east line of said lot off of the east  side of Lot Ten (10),  all in Anton  Wiegand's
Subdivision of Lots One (1), Two (2), Three (3), Four (4), Five (5), and Six (6)
in Square  Ninety-Two (92), being the southeast  one-half of the Square numbered
Ninety-Two  (92) of the Donation Lands of the Town,  now City, of  Indianapolis,
Marion  County,  Indiana,  the plat of which is of record in Plat Book 7 at page
107 in the office of the Recorder of Marion County, Indiana.

     22. Lot Twelve (12) in Anton  Wiegand's  Subdivision of Lots 1, 2, 3, 4, 5,
and 6 in Square 92 in the City of Indianapolis,  as per plat of said Subdivision recorded  in Plat Book 7,  page 107,  in the  office of the  Recorder  of Marion
County, Indiana.

     23. Lots 13 and 14 in Anton Wiegand's  Subdivision of the southeast half of
Square 92 of the Donation Lands of the Town, now City, of Indianapolis, the plat of which  Subdivision is recorded in Plat Book 7, page 107, in the office of the
Recorder of Marion County, Indiana.

     24. Lot 15 in Anton  Wiegand's  Subdivision of Lots 1, 2, 3, 4, 5, and 6 in
Square  92 of the  Donation  Lands  of the  City of  Indianapolis,  as per  plat thereof,  recorded  in Plat Book 7, page 107 in the  office of the  Recorder  of
Marion County, Indiana.

     25. Lots 18, 19, 20 and 21 in Anton Wiegand's  Subdivision of Lots 1, 2, 3,
4, 5, and 6 in Square 92 of the Donation Lands of the City of  Indianapolis,  as
per  plat  thereof,  recorded  in Plat  Book 7,  page 107 in the  office  of the
Recorder of Marion County, Indiana.

     26. Lot 22 in Anton  Wiegand's  Subdivision of Lots 1, 2, 3, 4, 5, and 6 in
Square  92 of the  Donation  Lands  of the  City of  Indianapolis,  as per  plat thereof,  recorded  in Plat Book 7, Page 107 in the  office of the  Recorder  of
Marion County, Indiana.

     27. The northwest half of Square  Ninety-Two  (92) of the Donation Lands of the Town,  now City,  of  Indianapolis;  also all that part of Louisiana  Street added  to said  northwest  half of said  Square  92 by  virtue  of the  vacation proceedings  had by the Board of  Public  Works of the City of  Indianapolis,  a
transcript  of which was recorded on April 24,  1906,  in Town Lot Record 400 at page 210,  and which part of Louisiana  Street so added  thereto is described as follows, to wit: Beginning at the point of intersection of the east line of West
Street with the south line of Louisiana Street;  thence north with the east line of West Street twenty-six and five-tenths (26.5) feet to a point thence east and parallel with the south line of Louisiana  Street three hundred  eighty-two  and eighty-six  (382.86) feet to the northwest line of Kentucky Avenue;  thence in a southwesterly direction along the northwest line of Kentucky Avenue thirty-seven and forty-eight  hundredths  (37.48) feet to the south line of Louisiana Street;
thence west with the south line of Louisiana Street three hundred  fifty-six and thirty-six  hundredths  (356.36) feet to its intersection  with the east line of
West Street and the place of beginning.  Also, all that part of Louisiana Street added to said Northwest half of said Square  Ninety-Two  (92) and to the vacated portion of Louisiana Street immediately hereinbefore described by virtue of the vacation  proceedings  had  by  the  Board  of  Public  Works  of  the  City  of
Indianapolis,  a transcript of which was recorded on September 27, 1916, in Town
Lot  Record  567 at page 85 and which  part so added  thereto  is  described  as follows:  Beginning  at a point in the  intersection  of the  east  line of West
Street with the south line of Louisiana Street,  said point being twenty-six and one-half  (26 1/2) feet north of the original  south line of  Louisiana  Street;
thence  running east along said present south line one hundred  fifty-three  and thirty  hundredths  (153.30) feet to a point;  thence running in a northwesterly direction  thirty-six (36) feet to a point,  said point being  thirty-three  and forty  hundredths  (33.40)  feet north of the  original  south line of Louisiana
Street  measured at right angles thereto;  thence  continuing in a northwesterly direction  fifty-four  (54) feet to a point,  said point  being  forty-four  and eighty  hundredths  (44.80) feet north of said  original  south line measured at right angles thereto; thence continuing in a northwesterly direction sixty-eight and  sixty-five  hundredths  (68.65)  feet to a point in the  east  line of West
Street,  said point being thirty- four and  forty-five  hundredths  (34.45) feet north of the present south line of Louisiana Street;  thence running south along the said east line  thirty-four  and forty-five  hundredths  (34.45) feet to the place of beginning.  Also a strip of ground of uniform width of twelve and three hundredths  (12.03)  feet  measured  from east to west  immediately  west of and adjoining  the  northwest  half of said square  Ninety-two  (92) and the vacated portions of Louisiana Street immediately hereinbefore described, the description of which  strip of ground  twelve  and  three  hundredths  (12.03)  feet wide is determined by a vacation  proceeding and opening  proceeding had by the Board of
Public Works of the City of  Indianapolis,  and which  vacation  proceeding  was recorded January 15, 1917, in Town Lot Record 570 at page 309, and described the following tract of ground,  to wit:  Beginning at a point in the intersection of the south line of  Louisiana  Street with the east line of West  Street;  thence running  south  with the east line to the  northwest  line of  Kentucky  Avenue;
thence running  southwest with the northwest line of Kentucky Avenue extended to a point, said point being fourteen and fifty-three  hundredths (14.53) feet west of the first  described  line measured at right angles  thereto;  thence running north parallel with and fourteen and fifty-three hundredths (14.53) feet distant from the first  described  line to the south line of Louisiana  Street  extended west at right  angles to the  first  described  line  measured  at right  angles thereto;  thence  running east with said extended line fourteen and fifty- three hundredths  (14.53) feet to the place of  beginning;  from which last  described real  estate so vacated  and added to the real  estate  hereinbefore  described, there has since been taken for the  opening  and  widening  of West  Street from
Kentucky  Avenue to Louisiana  Street,  the transcript of which  proceedings for opening and widening  were recorded  August 28, 1917, in Mortgage  Record 719 at page 236, the following  described real estate whereby the ground just described is limited to a width of twelve and three hundredths  (12.03) feet; which ground so opened and widened is described as follows,  to wit:  Beginning at a point on the south line of Louisiana Street with the east line of West Street (said point being  seventy-five and forty-seven  hundredths  (75.47) lineal feet east of the west line of West Street and twenty-nine and five hundredths  (29.05) feet south of the north line of  Louisiana  Street);  thence  running east along said south line of  Louisiana  Street  two and one-  half (2 1/2)  feet to a point;  thence running  south  parallel with and two and one-half (2 1/2) feet distant from the east line of West  Street,  to the  northwest  line of Kentucky  Avenue;  thence running  southwest  along said  northwest  line to the east line of West Street;
thence  running north along said east line to the place of  beginning;  making a street seventy-seven and ninety-seven hundredths (77.97) feet wide.

     28. Part of Out Lot One Hundred  Thirty-Five (135) of the Donation Lands of
the City of  Indianapolis,  being a twenty  (20) foot strip of land  between the
Condemnation  Line and Line  "G" as  described  in  Declaratory  Resolution  No.
11,614,  adopted  March 14,  1924,  by the Board of Public  Works of the City of
Indianapolis, and between the north property line of a tract of land transferred to Mortimer  Schussler by the  Crescent  Packing  Company,  recorded in Town Lot
Record 731, page 175, in the office of the Recorder of Marion  County,  Indiana, and a line fifty feet south of and  parallel  to the center line of the old main track, St. Louis Division, P.C.C. & St. L. Railroad, more particularly described as follows: Measure westwardly along the south line of said Out Lot 135, a total of 773.53 feet from the  southeast  corner of Out Lot 135;  thence  northwardly, deflecting  97 degrees  and 34 minutes to the right  303.89 feet to the point of beginning; thence northwardly along the last described line produced northwardly
8.36 feet;  thence  northwardly  along a curve to the left,  said curve having a radius of 3,601.10 feet a distance of 343.34 feet to a point in the line 50 feet south of and parallel to the center  line  of the old main track of the P.0.C. &
St. L. Railroad; thence westwardly parallel to and 50 feet distant from the said center  line of the old main  track  20.01 feet to a point;  thence  southwardly along a curve to the left, said curve having a radius of 3,581.10 feet and lying west of and 20 feet distant from the first described curve, a distance of 340.87 feet to a point;  thence  continuing  southwardly along the tangent to the curve
11.02 feet to a point; thence eastwardly deflecting 97 degrees and 34 minutes to the left,  20.18 feet to the place of beginning,  containing  0.16 acre, more or less.

                       C.   C.C. PERRY PLANT, SECTION W.

     C.C. Perry Plant, Section W, is a steam and electric plant which is tied in with the 33,000 volt loop of the Company, distributes energy through circuits to the 4,000 volt A.C.  network,  and delivers  intermediate  (175 pound)  pressure steam to  industrial  customers  and low pressure  steam to the  district  steam heating  mains of the  Company.  It contains  four  turbine  generators  with an aggregate rating of 18,200 KW and sixteen boilers with a combined nominal rating of 9,200 boiler  horsepower.  The  operation is chiefly  non-condensing  exhaust steam being delivered to low pressure steam heating mains.  The plant has boiler house  bunker  capacity  of 1,000  tons;  and 14,000  yard and pit coal  storage facilities  connected  with it. A transformer  substation  located at this plant
contains  four  5,000  KVA   transformers   connecting   with  the  33,000  volt
transmission  loop of the  Company.  A steam  tie  line  from 20 inch to 16 inch connects with C.C. Perry Plant, Section K.

     C.C. Perry Plant, Section W, is located on lands described in Parcels 29 to
31, both inclusive, as follows:

     29. Part of Lot Seventeen  (17) in Blake and Ray's  Subdivision  of part of out lot 148 and of the Steam Mill lot,  as per plat  thereof in Deed Record "T", at  page  639,  in  the  Recorder's  Office  of  Marion  County,  Indiana,  more particularly described as follows: Beginning at a point in the northerly line of
Washington  Avenue  formerly  called  the  Cumberland  Road and  afterwards  the
National Road,  said point being  sixty-seven and sixty-two  hundredths  (67.62)
feet measured  eastwardly along said northerly line of Washington  Avenue from a stone set in the ground at the intersection of said northerly line of Washington
Avenue with the east line of Geisendorff Street, running thence eastwardly along said northerly line of Washington Avenue  thirty-four and ninety- two hundredths
(34.92) feet more or less to a point of intersection of said northerly line with the west line of Lot Eighteen (18) in said Subdivision; thence northwardly along said  west  line  of  said  Lot  Eighteen  (18)  two  hundred  twenty-seven  and thirty-four  hundredths  (227.34) feet more or less to the point of intersection of said west line of Lot Eighteen (18) with the southerly line of Market Street, thence west along said  southerly  line of Market  Street  twenty-six  and fifty hundredths  (26.50) feet more or less to a point  seventy-five  and thirty-eight hundredths (75.38) feet measured  eastwardly along said southerly line of Market
Street from a stone set in the ground at the intersection of said southerly line of Market Street with the east line of Geisendorff Street, thence southwardly at right angles to said  southerly  line of Market Street two hundred  twenty-three and thirty hundredths (223.30) feet more or less to the point of beginning. Also vacated alley lying between Lots Twenty (20) and  Twenty-One  (21) in said Blake and Ray's Subdivision.

     30. Lots  Eighteen  (18),  Nineteen (19) and Twenty (20) in Blake and Ray's
Subdivision  of  part of out lot 148 and of the  Steam  Mill  Lot,  as per  plat thereof  in Deed  Record  "T" at page 639 in the  Recorder's  Office  of  Marion
County, Indiana.

     31. Part of Lot Twenty-One  (21) in Blake and Ray's  Subdivision of part of out lot 148 and of the Steam Mill Lot, as per plat thereof in Deed Record "T" at page 639, in the Recorder's Office of Marion County,  Indiana, more particularly described as follows:  Beginning at the northwest  corner of said Lot Twenty-One
(21) and running thence  southwardly  along the west line of said Lot Twenty-One
(21), two hundred fifty and sixty-six  hundredths  (250.66) feet more or less to the northerly line of Washington Avenue, formerly called the Cumberland Road and afterwards the National  Road,  thence  eastwardly  along said northerly line of
Washington Avenue forty-one and twenty-five hundredths (41.25) feet more or less to a point five and thirty-four hundredths (5.34) feet measured westwardly along the northerly  line of Washington  Avenue from the southeast  corner of said Lot
Twenty-One (21) as the same appears on the plat aforesaid, thence northwardly at right  angles  to  said  northerly  line of  Washington  Avenue  thirty-two  and seventy-five hundredths (32.75) feet more or less to a point on the east line of
Lot Twenty-One  (21),  running thence north along said east line of said lot two hundred twenty-four and thirty-four hundredths (224.34) feet more or less to the south line of Market Street,  thence west along said south line of Market Street forty-six (46) feet more or less to the place of beginning.

                            D.   MILL STREET STATION.

     Mill Street steam and electric  generating station contains three 235 pound steam turbine  generators  with an aggregate  capacity of 45,000 KW and fourteen boilers  with an  aggregate  nominal  rating of 11,715  boiler  horsepower.  Low pressure live steam from this station is fed to the steam heating  system of the
Company  serving the north side  residential  and  apartment  house area and the downtown business district of the City of Indianapolis.  Its equipment  includes switch house,  control room, coal and ash handling,  storage  facilities,  water softening  plant,  condensing  water  system with screen  houses and duct lines, railroad switching  facilities and transformer  substation.  The latter contains
two  transformer   banks:  three  transformers  of  8,333  KVA  each,  and  four transformers  of 3,333  KVA  each;  through  which  this  station  ties into the
Company's 33,000 volt transmission loop.

     Mill Street Station is located on lands described in Parcels 32 to 47, both inclusive, as follows:

     32. Lot One (1) in Schurmann's  First Addition to the City of Indianapolis,
as the plat  thereof is recorded in Town Lot Record 71 at page 247 in the office of the Recorder of Marion  County,  Indiana.  Also a strip west of and adjoining said lot, being part of Northwestern Avenue vacated.  Also all that part of Mill
Street vacated, which is described as follows: Beginning at the southeast corner of said Lot One (1) and running  thence east along the south line  extended east of said Lot One (1) a distance  of twenty  (20)  feet;  thence  north  along the center  line of Mill  Street  vacated a distance  of fifty (50) feet to a point;
thence west along the north line extended east of said Lot One (1) a distance of twenty (20) feet to the northeast corner of said Lot One (1), thence south along the east line of said Lot One (1) a distance  of fifty (50) feet to the place of beginning.

     33. Lot Two (2) in Schurmann's  First Addition to the City of  Indianapolis
as the plat  thereof is recorded in Town Lot Record 71 at page 247 in the office of the Recorder of Marion  County,  Indiana.  Also a strip west of and adjoining said lot, being part of Northwestern Avenue vacated.  Also all that part of Mill
Street vacated which is described as follows:  Beginning at the northeast corner of said Lot Two (2),  running  thence  south along the east line of said Lot Two
(2) which is the west line of Mill Street vacated, a distance of fifty (50) feet to the  southeast  corner of said Lot Two (2),  thence  east  along and with the south line  extended  east of said Lot Two (2) a distance of twenty (20) feet to the center line of Mill Street  vacated;  thence  north along the center line of
Mill  Street  vacated  and  parallel  to the east  line of said  Lot Two (2),  a distance  of  fifty  (50)  feet to a point  in the  center  line of Mill  Street vacated,  which point intersects the north line,  extended east, of said Lot Two
(2); thence west along the north line, extended east, of said Lot Two (2) to the point of beginning.

     34. Lots Three and Four (3 and 4) in Schurmann's First Addition to the City
of Indianapolis,  as the plat thereof is recorded in Town Lot Record 71, at page
247, in the Office of the Recorder of Marion County,  Indiana. Also a strip west of and adjoining said Lots,  being a part of Northwestern  Avenue vacated.  Also all that part of said Lot Three (3) at one time opened as Nineteenth  Street and since  vacated by  proceedings  which are of record in Town Lot Record 659, page
151.  Also all that  part of Mill  Street  which has been  vacated  and which is described as follows, to wit: Beginning at the northeast corner of said Lot Four
(4) in  Schurmann's  First  Addition and running thence south along and with the east lines of Lots Four (4) and Three (3) a distance  of ninety (90) feet to the southeast  corner of said Lot Three (3) in  Schurmann's First  Addition;  thence east along the south  line  extended  east of said Lot Three (3) a  distance  of twenty (20) feet to the center line of Mill Street  vacated;  thence north along the center  line of said Mill Street  vacated  and  parallel to the east line of said Lots Three (3) and Four (4), a distance  of ninety  (90) feet to a point in the north line  extended  east of said Lot Four (4) where the north line of said
Lot Four (4) extended east  intersects  the center line of Mill Street  vacated;
thence west along the north line extended east of said Lot Four (4) to the place of beginning.

     35. Lot Five (5) in Schurmann's First Addition to the City of Indianapolis,
as the plat  thereof is recorded in Town Lot Record 71 at page 247 in the Office of the Recorder of Marion  County,  Indiana.  Also a strip west of and adjoining said lot, being a part of Northwestern  Avenue vacated.  Also, that part of Mill
Street vacated which is described as follows:  Beginning at the northeast corner of said Lot Five (5) and running thence south along the east line of said lot, a distance of forty (40) feet to the southeast corner of said Lot Five (5); thence east along the south line extended east of said Lot Five (5) twenty (20) feet to the center line of Mill Street  vacated;  thence north along and with the center line of Mill Street vacated,  a distance of forty (40) feet to a point where the center line of Mill Street  vacated  intersects  at right  angles the north line extended  east of said Lot Five (5);  thence west along the north line  extended east of said Lot Five (5) to the place of  beginning.  Also Lot  Eleven  (11) in
Albert Crane's  Subdivision of the southwest corner of the northeast  quarter of
Section  Thirty-five (35), Township Sixteen (16) North, Range Three (3) East, as
the plat thereof is recorded in Plat Book 2 at page 6 in the  Recorder's  Office of Marion County,  Indiana,  said addition  sometimes being called Crane's North
Addition  to the City of  Indianapolis.  Also a strip of ground  of the  uniform width of eight and one-half (8 1/2) feet north of and  adjoining Lot Eleven (11)
herein, being part of the first alley north of Eighteenth Street, vacated.

     36. Lot Six (6) in Schurmann's  First Addition to the City of Indianapolis,
as the plat  thereof is recorded in Town Lot Record 71 at page 247 in the office of the Recorder of Marion  County,  Indiana.  Also a strip west of and adjoining said Lot Six (6), being a part of Northwestern Avenue vacated. Also that part of
Mill  Street  vacated,  east of and  adjoining  said  Lot Six (6)  described  as follows:  Beginning at the northeast  corner of said Lot Six (6) in  Schurmann's
First  Addition,  being  also a point in the west line of Mill  Street  vacated;
thence  running  south  along and with the east line of said Lot Six (6) and the west line of Mill Street vacated a distance of forty (40) feet, to the southeast corner of said Lot Six (6);  thence east along and with the south line  extended east of said Lot Six (6) a  distance  twenty  (20) feet to a point in the center line of Mill Street vacated; thence north along and with the center line of Mill
Street  vacated  to a point  where  said  center  line of  Mill  Street  vacated intersects  the north line extended east of said Lot Six (6);  thence west along the north line extended east of said Lot Six (6) to the place of beginning.

     37. The south half of Lot Seven (7) in  Schurmann's  First  Addition to the
City of  Indianapolis,  as the plat  thereof is  recorded in Town Lot Record 71, page 247, in the office of the Recorder of Marion County, Indiana. Also all that part of Northwestern  Avenue which has been vacated.  Also all that part of Mill
Street, vacated, described as follows, to wit: Beginning at the southeast corner of said Lot Seven (7) and running thence east along the south line extended east of said Lot Seven (7) a distance  of twenty (20) feet to the center line of Mill
Street  vacated;  thence  north  along and with the center  line of Mill  Street vacated to a point where said center line of Mill Street  intersects  the center line extended east of said Lot Seven (7); thence west a distance of twenty (20)
feet to a point  at the  center  of the  east  line of  said  Lot  Seven  (7) in
Schurmann's  First Addition;  thence south along the east line of said Lot Seven
(7) to the point of beginning.

     38. The north half of Lot Seven (7) in  Schurmann's  First  Addition to the
City of  Indianapolis,  as the plat thereof is recorded in Town Lot Record 71 at page 247 in the office of the Recorder of Marion County,  Indiana. Also a strip, west of and adjoining said Lot, being part of vacated  Northwestern Avenue. Also the south half of vacated  Nineteenth  Street from  Northwestern  Avenue to Mill
Street,  being  seventeen  and  one-half  (17 1/2) feet from the north to south, adjoining the above described Lot Seven (7) in Schurmann's First Addition on the north as such vacation  proceedings  are recorded in Town Lot Record 524 at page
184.  Also all that part of Mill  Street  added to said Lot Seven (7) and to the south half of said Nineteenth Street vacated described as follows:  Beginning at a point  seventeen and one-half (17 1/2) feet north of the  northeast  corner of said Lot Seven (7);  thence  running  south along the east line of said  vacated
Nineteenth  Street and the east line of said Lot Seven (7) to a point  where the center line of said Lot Seven (7) intersects the east line thereof;  thence east a distance of twenty (20) feet to the center line of Mill Street vacated; thence north along the center  line of Mill Street  vacated to a point where the center line of Mill Street  vacated  intersects  the center line of  Nineteenth  Street vacated; thence west a distance of twenty (20) feet to the place of beginning.

     39. Lot Eight (8),  Nine (9),  Ten (10),  Eleven  (11),  and Twelve (12) in
Schurmann's  First Addition to the City of Indianapolis,  as the plat thereof is recorded  in Town Lot  Record 71 at page 247 in the  office of the  Recorder  of
Marion County, Indiana. Also a strip west of and adjoining said lots, being part of Northwestern  Avenue  vacated.  Also a strip adjoining said lots on the east, being part of Mill Street vacated, described as follows: Beginning on the center line of Nineteenth  Street  vacated  where it  intersects  the west line of Mill
Street  vacated  and running  east to the center  line of Mill  Street  vacated;
thence north along and with the center line of Mill Street  vacated to the point where said center line of Mill Street  vacated  intersects the southwest line of the  right of way of the  Cleveland,  Cincinnati,  Chicago & St.  Louis  Railway
Company;  thence northwesterly along said southwest line of said Railway Company to the point where said southwest line  intersects the east line of said Lot Ten
(10) in Schurmann's  First Addition  aforesaid;  thence south along and with the east lines of Lots Ten (10),  Nine (9),  and Eight  (8),  in  Schurmann's  First
Addition aforesaid,  and the east line of Nineteenth Street vacated to the point of beginning.  Also a strip of ground  seventeen and one-half (17 1/2) feet wide from north to south, being the north half of Nineteenth Street vacated adjoining said Lot Eight (8) on the south thereof as such vacation  proceedings  are shown in Town Lot Record 524 at page 184 in the  records in the  Recorder's  Office of
Marion County, Indiana.

     40.  Lots  Thirteen  (13),  Fourteen  (14),  Fifteen  (15),  Sixteen  (16),
Seventeen  (17),  Eighteen  (18),  Nineteen (19) and Twenty (20) in  Schurmann's
First Addition to the City of  Indianapolis,  as the plat thereof is recorded in
Town Lot Record 71 at page 247 in the office of the  Recorder of Marion  County,
Indiana. Also a strip west of and adjoining said lots, being part of Mill Street vacated,  described as follows:  Beginning at the southwest corner of Lot Twenty
(20) in Schurmann's  First Addition, thence running west along and with the said south line  extended  west, a distance of twenty (20) feet to the center line of
Mill Street vacated;  thence north along said center line of Mill Street vacated to the point  where said  center  line of Mill  Street  vacated  intersects  the southwest right of way line of the Cleveland,  Cincinnati, Chicago and St. Louis
Railway  Company;  thence  southeast  along  said right of way line to the point where said right of way line intersects  the west line of Lot  Thirteen  (13) in
Schurmann's  First Addition;  thence south along and with the west lines of Lots
13, 14, 15 16, 17, 18, 19 and 20 in Schurmann's  First  Addition,  a distance of four hundred  thirty-one  (431) feet to the southwest corner of said Lot 2 being the point of beginning.

     41. Lots Four (4), Five (5), and Six (6) in Albert  Crane's  Subdivision of
the  Southwest  corner of the  northeast  quarter of Section  Thirty-Five  (35),
Township  Sixteen  (16)  North,  Range  Three  (3) East as the plat  thereof  is recorded in Plat Book 2 at page 6 in the office the  Recorder of Marion  County,
Indiana, said addition sometimes being called Crane's North Addition to the City of  Indianapolis;  also a strip of  ground  of the  uniform  width of eight  and one-half  (8 1/2) feet north of and  adjoining  said lots by virtue of  vacation proceedings in Town Lot Record 767, page 210.

     42. Lot Seven (7) in Albert Crane's  Subdivision of the southwest corner of the northeast quarter of Section  Thirty-Five (35), Township Sixteen (16) North,
Range Three (3) East,  as the plat thereof  recorded in Plat Book 2 at page 6 in the office of the Recorder of Marion County, Indiana,  said  addition  sometimes being called Crane's North Addition to the City of Indianapolis; also a strip of ground of the  uniform  width of eight and  one-half  (8 1/2) feet  north of and adjoining said Lot by virtue of vacation proceedings in Town Lot Record 767 page
21

     43. Lot Eight (8) in Albert Crane's  Subdivision of the southwest corner of the northeast quarter of Section  Thirty-Five (35), Township Sixteen (16) North,
Range Three (3) East,  as the plat  thereof is recorded in Plat Book 2 at page 6 thereof in the office of the Recorder  Marion  County,  Indiana,  said  addition sometimes being called Crane's North Addition to the City of Indianapolis;  also a strip of ground of the uniform  width of eight and one-half (8 1/2) feet north of and adjoining  said Lot by virtue of vacation  proceedings in Town Lot Record
7( page 210.

     44. Lots Nine (9) and Ten (10) in Albert Crane's  Subdivision the southwest corner of the northeast quarter of Section  Thirty-Five  (35),  Township Sixteen
(16) North, Range 3 East, as the plat thereof is recorded in Plat Book 2 at page
6 in the  office  of the  Recorder  of Marion  County,  Indiana,  said  addition sometimes being called Crane's North Addition to the City of Indianapolis.  Also
a strip of ground of the uniform  width of eight and one-half (8 1/2) feet north of and  adjoining  Lots 9 and 10,  being part of the alley  north of 18th street vacated.  Also a strip of ground of the uniform width of  twenty-five  (25) feet east of and  adjoining  Lot 9 and the eight and  one-half  (8 1/2) foot  vacated strip north of and adjoining said Lot 9, being part of Mill Street vacated.

     45. A strip of ground  twenty-five  (25)  feet in width  off of the  entire south side of Lot Five (5) in  Commissioners'  Subdivision,  in partition of the
Estate  of  Andrew  Burkhart,  of  part  of the  northwest  quarter  of  Section
Thirty-Five (35), Township Sixteen (16) North, Range Three (3) East, except that part of said Lot Five (5) lying west of the Indiana  Central Canal together with all that part of Northwestern  Avenue adjoining the same, since vacated,  as the plat of said  sub-division  is recorded  in Land Record 3, pages  345-354 in the office of the Recorder of Marion County, Indiana.

     46.  Lots  numbered  twelve  (12)  and  thirteen  (13)  in  Albert  Crane's
Subdivision  in the  City  of  Indianapolis,  of the  Southwest  Quarter  of the
Northeast  Quarter of Section  35,  Township 16 North,  Range 3 East,  in Marion
County,  Indiana, as the plat thereof is recorded in Plat Book 2, page 6, in the
Recorder's  Office of Marion  County,  Indiana,  which  subdivision  is commonly called and known as "Crane's North Addition" to the City of Indianapolis, Marion
County, Indiana;

     Also a strip of  ground  8.6 feet  wide  from  north to south  north of and adjoining  said lots 12 and 13,  being all of the  vacated  alley  north of 18th
Street from the west  property  line of Mill Street to the east property line of the  first  alley  east of  Northwestern  Avenue  as the  same  was  vacated  by proceedings  of record in Town Lot  Record  821 at page 538,  in the  Recorder's
Office of Marion County, Indiana;

     Also a strip of ground  7.5 feet wide from east to west  lying  west of and adjoining  said  lot  13,  being  the  east  half  of the  first  alley  east of
Northwestern  Avenue  vacated from the north property line of the alley north of
18th Street to a point 39.5 feet south thereof,  which vacation  proceedings are of record in Town Lot Record 821,  page 553 in the  Recorder's  Office of Marion
County, Indiana.

     47. Lots Fourteen (14) and Sixteen (16) in Albert  Crane's  Subdivision  of
the Southwest Quarter of the Northeast Quarter of Section 35, Township 16 North,
Range 3 East, in the City of Indianapolis,  the plat of which  Subdivision is of record  in Plat  Book 2, page 6, in the  Recorder's  Office  of  Marion  County,
Indiana,  and which said  Subdivision  is some  times  known and  designated  as
"Crane's Subdivision to the City of Indianapolis, Marion County, Indiana."

     Also a strip of ground 10 feet in width  west of and  adjoining  the entire west ends of each of said lots  which was a part of  Northwestern  Avenue as the same has been  vacated and is shown by  proceedings  recorded in Town Lot Record
332, page 478 of the Records in the Recorder's Office of Marion County.

     Also a strip of ground 7.5 feet in width from east to west east of said Lot
14,  being the  vacated  part of the  alley  adjoining  such lot which  vacation proceedings  affected  all that part of the  first  alley  east of  Northwestern
Avenue from the north property line of the alley north of 18th Street to a point
39.5 feet south thereof.

                             GROUP TWO--SUBSTATIONS

     The substations of the Company,  other than those hereinbefore mentioned as located at Harding Street Station,  C.C. Perry Plant Section K, C.C. Perry Plant
Section W, and Mill Street Station, are as follows:

                            TRANSMISSION SUBSTATIONS

     Northeast  Substation.   Four  10,000  KVA  132,000  volt  to  33,000  volt
transformers, located on land described in Parcels 48 and 49, as follows:

     48. Part of the Southeast 1/4 of Section 5, Township 16 North, Range 4 East
of the Second Principal  Meridian in Marion County,  Indiana,  more particularly described as follows, to- wit:

     Beginning  at a point  on the  south  line of the  said  Southeast  Quarter
Section 70.5 feet more or less,  east of the southwest  corner  thereof,  thence northeast  along and with the east  property  line of the Lake Erie and  Western
Railroad  Depot  Grounds a  distance  of 464 feet more or less to a point,  said point being the  northeast  corner of the Lake Erie and Western  Railroad  Depot
Grounds;  thence  south a distance of 348.23 feet more or less to a point in the south line of said 1/4 section; thence rest along and with the said south line a distance of 306.65 feet more or less to the place of beginning.

     49. A parcel of land lying and being in the southeast quarter of section 5,
Township 16 North, Range 4 East, more particularly described as follows:

     Beginning  at a point on the  south  line of the  said.  Southeast  Quarter section 377.15 feet more or less, east of the southwest  corner thereof; thence north  348.23 feet,  more or less,  to a point,  said point being the  northeast corner of the Lake Erie and Western  Railroad  Depot Grounds;  thence  northwest along the north line of said Depot Grounds a distance of 75 feet,  more or less, to the southeast right of way property line of said Railroad;  thence  northeast along and with said right of way line to a distance  of 236.57 feet more or less to a point;  thence  south,  a distance  of 125.32 feet more or less to a point;
thence east from said point  parallel to the south line of the said  A section a distance  of 400 feet more or less to a point;  thence  south a distance  of 450 feet,  more or less,  to a point in the south line of said 1/4  section;  thence west along and with the said  south line a distance  of 500 feet more or less to the place of beginning.

     Southeast  Substation.   Four  10,000  KVA  132,000  volt  to  33,000  volt
transformers, located on land described in Parcel 50, as follows:

     50. Part of the east 1/2 of the  southeast  1/4 of Section 23,  Township 15
North, Range 4 East of the Second Principal Meridian in Marion County,  Indiana,
more particularly described as follows, to-wit:

     Beginning at a point in the west line of the east 1/2 of the  southeast 1/4 of said Section 23,  Township 15 North,  Range 4 East,  170.83 feet north of the intersection of said west line with the center line of the Michigan Road; thence running  north  along  and  with  the  said  west  line of said  east 1/2 of the southeast 1/4 of Section 23, Township 15 North,  Range 4 East, a distance of 400 feet to a point;  thence east  parallel with the north line of said half quarter section a distance of 370 feet; thence south parallel with the west line of said half quarter section a distance of 678 feet to a point;  thence continuing at an angle of 37  degrees,  43 minutes to the right a  distance  of 134.45  feet to a point in said center line of the Michigan Road; thence north west along and with said  center  line of the  Michigan  Road,  a distance  of 67.5 feet to a point;
thence  northwardly  a distance  of 340.35 feet to a point 233 feet east of said west  line of said  east  half of said  Quarter  Section;  thence  westwardly  a distance of 233 feet to the point of beginning,  containing 4.47 acres,  more or less.

     Southwest  Substation.   Four  10,000  KVA  132,000  volt  to  33,000  volt
transformers, located on land described in Parcels 51 and 52, as follows:

     51. Part of Lot 3 in Garden Park Addition to the City of  Indianapolis,  as
per plat  thereof  recorded  in Plat  Book 13,  page 91,  in the  office  of the
Recorder of Marion  County,  Indiana,  more  particularly  described as follows:
Beginning in the  northwest  corner of said Lot 3 and running  thence east along and with the north line a distance of 200 feet, more or less to a point;  thence south  parallel  with the west line a  distance  of 400 feet,  more or less to a point; thence west and parallel with the north line 200 feet, more or less, to a point in the  west  line of said  Lot 3,  thence  north  along  the west  line a distance of 400 feet more or less to the place of beginning.

     52.  Lot  numbered  Four (4) in  Garden  Park  Addition,  the plat of which appears of record in Plat Book 13, page 91 thereof in the Office of the Recorder of Marion County, Indiana.

     Northwest  Substation.   Four  10,000  KVA  132,000  volt  to  33,000  volt
transformers, located on land described in Parcel 53, as follows:

     53. Part of the southeast Quarter of Section 20, Township 16 North, Range 3
East, described as follows:

     Beginning at the  southwest  corner of said quarter and running  north with the west line thereof 664 feet,  thence east  parallel to the south line of said
Quarter 645 feet to the center of Little Eagle Creek,  thence with the center of said Creek with the  meanderings  thereof south 3 degrees west 269 feet;  thence south 26 1/2 degrees  east 117 feet,  thence  south 3/4  degrees  east 174 feet, thence south 43 degrees west 161 feet to the south line of said Quarter Section, thence  west  582  feet  to the  beginning,  containing  10  acres,  except  the following part thereof:

     Beginning on the south line of said Quarter  Section at a point 304.15 feet east of the south west corner thereof,  and running east along the south line of said Quarter Section 100 feet to a point; thence north parallel to the west line of said Quarter  Section 261 feet to a point;  thence west parallel to the south line of said  Quarter  Section 100 feet;  thence  south 261 feet to the place of beginning, containing 60/100 of an acre, more or less.

                            DISTRIBUTION SUBSTATIONS

     13th  Street  Substation.  One 2,000 KVA  33,000  volt to 4,000  volt phase transformer, located on land described in Parcel 54, as follows:

     54. Part of Lots 55 and 56 in E.T.  Fletcher's  Subdivision  of Lots to 23,
both  inclusive,   of  E.T.  and  S.K.   Fletcher's  Addition  to  the  City  of
Indianapolis,  the plat of which  Subdivision  is  recorded in Plat Book 3, page
123, in the office of the Recorder of Marion County, Indiana; which part of said lots is described as follows:  Beginning at the southwest corner of said Lot 55;
thence east along the north line of 13th Street 68 feet to a point; thence north parallel to the west line of Columbia  Avenue 60 feet to a point in said Lot 56;
thence west parallel with the north line of 13th Street 68 feet to the west line of Lot 56; thence south  parallel to the west line of Columbia  Avenue along the west line of Lots 56 and 55, sixty feet to the place of beginning.

     Martindale   Substation.   Four  2,500  KVA  33,000   volt  to  4,000  volt
transformers, located on land described in Parcels 55 and 56, as follows:

     55.  Lot No.  15 in  Block  No. 4 in Bruce  Baker  Addition  to the City of
Indianapolis,  the plat of which is  recorded in Plat Book 6 at page 122, in the office of the Recorder of Marion County, Indiana.

     56.  Lot No.  16 in  Block  No. 4 in Bruce  Baker  Addition  to the City of
Indianapolis,  the plat of which is  recorded  in Plat Book 6 at page  122,  the office of the Recorder of Marion County, Indiana.

     Broadripple   Substation.   Four  1667  KVA  33,000   volt  to  4,000  volt
transformers, located on land described in Parcel 57, as follows:

     57. Lots  Ninety-Seven  (97),  Ninety-Eight  (98) and  Ninety-Nine  (99) in
Bellaire,  an Addition to the City of Indianapolis,  Marion County,  Indiana, as
the plat of said  addition is recorded in Plat Book 17 at page 141 in the office of the Recorder of Marion County, Indiana.

     61st  Street   Substation.   One  2,000  KVA  33,000  volt  to  4,000  volt
transformer, located on land described in Parcel 58, as follows:

     58. Part of the northwest quarter of Section 6, Township 16 North,  Range 4
East,  described  as follows:  Beginning at a point which is 530.86 feet east of the west line and 1180.13 feet north of the south line of said quarter  section, said point being also the  southeast  corner of 61st Street and Marion Street in the City of  Indianapolis;  thence  south on and  along  the east line of Marion
Street 58.21 feet to a point;  thence east  parallel with the south line of 61st
Street, 148 feet to a point,  thence north parallel with the east line of Marion
Street  58.21 feet to a point in the south line of 61st  Street;  thence west on and along the south line of 61st Street, 148 feet to the place of beginning.

     Brightwood   Substation.   Four  2,500  KVA  33,000   volt  to  4,000  volt
transformers, located on land described in Parcel 59, as follows:

     59.  Lots  Seven  (7),  Eight  (8),  Nine  (9),  and  Ten  (10)  all in the
Subdivision  made by John Campbell and Sadie E. Campbell of Lot or Block Sixteen
(16) in Hutchings and Darnell's  Brookside Addition to the City of Indianapolis;
the plat of said Campbell's Subdivision appearing of record in the office of the
Recorder of Marion County, Indiana, in Plat Book 7 at page 49 thereof.

     10th and  Emerson  Substation.  One 3,125  KVA  33,000  volt to 4,000  volt transformers, located on land described in Parcel 60, as follows:

     60. The North Half of Lot Three (3) in Emerson  Highlands,  Second Section,
an Addition to the City of  Indianapolis,  as per plat thereof  recorded in Plat
Book 21 page 104 in the office of the Recorder of Marion County, Indiana.

     English  Avenue  Substation.  Four  2,500  KVA  33,000  volt to 4,000  volt transformers located on land described in Parcel 61, as follows:

     61.  Part of the south west 1/4 of Section 8,  Township  15 North,  Range 4
East,  being a part of Block 1 of Canby  Park,  the plat of which is recorded in
Plat Book 14, page 190, in the office of the Recorder of Marion County, Indiana, being more particularly described as follows:

     Beginning  on the north line of said 1/4  section,  at a point  406.70 feet west of the north east corner thereof;  thence west along the north line of said
Quarter  Section 110.00 feet;  thence south at right angles to the north line of said  Quarter  Section,  145.00 feet to the north line of  Southeastern  Avenue;
thence  south east  along the north line of  Southeastern  Avenue  114.98  feet;
thence north on a line at right angles to the north line of said Quarter Section
177.88 feet to the place of beginning.

     Beech  Grove  Substation.   Pour  1,000  KVA  33,000  volt  to  4,000  volt
transformers, located on land described in Parcel 62, as follows:

     62. Part .of the Northeast quarter of Section  Twenty-Nine  (29),  Township
Fifteen (15) North, Range Four (4) East, described as follows, to wit: Beginning at a point three hundred forty-six and  eighty-hundredths  (346.80) feet east of the  northwest  corner of said quarter  section;  running  thence east along the north line of said quarter  section one hundred and fifty (150) feet to a point;
thence south and parallel to the east line of said quarter section three hundred thirty-five  and eighty-  hundredths  (335.80) feet to a point;  thence west and parallel  to the north line of said  quarter  section one hundred and fifty feet
(150) to a point; said point being three hundred  forty-seven and six hundredths
(347.06)  feet east of the west line of said quarter  section;  thence north and parallel to the east line of said quarter  section three hundred thirty-five and eighty  hundredths  (335.80) feet to the place of beginning,  containing one and sixteen hundredths (1.16) acres more or less.

     Virginia  Avenue  Substation.  Six  2,000  KVA  33,000  volt to 4,000  volt transformers, located on land described in Parcel 63, as follows:

     63. Part of Lot 5 in O'Neal and Wingate's  Subdivision of Square 101 of the
Donation  Lands  of the  Town,  now  City,  of  Indianapolis,  the plat of which subdivision  is recorded in Plat Book 2, page 14, in the office of the  Recorder of Marion  County,  Indiana,  described as follows:  Beginning at the  northwest corner of said Lot 5 on Virginia Avenue; running thence east 45 degrees north 48 feet, thence eastwardly to East Street to a point 18 feet north of the southeast corner of Lot 5;  thence 18 feet  south to the  southeast  corner of said Lot 5;
thence along the south line of said Lot 5 according to said  recorded  plat,  to
Virginia Avenue; thence north 45 degrees west 26 feet to the place of beginning.

     West  Indianapolis  Substation.  Four 1,667 EVA  33,000  volt to 4,000 volt transformers, located on land described in Parcel 64, as follows:

     64. Lots One (1),  Two (2) and Three (3) and part of a vacated  alley lying immediately south of Lot Three (3) in Moudy's West Indianapolis  Addition to the
City of  Indianapolis,  Indiana,  reference  being  made to the plat  thereof as recorded  in Plat Book 11,  page 77, in the  office  of the  Recorder  of Marion
County, Indiana;  excepting a strip of ground two (2) feet of equal width off of the entire  west side of said Lot Three (3),  and said two (2) foot strip  shall extend across that portion of said vacated alley lying immediately south of said
Lot Three (3) to its intersection with the north line of the right of way of the
Indianapolis and Vincennes Railroad;  more particularly described as follows, to wit:  Beginning at the northeast corner of said Lot One (1), running thence west upon and along the north line of said Lots One (1),  Two (2) and Three (3),  one hundred eighteen (118) feet to a point two (2) feet east of the northwest corner of said Lot Three (3);  thence south upon and along a line  parallel to the west line of said Lot Three (3) and  extended  through  a vacated  alley one  hundred seventy-eight  and forty-six  hundredths  (178.46) feet to the north line of the right  of way of  said  Indianapolis  and  Vincennes  Railroad  Company;  thence northeastwardly  upon and along the north line of said right of way one  hundred seventy-six and six-tenths  (176.6) feet to the southeast corner of said Lot One
(1); thence north upon and along the east line of said Lot One (1) fifty-one and seven-tenths (51.7) feet to the place of beginning.

     East Ohio  Street  Substation.  Seven  1667 KVA  33,000  volt to 4,000 volt transformers, located on land described in Parcel 65, as follows:

     65. The east half of lot numbered Six (6) in Hervey Bates'  Subdivision  of
Out Lot Fifty- Nine (59) of the Donation Lands to the City of Indianapolis,  the
plat of which is  recorded  in Land  Record  5,  page 63,  in the  office of the
Recorder of Marion County,  Indiana,  except that part of said east half of said
Lot 6 taken for the opening and widening of Wabash Alley (now Wabash  Street) by proceedings as shown in Land Record "S", page 64.

     Main Street (Speedway City)  Substation.  One 3900 KVA 33,000 to 4,000 volt transformer, located on land described in Parcel 66, as follows:

     66. Lots  numbered 79 and 80 in Speedway  City,  an addition to the City of
Indianapolis,  now in the Town of Speedway,  Marion County, Indiana, as per plat thereof,  recorded  in Plat Book 17,  page 2 in the  office of the  Recorder  of
Marion County, Indiana.

     Tibbs  Avenue  Substation.   Four  1667  KVA  33,000  volt  to  4,000  volt
transformers, located on land described in Parcel 67, as follows:

     67. Lots Six (6) and Seven (7) in Andorra  Park, an Addition to the City of
Indianapolis, Marion County, Indiana, and a subdivision of part of the southeast quarter of Section Thirty-two (32), Township Sixteen (16) North, Range Three (3)
East, the plat of which is of record Ln the Recorder's  Office of Marion County,
Indiana, in Plat Book Eighteen (18) at page 126.

     R.C.A. Substation. One 3,900 KVA 33,000 to 4,000 volt transformer and three
200 KVA 33,000 to 4,000 volt  transformers,  located on Land described in Parcel
68, as follows:

     68. 9 feet  off of the  entire  West  side of Lot 68 and 26 feet off of the entire East side of Lot 69,  except that part of said lots taken for the opening and widening of Michigan Street, all in John W. Hollands Subdivision of Lots 21,
22, 23 in Robson and Voorhees addition to the City of Indianapolis,  as per plat thereof,  recorded  in Plat Book 6, page 46 in the  office  of the  Recorder  of
Marion County, Indiana.

     49th  Street  Substation.  One 3,900 KVA 33,000 to 4,000 volt  transformer, located on land described in Parcel 69, as follows:

     69. Part of Lot 26 in Arthur V. Brown's East Meridian Heights,  an addition to the City of Indianapolis, as per plat thereof, recorded in Plat Book 13, page
103 in the office of the Recorder of Marion County,  Indiana,  more particularly described as follows, to-wit:

     Beginning on the East line of said Lot 26 at a point 24.9 feet South of the
Northeast  corner of said lot; running South on and along said East line of said
Lot 26, a distance of 45 feet to a point; thence West parallel to the North line of said quarter quarter section 20 feet to a point; thence North parallel to the
East line of said Lot 26, 45 feet to a point;  thence East parallel to the North line of said quarter quarter  section 20 feet to the place of beginning,  on the
East line of said Lot 26,  together with perpetual  easements and  rights-of-way appertaining thereto.

                             INDUSTRIAL SUBSTATIONS.

     Fairmount  Glass Co.  Substation.  Three 500 KVA 33,000  volt to 4,000 volt transformers. Substation equipment owned by the Company.

     Chapman-Price  Steel Co.  Substation.  Three 1,000 KVA 33,000 volt to 4,000 volt transformers. Substation equipment owned by the Company.

     American Aggregates Co. Substation. Three 667 KVA 33,000 volt to 4,000 volt transformers. Substation equipment owned by the Company.

     Link-Belt, Dodge Plant Substation.  Three 667 KVA 33,000 volt to 4,000 volt transformers. Substation equipment owned by the Company.

     Link-Belt,  Belmont Plant  Substation.  Four 1,000 KVA 33,000 volt to 4,000 volt transformers.  Substation  equipment and land owned by the Company, on land described in Parcel 70, as follows:

     70. Part of Lots Twenty-five (25), Twenty-six (26) and Twenty-seven (27) in
Dietz's Haughville  Subdivision now a part of the City of Indianapolis,  being a subdivision of the south part of Block 15 and Lots 23, 24, 25, 26, 27, and 28 in
Germania  Building and Loan  Association  No. 2 Subdivision of Block 7 in Holmes
West End Addition,  the plat of Dietz's  Haughville  Subdivision  is recorded in
Plat Book 10,  page 112 in the office of the  Recorder  of Marion  County,  more particularly described as follows:

     Beginning  at a point on the north  line of said Lot 25,  64.1 feet east of the northwest  corner of said lot;  running  thence south 105 feet to a point in the south line of said lot 27, 66.32 feet east of the  southwest  corner of said lot 27;  running  thence  east on the  south  line of said lot 27,  37 feet to a point;  thence  running  north 105 feet to a point in the north line of said lot
25, 101.1 feet east of the  northwest  corner of said lot 25; thence west on the north line of said lot 25, 37 feet to the place of beginning.

     Electric Steel Company Substation.  Three 500 KVA 33,000 volt to 4,000 volt transformers. Substation equipment owned by the Company.

                      A.C. to D.C. CONVERSION SUBSTATIONS.

     Substation  No. 1. Three motor  generators  with an  aggregate  capacity of
3,850 KW. Also a 36,000 ampere hour storage battery. Located on land hereinafter described as leased Parcel C.

     Substation No. 2. Two motor generators with an aggregate  capacity of 2,250
KW. Located on land described in Parcel 71, as follows:

     71. A part of Lot Four (4) in square thirty-five (35) of the Donation Lands of the Town, now City, of Indianapolis,  described as follows:  Beginning on the east line of said Lot at a point thirty (30) feet south of the northeast  corner thereof;  thence south along the said east line thirty-two (32) feet and six (6)
inches to a point;  thence  west  parallel  with the north  line of said lot one hundred  and  ninety-five  (195) feet more or less,  to an alley;  thence  north thirty-two  (32) feet six (6) inches to a point;  thence east  parallel with the north  line of said  lot one  hundred  ninety-five  (195)  feet to the  place of beginning.

     Substation No. 3. Two motor generators with an aggregate  capacity of 2,000
KW. Also a 27,600  ampere hour  storage  battery.  Located on land  described in
Parcel 72, as follows:

     72. Lot five (5) in Hervey Bates' Subdivision of Out Lot fifty-nine (59) in the City of Indianapolis,  according to the plat of said subdivision recorded in
Deed  Record  "S" at page 64 in the  office of the  Recorder  of Marion  County,
Indiana.

     Substation No. 4. Two motor  generators with an aggregate capacity of 2,000
KW. Also a 36,000  ampere hour  storage  battery.  Located on land  described in
Parcel 73.

     73. Lot 8 in Blake's  Subdivision of Square 96 in the City of Indianapolis,
as per plat  thereof,  recorded in Plat Book 1, pages 89 and 90 in the office of the Recorder of Marion County, Indiana.

     Substation No. 5. Contains two motor generators with an aggregate  capacity of 2,400 KW. Located within C.C.  Perry Plant,  Section K, on land  hereinbefore described in Parcel 27.

     Substation No. 6. Contains two motor generators with an aggregate  capacity of 2,200 KW. Located on land hereinafter described as leased Parcel A.

                      GROUP THREE--TRANSMISSION LINE SITES.

     The Company owns sites for use in connection with its  transmission  lines, which sites are located on lands  described in Parcels 74 to 87 both  inclusive, as follows:

     74. A parcel of ground in the  South 1/2 of the  Northwest  1/4 of  Section numbered  5 in  Township  15  North,  of  Range 3 East of the  Second  Principal
Meridian, same being a portion of Lot numbered 8 in the Subdivision of said half quarter  Section  aforesaid  made  by  Commissioners  of the  estate  of  Zadock
Tomlinson,  deceased,  the plat of which  appears of record in Land Record ZZ at page 147 thereof, in the office of the Recorder of Marion County,  Indiana, such portion of said Lot  numbered  Eight (8) being more  particularly  described  as follows:

     Beginning in the center line of Michigan  Street at a point distant  736.32 feet  north of the south  line of said Lot 8, and  235.88  feet west of the east line of said Lot 8,  thence  east  along and with the  center  line of  Michigan
Street,  117.94 feet to a point;  thence  south  367.88 feet to a point  distant
118.39 feet, west of the east line of said Lot 8; thence west, 118.39 feet, to a point  distant  368.16 feet north of the south line of said Lot 8; thence  north
368.18 feet to the place of beginning, containing one acre, more or less.

     75. Lot Four (4) in  Emblegarde,  being a Subdivision  of the south half of the Northeast Quarter of Section 14, Township 17 North,  Range 3 East, in Marion
County,  State of Indiana,  as per plat thereof,  recorded in Plat Book 15, page
176, in the Office of the Recorder of Marion County, Indiana.

     76. Part of the northeast1/4of Section 23, Township 16 North, Range 4 East, described as follows:

     Beginning at a point in the north line of said  quarter  section 1200 links west of the northeast corner thereof,  running thence west along said north line
228 links to the center of the  Indianapolis  and  Lanesville  Free  Gravel Road
known as the  Pendleton  Pike;  thence west 31 1/2 degrees south with the center line of said Pike 109 links;  thence south  parallel  with the east line of said section 948 links to a point which is the  southeast  corner of the 4-acre tract of land heretofore conveyed by Hiram J. Glass to Harvey N. Gilbert;  thence east parallel  with the north line of said section 309 links;  thence north  parallel with  the east  line of said  section  1000  links  to the  place of  beginning, containing 3 1/2 acres, more or less.

     77. Part of the east half of the  southeast  1/4 of Section 2,  Township 15
North, Range 4 East, further described as follows, to-wit:

     Beginning  in the center of the  National  Road at a point 194.1 feet east, measured  in said  center  line  from  the  west  line of said  east  1/2 of the southeast 1/4 of Section 2, and running thence south parallel with the west line of said half  quarter  section  1000.65 feet to a point on the north line of the right  of  way of the  Pittsburgh,  Cincinnati,  Chicago  & St.  Louis  Railway,
formerly the Indiana Central Railroad; thence east along said north line of said right of way 156.9 feet;  thence north on a line  parallel with the west line of said half  quarter  section  1000.50 feet to a point in said center line of said
National  Road;  thence west along said center line of said  National Road 156.9 feet to the place of beginning, containing 3.61 acres, more or less.

     78. Lot 40 in Exeter Park,  being a  subdivision  of part of the  northeast quarter  of Section  36,  Township  17 North,  Range 3 East,  in Marion  County,
Indiana, as per plat thereof, recorded in Plat Book 14, page 21 in the office of the Recorder of Marion County, Indiana.

     79. Lot 7 in DeVor's  North  Meridian  Street  Addition  in Marion  County,
Indiana, as per plat thereof,  recorded in Plat Book 16, page 125, in the office of the Recorder of Marion County, Indiana.

     80. Lot 20 in DeVor's  North  Meridian  Street  Addition in Marion  County,
Indiana, as per plat thereof,  recorded in Plat Book 16, page 125, in the Office of the Recorder of Marion County, Indiana.

     81.  Lot 7 in  Emblegarde,  being a  Subdivision  of the south  half of the northeast  quarter of Section  14,  Township 17 North,  Range 3 East,  in Marion
County, Indiana, as per plat thereof, recorded in Plat Book 15, page 176, in the
Office of the Recorder of Marion County, Indiana.

     82. Lot 41 in Exeter Park,  being a  Subdivision  of part of the North East
Quarter of Section 36, Township 17 North, Range 3 East, as per plat thereof,  in
Plat Book 14, page 21.

     83. Lot One (1) in Exeter Park,  the plat of which appears of record in the
Office of the Recorder of Marion County, Indiana, Plat Book 14, page 21.

     84. Part of the north 1/2 of the  northwest  1/4 of Section 8,  Township 16
North, Range 3 East, of the Second Principal Meridian in Marion County, Indiana,
described  as follows:  Beginning  at a point on the north line of said  Section
2795.2 feet west of the north east corner of said  Section,  thence  south along the west line of the right of way of the C.C.C. and St. L. Railway 590.8 feet to a point,  thence  south 89 degrees  47' west 100 feet to a point,  thence  north parallel with the west line of the C.C.C.  & St. L. Railway to the North line of said  Section,  thence east along the north line of said Section 100 feet to the place of beginning.

     85. Lots number One (1), Two (2), Three (3), Four (4) and Five (5) in Block
lettered Z, in Augusta Heights,  First Section, the plat of which is recorded in
Plat Book 20, page 5, in the office of the Recorder of Marion County, Indiana.

     86.  Lots  Numbered  Thirteen  (13) and  Fourteen  (14) in Block AA and Lot
Numbered Thirteen (13) in Block CC, in Augusta Park, Third Section,  an Addition
to the City of Indianapolis, the plat of which is recorded in Plat Book 24, page
132, in the office of the Recorder of Marion County, Indiana.

     87. A part of the Northeast Quarter of Section 8, Township 15 North,  Range
3 East, more particularly described as follows,  to-wit: Beginning at a stone at the Northwest  corner of the Northeast  Quarter of Section 8, Township 15 North,
Range 3 East;  thence  East along the North line of said  Section  271.26  feet;
thence  South  parallel  with the West  line of the  Northeast  Quarter  of said
Section  8,  1346.4   feet  to  the  center  of  the   National   Road;   thence
Northeastwardly  along  said  center  line  Seventeen  hundred  thirty-nine  and seventy-six  hundredths feet; thence North 52 degrees 30' West 47.69 feet to the
North line of said National Road, the initial point of beginning; running thence
North 52 degrees 30' West along the East line of said land 760 feet to the South right-of-way  line of the Indianapolis & Western Railway  (Danville  Division of
the  T.H.I.& E.  Traction  Company);  thence   westwardly   along   said   South
right-of-way  line,  28.3 feet;  thence  South 52 degrees  30' East 245.2  feet;
thence South 36 degrees East 352.8 feet;  thence South 7 degrees 48' East 2 feet to the North line of the Rockville Road;  thence  Southeasterly  along the North line of said  road 220  feet to the  North  line of the  National  Road;  thence
Northeasterly  along  the  North  line  of  said  road 9 feet  to the  place  of beginning, containing .80 acres more or less.

                       GROUP FOUR--MISCELLANEOUS PROPERTY

     The  Company  owns  buildings  providing  facilities  for  garage,  general
storeroom,   maintenance  shops,  engineering,   service,  meter  and  operating
departments,  and a central heating plant, together with pole storage yard and a
Company filling station, all located on land described in Parcel 88, as follows:

     88. A part of the  southeast  quarter of  Section  Ten (10) and part of the southwest  quarter of Section Eleven (11),  all in Township  Fifteen (15) North;
Range  Three (3) East,  described  as  follows:  Beginning  on the north line of
Morris Street at a point  twenty-seven and three-tenths  (27.3) feet east of the southeast  corner of Lot "K" in McCarty's  5th West Side  Addition,  and running east with the north line of Morris Street four hundred ninety-four (494) feet to the west line of the right of way of the  Indianapolis  and  Vincennes  Railroad
Company (such right of way was conveyed to said  railroad by two certain  deeds, the one executed by Nicholas  McCarty et al. by deed dated  September  14, 1876, and recorded in the  Recorder's  Office of Marion  County in Land Record 4, page
233, and the other by Henry Day, Guardian,  by deed dated December 23, 1876, and recorded in the same volume at page 231); thence northeastwardly with said right of way line sixteen hundred and sixty-seven (1667) feet to the south line of Ray
Street  (formerly  Woodburn  Avenue);  thence  west with the south line of said street four hundred ninety-four (494) feet; thence  southwestwardly  parallel to said  railroad  sixteen  hundred  sixty-seven  (1,667)  feet  to  the  place  of beginning;  containing thirteen and eighty-five  hundreds (13.85) acres, one and one-third (11/3) acres of which are in said Section Eleven (11).

     A warehouse used for storing steam heat service supplies is located on land described in Parcel 89, as follows:

     89.  Sixty-five  (65)  feet off the  entire  north  end of Lot Eight (8) in
Square Sixty-Six (66) in the City of Indianapolis,  ten (10) feet off the entire south end of said  described  portion  of said Lot Eight (8) to be used with ten
(10) feet off the north end of the  balance of said lot for the purpose of light for  both  properties  in  accordance  with the  provisions  made in the deed of
September  26,  1899,  from  Julius A.  Hanson and wife to William J.  Richards, recorded  in Town Lot Record  319,  page 465,  in the office of the  Recorder of
Marion County, Indiana.

     The Company  leases to various  tenants  floor space in  buildings  on land described in Parcels 90 and 91, as follows:

     90.  Lots One (1),  Two (2),  Three  (3),  Four (4) and Five (5) and also a strip of ground ten (10) feet wide,  being  vacated alley north of and adjoining said Lot Five (5)  (except  that part  conveyed to the  Pittsburgh,  Cincinnati,
Chicago,  and St. Louis Railroad  Company,  by deed dated February 16, 1926, and recorded July 20, 1926, in Town Lot Record 769, page 419,  Instrument No. 28532)
all in Wilson's  Addition,  being a subdivision of Lots Twenty-Nine (29), Thirty
(30), and Thirty-One (31) in Allen, Johnson and Wilson's Addition to the City of
Indianapolis,  as per plat  thereof  recorded  in Plat Book 10, page 147, in the office of the Recorder of Marion County, Indiana.

     91. Lots Thirty-Two (32),  Thirty-Three (33), Thirty-Four (34), Thirty-Five
(35), Thirty- Six (36),  Thirty-Seven (37), Thirty-Eight (38), Thirty-Nine (39),
and Forty (40),  (except  fifteen  (15) feet off of the south ends of said lots, also except that part conveyed to P.C.C.  & St. L.R. Co. by deed dated  February
16,  1926,  and  recorded  July 20,  1926,  in Town Lot  Record  769,  page 419,
Instrument  No.  28532) in Allen,  Johnson &  Wilson's  subdivision  of out lots
Seventy-Five  (75) and  Seventy-Six  (76) of the  Donation  Lands of the City of
Indianapolis,  as per plat  thereof  recorded  in Plat Book 4, page 238,  in the office of the Recorder of Marion County, Indiana.

     A recreation center for use of the Company's  employees is provided on land described in Parcel 92, as follows:

     92. Lots  Sixteen  (16) and  Seventeen  (17) and  Eighteen  (18) in John W.
Murphy's and Elizabeth Tinker's corrected  sub-division of the north part of the east half of the  southwest  quarter of Section 36,  Township 16 North,  Range 3
East,  as per plat  thereof  recorded in Plat Book 3, page 126, in the office of the Recorder of Marion County, Indiana.

     Property  formerly used but not now in use is land  described in Parcels 93 and 94, as follows:

     93. Lot Numbered Twenty(20) in Block Ten (10) in North Side Addition to the
City of Indianapolis,  the plat of which is recorded in Plat Book 5, page 25, in the office of the Recorder of Marion County, Indiana.

     94. Lots 696 to 706, both inclusive,  788 to 800 both inclusive, 813 to 831 both inclusive,  841 to 850 both inclusive and that portion of Lots 840, 851 and
852,  which  was  conveyed  by The  Beveridge  Paper  Company  to  Terre  Haute,
Indianapolis  and  Eastern  Traction  Company by deed  dated  July 13,  1910 and recorded  July 18,  1910 in Town Lot  Record  464 page 20,  all in Stouts  Tenth
Street Addition, now in the City of Indianapolis,  as per plat thereof, recorded in Plat  Book 12,  page 52,  in the  office of the  Recorder  of Marion  County,
Indiana.

     Also,  the 12 foot alley  heretofore  vacated and lying between Lots 696 to
705 and Lots 788, 823 and 849; also a strip of ground of the uniform width of 25 feet lying north of and  adjacent to the north side of Lot 800,  being the south half of 11th Street heretofore vacated;

     Also all that part of Cable Street,  heretofore  vacated lying between Lots
703, 788 to 799 inclusive and Lots 702 and 813 to 823 inclusive;

     Also a strip of ground of the  uniform  width of 25 feet  lying east of and adjacent  to the  east  end of Lot 800  being a part of the  west  half of Cable
Street,  heretofore vacated; all of Torbet Street,  heretofore vacated; also all the 12 foot alley  heretofore  vacated lying between Lots 813 to 823  inclusive, and Lots 849, 824 to 831 both inclusive;  also all of Minkner Street  heretofore vacated lying  between Lots 824 to 831 inclusive and Lots 841 to 848  inclusive;
also,  all the 12 foot alley  heretofore  vacated  lying between Lots 841 to 848 inclusive and Lot 850; also a strip of ground of the uniform width of 7 1/2 feet lying north of and  adjacent to the north sides of Lots 813,  831,  841 and 850, being the south half of an alley heretofore  vacated;  Also, a part of the north half of the last above described  vacated alley being 7 1/2 feet, lying south of all of Lot 851 and that portion of Lot 840 conveyed to Terre Haute, Indianapolis and Eastern Traction Company in Town Lot Record 464 page 20 as set out above.

                                    PART II.

           COAL PROPERTY IN THE COUNTY OF SULLIVAN, STATE OF INDIANA.

     All the right,  title and  interest  of the  Company in and to the coal and other minerals in and underlying  the following  described  parcels or tracts of land  situate in the County of Sullivan in the State of Indiana,  together  with all  buildings,  structures,  improvements,  machinery,  and  equipment of every
description  now  or  hereafter   affixed   thereto  or  stationed   thereon  or
appertaining thereto, to wit:

     All the coal and other minerals in and  underlying the following  described pieces,  parcels or tracts of land  lying and being in the  County of  Sullivan,
State of Indiana, to-wit:

     The northwest  quarter of the  northwest  quarter of Section Eight (8); the northeast  quarter of the northwest quarter of Section Eight (8); the south half of the northwest  quarter of Section Eight (8); the northeast quarter of Section
Eight (8); the north half of the  southeast  quarter of Section  Eight (8); also beginning at the northeast corner of the southwest  quarter of Section Eight (8)
and running thence west  thirty-nine (39) chains  ninety-two (92) links;  thence south nine (9) chains  fifty (50)  links;  thence east  thirty-nine  (39) chains ninety-two (92) links;  thence north nine (9) chains and fifty (50) links to the place of beginning;  all in Township Eight (8) North, Range Eight (8) West. Also
the  southeast  quarter of the  southwest  quarter of Section  Five (5) also the southwest  quarter of the southeast quarter of Section Five (5); all in Township
Eight (8) North,  Range Eight (8) West.  Also the  northeast  quarter of Section
Seven (7); the northwest  quarter of the southeast quarter of Section Seven (7);
the southeast quarter of the northwest quarter of Section Seven (7); twelve (12)
acres  off of the east  side of the east half of the  southwest  quarter  of the northwest  quarter of Section Seven (7); the northeast  quarter of the northwest quarter of Section  Seven (7),  except a tract in the northwest  corner  thereof forty (40) rods east and west and forty-eight  (48) rods north and south; all in
Township Eight (8) North, Range Eight (8) West; together with the rights to mine and remove said coal and minerals,  and the coal and minerals of adjacent lands, and the  right of  ingress  and  egress  through  and over  said  lands for that purpose,  and the right or option to purchase certain portions of the surface of said lands as may be necessary for the construction, location and maintenance of coal mines,  tipple,  tracks, and buildings  necessary for the operation of coal mines,  and for such  railroad  and switches as may be necessary to connect said mines with the main line or main switch of any  railroad;  all as described  and expressed  in a  certain  deed  bearing  date the 19th date of  February,  1903, executed by the Powell Coal Company to Daniel W. Marmon and Charles C. Perry and
recorded  in the office of the  Recorder of Sullivan  County,  Indiana,  in Deed
Record 83, on page 390.

                                    PART III.

             COAL PROPERTY IN THE COUNTY OF PIKE, STATE OF INDIANA.

     All the right,  title and  interest  of the  Company in and to the coal and other minerals in and underlying  the following  described  parcels or tracts of land  situate in the County of Pike in the State of Indiana,  together  with all
buildings,   structures,   improvements,   machinery,  and  equipment  of  every
description  now  or  hereafter   affixed   thereto  or  stationed   thereon  or
appertaining thereto, to wit:

     All the  coal  situated,  lying  and  being in and  constituting  a part of following described real estate in Pike County, in the State of Indiana, to wit:

     The southeast  quarter of the southwest quarter of the southwest quarter of
Section Three (3), Township One (1) South, Range Nine (9) West, and also two (2)
acres in the southeast  quarter of the  southwest  quarter of said Section Three
(3) bounded as  follows:  Commencing  at the  southwest  corner of said  quarter quarter section and running thence north forty (40) rods,  thence east eight (8)
rods,  thence south forty (40) rods,  thence west eight (8) rods to the place of beginning.

     Also, the southwest  quarter and the west half of the southeast  quarter of
Section  Ten  (10),  Township  One  (1)  South,  Range  Nine  (9)  West,  except three-quarters  (3/4)  acre in the  southeast  corner  of the  west  half of the southeast quarter of said Section Ten (10);

     Also,  the west half of the southwest  quarter of the northwest  quarter of said Section Ten (10);  the west half of the northeast  quarter of the northwest quarter of said Section Ten (10); the northeast quarter of the northeast quarter of the northwest  quarter of said Section Ten (10);  and a part of the northwest quarter of the northeast quarter of said Section Ten (10), described as follows:
Commencing  at the northwest  corner of said quarter  quarter  section,  running thence south forty (40) rods;  thence east thirty (30) rods,  thence north forty
(40) rods, thence west thirty (30) rods to the place of beginning;  also, a part of the  northwest  quarter of the  northwest  quarter of said  Section Ten (10), described as follows:  Beginning at the southeast corner of said quarter quarter section, running thence north eighty (80) rods, thence west six (6) rods, thence south forty (40) rods,  thence west  thirty-eight  (38) rods, thence south forty
(40) rods;  thence east forty-four  (44) rods to the place of beginning,  all in
Township One (1) South, Range Nine (9) West;

     Also,  thirty-five  (35) acres in the  northwest  quarter of the  southwest quarter of Section Fourteen (14),  Township One (1) South,  Range Nine (9) West,
described as follows: Commencing at the northwest corner of said quarter quarter section,  running thence east seventy (70) rods,  thence south eighty (80) rods, thence west  seventy  (70) rods,  thence  north eighty (80) rods to the place of beginning;

     Also, all of Section Fifteen (15),  Township One (1) South,  Range Nine (9)
West, excepting the north half of the northeast quarter of the northeast quarter thereof;  and  excepting  also one and  one-half (1 1/2) acres in the  southwest corner of the northwest quarter of the northeast quarter of said Section Fifteen
(15),  described as follows:  Beginning at the southwest corner of the northwest quarter of the northeast  quarter of said Section  Fifteen (15),  running thence east sixteen (16) rods, thence north fifteen (15) rods, thence west sixteen (16)
rods,  thence south fifteen (15) rods to the place of beginning;  and excepting, also a part of the southwest  quarter of the  southwest  quarter of said Section
Fifteen  (15)  described  as  follows:  Commencing  forty  (40) rods east of the southwest  corner of said quarter  quarter  section,  running thence north forty
(40) rods, thence east eight (8) rods, thence south forty (40) rods, thence west eight (8) rods to the place of  beginning,  said  exception  containing  two (2)
acres, more or less;

     Also, all of Section  Twenty-two (22),  Township One (1) South,  Range Nine
(9) West,  excepting sixteen (16) acres in the southwest corner thereof occupied by the Village of Oatsville,  and excepting two (2) acres,  more or less, in the southwest  corner of the  southeast  quarter  of the  northeast  quarter of said
Section  Twenty-two  (22),  described as follows:  Commencing  at the  southwest corner  of  the  southeast  quarter  of the  northeast quarter  of  said Section
Twenty-two (22),  thence north  twenty-five (25) rods, five and one-half (5 1/2)
feet,  thence east  thirteen  (13) rods,  thirteen  and  one-half (13 1/2) feet;
thence south twelve (12) rods, three and one-half (3 1/2) feet, thence west to a point ten (10) rods,  fourteen and one-half (14 1/2) feet, more or less, east of the west line of the southeast  quarter of the northeast quarter of said section twenty-two (22), thence south thirteen (13) rods, two (2) feet, more or less, to the south line of the northeast quarter of said section twenty- two (22), thence west ten (10) rods,  fourteen and one-half (14 1/2) feet,  more or less,  to the place of beginning;

     Also, a part of the northwest  quarter of the northwest  quarter of Section
Twenty-Three  (23),  Township One (1) South,  Range Nine (9) West,  described as follows:  Beginning at the  northwest  corner of said quarter  quarter  section, running thence east forty-eight (48) rods, thence south eighty (80) rods, thence west  forty-eight  (48)  rods,  thence  north  eighty  (80) rods to the place of beginning, containing twenty-four (24) acres, more or less.

     Also, the north half of the northwest quarter of Section Twenty-Seven (27),
Township One (1) South,  Range Nine (9) West,  excepting the tract  described as follows:  Beginning six (6) rods east of the northwest  corner of the said north half of the northwest quarter of said Section  Twenty-Seven (27), running thence east to the  southeast  corner of Lot Four (4) in  Oatsville,  thence  south one hundred  fifty-five (155) feet,  thence west to a point six (6) rods east of the west line of said quarter  section,  thence north one hundred  fifty-five  (155)
feet to the place of beginning,  and  excepting  also,  the following  described tract,  to-wit:  Beginning at a point two hundred sixty-seven (267) feet east of the northwest corner of said quarter  section,  running thence south one hundred forty (140) feet;  thence east one hundred (100) feet,  thence north one hundred forty (140) feet,  thence west one hundred (100) feet to the place of beginning, and excepting also, the following  described tract, to- wit:  Beginning thirteen
(13) rods,  nine and one-half (9 1/2) feet east of the northwest  corner of said quarter  section,  thence south one hundred fifty (150) feet,  thence east fifty
(50) feet,  thence  north one hundred  fifty (150) feet,  thence west fifty (50)
feet to the place of beginning.

     Together  with the right to mine and remove the same and for the purpose of determining the presence and value of such coal, the right in said  Indianapolis
Power & Light Company,  its successors and assigns,  to enter upon said premises with such  machinery  and  appliances  as may be  necessary  for the  purpose of exploring and testing same by drilling or otherwise;

     Also the following rights,  privileges,  franchises and easements,  to-wit:
The right to enter  upon such  lands and sink such  shafts  for  hoisting  coal, supply of air,  discharge  of water or escape as may be  necessary  for the best operation of a coal mine; also the right to the use of so much of the surface of said land as may be required for the location  and  construction  of tipples and appurtenant buildings and the deposit and storage of refuse and other materials;
also the right to locate,  construct  and  operate a railroad  switch,  track or tracks, over or across such premises,  together with a right of way and easement for same;

     Also the right of way and easement  for a practical  wagon road and the use of the same to and from such mine and its  appurtenances;  also the easement and right to convey away,  over and across said premises,  in the natural courses of drainage,  any water that may be produced by the process of mining and  removing the underlying coal;

     Also the  right  and  easement  that the  said  Indianapolis  Power & Light
Company,  its successors and assigns,  are, under no  circumstances,  to be held responsible  for any  damage  that may  accrue to the  surface of said land from subsidence,  or  otherwise,  by reason of the  mining and  removing  of the coal underlying the same;

     Also, all the right,  title and interest of Pike County Coal Corporation in and to the real  estate  hereinabove  described,  and all the title,  interests, rights, easements,  privileges, rights of way and franchises of said Pike County
Coal  Corporation  in, upon,  under and  appurtenant  to said real  estate,  and including all the rights,  privileges,  easements,  rights of way,  licenses and franchises of said Pike County Coal Corporation in, and upon the surface of said real estate.

     Also, a perpetual right of way and easement for a railroad switch, track or tracks,  from the lands hereinabove  described  eastwardly towards the lines and tracks of the New York Central  Railroad  Company,  sometimes known as the lines and tracks of the Evansville, Indianapolis and Terre Haute Railroad Company, for
the proper and  convenient  operation  of a coal mine or mines in or on the real estate  hereinbefore described,  upon, over and across the following  described real estate in said Pike County, to-wit:

     The south half (1/2) of the northwest quarter (1/4); the west half (1/2) of the  northeast  quarter  (1/4);  the  northeast  quarter  (1/4) of the northeast quarter (1/4); the west half (1/2) of the southeast quarter (1/4);

     A part of the  northeast  quarter  (1/4) of the  southeast  quarter  (1/4), described as follows:  Commencing at the southeast  corner of said quarter (1/4)
quarter (1/4)  section,  running west eighty (80) rods;  thence north sixty (60)
rods; thence east eighty (80) rods; thence south sixty (60) rods to the place of beginning;

     A part of the  northeast  quarter  (1/4) of the  southwest  quarter  (1/4), described  as follows:  Commencing  at the center of said  Section  Twenty-Seven
(27), running thence west eighty (80) rods; thence south sixty (60) rods; thence east eighty (80) rods; thence north sixty (60) rods to the place of beginning;

     Also,  eighteen  (18)  acres in the form of a  parallelogram  taken off the north side of the northwest quarter (1/4) of the southwest quarter (1/4), all in
Section Twenty-Seven (27), Township One (1) South, Range Nine (9) West, together with the right,  privilege  and  authority in and to said  Indianapolis  Power &
Light Company, its grantees, successors and assigns, to construct,  reconstruct, repair,  operate,  maintain and remove such railway switch track or tracks,  and all  necessary  culverts,  bridges,  grades,  fills  and cuts and all  necessary abutments,  piers, structures,  towers, poles, signals, wires, cables, telephone and/or telegraph or other communication systems, plants, devices,  equipment and appliances,  and all other  appliances or fixtures for the proper  operation and maintenance of such railway switch track or tracks;

     Also,  the right and easement to connect with and use any railroad track or switch  that may be  constructed  or  acquired by any  subsequent  purchaser  or purchasers  from said Receiver of any remaining  part or parts of the coal lands of said Pike  County Coal  Corporation  not  conveyed  by said  Receiver to said
Indianapolis  Power & Light  Company  from,  upon  and  across  any part of said
Section 27, outward to the main line of any railroad common carrier,  subject to and conditioned  upon an agreement for an equitable  distribution of the cost of maintenance  and  operation  of such  switch or track,  including  an  equitable allocation of the capital cost.

                                    PART IV.

                                   LEASEHOLDS.

     The  following  described  leases with respect to the  following  described parcels  or  tracts  of land  situate  in the  County  of Marion in the State of
Indiana,  together with all the right,  title, and interest of the Company,  now owned or hereafter acquired, in and to any and all of said parcels and tracts of land and all the buildings, structures, improvements, machinery and equipment of every description now or hereafter stationed thereon, affixed thereto, or in any way appertaining thereto, to-wit:

                                LEASED PARCEL A.

                                Substation No. 6.

     That certain lease dated August 29, 1919, between Thomas A. Wynne (his wife
Minnie W. Wynne  joining) as lessor and  Indianapolis  Light and Heat Company as lessee,  recorded September 5, 1919, in Miscellaneous  Record 107 at page 375 in the Recorder's Office of Marion County,  Indiana,  whereby the lessor demised to the lessee, its successors and assigns,  for a period of ninety- nine years from
August 29, 1919, the following described property:

          A part of the  Northeast  Half of Square One  Hundred and One (101) in
     the City of Indianapolis, described as follows:

          Beginning  on the east  line of said  Square at a point 205 feet 2 1/2 inches south of the  northeast  corner  thereof and running  north with the east line of said Square and the west line of East  Street 32 feet;  thence west 108.7 feet;  thence  south 45 degrees west at right angles to Virginia
     Avenue 53.9 feet to Virginia  Avenue;  thence  south 45 degrees  east along
     Virginia  Avenue 36.1 feet;  thence north 45 degrees  east 48 feet;  thence eastwardly 87 feet 8 inches to the place of beginning.

                                LEASED PARCEL C.

                  Former Office Building and Substation No. 1.

     That certain lease dated  September 30, 1922,  between Charles C. Perry and wife and  Elizabeth  C.  Marmon,  as lessors,  and  Indianapolis  Light and Heat
Company,  as lessee,  recorded October 25, 1924, in Miscellaneous  Record 153 at page 270 in the Recorder's office of Marion County, Indiana, whereby the lessors demised to the lessee,  its successors and assigns,  for a period of ninety-nine years from October 1, 1922, the following described property:

          The northwest one-half (1/2) of Lot Thirteen (13) in Square Fifty-Five
     (55) in the City of  Indianapolis,  said  premises  being  known as numbers forty-six (46) and forty-eight (48) on Monument Circle.

                                LEASED PARCEL D.

                   Coal Storage--C.C. Perry Plant, Section W.

     That certain lease dated May 6, 1936,  between  Indianapolis Water Company, lessor, and Indianapolis Power & Light Company, lessee, for a term of five years beginning May 1, 1936, covering the two certain tracts of land in Marion County,
Indiana, particularly described as follows, viz:

                                   TRACT NO. 1

          Beginning  on  the  south  line  of  Market  Street  in  the  City  of
     Indianapolis,  at its intersection with the east line of Geisendorf Street, thence  southwardly  with said east line of  Geisendorf  Street,  making an interior  angle of 87 degrees 46' with said south line of Market Street Two
     Hundred Fourteen and Forty-five  Hundredths (214.45) feet to the north line of  Washington  Avenue,  thence  eastwardly  with  the said  north  line of
     Washington Avenue,  making an interior angle of 100 degrees 04' Sixty-seven and  Sixty-two  Hundredths  (67.62) feet to the west  property  line of the
     Merchants  Heat and Light  Company,  thence north with said property  line, making  an  interior  angle of 82  degrees  10'  with  said  north  line of
     Washington Avenue, Two Hundred  Twenty-three and Thirty Hundredths (223.30)
     feet to the south line of Market  Street,  thence  west at right  angles to said property line, 75.38 feet to the place of beginning, containing 15,555 square feet.

                                   TRACT NO. 2

          Beginning at the northeast corner of Market and Geisendorf  Streets in the City of Indianapolis,  Marion County,  Indiana; thence south 85 degrees
     35' east,  two hundred  thirty-two  and two  hundredths  (232.02) feet to a point seven (7) feet west of the center line of the Cleveland,  Cincinnati,
     Chicago and St.  Louis  Railway  Company's  switch  track lying west of the forebay;  thence  north 2 degrees  02' 30" west,  ninety and  seventy-seven hundredths  (90.77)  feet to a point seven (7) feet west of the center line of said  switch;  thence  north 3  degrees  53'  west  fifty  and  thirteen hundredths  (50.13)  feet to a point seven (7) feet west of the center line of said  switch;  thence  north 10 degrees  08' west,  fifty (50) feet to a point seven (7) feet west of the center line of said  switch;  thence north
     19 degrees 15' west forty-four and fifty hundredths (44.50) feet to a point seven (7) feet west of the  center  line of said  switch;  thence  north 88 degrees 56' west one hundred ninety-one and ten hundredths (191.10) feet to the east line of  Geisendorf  Street;  thence  south 2 degrees 32 1/2' west with the said east line of Geisendorf Street to the place of beginning.

          Also  that  tract of land  lying  north of and  adjacent  to the above described tract of land,  bounded on the north and east by a line seven (7)
     feet  southwestwardly  from and parallel  with the center line of the above mentioned  switch  track,  and the  center  line of the "Horn  Switch",  so called,  to a point in the east line of Geisendorf  Street,  bounded on the west by the east line of Geisendorf  Street,  and on the south by the north line of the first described tract.

                                LEASED PARCEL E.

                               Coal Supply Switch.

     That certain lease dated May 1, 1936,  between  Indianapolis Water Company, lessor, and Indianapolis Power & Light Company, lessee, for a term of five years beginning May 1, 1936,  covering  railroad track or switch serving lessee's C.C.
Perry Plant, Section W.

                                LEASED PARCEL F.

                            Present Office Building.

     That certain  sublease  dated  February 19, 1936,  from  Electric  Building
Company, Inc. to Indianapolis Power & Light Company, recorded February 29, 1936, in  Miscellaneous  Record  268,  page 310,  in the  Recorder's  office of Marion
County,  Indiana,  whereby said Electric Building Company,  Inc., sublet to said
Indianapolis Power & Light Company, for a term of twenty years from September 1,
1935, portions of the building known as the Electric Building, being situated on the  southeast  corner of Meridian  Street and  Monument  Place,  being 17 North
Meridian street, on the following described property:

          Lot Fourteen (14) in Square  Fifty-six  (56) of the Donation  Lands of
     the Town, now City, of Indianapolis.

                                     PART V.

                         Electric Distributing Systems.

     All of the  electric  distributing  systems  now owned by the  Company  and located in the City of Indianapolis and elsewhere in the County of Marion, State of Indiana, and also in the Counties of Boone, Hamilton, Hancock, Hendricks, and
Johnson,  State of  Indiana;  and also any and all other  electric  distributing systems  now owned or which may  hereafter  be  constructed  or  acquired by the
Company,  wheresoever  situated,  and any additions to or extensions of any such present or future plants and systems,  together with the  buildings,  erections, structures,  transmission lines, power stations, sub-stations, engines, boilers, condensers, pumps, turbines,  machinery, tools, conduits, manholes,  insulators, dynamos,  motors,  lamps,  cables,  wires,  poles,  towers,  cross-arms,  piers, abutments,  switchboard equipment, meters, appliances,  instruments,  apparatus, appurtenances, maps, records, ledgers, easements, contracts, permits, facilities and other property or equipment used or provided for use in connection  with the construction, maintenance, repair and operation thereof, both that now owned and that which may  hereafter be acquired by the Company;  together also with all of the rights, privileges, rights-of-way,  franchises, licenses, grants, liberties, immunities,  ordinances, permits, and easements of the Company in respect of the construction,  maintenance,  repair and operation of said plants and systems now owned or hereafter constructed or acquired; and including, without limitation of the foregoing,  the 132,000 volt electric  transmission line  approximately 46.9 tower miles or 55.9  circuit  miles,  on steel  towers,  forming a loop  circuit completely  surrounding  the City of  Indianapolis;  also four 33,000 volt power
loops,  one  in  each  quadrant  of  the  City  of   Indianapolis,   aggregating
approximately  94 wood pole miles or 98.2 circuit  miles;  also the entire 4,000 volt and lower distribution  system consisting of approximately  1,967 wood pole miles or 2,844 circuit miles of overhead lines;  also the entire street lighting equipment and underground A.C. and D.C. system.

                                    PART VI.

                    STEAM AND HOT WATER DISTRIBUTING SYSTEMS.

     All the steam and hot water  distributing  systems now owned by the Company and located in the City of Indianapolis,  Marion County,  Indiana,  and also any and all other steam or hot water distributing  systems hereafter  constructed or acquired  by  the  Company,  wheresoever  situated,  and  any  additions  to  or extensions  of such  present  or future  systems;  together  with the  building, erections,  structures,  boilers,  heaters,  engines,  tanks, pipe lines, mains, connections, service pipes, meters, tools, instruments,  appliances,  apparatus, facilities,  machinery and other property and equipment used or provided for use in the construction,  maintenance,  repair and operation thereof,  both that now owned and that which may hereafter be acquired by the Company; and together also with all of the rights, privileges, rights-of-way, franchises, licenses, grants, liberties,  immunities,  ordinances,  permits  and  easements  of the Company in respect of the  construction,  maintenance,  repair and operation of said plants and systems now owned or hereafter conferred or acquired;  and including without limitation of the foregoing the certain hot water heating  system  acquired from
Merchants Heat and Light Company,  the certain steam heating distribution system acquired from Merchants  Heat and Light  Company,  and the certain steam heating distribution  system  acquired from  Indianapolis  Light and Heat  Company,  all located in the City of Indianapolis, Marion County, Indiana.

                                    PART VII.

                      INDETERMINATE PERMITS AND FRANCHISES.

     All indeterminate  permits,  franchises,  ordinances,  licenses,  and other authorizations by or from any state, county, municipality, or other governmental authority,  now owned or  possessed  by the  Company or  hereafter  granted  to, conferred upon, or acquired by it, including  particularly,  but not limited to, its indeterminate permit under the Public Service Commission Act of the State of
Indiana, and all Acts amendatory thereof and supplemental thereto.

     Whenever any reference is hereinabove made to any deed or deeds, conveyance or  conveyances,  or  other  documents,  such  reference  shall  in no way be in limitation of the properties  granted or mortgaged herein but shall be deemed to have been  inserted to aid in  identifying  the premises  therein  mentioned and described.

     All other property, whether real, personal or mixed (except any hereinafter expressly excepted),  and whether now owned or hereafter acquired by the Company and wheresoever situated, including (without in anywise limiting or impairing by the  enumeration  of the same the scope and  intent of the  foregoing  or of any general  description  contained in this  Indenture) all lands,  flowage  rights, water rights,  flumes,  raceways,  dams, rights of way and roads; all plants for the generation of electricity by water,  steam and/or other power, power houses, telephone systems, water systems, steam heat and power plants, hot water plants, substations,  transmission lines,  distribution systems,  bridges,  culverts and tracks; all offices,  buildings and structures,  and the equipment thereof;  all
machinery,   engines,   boilers,   dynamos,   machines,    regulators,   meters,
transformers,  generators and motors; all appliances whether electrical,  gas or mechanical,  conduits, cables and lines; all pipes whether for water, steam heat and power,  or other  purposes;  all mains and pipes,  service pipes,  fittings, valves and connections,  poles, wires, tools, implements,  apparatus,  furniture and  chattels;  all  municipal  franchises,  indeterminate  permits,  and  other permits;  all lines for the transportation,  transmission and/or distribution of electric  current,  steam  heat and  power or water for any  purpose,  including towers,  poles,  wires,  cables,  pipes,  conduits and all  apparatus for use in connection therewith; all real estate, lands, leases, leaseholds; all contracts, whether heat, light, power, water or street lighting  contracts;  all easements, servitudes, licenses, permits, rights, powers, franchises, privileges, rights of way and other rights in or relating to real estate or the  occupancy of the same and (except as hereinafter expressly excepted) all the right, title and interest of the Company in and to all other  property of any kind or nature  appertaining to and/or used and/or  occupied  and/or enjoyed in connection  with any property hereinbefore described or referred to;

     TOGETHER   WITH  all  and  singular  the   tenements,   hereditaments   and
appurtenances belonging or in any wise appertaining to the aforesaid property or any part thereof,  with the reversion and  reversions,  remainder and remainders and (subject to the provisions of Section 64 hereof, hereinafter contained), the tolls, rents, revenues,  issues, earnings,  income, product and profits thereof, and all the estate,  right,  title and interest and claim whatsoever,  at law as well as in equity,  which the Company now has or may hereafter acquire in and to the aforesaid property,  indeterminate permits and franchises and every part and parcel thereof;

     IT IS  HEREBY  AGREED  by  the  Company  that  all  the  property,  rights, indeterminate  permits and  franchises  acquired  by the Company  after the date hereof (except any hereinbefore or hereinafter  expressly  excepted) shall be as fully embraced within the lien hereof as if such property, rights, indeterminate permits  and  franchises  were now owned by the  Company  and were  specifically described herein and conveyed hereby;

     Provided  that  the  following  are not and are not  intended  to be now or hereafter granted, bargained, sold, released, conveyed,  assigned,  transferred, mortgaged,  pledged,  set over or confirmed  hereunder and are hereby  expressly excepted from the lien and operation of this Indenture,  viz.: (1) cash,  shares of stock and  obligations  (including  bonds,  notes and other  securities)  not hereafter  specifically  pledged,  paid,  deposited  or  delivered  hereunder or hereinafter covenanted so to be; and (2) the land and buildings located at 32-36
South New Jersey Street,  Indianapolis,  Indiana;  also a tract of land (and the buildings  thereon),  containing  28.04 acres more or less,  being a part of the west half of the  northwest  quarter of Section 2,  Township  16 North,  Range 4
East, and used as a site for radio station  W.F.B.M.  and (3) any goods,  wares, merchandise,  equipment,  materials or supplies acquired for the purpose of sale or resale in the usual course of business or for consumption in the operation of any  properties of the Company;  construction  equipment  acquired for temporary
use;   vehicles  and   automobiles;   and  (4)  all   judgments,   accounts  and
choses-in-action,  the  proceeds  of  which  the  Company  is not  obligated  as hereinafter provided to deposit with the Trustee hereunder;  provided,  however, that the property and rights  expressly  excepted from the lien and operation of this  Indenture in the foregoing  subdivisions  (3) and (4) shall (to the extent permitted  by law) cease to be so  excepted  in the event that the  Trustee or a receiver or trustee  shall enter upon and take  possession  of the mortgaged and pledged  property by reason of the occurrence of a completed  default as defined in said Article XIV;

     TO HAVE AND TO HOLD all such properties,  real, personal and mixed granted, bargained, sold, released, conveyed, assigned, transferred,  mortgaged, pledged, set over or  confirmed by the Company as  aforesaid,  or intended so to be, unto the Trustee and its successors and assigns forever;

     Subject,  however,  as to  all  property  embraced  herein  to  all  of the restrictions,  exceptions  and  reservations  of  easements,  rights  of  way or otherwise,  contained  in any and all deeds and/or  other  conveyances  under or through which the Company acquired or shall acquire and/or claims or shall claim title thereto, and to the restrictions,  exceptions, reservations and provisions herein specifically set forth; and

     Subject further to excepted  encumbrances,  as defined in Section 6 hereof, and as to any  property  hereafter  acquired by the Company to any  mortgages or other liens which may exist  thereon at the date of  acquisition,  including any purchase money mortgage or lien upon such property created by the Company at the time of acquisition of such property;

     IN TRUST NEVERTHELESS,  upon the terms and trusts herein set forth, for the benefit and security of those who shall hold the bonds and coupons issued and to be  issued  hereunder,  or any of them,  in  accordance  with the  terms of this
Indenture without preference,  priority or distinction as to lien of any of said bonds and coupons  over any others  thereof by reason of priority in the time of the  issue or  negotiation  or in the date of  maturity  thereof,  or  otherwise howsoever,  subject,  however,  to the  provisions  in  reference  to  extended, transferred or pledged coupons and claims for interest hereinafter set forth; it being  intended  that the lien and  security of all of said bonds and coupons of all series issued or to be issued hereunder shall take effect from the execution and delivery of this Indenture, and that the lien and security of this Indenture shall take effect from the date of execution  and delivery  hereof as though all of the said bonds of all series were  actually  authenticated  and delivered and issued upon such date;

     PROVIDED,  HOWEVER,  and these  presents are upon the condition that if the
Company, its successors or assigns, shall pay or cause to be paid, the principal of and interest on the bonds, together with the premium, if any, payable on such of said bonds as may have been called for redemption prior to maturity, or shall provide,  as permitted  hereby,  for the payment  thereof by depositing with the
Trustee the entire amount due or to become due thereon for  principal,  interest and premium,  if any, and if the Company  shall also pay or cause to be paid all other sums  payable  hereunder  by it,  then this  Indenture  and the estate and rights hereby  granted shall cease,  determine and be void,  otherwise to be and remain in full force and effect.

     IT IS HEREBY  COVENANTED,  DECLARED  AND AGREED by and  between the parties hereto,  that all such bonds and coupons are to be authenticated,  delivered and issued and that all property  subject or to become  subject hereto is to be held subject to the further  covenants,  conditions,  uses and trusts hereinafter set forth, and the Company, for itself and. its successors and assigns,  does hereby covenant and agree to and with the Trustee and its  successor or  successors  in such  trust,  for the  benefit of those who shall  hold said bonds and  interest coupons, or any of them, as follows:

                                   ARTICLE I.

                                  DEFINITIONS.

     SECTION 1. The terms specified in the next succeeding six Sections  hereof, numbered from 2 to 7, both inclusive, shall, for all purposes of this Indenture, and of any  indenture  supplemental  hereto,  have the meanings in such Sections specified.

     SECTION  2. The term "the  Company"  shall mean the party of the first part hereto,  INDIANAPOLIS  POWER & LIGHT  COMPANY,  and subject to the provisions of
Article XVII hereof, shall also include its successors and assigns.

     The term "the  Trustee"  shall  mean the party of the second  part  hereto,
American  National  Bank and Trust  Company  of  Chicago,  and,  subject  to the provisions  of Article  XVIII  hereof,  shall also  include its  successors  and assigns.

     The term "this  Indenture"  shall mean this instrument of mortgage and deed of trust,  either as originally executed or as the same may from time to time be supplemented, modified, altered or amended by any supplemental indenture entered into pursuant to the provisions hereof.

     The terms "the lien hereof" and the "the lien of this Indenture" shall mean the lien  created  by these  presents  (including  the  after-acquired  property clauses hereof) and the lien created by any subsequent conveyance or delivery to or pledge with the Trustee  hereunder  (whether made by the Company or any other corporation or any individual or  copartnership)  effectively  constituting  any property a part of the  security  held by the Trustee  upon the terms and trusts and subject to the covenants, conditions and uses specified in this Indenture.

     The  term  "the  mortgaged  and  pledged  property"  shall  mean  as of any particular  time the  property  which at said time is covered or  intended to be covered  by the lien of this  Indenture  whether  such lien be  created by these presents (including the after-acquired property clauses hereof) or by subsequent conveyance  or delivery to or pledge with the Trustee  hereunder  or  otherwise;
property of the character described in clauses (3) and (4) of the proviso in the granting clauses of this Indenture which expressly excepts certain property from the lien and operation of this  Indenture  shall not be deemed to be included in the term  "mortgaged  and pledged  property,"  unless and until and then only so long as such  excepted  property  shall  cease to be so excepted as set forth in said proviso.

     The term  "outstanding",  subject to the provisions of the next  succeeding paragraph  hereof,  shall mean as of any  particular  time with respect to bonds issued or issuable under this Indenture all bonds which  theretofore  shall have been authenticated and delivered by the Trustee under this Indenture, except (a)
bonds theretofore paid,  retired,  redeemed or canceled and/or for the purchase, payment  and/or  redemption of which moneys in the  necessary  amount shall have been  deposited  with or  shall  then be held by the  Trustee  with  irrevocable direction so to apply the same,  (b) bonds  deposited  with or held in pledge by the  Trustee  under  any of the  provisions  of this  Indenture,  and (c)  bonds authenticated and delivered hereunder,  upon transfer of which or in exchange or substitution for and/or in lieu of which other bonds have been authenticated and delivered under any of the provisions of this Indenture.

     For the purposes of Sections 46, 72, 76, 77, 87, 98, 112,  113,  115,  119,
and 124 hereof, in determining whether the holders of the required percentage of the principal amount of bonds have concurred in any direction,  request, consent or other action,  or in  determining a quorum under Section 123,  bonds owned by the Company or by any other obligor on the bonds,  or by any person  directly or indirectly  controlling  or  controlled  by or under  direct or indirect  common control with the Company or such obligor, shall be disregarded,  except that for the purpose of determining  whether the Trustee shall be protected in relying on any such  direction,  request,  consent or other  action,  only bonds  which the
Trustee knows are so owned,  shall be so disregarded.  Bonds so owned which have been  pledged in good faith may be regarded as  outstanding  for the purposes of this  paragraph,  if the pledgee  shall  establish  to the  satisfaction  of the
Trustee  the  pledgee's  right to vote such bonds and that the  pledgee is not a person  directly or indirectly  controlling  or controlled by or under direct or indirect  common control with the Company or any other obligor on the bonds.  In case of a dispute as to such right,  any decision by the Trustee  taken upon the advice of counsel shall be full protection to the Trustee.

     The term "daily newspaper" shall mean a newspaper  customarily published at least six days a week.

     SECTION 3. The term  "resolution"  shall mean a resolution  certified under the corporate seal of the Company by the Secretary or an Assistant  Secretary of
the Company to have been duly adopted by the Board of Directors of the Company.

     The term "engineer" shall mean an individual (who may be an employee of the
Company)  or a  co-partnership  or a  corporation,  engaged  in  an  engineering business,  appointed by the Board of  Directors  or  Executive  Committee of the
Company and satisfactory to the Trustee.

     The  term  "independent  engineer"  shall  mean  an  engineer,  who  is not regularly in the employ of the Company or of an affiliate  thereof,  selected by the Trustee in the  exercise  of  reasonable  care and  approved by the Board of
Directors or Executive Committee of the Company.

     The term  "Treasurer's  certificate"  shall mean a  certificate  signed and verified by the President or a Vice-President  and the Treasurer or an Assistant
Treasurer of the Company.  Each such  certificate  shall include the  statements required by Section 21 hereof.

     The term  "engineer's  certificate"  shall  mean a  certificate  signed and verified by the  President or a  Vice-President  or the Treasurer of the Company
and by an engineer.  Each such certificate shall include the statements required by Section 21 hereof.

     The term  "independent  engineer's  certificate"  shall mean a  certificate signed and verified by an  independent  engineer.  Each such  certificate  shall include the statements required by Section 21 hereof.

     The term  "opinion of counsel"  shall mean an opinion in writing  signed by counsel  (who  may be of  counsel  to the  Company)  appointed  by the  Board of
Directors or Executive Committee of the Company and satisfactory to the Trustee.
Each such opinion shall include the statements required by Section 21 hereof.

     The term "independent", when applied to any accountant, engineer, appraiser or other expert,  shall mean such a person who (a) is in fact  independent;  (b)
does not have any substantial interest, direct or indirect, in the Company or in any other obligor upon the bonds issued  hereunder or in any person  directly or indirectly  controlling,  or controlled  by, or under direct or indirect  common control with,  the Company or any such other  obligor;  and (c) is not connected with the Company or any other  obligor  upon the bonds  issued  hereunder or any person directly or indirectly controlling,  or controlled by, or under direct or indirect  common  control  with,  the Company or any such other  obligor,  as an officer,  employee,  trustee,  partner,  director,  or person performing similar functions.

     The term  "control"  shall  mean the power to  direct  the  management  and policies of a person,  directly or through one or more  intermediaries,  whether through the ownership of voting securities,  by contract, or otherwise,  and the terms  "controlling"  and  "controlled"  shall have meanings  correlative to the foregoing.

     The term  "person"  shall  have the  meaning  assigned  to such term in the
Securities Act of 1933, as approved May 27, 1933 and amended June 6, 1934.

     The term  "affiliate"  shall mean a person  controlling,  controlled by, or under common control with, another person.

     The acceptance by the Trustee of a certificate,  opinion or appraisal shall be sufficient  evidence of its appointment,  selection or approval of the signer or signers within the meaning of this Indenture.

     SECTION 4. (I) The term  "property  additions"  shall mean  plants,  lines, pipes, mains, cables,  machinery,  transmission lines, pipe lines,  distribution systems,  service systems and supply systems,  property,  real or personal,  and improvements,  extensions or additions,  located within the State of Indiana, or located in any other State if such  property is  physically  connected  with any property of the Company  located in Indiana by or through other  property of the
Company, acquired by purchase,  consolidation,  merger, donation or in any other way whatsoever,  subsequent to April 30, 1940, or made or constructed subsequent to April 30, 1940,  or in the process of  construction  or erection in so far as actually constructed or erected subsequent to April 30, 1940, and used or useful or to be  used  in the  business  of  generating,  manufacturing,  transporting, transmitting,  distributing or supplying  electricity for light,  heat, power or other purposes,  or steam for power,  heat or other purposes.  Without enlarging the definition of property  additions  above set forth or the purposes for which such property shall be used or useful, the term "property  additions" shall not, however,  include (1) any shares of stock or obligations (including bonds, notes and other securities),  or (2) any radio broadcasting  property or facilities or any mining properties or any leasehold  estates or any improvements,  extensions or additions upon any property of the character described in this clause (2), or
(3) except as herein otherwise  specifically  provided,  going value, good will, franchises or  governmental  permits  granted to or acquired by the Company,  as such,  separate  and  distinct  from  the  property  operated  thereunder  or in connection therewith or incident thereto, or (4) any goods, wares,  merchandise, equipment,  materials or supplies  acquired for the purpose of sale or resale in the  usual  course  of  business  or for  consumption  in the  operation  of any properties of the Company, or construction equipment acquired for temporary use, or vehicles or automobiles, or judgments,  accounts or choses-in-action,  or (5)
any property the cost of acquiring,  making or constructing  which is chargeable under  accepted  principles  of  accounting  to operating  expenses,  or (6) any property now or hereafter  owned by any  corporation of which the Company on May
1, 1940 owned more than fifty per centum (50%) of its outstanding stock.

     Any property (other than property of the character described in clauses (1)
to (4) inclusive of the proviso in the granting  clauses of this Indenture which expressly excepts certain property from the lien and operation of this Indenture and other than any property the cost of acquiring,  making or constructing which is chargeable  under  accepted  principles of accounting to operating  expenses)
acquired by the Company  subsequent  to April 30, 1940,  or made or  constructed subsequent to April 30, 1940, or in the process of  construction  or erection in so far as actually  constructed  or erected  subsequent to April 30, 1940,  may, however,  be deemed to be and treated as property  additions  for the  following limited purposes:

          (i) as a basis for the release from the lien of this  Indenture of (x)
     any  property  owned by the  Company  on April  30,  1940  which is of such character  as would  not  have  been  included  within  the term  "property additions"  (as  hereinabove  defined in the  preceding  paragraph  of this
     Section 4) if it had been  acquired or made or  constructed  subsequent  to
     April  30,  1940,  or (y) any  property  acquired  or  made or  constructed subsequent  to  April  30,  1940  which is of such  character  as not to be included within the term "property  additions" (as  hereinabove  defined in the  preceding  paragraph  of this  Section 4);  property of the  character described in subdivisions (x) and (y) of this clause (i) being  hereinafter in this paragraph referred to as "unfundable property";

          (ii) as a basis for the  withdrawal  of the proceeds of insurance  on, the  consideration  for the release of or the  proceeds of the disposal of, any unfundable property;

          (iii) as the basis of a credit  under  subdivision  (b) of  Section 41 hereof against retirements of unfundable property; and

          (iv) for inclusion in the additions under the provisions of clause (B)
     of subdivision (II) of this Section 4 to such extent as may be necessary to equal the deductions under clause (A) of subdivision (II) of this Section 4 with respect to such unfundable property retired.

     (II) When any  property  additions  are  certified  to the  Trustee  in any certificate under any of the provisions of this Indenture as the basis either of the right to the  authentication  and delivery of bonds which are being  applied for or of the right to the  authentication  and delivery of bonds which is being waived pursuant to the provisions of this Indenture, (A) there shall be deducted from the cost or fair value thereof,  as the case may be, an amount equal to the cost (or as to property  additions  the fair value of which at the time the same became  funded  property was less than the cost as  determined  pursuant to this
Section, then such fair value in lieu of cost) of all funded property previously retired  (other  than  the  funded  property,  if any,  in  connection  with the application  for the  release  of  which  such  certificate  is  filed)  and not theretofore  deducted  from  the  cost  or  fair  value  of  property  additions theretofore  certified  to the Trustee and (B) there shall be added to such cost or fair value of property additions as the case may be, the sum of

          (a) the principal amount of all obligations  secured by purchase money mortgage  and  all  cash  (other  than  proceeds  of  such  purchase  money obligations) received by the Trustee or the trustee or other holders of any prior lien, in either case  representing  the proceeds of insurance on, the consideration  for the release of or the  proceeds of the disposal of, such funded property retired;

          (b) the principal  amount of any bond or fraction of a bond, the right to the authentication and delivery of which under the provisions of Section
     31 hereof shall have been waived as the basis of the release of such funded property retired;

          (c) one hundred  forty-two and  six-sevenths  per centum (142 6/7%) of the principal  amount of each bond or fraction of a bond,  the right to the authentication  and  delivery of which under the  provisions  of Section 23 hereof  shall have been  waived as the basis of the  release of such funded property retired;

          (d) one hundred  forty-two and  six-sevenths  per centum (142 6/7%) of the principal  amount of each bond or fraction of a bond,  the right to the authentication  and delivery of which upon the basis of property  additions shall have been waived as the basis of the release of such funded  property retired; and

          (e) the amount of the  proceeds of  insurance on or of the disposal of such funded  property  retired which shall have been applied by the Company to the acquisition or construction of property in substitution  therefor or replacement thereof in the exercise by the Company of any right so to apply such proceeds without  depositing such proceeds with the Trustee  hereunder or with the trustee or other holder of a prior lien as hereinafter defined;

provided,  however,  that the  aggregate  of the amounts  added under clause (B)
above shall in no event exceed the amounts  deducted under clause (A) above. For the purposes of the deductions  required by this  subdivision (II) of Section 4, the cost and/or the fair value of funded property retired shall be determined as follows:  (1) in the case of property  which was owned by  Indianapolis  Power &
Light  Company  on April 30,  1940,  the cost  shall be the cost as shown on the books of the Company on April 30,  1940,  or, if such cost shall  subsequent  to
April 30, 1940 be  adjusted  on the books of the Company  pursuant to any order, rule,  regulation  or  recommendation  of any  governmental  commission or other public authority having or assuming jurisdiction over the Company or over any of its property or business,  then such adjusted cost; provided,  however,  that if the cost or adjusted  cost, as the case may be, is not  separately  shown on the books of the Company, the cost shall be such proportion of such cost or adjusted cost,  as the case may be, as shall be  allocated on the books of the Company to such  property  retired,  such  allocation  to be  evidenced  by  an  engineer's certificate  subsequently  delivered  to the  Trustee;  and  (2) in the  case of property additions retired,  the cost and the fair value thereof,  respectively, shall be the cost and the fair value thereof  respectively,  to the Company,  as
shown by the  engineer's  certificate  or  independent  engineer's   certificate
furnished  to the  Trustee at the time such  property  additions  became  funded property,  or, if not so  separately  shown,  shall be such  portion of the cost and/or  the fair  value  to the  Company  of  property  additions  shown in such certificate  as shall be allocated  to such  property  additions  retired in any engineer's  certificate  subsequently delivered to the Trustee, and in case such property additions shall not have been included in any engineer's certificate or independent  engineer's  certificate  theretofore  furnished to the Trustee, the cost and fair value thereof  shall be as shown,  as of the time when they became funded property, in an engineer's certificate then delivered to the Trustee.

     III. The Company  covenants  that it will promptly  retire on its books (1)
such of the mortgaged and pledged  property (other than the properties  referred to in paragraph B of Section 66 hereof)  which at or  subsequent  to the date it became  mortgaged  and  pledged  property  was or  became  used or useful in the
Company's  business and thereafter  ceased to be used or useful in the Company's business;  (2) all mortgaged and pledged property that has been sold or disposed of by the  Company;  and (3)  all  property  which  any  independent  engineer's certificate,  filed with the Trustee  pursuant to paragraph  (II) of Section 41, states should be retired.

     SECTION 5. The term "funded property" shall mean:

          (1) All property owned by Indianapolis  Power & Light Company on April
     30, 1940 (other than property of the character  described in clauses (1) to
     (4) inclusive of the proviso in the granting clauses hereof which expressly excepts certain property from the lien and operation of this Indenture);

          (2) All property additions to the extent that the same shall have been made the basis of the  authentication  and  delivery  of bonds  under  this
     Indenture;

          (3) All property additions to the extent that the same shall have been made the basis of the  release  from the lien of this  Indenture  of funded property;

          (4)  All  property  to the  extent  that  the  same  shall  have  been substituted for or shall have replaced funded property,  as defined in this
     Section,  in the exercise by the Company of any right to apply the proceeds of  insurance  on, or of the  disposal  of,  such  funded  property  to the acquisition  or  construction  of such  substituted  or  replaced  property without  depositing  such proceeds  with the Trustee  hereunder or with the trustee or other holder of a prior lien as hereinafter defined;

          (5) All property additions to the extent that the same shall have been made the basis of the withdrawal of any funded cash, as hereinafter defined in this Section,  held by the Trustee  hereunder or by the trustee or other holder of a prior lien as hereinafter defined;

          (6) All property additions to the extent that the same shall have been made the  basis of a credit  under the  provisions  of  subdivision  (c) of
     Section 41 hereof;

          (7) All property  which may  hereafter be acquired by the Company from any  corporation  of which the Company on May 1, 1940 owned more than fifty per centum (50%) of its outstanding stock.

     If  any  funded  property  shall  be  released  from  the  lien  hereof  as hereinafter in Article XIII provided,  the property so released shall  thereupon cease to be funded property but may at any time  thereafter  again become funded property.

     The term "funded cash" shall mean:

          (a) cash (held by the  Trustee  hereunder  or by the  trustee or other holder of a prior lien as  hereinafter  defined in Section 6 hereof) to the extent that it represents the proceeds of insurance on or the release of or the taking by eminent domain of funded property;

          (b) cash held at any time in any sinking fund or other like device for the  retirement of bonds of one or more series issued  hereunder;  but when all bonds of such one or more series  shall have  ceased to be  outstanding hereunder, such cash shall no longer be deemed to be or to have been funded cash; and

          (c) any cash  deposited  with the Trustee under Sections 20, 32 and/or
     41 hereof.

     SECTION 6. The term "excepted encumbrances" shall mean as of any particular time any of the following:

          (a) liens for taxes,  assessments  or  governmental  charges  not then delinquent;

          (b) any liens or other encumbrances  existing upon easements or rights of way used for transmission line,  distribution line or other right of way purposes or upon the lands over which said  easements  or rights of way are held securing  indebtedness which has neither been assumed or guaranteed by the Company nor on which the Company customarily pays interest charges;

          (c)  rights  reserved  to or  vested  in any  municipality  or  public authority by the terms of any franchise,  grant, license, permit, or by any provision of law to terminate such franchise,  grant,  license or permit or to purchase or recapture or to designate a purchaser of any of the property of the Company;

          (d) rights reserved to or vested in others to take or receive any part of the power developed or generated by any property of the Company;

          (e) easements or  reservations  in any property of the Company created at or before the  acquisition  thereof by the  Company  for the  purpose of roads, pipe lines,  transmission lines and other like purposes and which do not impair the use of such property in the operation of the business of the
     Company;

          (f)  rights  reserved  to or  vested  in any  municipality  or  public authority  to use or control or regulate  any property of the Company or to erect structures thereon; or

          (g) any obligations or duties affecting the property of the Company to any municipality or public authority with respect to any franchise,  grant, license or permit.

     The term  "prior  lien" shall mean  mortgage  or other lien (not  including excepted  encumbrances  as  defined in this  Section)  prior to the lien of this
Indenture,  existing at any particular time upon any property additions (so long as  such  property  additions  remain  subject  to the  lien  hereof),  then  or theretofore made the basis under any of the provisions of this Indenture for the authentication and delivery of bonds or the withdrawal of cash or the release of property or the basis of a credit under the  provisions  of  subdivision  (c) of
Section 41 hereof.

     The term "prior lien bonds"  shall mean  bonds,  obligations  or  principal indebtedness secured by prior liens.

     The term  "outstanding"  with  respect to prior lien bonds shall mean as of any particular time all prior lien bonds theretofore authenticated and delivered by the trustee or other holder of the prior lien  securing  the same and/or,  if there be no such trustee or other holder,  all prior lien bonds theretofore made and  delivered  by the maker (or his  successor)  of such prior lien and secured thereby and all other prior lien bonds otherwise secured,  except (a) prior lien bonds theretofore paid,  retired,  redeemed,  discharged or canceled,  (b) prior lien bonds  held in pledge  hereunder,  (c) prior  lien bonds for the  purchase, payment or redemption  of which moneys in the  necessary  amount shall have been deposited  with or be held,  with  irrevocable  direction  so to  apply,  by the
Trustee  hereunder or by the trustee or other holder of such prior lien, and (d)
prior lien bonds upon  transfer  of which or in  exchange  or  substitution  for and/or in lieu of which  other  prior  lien bonds  have been  authenticated  and delivered or made and  delivered  under any of the  provisions of the prior lien securing such prior lien bonds.

     SECTION 7. The term "net  earnings  certificate"  shall mean a  certificate signed and verified by the President or a Vice-President and the Treasurer or an
Assistant  Treasurer of the  Company,  (which  Treasurer or Assistant  Treasurer shall be an accountant) stating (A) the net earnings of the Company for a period of any twelve (12) consecutive  calendar months within the fifteen (15) calendar months immediately preceding the first day of the month in which the application for the  authentication  and delivery under this Indenture of bonds then applied for is  made,  showing  how the  same  have  been  calculated,  and to that  end specifying  the total  operating  revenues of the  Company,  with the  principal divisions  thereof,  and  the  net  non-operating  income  of the  Company,  and deducting from the total thereof the total of the operating expenses  (including
(a) taxes--other  than income taxes,  profits taxes and other taxes measured by, or  dependent  on, net income  after  deduction  of  interest,  (b)  rentals and insurance,  and (c)  expenses  for  current  repairs  and  maintenance,  but not including any expenses or provisions for renewals,  replacements or depreciation or interest on any of the  indebtedness  of the Company or the  amortization  of debt  discount  and expense or for any sinking fund or other like device for the retirement of indebtedness), and further deducting from such balance of earnings the amount by which the  aggregate of (1) net  non-operating  income and (2) net income  which  in the  opinion  of the  signers  is  directly  derived  from the operation of property  not subject to the lien of this  Indenture at the date of such certificate,  exceeds ten per centum (10%) of such balance of earnings; the amount so arrived at being for all purposes of this  Indenture  the net earnings of the Company for such period;  and (B) the annual interest  requirements upon, and the principal amount of, (1) all bonds outstanding  hereunder at the date of such  certificate,  except any which are then being made the basis,  pursuant to the provisions of Article VII, for the authentication and delivery of bonds, (2)
those  then  applied  for in the  application  in  connection  with  which  such certificate is made and those applied for in any other pending application,  and
(3) all other  indebtedness  (except  indebtedness for the purchase,  payment or redemption  of which moneys in the  necessary  amount shall have been  deposited with or be held by the  Trustee or the  trustee or other  holder of a lien prior hereto with irrevocable direction so to apply the same) outstanding in the hands of the public on the date of such  certificate  and secured by lien prior to the lien of this Indenture upon property of the Company  subject to the lien of this
Indenture,  if said  indebtedness  has been  assumed  by the  Company  or if the
Company customarily pays the interest upon the principal thereof. In determining net non-operating  income there shall not be included profits realized or losses sustained from the sale or other  disposition  of capital  assets or profits or losses on retirements of bonds secured hereby.

     If any of the property of the Company owned by it at the time of the making of any net earnings  certificate  shall have been  acquired  during or after any period for which net  earnings  are to be  computed,  the net  earnings  of such property  (computed in the manner  specified in this Section for the computation of the net  earnings  of the  Company)  during  such period or such part of such period as shall have preceded the  acquisition  thereof,  to the extent that the same have not otherwise been included,  and unless such property shall have been acquired in exchange or  substitution  for  property  the earnings of which have been  included,  shall be  included  in the net  earnings of the Company for all purposes of this Indenture unless in the opinion of the Company,  evidenced by a
Treasurer's  certificate  delivered  to  the  Trustee,  it is  impracticable  to determine  such net earnings  without  unreasonable  effort or expense;  in like manner,  the net  earnings of any  property to be acquired  through the issue of bonds applied for in the  application in connection with which such net earnings certificate  is made shall be included in the net earnings of the Company unless it is impracticable to determine such net earnings as aforesaid.

     In any application for the authentication and delivery of bonds where a net earnings  certificate  is required,  if (1) the twelve months' period covered by the net  earnings  certificate  is covered by the annual  reports of the Company which the  Company has filed or is at the date of the net  earnings  certificate required to file with the  Trustee  pursuant  to  subdivision  (1) of Section 52 hereof,  and (2) the aggregate  principal  amount of bonds then applied for plus the aggregate  principal amount of bonds  authenticated  and delivered since the commencement of the then current calendar year (other than those with respect to which a net earnings  certificate is not required or with respect to which a net earnings certificate signed by an independent public accountant appointed by the
Company and  approved by the Trustee in the  exercise of  reasonable  care,  has previously  been  furnished)  is ten per centum  (10%) or more of the  aggregate amount  of the  bonds at the  time out  standing  hereunder,  such net  earnings certificate  shall  be made  and  signed  by an  independent  public  accountant appointed  by the  Company  and  approved  by the  Trustee  in the  exercise  of reasonable  care,  in addition to being signed and verified by such  officers of the Company.

     Each such certificate  shall include the statements  required by Section 21 hereof.

                                   ARTICLE II.

              FORM, EXECUTION, REGISTRATION AND EXCHANGE OF BONDS.

     SECTION 8. At the option of the Company,  the bonds issued hereunder may be issued in one or more  series,  the bonds of each series  (other than the 3 1/4%
Series due 1970,  hereinafter in Section 19 described)  maturing on such date or dates and bearing  interest at such rate or rates as the Board of  Directors  of the Company prior to the authentication thereof may determine.  Except as to the
3 1/4% Series due 1970, the form of each series of bonds issued hereunder and of the  coupons  to be  attached  to the  coupon  bonds  of such  series  shall  be established by an indenture  supplemental hereto authorized by resolution of the
Board of  Directors  of the  Company.  The bonds and  coupons of any one or more series may be expressed in one or more foreign  languages,  if also expressed in the English language. The English text shall govern the construction thereof and both or all texts shall constitute but a single obligation.  The English text of the coupon bonds, coupons,  fully registered bonds and the Trustee's certificate shall be  respectively  substantially  of the tenor and purport  above  recited, provided,  however, that the form of each series, as established by the Board of
Directors, shall specify the descriptive title of the bonds (which shall contain the words "First Mortgage Bond"), the designation of the series, the date of the coupon  bonds of that  series,  the rate or rates of interest to be borne by the bonds of that series,  the date or dates of maturity,  the dates for the payment of interest,  and a place for the payment of principal  and interest and for the registration and transfer of the bonds.  Subject to the provisions of Section 19 hereof with respect to the 3 1/4% Series due 1970,  any series of bonds may also contain such provisions as the Board of Directors may, in its discretion,  cause to be inserted therein:

          (a) specifying any  additional  place or places,  either in the United
     States of  America  or,  subject  to the  provisions  of Section 18 hereof, elsewhere,  for the payment of  principal  and/or  interest  and/or for the registration and/or the transfer of bonds;

          (b)  expressing  any  obligation of the Company for the payment of the principal  of the bonds of that series or the  interest  thereon,  or both, without  deduction for taxes and/or for the  reimbursement of taxes in case of payment by the  bondholders,  which  obligation  may be limited to taxes imposed by any taxing authorities of a specified class and may exclude from its  operation or be limited to any  specified  tax or taxes or any portion thereof;  and/or  expressing any obligation of the Company for the creation of a sinking fund or other  similar  device for the  retirement of bonds of that series,  and/or expressing any obligation of the Company to permit the conversion  of bonds of that series into  capital A stock of the Company of any designated class or classes;

          (c)  permitting  the  bondholders  to make,  at a  specified  place or places, any or all of the. following  exchanges,  viz., exchanges of coupon bonds for fully registered  bonds;  exchanges of fully registered bonds for coupon  bonds;  exchanges  of  coupon  bonds  for  coupon  bonds  of  other denominations;  exchanges of fully  registered  bonds for fully  registered bonds of other  denominations;  and  exchanges  of bonds of one  series for bonds of another series;  and such privilege of exchange may in any case be made subject to such  conditions,  limitations or restrictions as the Board of Directors may determine and the privilege of exchange may in any case be conferred  upon  the  holders  of bonds  of one or more  denominations  and withheld  from the  holders  of bonds  of other  denominations  of the same series and may in any case be conferred on the holders of fully  registered bonds and withheld from the holders of coupon bonds or vice versa;

          (d)  reserving  to the  Company the right to redeem all or any part of the  bonds of that  series  before  maturity  at a time or  times  and at a redemption price or prices to be specified in the form of bond; and/or

          (e) in any other  respect  expressing  or  referring  to the terms and conditions upon which such bonds are to be issued and/or secured under this
     Indenture or any indenture supplemental hereto.

     SECTION 9. Any series of bonds may be executed, authenticated and delivered
originally  as  coupon  bonds  and/or  as  fully   registered   bonds,  of  such
denomination or  denominations as the Board of Directors of the Company may from time to time authorize.

     SECTION 10. Every fully  registered bond of any series shall be dated as of the date of  authentication  (except  that if any fully  registered  bond of any series shall be authenticated upon any interest payment date for that series, it shall  be  dated as of the day  following)  and  shall  bear  interest  from the beginning of the current  interest  period for that series,  provided,  however, that if any fully  registered bond shall be  authenticated  and delivered upon a transfer  of or in  exchange  for any bond or bonds  upon which  interest  is in default,  it shall be dated  so that no gain or loss of  interest  shall  result therefrom.  The coupon bonds of each series of bonds issued  hereunder  shall be dated as of such  date as may be  determined  by the Board of  Directors  of the
Company and designated in the form established for such series.

     SECTION 11. Any bond may have  imprinted  thereon or  included  therein any legend or legends  required in order to comply with any law or with any rules or regulations  made pursuant thereto or with the rules or regulations of any stock exchange or to conform to usage,  and the Board of  Directors  of the Company by resolution  may at any time amend any legend on bonds then  outstanding so as to comply with any such law, rule or regulation, or so as to conform to usage.

     SECTION 12. In all cases in which the privilege of exchanging  bonds exists and is exercised,  the bonds to be exchanged  shall be surrendered at such place or places as shall be  designated  by the Board of  Directors of the Company for the purpose,  with all unmatured  coupons  appertaining  thereto (in the case of coupon bonds) and the Company  shall execute and the Trustee shall  authenticate and deliver in exchange  therefor the bond or bonds which the bondholder  making the exchange shall be entitled to receive. All bonds so surrendered for exchange shall be in bearer form or if registered, accompanied by a written instrument or instruments  of transfer in form  approved by the Company  duly  executed by the registered holder or by his duly authorized  attorney.  All Bonds so surrendered for exchange and the unmatured coupons appertaining thereto shall be canceled by the  Trustee  and upon the request of the Company may be cremated by the Trustee and a certificate  evidencing  the cremation  thereof  delivered to the Company.
Upon every transfer of bonds as permitted by the next  succeeding  Section,  and upon every exchange of bonds, the Company may  make a charge therefor sufficient to reimburse it for any tax or taxes or other governmental charge required to be paid by the Company and in addition may charge a sum not  exceeding  two dollars
($2) for each bond issued upon any such transfer or exchange which shall be paid by the party  requesting  such transfer or exchange as a condition  precedent to the exercise of the privilege of making such  transfer or exchange.  The Company shall not be required to make  transfers or exchanges of bonds of any series for a period of ten (10) days  next  preceding  any  interest  payment  date of said series.

     SECTION  13.  The  Company  shall  keep at such place or places as shall be designated  for the purpose,  books for the  registration  and transfer of bonds issued hereunder,  which, at all reasonable times,  shall be open for inspection by the Trustee;  and upon the presentation for such purpose at any such place or places, the Company will register or cause to be registered therein,  and permit to  be  transferred  thereon,  under  such  reasonable  regulations  as  it  may prescribe, any bonds issued under this Indenture and entitled to registration or transfer  at  such  office.  Upon  the  registration  of any  coupon  bond as to principal,  the fact of such registration  shall be noted on such bond. Upon the transfer of any fully registered bond the Company shall issue in the name of the transferee or transferees a new fully  registered  bond or new fully  registered bonds of the same  series  for a like  principal  amount and the  Trustee  shall authenticate  and deliver the same to him or them. All fully registered bonds so surrendered  for transfer  shall be canceled by the Trustee and upon the request of the Company may be cremated by the Trustee and a certificate  evidencing  the cremation thereof delivered to the Company.

     SECTION  14.  All bonds  issued  hereunder  shall,  from  time to time,  be executed on behalf of the Company by its President or one of its Vice Presidents
and its corporate seal shall be thereunto  affixed and attested by its Secretary or one of its' Assistant Secretaries. The coupons to be attached to coupon bonds shall bear the facsimile signature of the present or any future Treasurer of the
Company. In case any of the officers who shall have signed any bonds or attested the seal thereon or whose  facsimile  signature  appears on any  coupons,  shall cease to be such  officers  of the  Company  before  the bonds so signed  and/or sealed shall have been  actually  authenticated  and delivered by the Trustee or issue by the Company,  such bonds  nevertheless may be authenticated,  delivered and/or issued with the same force and effect as though the person or persons who signed  such bonds or attested  the seal  thereon or whose  facsimile  signature appears on any  coupons  had not ceased to be such  officer or  officers  of the
Company.  Before  authenticating  any coupon  bonds the  Trustee  shall cut off, cancel and cremate all matured  coupon  thereto  attached  (except as  otherwise provided  in  Sections  12 and 16  hereof),  and shall  deliver to the Company a certificate evidencing the cremation thereof.

     SECTION 15. There may be  authenticated  and delivered and issued from time to time in lieu of any definitive bond or bonds under this Indenture one or more temporary typewritten,  printed, lithographed or engraved bonds substantially of the tenor of the  bonds  hereinbefore  described,  with or  without  one or more coupons, and with or without the privilege of registration as to principal only, or as to both principal and interest, and such temporary bond or bonds may be in such  denomination or denominations as the officers of the Company executing the same may determine.  Until a definitive  bond or bonds secured hereby are issued in exchange therefor, each such temporary bond or bonds shall be entitled to the lien  and  benefit  of this  Indenture.  Upon the  exchange  by the  Company  of definitive  coupon bonds or  definitive  fully  registered  bonds for  temporary bonds' (which  exchange the Company shall make on request of, and without charge to, the holder,  when  definitive  bonds are ready for delivery)  such temporary bond or bonds and any unmatured coupons  appertaining  thereto shall be canceled by the  Trustee  and upon the  request of the  Company  may be  cremated  by the
Trustee and a certificate  evidencing  such cremation  delivered to the Company.
When and as  interest  is paid  upon any  unregistered  temporary  bond  without coupons, the fact of such payment shall be noted thereon and interest due on any temporary  bond  which is  represented  by a  coupon  shall  be paid  only  upon presentation  and  surrender of such coupon for  cancellation.  Temporary  bonds without  coupons of any series  shall bear  interest  from the  beginning of the current  interest  period for bonds of such series in which such temporary bonds without  coupons  shall be  authenticated.  The holder of one or more  temporary bonds may  exchange  the same on the  surrender  thereof  in bearer  form or, if registered,  accompanied  by a written  instrument or instruments of transfer in form approved by the Company,  duly executed by the registered  holder or by his duly  authorized  attorney,  with all unmatured  coupons,  if any,  appertaining thereto,  to the  Trustee for  cancellation,  and shall be entitled to receive a temporary bond or bonds' of the same series of like aggregate  principal  amount of such other denominations as the Company may determine to issue in exchange.

     SECTION  16.  Upon  receipt by the  Company  and the  Trustee  of  evidence satisfactory  to  them,  of the  loss,  destruction  or  mutilation  of any bond outstanding  hereunder and the coupons  appertaining  thereto,  and of indemnity satisfactory  to them,  and upon payment,  if the Company shall require it, of a reasonable  charge and upon  reimbursement to the Company and the Trustee of all reasonable expense incident thereto, and upon surrender and cancellation of such bond, if mutilated,  and the coupons  appertaining  thereto, if any, the Company may execute,  and the Trustee may authenticate  and deliver,  a new bond of like tenor and of the same series with corresponding coupons in the appropriate case, in lieu of such lost, destroyed or mutilated bond and coupons, if any.

     Any duplicate  bonds and/or coupons  issued  pursuant to this Section shall constitute  original  additional  contractual  obligations  on the  part  of the
Company, whether or not the lost, destroyed or mutilated bonds or coupons, be at any time found by anyone, and shall be equally secured and entitled to equal and proportionate  benefits with all other bonds and coupons issued hereunder in any moneys  or  property  at any time held by the  Trustee  for the  benefit  of the bondholders.

     SECTION 17. No bond shall be secured  hereby unless there shall be endorsed thereon the certificate of the Trustee,  substantially  in the form  hereinabove recited,  that  it is one of the  bonds  (or  temporary  bonds),  of the  series designated  therein,  herein provided for; and such certificate on any such bond shall be  conclusive  evidence  that such bond has been duly  authenticated  and delivered and when issued will be secured hereby.

     SECTION 18. The Company may provide for effecting  payment of the principal of or  interest  on  bonds  of any  series  at one or  more  places  in  foreign countries,  provided  that such payment  shall be only the stated amount of such principal  and/or  interest in lawful money of the United States of America,  or the equivalent  thereof in the appropriate  local foreign currency at the buying rate at the time of such payment at such place or places for sight drafts on New
York.

     SECTION 19.  Notwithstanding  any of the  provisions  hereinbefore  in this
Article II contained to the contrary,  which said contrary  provisions shall not be applicable to the bonds in this Section described, there shall be a series of bonds designated "3 1/4% Series due 1970" (herein  sometimes  referred to as the
"1970  Series"),  each of which  shall  also bear the  descriptive  title  First
Mortgage Bond, and the form thereof and of the appurtenant coupons,  which shall be  established  by resolution  of the Board of Directors of the Company,  shall contain  suitable  provisions  with respect to the matters  hereinafter  in this
Section specified.  Bonds of the 1970 Series shall be limited to the Thirty- two million dollars ($32,000,000) thereof provided to be issued in Section 22 hereof
(subject to the  provisions of Section 16 hereof),  shall mature on May 1, 1970, and shall be issued as coupon bonds in the denomination of One thousand dollars, registerable as to principal,  and as fully registered bonds in denominations of
One  thousand  dollars  and Five  thousand  dollars  and,  at the  option of the
Company, in any multiple or multiples of Five thousand dollars;  they shall bear interest  at the rate of three and  one-quarter  per  centum (3 1/4%) per annum, payable semi-annually on May 1 and November 1 of each year; and the principal of and  interest  on each said bond shall be payable in lawful  money of the United
States  of  America  at the  office or  agency  of the  Company,  in the City of
Chicago, Illinois. American National Bank and Trust Company of Chicago is hereby designated and appointed the office and agency of the Company for the payment of the  principal of and interest on the bonds of the 1970  Series;  all  reference herein to the office or agency of the Company  for the payment of the  principal of or  interest on the bonds of the 1970  Series  being a reference  to American
National Bank and Trust Company of Chicago.  In the event of the  resignation or inability to act of American National Bank and Trust Company of Chicago,  then a successor paying agent or agents in the City of Chicago,  Illinois, with respect to the  principal  of and  interest  on the bonds of the 1970  Series,  shall be appointed by the Board of Directors of the Company.

     Coupon bonds of the 1970 Series shall be dated as of May 1, 1940, and fully registered  bonds of the 1970  Series  shall be dated as in  Section  10  hereof provided.

     Bonds of the 1970 Series shall be  redeemable  at the option of the Company in whole or in part at any time,  prior to  maturity,  upon at least thirty (30)
days'  published  notice (such  publication  to be made at least once in each of four (4)  successive  calendar  weeks upon any secular day of each such calendar week  which  need  not be the same day in each  week)  at the  principal  amount thereof  and  accrued  interest to such date of  redemption,  together  with the following premiums of the principal amount of the Bonds of the 1970 Series to be redeemed: 7 1/2% to and including April 30, 1941; 7% thereafter to and including
April  30,  1942;  6 1/2 %  thereafter  to and  including  April  30,  1943;  6%
thereafter to and including  April 30, 1944; 5 1/2%  thereafter to and including
April  30,  1945;  5%  thereafter  to and  including  April  30,  1946;  4 1/2%
thereafter to and including April 30, 1947; 4% thereafter to and including April
30,  1948;  and  thereafter  with the same  premiums as would be payable if such redemption  were being made pursuant to the provisions of paragraph B of Section
69 hereof;

or, in case of redemption  pursuant to the  provisions of paragraph B of Section
69 hereof,  at the principal amount thereof and accrued interest to such date of redemption,  together with the following premiums of the principal amount of the
Bonds of the 1970 Series to be redeemed:  4.50% to and including April 30, 1941;
4.41%  thereafter  to and  including  April 30, 1942;  4.31%  thereafter  to and including  April 30, 1943;  4.21%  thereafter to and  including  April 30, 1944;
4.11% thereafter to and including April 30, 1945; 4% thereafter to and including
April  30,  1946;  3.90%  thereafter  to and  including  April 30,  1947;  3.78%
thereafter to and including  April 30, 1948;  3.67%  thereafter to and including
April  30,  1949;  3.55%  thereafter  to and  including  April 30,  1950;  3.43%
thereafter to and including  April 30, 1951;  3.30%  thereafter to and including
April  30,  1952;  3.17%  thereafter  to and  including  April 30,  1953;  3.03%
thereafter to and including  April 30, 1954;  2.89%  thereafter to and including
April  30,  1955;  2.75%  thereafter  to and  including  April 30,  1956;  2.60%
thereafter to and including  April 30, 1957;  2.45%  thereafter to and including
April  30,  1958;  2.30%  thereafter  to and  including  April 30,  1959;  2.13%
thereafter to and including  April 30, 1960;  1.97%  thereafter to and including
April  30,  1961;  1.80%  thereafter  to and  including  April 30,  1962;  1.62%
thereafter to and including  April 30, 1963;  1.44%  thereafter to and including
April  30,  1964;  1.25%  thereafter  to and  including  April 30,  1965;  1.06%
thereafter to and including  April 30, 1966;  0.86%  thereafter to and including
April  30,  1967;  0.66%  thereafter  to and  including  April 30,  1968;  0.45%
thereafter to and including  April 30, 1969;  0.23%  thereafter to and including
April 30, 1970;

or, in case of redemption by the  application of cash deposited with the Trustee pursuant  to Section 20 hereof,  at the  principal  amount  thereof  and accrued interest to such date of redemption, together with the same premiums as would be applicable  if such  redemption  were being made  pursuant to the  provisions of paragraph B of Section 69 hereof.

     At the option of the  holder,  any coupon  bonds of the 1970  Series,  upon surrender thereof with all unmatured coupons  appertaining thereto at the office or agency of the Company in the City of Chicago, Illinois, shall be exchangeable for a like  aggregate  principal  amount of fully  registered  bonds of the same series of authorized denominations.

At the option of the registered  holder,  any fully registered bonds of the 1970
Series,  upon surrender thereof at said office or agency of the Company together with a written  instrument  of  transfer in form  approved  by the Company  duly executed by the registered holder or by his duly authorized  attorney,  shall be exchangeable  for a like aggregate  principal amount of coupon bonds of the same series,  with all unmatured coupons attached,  or for a like aggregate principal amount  of  fully  registered  bonds  of the same  series  of  other  authorized denominations.

     The holder of any  coupon  bond of the 1970  Series may have the  ownership thereof  registered as to principal on the books of the Company at the office or agency of the Company in the City of Chicago,  Illinois,  and such  registration noted on such bond.  After such  registration  no transfer of such bond shall be valid unless made at said office or agency by the registered holder in person or by his duly  authorized  attorney and similarly noted on such bond; but the same may be  discharged  from  registration  by being in like manner  transferred  to bearer and thereupon  transferability  by delivery  shall be restored;  but such bond may  again  from time to time be  registered  or  transferred  to bearer in accordance  with the above  procedure.  Such  registration,  however,  shall not affect the  negotiability  of the coupons  appertaining to such bonds, but every such coupon  shall  continue  to be  transferable  by delivery  merely and shall remain payable to bearer.  Fully  registered bonds of the 1970 Series shall also be  transferable  on the books of the  Company  at said  office or agency of the
Company by the registered  holder  thereof,  in person or by his duly authorized attorney, upon surrender for cancellation thereof.

     SECTION 20. The Company  covenants that, so long as any of the bonds of the
1970 Series issued under this Indenture shall remain outstanding, it will, on or before  the first day of  December  of each year  beginning  with the year 1949, deliver to the Trustee for the benefit of the holders or the  registered  owners of bonds of the 1970 Series:

     An  amount in cash  and/or  principal  amount  of bonds of the 1970  Series equivalent to one per centum (1%) of the greatest  principal  amount of bonds of the 1970 Series theretofore at any one time outstanding.

     Such  cash  together  with any bonds  delivered  to the  Trustee  under the provisions of this Section shall be dealt with a's provided for by this Section.

     All  cash  deposited  by the  Company  with  the  Trustee  pursuant  to the provisions of this Section shall be applied by the Trustee from time to time and as rapidly as may be  practicable  to the  purchase  of bonds of the 1970 Series then  outstanding,  at public or private sale at the lowest prices at which such bonds can be obtained, not exceeding, however, the then redemption price, or, if the Company  shall so request,  the Trustee shall apply any cash then held by it under this Section to the  redemption of bonds of the 1970 Series as soon as may be  practicable  after such request.  In case the balance of such cash remaining with the Trustee on the  twentieth day of March of any year  beginning  with the year 1950 shall  aggregate  $25,000 or more, the Trustee shall apply the same to the redemption of bonds of the 1970 Series on the next  succeeding  first day of
May,  such  redemption to be in the manner  provided in Article XII hereof.  The
Company  shall have the right to tender  bonds of the 1970 Series for sale by it to the Trustee under the provisions of this Section.

     The Company shall pay to the Trustee,  on demand, the amount of accrued and unpaid interest, and premiums paid, if any, upon all bonds purchased or redeemed pursuant to this Section.

     Any bonds  deposited,  purchased or redeemed  pursuant to the provisions of this Section,  shall forthwith be canceled by the Trustee,  and upon the request of the  Company,  the  Trustee may cremate the same and deliver to the Company a certificate of such cremation.

                                  ARTICLE III.

               GENERAL PROVISIONS AS TO CERTIFICATES AND OPINIONS.

     SECTION 21. Each  certificate or opinion with respect to compliance  with a condition  or  covenant  provided  for in this  Indenture  shall  include  (a) a statement  that the person  making  such  certificate  or opinion  has read such covenant or condition,  (b) a brief  statement as to the nature and scope of the examination or investigation  upon which the statements or opinions contained in such  certificate or opinion are based,  (c) a statement that, in the opinion of such person,  he has made such  examination or  investigation as is necessary to enable him to express an informed  opinion as to whether or not such covenant or condition  has been complied  with,  and (d) a statement as to whether or not in the opinion of such person such condition or covenant has been complied with.

     In  addition to such other  certificates  or opinions as may be required by other provisions of this Indenture or any indenture  supplemental  hereto, every request  or  application  by the  Company  for  action by the  Trustee  shall be accompanied  by an opinion of counsel and a  certificate  of the  President or a
Vice-President or the Treasurer or an Assistant Treasurer of the Company, or any
two of them, each such opinion of counsel and  certificate  stating that, in the signers' opinion, the  conditions precedent, if any, to such action provided for in this Indenture (including any covenants,  compliance with which constitutes a condition  precedent)  will,  on the  delivery to the Trustee of such opinion of counsel, resolutions, certificates and other documents, if any, annexed thereto, have been complied with.

     Any  certificate  or opinion of an officer or officers of the Company or of an  engineer  may be based,  in so far as it  relates to legal  matters,  upon a certificate or opinion of, or representations by, counsel,  and, in so far as it relates to  compliance  by the Company  with the net  earnings  requirements  of
Sections  7  and  29  or  with  the  provisions  of  Sections  41  and  47 or to computations  of costs,  upon the books and  records  of the  Company  or upon a certificate or opinion of, or  representations  by, an accountant or accountants or the Treasurer or an Assistant  Treasurer or the  Comptroller  or an Assistant
Comptroller  of the Company,  unless such officer or officers or engineer  knows that the books and  records  of the  Company  or the  certificate  or opinion or representations  with  respect  to the  matters  upon which his  certificate  or opinion  may be  based  as  aforesaid  are  erroneous  or,  in the  exercise  of reasonable  care,  should  have  known  that the same were  erroneous.  Any such certificate  or  opinion  of  counsel  may be based,  in so far as it relates to factual  matters,  information with respect to which is in the possession of the
Company,  upon a certificate or opinion of, or representations by, an officer or officers  of the  Company,  and,  in so far as it relates to  compliance  by the
Company  with said net  earnings  requirements  or with the  provisions  of said
Sections 41 and 47 or to  computations  of costs,  upon a certificate or opinion of, or  representations  by, an accountant or accountants or the Treasurer or an
Assistant  Treasurer  or the  Comptroller  or an  Assistant  Comptroller  of the
Company,   unless  such  counsel  knows  that  the  certificate  or  opinion  or representations  with  respect  to the  matters  upon which his  certificate  or opinion  may be  based  as  aforesaid  are  erroneous  or,  in the  exercise  of reasonable care, should have known that the same were erroneous.

                                   ARTICLE IV.

                             INITIAL ISSUE OF BONDS.

     SECTION 22. Bonds of the 1970 Series for the aggregate  principal amount of
Thirty-two  million  Dollars  ($32,000,000)  shall  forthwith be executed by the
Company and delivered to the Trustee and shall be  authenticated  by the Trustee and delivered (whether before or after the filing or recording hereof) from time to time, in accordance  with the order or orders of the Company,  evidenced by a writing or writings  signed by the Company by its  President or one of its Vice-
Presidents and its Treasurer or one of its Assistant Treasurers.

     SECTION 23. Additional bonds of any one or more series, other than the 1970
Series, for an aggregate principal amount of not exceeding Five hundred thousand
Dollars  ($500,000)  may be  executed  from  time  to time  by the  Company  and delivered to the Trustee and shall be authenticated by the Trustee and delivered
(whether before or after the filing or recording  hereof) from time to time upon receipt by the Trustee of a resolution  such as is described in subdivision  (1)
of Section 30 hereof,  accompanied  by a Treasurer's  certificate,  net earnings certificate, opinion of counsel and supplemental indenture such as are described in  subdivisions  (2),  (3),  (4) and (6),  respectively,  of Section 32 hereof, together with the officially  authenticated  certificates or other documents, if any,  specified in such opinion of counsel;  such Treasurer's  certificate shall also state that the right to the  authentication  and delivery of the bonds then applied for under this Section has not previously been waived as the basis under any of the provisions of this Indenture for the  authentication  and delivery of bonds or the  withdrawal  of cash or the  release of  property or the basis of a credit under the provisions of subdivision (e) of Section 41 hereof.

                                   ARTICLE V.

                    GENERAL PROVISIONS AS TO ISSUE OF BONDS.

     SECTION 24. The aggregate principal amount of bonds which may be secured by this Indenture shall be such aggregate  principal amount as may now or hereafter from time to time be authenticated and delivered under the provisions hereof.

     Nothing in this Indenture  contained  shall limit the power of the Board of
Directors of the Company to fix the price at which the bonds  authenticated  and delivered  under  any  of the  provisions  of  this  Indenture  may  be  issued, exchanged,  sold or disposed  of, but in so far as permitted by law (and subject to the valid regulation of any public authority) any or all of said bonds may be
issued,   exchanged,   sold  or  disposed  of  upon  such  terms  and  for  such
considerations as the Board of Directors of the Company may deem fit.

                                   ARTICLE VI.

             ISSUANCE OF BONDS UPON THE BASIS OF PROPERTY ADDITIONS.

     SECTION 25.  Bonds in addition to those  provided  for in Article IV hereof and of any one or more series, other than the 1970 Series, may from time to time be  executed  by  the  Company  and  delivered  to the  Trustee,  and  shall  be authenticated  by the Trustee and delivered from time to time in accordance with the order or orders of the Company, evidenced by a writing or writings signed by the Company by its President or one of its  Vice-Presidents and its Treasurer or
one of its  Assistant Treasurers, upon the basis of property additions, but only in accordance with and subject to the conditions, provisions and limitations set forth in the next succeeding  five Sections of this Indenture,  numbered from 26 to 30, both inclusive.

     SECTION 26. No bonds shall be authenticated and delivered at any time under the provisions of this Article VI upon the basis of funded property.

     SECTION 27.  Bonds of any one or more  series,  other than the 1970 Series, shall be  authenticated  and delivered  under the  provisions of this Article VI upon the basis of  property  additions  for a  principal  amount  not  exceeding seventy per centum (70%) of the balance of the cost or of the fair value thereof to the Company (whichever is less) after making any deductions and any additions required by subdivision (II) of Section 4 hereof.  The cost of any such property additions (except as otherwise  provided in the next succeeding  sentence) shall be deemed to be the sum of (1) any cash forming a part of such cost,  which, for all purposes of this Indenture, shall include amounts payable in cash, liability for which has actually been incurred by the Company, (2) an amount equivalent to the fair market  value in cash (as of the date of  delivery)  of any  securities delivered  in  payment  therefor  or for  the  acquisition  thereof  and (3) the principal  amount of any outstanding  prior lien bonds secured by lien upon such property  additions  at the  time of their  acquisition  unless  the  engineer's certificate  hereinafter  in subdivision  (3) of Section 30 hereof  provided for shall state that the principal  amount of such prior lien bonds has  theretofore been included in cost when other  property  additions  subject to the same prior liens  shall  have  been  made the basis  under  any of the  provisions  of this
Indenture for the authentication and delivery of bonds or the withdrawal of cash or the release of property or a credit under the provisions of  subdivision  (c)
of Section 41 hereof.  The cost of any such property additions received or to be received by the Company,  in whole or in part, as  consideration in exchange for property  released or to be released shall be determined in the manner  provided in  paragraph  A of Section 66  hereof.  The amount of the cost of any  property additions  and the then fair value  thereof to the  Company  and the fair market value in cash of any securities so delivered in payment  therefor and the amount of any deductions and any additions  required to be made by subdivision  (II) of
Section 4 hereof shall be determined  for the purposes of this Article VI by the appropriate certificates provided for in Section 30 hereof.

     SECTION  28.  No bonds  shall be  authenticated  and  delivered  under  the provisions  of this  Article VI nor funded cash  withdrawn  nor funded  property released  under any of the provisions of this Indenture nor a credit taken under the  provisions of subdivision  (c) of Section 41 hereof,  upon the basis of any property additions subject to any prior lien unless, previous to or concurrently with the making of the application for the authentication and delivery of bonds, the withdrawal of funded cash, the release of funded property, or a credit under the provisions of subdivision  (c) of Section 41 hereof,  cash and/or prior lien bonds have been or are  deposited  with the trustee or other holder of the prior lien securing such prior lien bonds and/or with the Trustee, in such manner that immediately  after such deposit and the granting of such  application  all prior lien bonds  secured by such prior  lien  outstanding  immediately  prior to such deposit and the granting of such application will cease to be outstanding  under the provisions of Section 6 hereof. Prior lien bonds so delivered to the trustee or other  holder of the prior lien  securing the same shall be  surrendered  for cancellation,  and prior lien bonds so deposited  with the Trustee shall be held under the provisions of Article XI hereof.

     SECTION 29. No bonds shall be authenticated and delivered upon the basis of property  additions  unless,  as shown by a net  earnings  certificate,  the net earnings  of the Company for the period  referred to in such  certificate  shall have been in the  aggregate at least  equivalent  to two and one-half  times the annual interest requirements as shown by such net earnings certificate.

     SECTION  30.  No  application  by  the  Company  to  the  Trustee  for  the authentication  and  delivery  of bonds  hereunder  upon the  basis of  property additions  shall be  granted  by the  Trustee,  until  the  Trustee  shall  have received:

          (1) a resolution  requesting the Trustee to  authenticate  and deliver bonds,  (a) specifying the principal amount of bonds called for, the series thereof  (other than the 1970  Series) and any other  matters  with respect thereto  required  by this  Indenture,  and (b)  specifying  the officer or officers of the Company to whom,  or upon whose written  order,  such bonds shall be delivered;

          (2) a  Treasurer's  certificate  made and dated as of the date of such application stating that the Company is not to the knowledge of the signers in default under any of the provisions of this Indenture;

          (3) an engineer's certificate made and dated not more than ninety (90)
     days  prior  to the  date  of such  application,  describing  the  property additions made the basis of the application in reasonable  detail;  stating that they are property additions as defined in Section 4 hereof,  that such property  additions  are  desirable  for use in the  proper  conduct of the
     Company's business, and that such property additions,  to the extent of the cost or fair value  thereof  to the  Company  (whichever  is less) made the basis of the  application,  do not  consist  of funded  property;  stating, except  as to  property  additions  acquired,  made or  constructed  wholly through the delivery of securities,  that the amount of cash forming all or part of the cost  thereof  was equal to or more than an amount to be stated
     therein;   briefly  describing  with  respect  to  any  property  additions acquired,  made or  constructed in whole or in part through the delivery of securities,  the  securities  so  delivered  and  stating  the date of such delivery;  stating,  as to property additions received or to be received by the Company, in whole or in part, as consideration in exchange for property released  or to be  released,  the  cost  as  determined  pursuant  to  the provisions  of  paragraph A of Section 66;  stating,  except as to property additions  in respect to the fair value to the Company of which a statement is to be made in an independent  engineer's  certificate as provided for in subdivision (4) of this Section, that the fair value to the Company of such property  additions at the date of such engineer's  certificate is equal to or more than an amount therein to be stated;  stating the amounts  required to be  deducted  and added  under the  provisions  of  subdivision  (II) of
     Section 4 hereof;  specifying the nature and extent of any prior liens (and the principal  amount of all outstanding  prior lien bonds secured thereby)
     existing  upon any of such  property  additions  and  whether  or not other property  additions  subject to the same prior liens have  theretofore been made the  basis  under  any of the  provisions  of this  Indenture  for the authentication  and  delivery  of  bonds or the  withdrawal  of cash or the release  of  property  or the  basis of a credit  under the  provisions  of subdivision  (c) of Section 41 hereof,  specifying the principal  amount of such prior lien bonds and/or cash deposited or to be deposited concurrently with the  Trustee  or with the  trustee  or other  holder of any prior lien securing  such prior lien bonds in compliance  with Section 28 hereof;  and also stating (a) what part,  if any, of such  property  additions  includes property which has been used or operated in the public utility  business by others  than  the  Company  within  six  months  prior  to the  date of the acquisition  thereof by the Company and (b) the fair value of the  property referred to in the foregoing  clause (a) if, and only if, in the opinion of the signers  such fair value is less than the greater of the two  following amounts:  (i) Twenty-five  thousand Dollars ($25,000);  (ii) one per centum
     (1%) of the  aggregate  principal  amount of bonds at the time  outstanding hereunder. If any such property additions have been used or operated in the public  utility  business  by others than the  Company,  the amount of cash stated to be all or any part of the cost  thereof may include the amount of cash  forming  all or any part of the  cost of any  rights  and  intangible property  simultaneously  acquired  with the same for which no  separate or distinct  consideration  shall have been paid or  apportioned,  and in such case the term property  additions as defined herein may include such rights and intangible  property;  provided,  however,  in the determination of the fair value of any such  property  additions,  consideration  shall be given only to the value to the Company of such  property  additions  exclusive of the value of any such rights and intangible property;

          (4) in  case  any  property  additions  are  shown  by the  engineer's certificate provided for in subdivision (3) above to include property which has been used or operated in the public utility business by others than the
     Company within six months prior to the date of the  acquisition  thereof by the Company and such engineer's certificate does not show the fair value of such  property  to the  Company  to be less  than  the  greater  of the two following amounts: (i) Twenty-five thousand Dollars ($25,000); (ii) one per centum  (1%) of the  aggregate  principal  amount  of the bonds at the time outstanding  hereunder,  a further and independent  engineer's  certificate stating as to such property  additions  which have been so used or operated and (at the  option  of the  Company)  as to any other  property  additions included in the engineer's  certificate  provided for in subdivision (3) of this Section,  that the aggregate  fair value thereof to the Company at the date of the engineer's  certificate  provided for in subdivision (3) above, in the opinion of the signer,  is an amount to be stated therein,  together with the signer's  report thereon which shall contain a brief  statement of the conditions governing the signer's  determination of such fair value and a brief  statement of the  condition,  serviceability  and location of such property additions; in case the independent engineer's certificate provided
     for  by  this   subdivision   (4)  is  delivered  in  connection  with  the
     authentication and delivery of bonds hereunder, such independent engineer's certificate shall also state the fair value (which may be the fair value as of the date that the property was  previously  certified to the Trustee) to the  Company of any  property  which (a) has been used or  operated  in the public utility  business by others than the Company within six months prior to the date of the  acquisition  thereof by the  Company,  and (b) has been subjected to the lien of this Indenture since the  commencement of the then current calendar year as the basis for the  authentication  and delivery of bonds,  the  withdrawal of cash or the release of property  pursuant to the provisions of this  Indenture and (c) as to which a certificate  or opinion of an  independent  engineer  has  not  previously  been  furnished  to the
     Trustee.

          (5) in  case  any  property  additions  are  shown  by the  engineer's certificate  provided for in  subdivision  (3) above to have been acquired, made or constructed in whole or in part through the delivery of securities, a written  appraisal  of an appraiser or other  competent  person,  firm or corporation  to he selected  by the  Trustee  and  approved by the Board of
     Directors  of the  Company,  stating in the  opinion of the signer the fair market value in cash of such securities at the time of delivery  thereof in payment for or for the acquisition of such property additions.  If any such property  additions are shown by such  engineer's  certificate  to  include property which has been used or operated in the public utility  business by others than the Company,  the appraised  value of the securities  stated to have been delivered in payment therefor or for the acquisition  thereof may include the value of any portion of the securities delivered for any rights and intangible property simultaneously acquired with the same, for which no separate or distinct consideration shall have been paid or apportioned, and in such case the term property additions as defined herein may include such rights and intangible property;

          (6) a net earnings certificate showing the net earnings of the Company to be as required by Section 29 hereof;

          (7) An opinion of counsel  stating the signer's  opinion to the effect
     (a)  that  the  Company  has,  or  upon  delivery  of  the  instruments  of conveyance, transfer or assignment, if any, specified in such opinion, will have  good  title  to  the  property  additions  made  the  basis  of  such application, free and clear of any lien or encumbrance prior to the lien of this  Indenture,  except prior liens  securing  prior lien bonds which have ceased to be  outstanding  under the  provisions  of  Section 6 hereof  and excepted  encumbrances;  and/or  (b) if  such  property  additions  include easements  or rights of way over  private  property  used for  transmission line,  distribution  line or other right of way purposes,  that the Company has good title to such  rights of way or  easements,  free and clear of any lien or encumbrance prior to the lien of this Indenture, except prior liens securing  prior lien bonds  which have ceased to be  outstanding  under the provisions  of Section 6 hereof  and  excepted  encumbrances,  and that the
     Company has power under eminent  domain or similar  statutes to protect its uninterrupted  enjoyment  of such  easements  or rights of way  against any claim held or asserted  under any lien or other  encumbrance  upon the real estate with  respect to which such  easements  or rights of way are held by the Company;  and/or (c) if such  property  additions  include any property additions  located,  under  the  terms  of a law or a permit  or  franchise granted by a governmental body, on property not owned by the Company,  that such  law,  permit or  franchise  is  adequate  for the  operation  of such property  additions  by the  Company  for the  period,  if  any,  specified therein,  and that the terms of such law or of such permit or  franchise or the law under  which such  permit or  franchise  is held do not contain any provisions  giving  to any  party  authority  or  right to take  over  such property additions without the payment of fair consideration  therefor; and
     (d) that this  Indenture  is, or upon the  delivery of the  instruments  of conveyance, transfer or assignment, if any, specified in such opinion, will be a lien upon all the right,  title and  interest of the Company in and to all property  additions made the basis of such application,  free and clear of any lien or  encumbrance  prior to the  lien of this  Indenture,  except prior liens  securing  prior lien bonds which have ceased to be outstanding under the  provisions  of Section 6 hereof and excepted  encumbrances;  (e)
     that  since the date of this  Indenture  no lien  prior to the lien of this
     Indenture has attached to and remains unsatisfied upon any of the mortgaged and pledged property except excepted encumbrances and except liens existing upon any of the  mortgaged  and  pledged  property  at the  date it  became mortgaged and pledged property;  (f) that in the signer's opinion the issue of the bonds,  the  authentication  and delivery of which are being applied for has been duly authorized by the Company and by any and all governmental authorities  the consent of which is  requisite  to the legal issue of such bonds,  specifying  any  officially  authenticated  certificates  or  other documents, by which such consent is or may be evidenced, or that no consent of any governmental  authorities is requisite; (g) that the general nature, extent  and amount of prior  liens,  and the  principal  amount of the then outstanding  prior lien bonds  secured  thereby,  if any,  mentioned in the accompanying  engineer's  certificate,  are correctly stated;  (h) that the
     Company  has  corporate   authority  and  all  necessary   permission  from
     governmental  authorities  to own and operate  the  property  additions  in respect of which such  application is made;  and (i) that the  supplemental indenture  specified in subdivision  (10) below is in proper form to comply with the requirements of said subdivision (10);

          (8) the  instruments of conveyance,  assignment and transfer,  if any, and the officially  authenticated  certificates or other documents, if any, specified in the opinion of counsel provided for in subdivision (7) above;

          (9) the prior lien bonds and/or the cash, if any, to he deposited with the Trustee in  accordance  with the  provisions  of Section 28 hereof,  as specified in the engineer's  certificate  provided for in  subdivision  (3)
     above; and

          (10) an indenture supplemental hereto, with evidence that counterparts thereof  have been filed and  spread of record in each  county in which the mortgaged and pledged property, or any part thereof, is situated (including property  additions  shown by the  engineer's  certificate  provided for in subdivision  (3)  above),  which  supplemental  indenture  shall  contain a statement of the principal amount, the date, the maturity and a description of the series of the bonds (other than the 1970 Series) to be authenticated and delivered hereunder upon said application.

                                  ARTICLE VII.

              ISSUANCE OF BONDS UPON RETIREMENT OF BONDS PREVIOUSLY
                             OUTSTANDING HEREUNDER.

     SECTION  31. The  Trustee  shall from time to time upon the  request of the
Company  authenticate  and deliver bonds hereunder (other than bonds of the 1970
Series)  of a  principal  amount  equal to the  principal  amount  of any  bonds theretofore  authenticated  and delivered  under this  Indenture that shall have been paid,  retired,  redeemed  or canceled  or  surrendered  to the Trustee for cancellation  or for the purchase,  payment or redemption of which moneys in the necessary  amount  shall have been  deposited  with or shall then be held by the
Trustee,  with  irrevocable  direction so to apply the same,  but only after the
Trustee shall have received:

          (1) a resolution such as is described in subdivision (1) of Section 30 hereof;

          (2) a Treasurer's  certificate  stating (a) that the Company is not to the knowledge of the signers in default under any of the provisions of this
     Indenture; and (b) that bonds theretofore authenticated and delivered under this  Indenture of a specified  principal  amount and series (not less than the principal amount of bonds for which such request for authentication and delivery is made under this Section) have been paid,  retired,  redeemed or canceled or concurrently with the  authentication and delivery of the bonds requested will be surrendered  to the Trustee for  cancellation  (otherwise than upon  exchanges  or  transfers  of bonds)  and/or  that  moneys in the necessary  amount  for the  purchase,  retirement,  payment  or  redemption thereof are then held by or will be deposited (with  irrevocable  direction so to apply the same) with the Trustee  prior to or  concurrently  with the authentication and delivery of the bonds so requested,  and further stating that no part of such principal  amount of bonds has been  theretofore  made the basis under any provision of this Indenture for the  authentication and delivery  of bonds  or the  basis of the  right to the  authentication  and delivery  of bonds  which  right  has been  waived or the basis of a credit under  subdivision  (d) of Section 41 or deposited  under the provisions of
     Section 20 hereof  and that none of such  bonds has been  paid,  purchased, redeemed  or  otherwise  retired  by the use of funded  cash,  and  further stating the aggregate principal amount of all such bonds cancelled or so to be surrendered for  cancellation  that have not theretofore  been issued by the Company and the interest rate borne by each thereof not so issued;

          (3) an opinion of counsel  stating the signer's  opinion to the effect
     (a) that since the date of this Indenture no lien prior to the lien of this
     Indenture has attached to and remains unsatisfied upon any of the mortgaged and pledged property except excepted encumbrances and except liens existing upon any of the  mortgaged  and  pledged  property  at the  date it  became mortgaged  and  pledged  property;  (b) that the  issue of the  bonds,  the authentication  and  delivery  of which  are  requested  in the  resolution provided  for  under  subdivision  (1)  of  this  Section,  has  been  duly authorized by the Company and by any and all governmental authorities,  the consent of which is requisite to the legal issue of such bonds,  specifying any officially authenticated  certificates or other documents by which such consent is or may be  evidenced,  or that no  consent  of any  governmental authorities is requisite; and (c) that the supplemental indenture specified in subdivision (5) below is in proper form to comply with the  requirements of subdivision (10) of Section 30 hereof;

          (4) the officially authenticated certificates,  or other documents, if any, specified in the opinion of counsel provided for in subdivision (3) of this Section; and

          (5) an  indenture  supplemental  hereto,  together  with  evidence  of recordation, such as is described in subdivision (10) of Section 30 hereof.

     In case a net earnings certificate, subsequent to such payment, retirement, redemption,  cancellation  or surrender for  cancellation  of such bonds or such deposit of money,  shall have been  delivered  to the  Trustee  pursuant to  any provision of this Indenture,  in which the annual interest  requirements on such bonds shall not have been  included,  or in case the interest  rate borne by any bonds  theretofore  authenticated  by the  Trustee but not issued by the Company
(which are being so canceled or surrendered  for  cancellation)  shall have been shown by the Treasurer's  certificate  provided for in  subdivision  (2) of this
Section  to be  less  than  the  interest  rate to be  borne  by the  bonds  the authentication  and delivery of which are applied  for,  the Trustee  shall also receive a net earnings  certificate,  showing the net earnings of the Company to be as required by Section 29 hereof.  Bonds issued merely by way of pledge shall not be deemed to have been issued for the purposes of this Section.

     Any and all coupon bonds delivered to the Trustee  pursuant to this Article shall have attached thereto all unmatured coupons appertaining thereto.

                                  ARTICLE VIII.

              ISSUANCE OF BONDS UPON DEPOSIT OF CASH WITH TRUSTEE.

     SECTION  32. The  Trustee  shall from time to time upon the  request of the
Company  authenticate  and deliver  bonds  (other than bonds of the 1970 Series)
upon  deposit  with the  Trustee by the  Company of cash equal to the  aggregate principal amount of the bonds so requested to be authenticated and delivered but only after the Trustee shall have received:

          (1) a resolution such as is described in subdivision (1) of Section 30 hereof;

          (2) a Treasurer's  certificate  stating that the Company is not to the knowledge  of the signers in default  under any of the  provisions  of this
     Indenture;

          (3) a net earnings certificate showing the net earnings of the Company to be as required by Section 29 hereof;

          (4) an  opinion  of  counsel  to the effect (a) that since the date of this  Indenture no lien prior to the lien of this Indenture has attached to and remains  unsatisfied  upon any of the  mortgaged  and pledged  property except  excepted  encumbrances  and except liens  existing  upon any of the mortgaged and pledged  property at the date it became mortgaged and pledged property;  (b) that the issue of the bonds, the authentication and delivery of which are requested in such resolution,  has been duly authorized by the
     Company and by any and all governmental authorities the consent of which is requisite  to the legal  issue of such  bonds,  specifying  any  officially authenticated  certificates or other documents, by which such consent is or may be evidenced,  or that no consent of any  governmental  authorities  is requisite and (c) that the supplemental  indenture specified in subdivision
     (6) below is in proper form to comply with the  requirements of subdivision
     (10) of Section 30 hereof;

          (5) the officially authenticated certificates,  or other documents, if any, specified in the opinion of counsel provided for in subdivision (4) of this Section; and

          (6) an  indenture  supplemental  hereto,  together  with  evidence  of recordation, such as is described in subdivision (10) of Section 30 hereof.

     SECTION 33. All cash deposited with the Trustee under the provisions of the next  preceding  Section  hereof  shall be held by the  Trustee as a part of the mortgaged and pledged  property,  but whenever,  within three (3) years from the date of deposit of such cash with the Trustee, the Company shall become entitled to the  authentication and delivery of bonds under any of the provisions of this
Indenture  (other  than  those  contained  in the next  preceding  Section)  the
Trustee, upon the application of the Company, evidenced by a resolution and upon compliance by the Company with all the provisions of this  Indenture  (except as hereinafter  in this  Section  provided),  with which it would have to comply to obtain such  authentication and delivery,  shall pay over to the Company or upon its order, in lieu of each bond or fraction  thereof to the  authentication  and delivery of which the Company shall then be so entitled,  a sum in cash equal to the principal amount of each such bond or fraction thereof;  provided,  however, that for the purpose of  withdrawing  cash  pursuant to the  provisions  of this
Section,  it shall in no case be  necessary  for the  Company  to deliver to the
Trustee any  resolution or document such as are described in  subdivisions  (1),
(6) and (10) of Section 30 hereof, or such parts of the opinion as are described in clause (e) of subdivision (7) of said Section 30 or such parts of the opinion described  in  subdivision  (7) of  said  Section  30 as  relate  solely  to the authorization  of the issuance of bonds by  governmental  authorities and by the
Company  or to the  supplemental  indenture  described  in  subdivision  (10) of
Section 30, or to comply with the provisions of Section 29 hereof.

     SECTION 34. If, at any time within three (3) years from the date of deposit thereof with the Trustee,  the Company shall so direct,  any cash deposited with the Trustee under the  provisions of Section 32 hereof may be used or applied to the purchase or redemption of bonds in the manner and subject to the  conditions provided in subdivisions (2) and (3) of Section 68 hereof.

     Any cash  deposited  with the Trustee  under the  provisions  of Section 32 hereof, which shall not have been paid out pursuant to Section 33 hereof or used or applied pursuant to the foregoing  provisions of this Section 34 within three
(3) years from the date of deposit  thereof with the  Trustee,  shall be used or applied by the  Trustee  (unless  the  Company  is in default in the  payment of interest on any bonds then outstanding hereunder or one or more of the completed defaults  specified in Section 72 hereof shall have occurred and be continuing), as promptly as the Trustee shall deem  reasonable or desirable,  to the purchase or redemption  of bonds in the manner  provided in  subdivisions  (2) and (3) of
Section 68 hereof,  except that (a) the Trustee,  in its sole discretion,  shall determine  whether  and at what  time or  times  bonds  shall  be  purchased  or redeemed,  (b) the request by the Company  referred to in said  subdivisions (2)
and (3) shall not be  required,  and (c) if more than one series of bonds issued hereunder shall at the time be outstanding, the Trustee, in its sole discretion, shall  determine  the  amount  of such cash  which  shall be so  applied  to the purchase or  redemption  of the bonds of each such  series.  The Company  hereby authorizes  the Trustee on its behalf to give notice of  intention to redeem any bonds which are to be  redeemed  pursuant to the  foregoing  provisions,  in the manner provided by Section 59 hereof.

     The Company shall pay to the Trustee,  on demand, the amount of accrued and unpaid interest, and premiums paid, if any, upon all bonds purchased or redeemed pursuant to this Section.

                                   ARTICLE IX.

                      PARTICULAR COVENANTS OF THE COMPANY.

     The Company hereby covenants as follows:

     SECTION 35. That it is lawfully  possessed of all the  aforesaid  mortgaged and  pledged  property;  that it will  maintain  and  preserve  the lien of this
Indenture so long as any of the bonds issued hereunder are outstanding; and that it has good right and lawful  authority to mortgage and pledge the mortgaged and pledged  property,  as provided in and by this  Indenture and that the mortgaged and  pledged  property is free and clear of any deed of trust,  mortgage,  lien, charge  or  encumbrance  thereon or  affecting  the title  thereto prior to this
Indenture other than as set forth in the granting  clauses hereof and other than excepted encumbrances.

     SECTION  36.  That it will duly and  punctually  pay the  principal  of and interest, and premium, if any, on all the bonds outstanding hereunder, according to the terms thereof.  As the coupons  appertaining  to said bonds are paid they shall be canceled.

     SECTION 37.  That it will keep an office or agency,  while any of the bonds issued hereunder are  outstanding,  at any and all places at which the principal of  or  interest  on  any  of  said  bonds  shall  be  payable,  where  notices, presentations  and  demands  to or upon the  Company in respect of such bonds or coupons as may be payable at such places or in respect of this  Indenture may be given or  made,  and for the  payment  of the  principal  thereof  and  interest thereon.  The Company will from time to time give the Trustee  written notice of the  location of such office or offices or agency or  agencies,  and in case the
Company  shall fail to maintain  such office or offices or agency or agencies or to give the Trustee  written  notice of the location  thereof,  any such notice, presentation  or demand in respect of said bonds or coupons or of this Indenture may be given or made,  unless other  provision is expressly  made herein,  to or upon the Trustee at its principal office in the City of Chicago,  Illinois,  and the Company hereby  authorizes  such  presentation  and demand to be made to and such  notice to be  served on the  Trustee  in  either  of such  events  and the principal  of and  interest on said bonds shall in such event be payable at said office of the Trustee.

     SECTION 38. (a) That,  if the Company  shall  appoint a paying  agent other than the Trustee,  it will cause such paying agent to execute and deliver to the
Trustee an  instrument  in which such paying agent shall agree with the Trustee, subject to the provisions of this Section, (1) that such paying agent shall hold in trust for the benefit of the bondholders or the Trustee all sums held by such paying  agent for the payment of the  principal  of or interest on the bonds and premium, if any; and (2) that such paying agent shall give the Trustee notice of any default by the Company in the making of any deposit  with it for the payment of the  principal  of or interest on the bonds and  premium,  if any, and of any default by the  Company in the making of any such  payment.  Such  paying  agent shall not be obligated  to  segregate  such sums from other funds of such paying agent except to the extent required by law.

     (b) That if the Company acts as its own paying agent it will,  on or before each due date of each instalment of principal or interest on the bonds set aside and  segregate  and hold in trust  for the  benefit  of the  bondholders  or the
Trustee a sum  sufficient  to pay such  principal or interest so becoming due on the bonds and premium,  if any, and will notify the Trustee of such action or of any failure to take such action.

     (c) Anything in this Section to the contrary  notwithstanding,  the Company may at any time, for the purpose of obtaining a release or  satisfaction of this
Indenture,  or for any other reason,  pay or cause to be paid to the Trustee all sums held in trust by it or any paying agent as required by this  Section,  such sums to be held by the Trustee upon the trusts herein contained.

     (d) Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust, as provided in this Section, is subject to the provisions of Section 130 hereof.

     SECTION 39. That it will pay all taxes and  assessments  lawfully levied or assessed upon the mortgaged  and pledged  property,  or upon any part thereof or upon any income  therefrom or upon the interest of the Trustee in the  mortgaged and pledged  property  before the same shall  become  delinquent,  and will duly observe  and conform to all valid  requirements  of any  governmental  authority relative to any of the mortgaged and pledged property, and all covenants,  terms and conditions upon or under which any of the mortgaged and pledged  property is held;  that it will  not  suffer  any  lien to be  hereafter  created  upon  the mortgaged and pledged  property,  or any part thereof,  or the income therefrom, prior to the lien of these presents,  other than excepted encumbrances,  and, in the  case  of  property  hereafter  acquired,  vendors'  liens,  purchase  money mortgages and any lien thereon at the time of the acquisition  thereof, and that within four months after the accruing of any lawful claims or demands for labor, materials,  supplies  or other  objects,  which if unpaid  might by law be given precedence  over the lien of this  Indenture as a lien or charge upon any of the mortgaged and pledged property or the income thereof, it will pay or cause to be discharged  or make  adequate  provision  to  satisfy  and  discharge  the same;
provided,  however,  that nothing in this Section  contained  shall  require the
Company to observe or conform to any requirement of governmental authority or to cause to be paid or  discharged,  or to make  provision  for,  any such  lien or charge, or to pay any such tax, assessment or governmental charge so long as the validity  thereof  shall be contested  in good  faith and by  appropriate  legal proceedings;  and  provided  that such  security  for the  payment of such lien, charge or tax  shall be given as the  Trustee  may  require;  and that,  save as aforesaid,  it will not suffer any matter or thing whereby the lien hereof might or could be impaired.

     SECTION  40.  That it will  keep all the  mortgaged  and  pledged  property insured against fire to the extent that property of similar character is usually so insured by companies  similarly situated and operating like properties,  to a reasonable  amount,  by reputable  insurance  companies,  any loss, except as to materials  and  supplies and except any  particular  loss less than Ten thousand dollars ($10,000), to be made payable to the Trustee as its interest may appear, or to the trustee or other holder of any mortgage or other lien  constituting  a prior lien or a lien prior hereto,  if the terms thereof require losses so to be made payable; and if so requested in writing by the Trustee, it will, subject to the  requirements  of any  mortgage  constituting  a prior  lien or a lien prior hereto,  once in each year cause policies for the fire  insurance  carried to be delivered to the Trustee for examination or inspection,  which policies shall be returnable  to the Company  within sixty (60) days from the date of the delivery to the  Trustee,  unless the Company  shall then be in default in the payment of interest or one or more of the completed defaults specified in Section 72 hereof shall have occurred and be continuing. There shall be deposited with the Trustee annually a detailed statement signed by the Treasurer or an Assistant  Treasurer of the Company of any fire insurance policies then outstanding and in force upon the  aforesaid  property,  or any  part  thereof,  including  the  names  of the insurance  companies  which have issued the  policies,  and the  maturities  and amounts thereof.

     Any insurance  moneys paid in respect of any  particular  loss of less than
$10,000 or for any other  reason  received by the Company and not by the Trustee shall, subject to the requirements of any mortgage  constituting a prior lien or a lien prior hereto, be applied by the Company to the rebuilding or restoring of the  property  destroyed  or damaged  or to the  acquisition  of other  property subject  to the lien  hereof.  Any such  moneys not so used at the end of twelve months from the receipt thereof. shall be paid over to the Trustee.

     All moneys  paid to the  Trustee by the  Company  in  accordance  with this
Section or received by the Trustee as proceeds of any insurance  against loss or damage by fire shall, subject to the requirements of any mortgage constituting a prior  lien or a lien  prior  hereto,  be held by the  Trustee  and,  subject as aforesaid,  shall be paid by it to the Company to  reimburse  the Company for an equal amount spent in the  rebuilding or restoring of the property  destroyed or
damaged,   upon  receipt  by  the  Trustee  of  a  resolution   requesting  such
reimbursement and a Treasurer's  certificate  stating the amount so expended and the nature of such restoring or rebuilding.

     Any such  moneys not so  applied  within  eighteen  (18)  months  after its receipt by the Trustee, or in respect of which notice in writing of intention to apply the same to the work of  rebuilding  or  restoring  then in  progress  and uncompleted  shall not have been given to the Trustee by the Company within such eighteen (18) months,  or which the Company shall at any time notify the Trustee is not to be so applied,  shall thereafter be withdrawn,  used or applied in the manner,  to the  extent  and for the  purposes  and  subject  to the  conditions provided in Section 68 hereof.

     SECTION  41.  (I) That it will at all  times  make or cause to be made such expenditures by means of repairs and maintenance and substitutions, renewals and replacements  of property or  otherwise  as shall be  necessary  to maintain the mortgaged and pledged property as an operating system or systems in good repair, working order and condition.

     In furtherance but not in limitation  thereof,  the Company  covenants that while any bonds of the 1970  Series  are  outstanding  it will,  for the  period beginning May 1, 1940 and ending December 31, 1940 (such period for the purposes of this Section  being  referred to as a calendar  year),  and for each calendar year  thereafter,  pay to the  Trustee  on or  before  the first day of May next succeeding  the  end of  such  calendar  year,  as  and  for a  Maintenance  and
Improvement  Fund, a sum in cash equal to the sum of ten per centum (10%) of the gross steam  operating  revenues of the Company and fifteen per centum  (15%) of the gross  operating  revenues  (other  than steam  operating  revenues)  of the
Company for such  calendar  year less,  however,  to the extent that the Company desires to include the same, the following credits against such Fund:

          (a) All  expenditures  of the Company  during such  calendar  year for ordinary  maintenance  and repairs of the  mortgaged  and pledged  property which  have not  theretofore  been  made the basis of a credit  under  this
     Section;

          (b) Such amounts (which have not theretofore  been made the basis of a credit  under this  subdivision  (b)) of all  expenditures  of the  Company subsequent  to April 30,  1940 for  property of the  character  of property
     additions   which  has  not   theretofore   been  made  the  basis  of  the
     authentication and delivery of bonds hereunder; provided, however, that any such  expenditures,  set forth as the basis of a credit in the  Treasurer's certificate provided for in this Section, shall have been made with respect to  property  additions  constituting  part of the  mortgaged  and  pledged property at the date of such Treasurer's certificate; and provided further, that the aggregate of all amounts then and theretofore  made the basis of a credit  under this  subdivision  (b) shall not exceed the  aggregate of the costs of all mortgaged and pledged property retired subsequent to April 30,
     1940.  Such  costs  shall be  determined,  both with  respect to funded and unfunded property, in the manner provided for the determination of costs in connection  with the deductions  required by subdivision  (II) of Section 4 hereof;

          (c) An amount  equal to one hundred  forty-two  and  six-sevenths  per centum  (142 6/7%) of the  principal  amount of each bond or  fraction of a bond to the  authentication and delivery of which the Company would then be entitled on the basis of property  additions by virtue of  compliance  with all applicable  provisions of this Indenture (except as hereinafter in this
     Section provided)  relating to such  authentication  and delivery but which have not been authenticated and delivered; and

          (d) The principal amount of any outstanding  bonds, with all unmatured coupons,  secured hereby, then surrendered to the Trustee,  which bonds and coupons  shall  forthwith be cancelled by the Trustee and,  upon request of the Company,  the Trustee may cremate the same and deliver to the Company a certificate of such cremation; and

          (e) An amount equal to one hundred and forty-two and  six-sevenths per centum (142 6/7%) of such principal  amount of bonds, the issue of which is provided for in Section 23 hereof, as to which the Treasurer's certificate, hereinafter  in this Section  provided for, shall state (i) that such bonds have not been authenticated and delivered hereunder, (ii) that the right to the  authentication  and  delivery  of such  bonds has not been  previously waived,  and (iii) that the Company elects to make such principal amount of bonds the basis of a credit under this  Section 41. Any such  election of a credit  shall  operate  as a  waiver  by the  Company  of its  tight to the authentication and delivery of such bonds under Section 23 hereof, and such bonds may not thereafter be authenticated and delivered hereunder.

     On or  before  the first  day of May next  succeeding  the end of each such calendar year, the Company shall file with the Trustee a Treasurer's certificate which shall state:

          (1) The amount which is 10% of the gross steam  operating  revenues of the Company during such year;

          (2) The amount  which is 15% of the gross  operating  revenues  (other than steam operating revenues) of the Company during such year;

          (3) The sum of the  amounts  stated in the  foregoing  clauses (1) and
     (2);

          (4) If  credit  is  desired  under  subdivision  (a),  the  amount  of expenditures of the character described in subdivision (a) for which credit is desired and that such amount has not theretofore  been made the basis of a credit under this Section;

          (5) If credit is desired under  subdivision  (b), a statement  showing the amount of such credit and how the same has been  calculated and stating that such amount has not theretofore  been made the basis of a credit under subdivision  (b) of this  Section  and  that the  property  for  which  the expenditures  were  made has not  theretofore  been  made the  basis of the authentication and delivery of bonds hereunder;

          (6) If credit is desired under  subdivision  (c), a statement  showing the amount of such credit together with the  certificates,  instruments and opinions required to be delivered by this Section in connection with such a credit;

          (7) If credit is desired under  subdivision  (d), the principal amount of bonds being surrendered as the basis of such credit;

          (8) If credit is desired  under  subdivision  (e),  the amount of such credit and the statements required under said subdivision (e);

          (9) The amount,  if any,  set forth  pursuant to clause (11) hereof in the next previous  Treasurer's  certificate  which shall have been filed by the Company pursuant to the provisions of this Section except to the extent that any  credits  included  in such  excess  amount may have been made the basis of the withdrawal of cash deposited under this Section 41;

          (10) The  aggregate  of the  amounts  set  forth  in such  Treasurer's certificate pursuant to the foregoing clauses (4) to (9), inclusive;

          (11)  The  amount,  if any,  by which  the  amount  set  forth in such
     Treasurer's  certificate  pursuant to the foregoing clause (10) shall be in excess of the amount stated in such Treasurer's certificate pursuant to the foregoing clause (3);

          (12)  The  amount,  if any,  by which  the  amount  set  forth in such
     Treasurer's certificate pursuant to the foregoing clause (10) shall be less than the amount  stated in such  Treasurer's  certificate  pursuant  to the foregoing clause (3);

     The  Company  shall pay to the  Trustee in cash on or before the said first day of May the amount set forth in such Treasurer's  certificate pursuant to the foregoing  clause (12).  Any cash so deposited  may be withdrawn on the basis of credits of the  character  set forth in the  foregoing  subdivisions  (a) to (e)
inclusive,  to the  extent  that the same would be  available  as the basis of a credit against the Company's  obligation to deposit cash under this Section, and shall be certified to the Trustee in the same manner as though such credits were being made the basis of a credit  against the  Company's  obligation  to deposit cash under this  Section.  Any  credit so made the basis of  withdrawal  of cash under this Section may not  thereafter be made the basis of a credit of any kind under this  Section.  Any cash so deposited  may, in lieu of being  withdrawn as aforesaid,  be  applied to the  purchase  or  redemption  of bonds in the manner provided for in subdivisions  (2) and (3) of Section 68 hereof.  Any cash not so withdrawn or applied within three years from the date of receipt  thereof by the
Trustee  shall be applied by the Trustee to the purchase or  redemption of bonds outstanding  hereunder in the manner  provided by  paragraph  (II) of Section 68 hereof.

     In case the Company shall, pursuant to the provisions of subdivision (b) of this Section,  elect to make expenditures with respect to any property additions the basis of a credit,  the Company  shall  deliver to the Trustee an opinion of counsel to the effect that the  property  additions,  with  respect to which the expenditures so certified were made,  constituted at the date of the Treasurer's certificate part of the mortgaged and pledged property.

     In case the Company shall, pursuant to the provisions of subdivision (c) of this  Section,  elect  to  avail  of a  credit  based  upon  the  right  to  the authentication  and  delivery of bonds on the basis of property  additions,  the
Company shall comply with all applicable  provisions of this Indenture  relating to such  authentication and delivery;  provided,  however,  that in no such case shall the  Company be  required  to deliver to the  Trustee  any  resolution  or document such as is described in subdivisions  (1), (2), (6) and (10) of Section
30  hereof  or such  parts of the  opinion  as are  required  by  clause  (e) of subdivision  (7) of said Section 30, or such parts of the opinions  described in subdivision (7) of said Section 30 as relate solely to the  authorization of the issuance of bonds of the Company by  governmental  authorities or by the Company or to the supplemental  indenture described in subdivision (10) of Section 30 or to comply with the  provisions  of Section 29 hereof;  and such  election  shall operate as a waiver by the Company of the right thereafter to make such property additions the basis for the authentication and delivery of bonds hereunder,  and such property additions shall have the status of funded property.

     (II) The Company  further  covenants  that it will,  whenever  requested in writing by the Trustee,  or by the holders of at least  fifteen per centum (15%)
in principal  amount of bonds then outstanding  hereunder,  but in no event more often than once in every five (5) years,  cause an  inspection  of the mortgaged and pledged property to be made by an independent engineer.

     Such independent engineer, within a reasonable time from the date of his or their appointment, shall report to the Company and to the Trustee whether or not the mortgaged and pledged property,  as an operating system or systems, has been maintained in good repair, working order and condition, and whether or not there is any mortgaged and pledged  property which should be classified as retired and which has not been  retired  on the books of the  Company.  If such  independent engineer shall report that the mortgaged and pledged  property,  as an operating system or systems, has not been so maintained, he or they shall state clearly in such  report the  character  and extent and  estimated  cost of making good such deficiency and, if longer than one year, the time  reasonably  necessary to make good such deficiency and, if he or they shall report that there is mortgaged and pledged  property  which should be  classified as retired and which has not been retired on the books of the Company,  such report shall  briefly  describe  such property  and shall state the amount of such  retirement.  Such amount  shall be determined,  both with  respect to funded and unfunded  property,  in the manner provided for the determination of the deductions required by subdivision (II) of
Section 4 hereof; provided, however, that with respect to any property additions which shall not have been included in any engineer's  certificate or independent engineer's certificate  theretofore furnished to the Trustee, the amount of such retirement shall be the cost or fair value thereof  (whichever shall be less) as of the date of such  report in the case of  property  additions  which  were not funded  property,  and in the  case of  property  additions  which  were  funded property  as of the  date  they  became  funded  property,  in  either  case  as determined by the signers of such report. Said report shall be placed on file by the Trustee and shall be open to inspection by any  bondholder at any reasonable time.

     The Company shall,  with all reasonable  speed, do such maintenance work as may be necessary to make good any such maintenance deficiency as shall have been determined  to exist as  hereinabove  provided at the time of the report of such independent  engineer,  whereupon such  independent engineer (or, in case of his or their refusal or inability to act, some other  independent  engineer),  shall report in writing to the Trustee whether such deficiency has been made good.

     Unless the  Trustee  shall be so  advised  in  writing by such  independent engineer  within  one  year  from  the date of the  report  of such  independent engineer,  or such longer period as may be reported by such independent engineer to be reasonably  necessary for the purpose,  that such deficiency has been made good, the Company shall be deemed to be in default in the  performance of one of its covenants  under this  Indenture.  In any proceeding  based on such default, said  report  or  reports  of such  independent  engineer  shall be prima  facie evidence of the existence of the facts and conditions therein set forth.

     The  Company  covenants  that it will  promptly  retire on its books at the amounts  stated in said report,  all property which said report states should be retired.

     All  expenses  incurred  pursuant  to this  Section  shall  be borne by the
Company.

     (III) For the  purposes  of this  Section  41 and of  Section  47, the term
"Gross Operating Revenues of the Company" as applied to steam operating revenues and other  operating  revenues of the Company is hereby  defined as the revenues received  by the  Company  from the sale of  electric,  steam and  other  public utility service and the amounts received as rentals or fixed charges for the use by others (or the use by the Company  for the  account of others) of  generating and  transmission  facilities  owned by the Company (with all  interdepartmental items  eliminated),  and  after  deducting  an  amount  equal to the cost to the
Company  of  electricity,  steam  or  other  public  utility  service  products, purchased  for  exchange or resale,  and after  deducting an amount equal to the revenues  from the  operation of (or, at the option of the Company,  the cost of rentals paid by the Company for) electric, steam or other producing, generating, transporting,  transmitting or distributing  properties leased from others,  and after  deducting an amount equal to charges to the Company for  transmission  by others of electricity  and/or  transportation by others of steam or other public utility service products;  provided,  however, that any operating revenue of the
Company which is in  controversy as a result of any litigation or which has been impounded,  shall be included in the Gross Operating Revenues of the Company for the purpose of this  computation,  but only after, and in the year in which, any such  operating  revenue in  controversy  or impounded  is recovered  or, at the option  of the  Company,  after,  and in the year in which,  it shall  have been finally determined that such operating revenues belong to the Company.

     SECTION 42. That it will, subject to the provisions of Article XVII hereof, at all times  maintain its  corporate  existence and right to carry on business, and,  subject to the provisions  hereof,  will use its best efforts to maintain, preserve and renew all the rights,  powers,  privileges and franchises  owned by
it.

     SECTION  43. That if it shall fail to perform any  covenants  contained  in
Sections 39, 40, 41, 42, or 44 hereof,  the Trustee may make advances to perform the same in its behalf and shall make such advances if requested so to do by the holders  of not less than a  majority  in  principal  amount  of the bonds  then outstanding hereunder and furnished with funds adequate for the purpose and also adequate to pay any expense  incurred in connection with such  performance;  the
Company shall at once repay to the Trustee all sums so advanced with interest at the rate of five per centum (5%) per annum until paid,  and all sums so advanced with the interest  thereon  shall be secured  hereby,  having the benefit of the lien hereby created in priority to the  indebtedness  evidenced by the bonds and coupons  issued  hereunder,  but no such advance  shall be deemed to relieve the
Company  from any default  hereunder  except  that,  to the extent that any such advances by the Trustee shall be repaid by the Company,  such advances  shall be deemed to have been payments of the Company as of the date of such repayment.

     SECTION 44. That it will cause this  Indenture to be promptly  recorded and filed in such  manner and in such  places as may be  required by law in order to fully preserve and protect the security of the bondholders and all rights of the
Trustee and will furnish to the Trustee:

          (1) Promptly after the execution and delivery of this Indenture and of each supplemental  indenture,  an opinion of counsel (who may be of counsel for the  Company)  either  stating that in the opinion of such counsel this
     Indenture  and  all  indentures  supplemental  hereto  have  been  properly recorded and filed so as to make  effective the lien intended to be created thereby and  reciting  the  details of such  action or stating  that in the opinion  of such  counsel  no such  action is  necessary  to make such lien effective, and

          (2) At  least  annually  after  the  execution  and  delivery  of this
     Indenture  it will furnish to the Trustee an opinion of counsel (who may be of counsel  for the  Company)  either  stating  that in the opinion of such counsel such action has been taken with respect to the  recording,  filing, re-recording and refiling of this Indenture and all indentures supplemental hereto as is  necessary  to maintain  the lien  thereof,  and  reciting the details of such  action,  or stating that in the opinion of such counsel no such action is  necessary to maintain  such lieu.  As used in clause (2) of this  Section,  the term  "annually"  shall be  deemed to mean once in each calendar year following the calendar year 1940.

     It shall be a  compliance  with  clauses (1) and (2) of this Section if (a)
the opinion of counsel  therein  required to be delivered  to the Trustee  shall state  (i) that the  indentures  which  may be the  subject  matter  of any such opinion have been received for  recordation or filing or rerecording or refiling in  each  jurisdiction  in  which  in the  opinion  of  such  counsel  they  are respectively  required to be recorded or filed or rerecorded or refiled and (ii)
that,  in the opinion of such  counsel,  no further  action is necessary to make effective  the lien  intended  to be  created by such  indentures,  and (b) such opinion is delivered to the Trustee within such time,  following the date of the execution  and delivery of the  respective  indentures  which may be the subject matter of such opinion, as shall be practicable, having due regard to the number and distance of the  jurisdictions in which the same are required to be recorded or filed or rerecorded or refiled.

     SECTION 45. That it will execute and deliver such further  instruments  and do such further acts as may be necessary or proper to carry out more effectually the  purposes  of this  Indenture,  and to make  subject to the lien  hereof any property  hereafter  acquired and intended to be subject to the lien hereof, and to transfer to any new trustee or trustees  or  co-trustee  or  co-trustees  the estate, powers, instruments or funds held in trust hereunder.

     SECTION 46. That books of record and account  will be kept,  in which full, true and correct entries will be made, of all dealings or transactions of, or in relation to, the plants,  properties,  business and affairs of the Company,  and that all books,  documents  and  vouchers  relating to the  plants,  properties, business and affairs of the Company shall at all reasonable times be open to the inspection of such reputable accountant or other agent of recognized standing as the Trustee may from time to time designate,  and that the Company will bear all expenses of any such inspection.  Except as may be required pursuant to Sections
97 and 98 hereof,  the Trustee  shall be under no  obligation  to cause any such inspection to be made unless requested so to do in writing by the holders of not less than a majority in principal amount of the bonds then outstanding hereunder and furnished with funds sufficient to pay all costs and expenses incurred or to be incurred by it in or in connection with such inspection.

     SECTION 47. That  subsequent  to December 31, 1939 and so long as any bonds of the 1970  Series are  outstanding,  (except as  hereinafter  in this  Section otherwise  provided) it will not have (a) declared or paid any  dividends on its capital  stock of any  class  (other  than  dividends  payable  in shares of its capital stock of any class), or (b) made any other distribution on any shares of its capital  stock of any class,  or (c) purchased or redeemed any shares of its capital stock of any class, in an amount which would exceed in the aggregate the amount of its net income after December 31, 1939  available for  dividends.  The amount of such net income shall be determined in accordance with good accounting practice after all proper  deductions,  including (i) deduction for amortization of debt  discount  and  expense  and of  premiums  paid in  connection  with the redemption of funded debt, and (ii)  expenditures and accruals for depreciation, maintenance,  repairs, renewals, replacements and substitutions of the Company's property in the amounts shown by the Company's  books, but in no event shall the total  deduction  pursuant  to this  clause (ii) be less than the sum of ten per centum  (10%) of the gross steam  operating  revenues of the Company and fifteen per centum (15%) of the gross  operating  revenues  (other than steam  operating revenues) of the Company from December 31, 1939 to the date of  determination of such net income.  In  determining  the amount of such net  income,  no charge or credit to surplus of the following nature shall be included:

          1. Surplus  adjustments  applicable  to the period prior to January 1,
     1940;

          2.  Charges  directly  to  earned  surplus  to  write-off  unamortized discount  and  expense  applicable  to  any  funded  debt  of  the  Company outstanding at any time prior to May 1,1940,  or unamortized  premiums paid in connection with the redemption of such funded debt;

          3.  Charges  directly  to  earned  surplus  to write  off  unamortized discount and expense  applicable  to any class of the capital  stock of the
     Company  heretofore or hereafter  outstanding  or  unamortized  premiums in connection  with the  redemption  of any class of the capital  stock of the
     Company now or hereafter outstanding and subject to redemption;

          4. Charges to earned  surplus for the  write-down  or write-off of any properties or investments of the Company which may be required by any rule, regulation or order of any public  authority having  jurisdiction  over the accounts of the Company.

     The restrictions and computations  under the foregoing  covenant,  however, shall not apply (i) to the  declaration  or payment of dividends upon any shares of its capital stock of any class to an amount in the aggregate not in excess of
$1,107,155  or (ii) to the  application  to the  purchase or  redemption  of any shares  of its  capital  stock of any  class of  amounts  not to  exceed  in the aggregate  the net proceeds  received by the Company from the sale of any shares of its capital stock of any class subsequent to December 31, 1939.

     The Company  covenants that, so long as any of the bonds of the 1970 Series are outstanding,  each financial  statement  required by Section 52 hereof to be filed with the Trustee  will  disclose,  by footnote  or  otherwise,  the amount available at the date of such financial statement for dividends,  distributions, purchases and  redemptions,  pursuant to the  provisions of this Section 47, and the  dividends,  distributions,  purchases,  and  redemptions,  if  any,  of the character  referred to in this Section,  paid or made during the year covered by such financial statement.

     The Company  covenants  that within fifteen (15) days after the date of the declaration of any dividend, the making of any distribution on its capital stock or the purchase or  redemption of any of its capital  stock,  it will notify the
Trustee of such action and will deliver to the Trustee a Treasurer's certificate to the effect that such action was not in  violation of the  provisions  of this
Section.

     SECTION  48.  That it will not  issue,  or permit to be  issued,  any bonds hereunder in any manner other than in  accordance  with the  provisions  of this
Indenture and that it will  faithfully  observe and perform all the  conditions, covenants and requirements of this Indenture and of all indentures  supplemental hereto and of the bonds issued hereunder.

     SECTION 49. I. That it will not  withdraw or permit the  withdrawal  of any cash or purchase money obligations  representing the proceeds of insurance on or the release of or the taking by eminent  domain of property  subject to the lien of this  Indenture  which shall have been  deposited with the trustee of a prior lien unless

          (a) such cash is deposited with the Trustee hereunder to be withdrawn, used or applied in the manner and  subject to the  conditions  provided  in
     Section 68  hereof,  except  that any such cash  representing  proceeds  of insurance  shall be applied in accordance with the provisions of Section 40 hereof; or

          (b) the  consent  of the  Trustee  hereunder  has  been  given to such withdrawal, which consent shall be given by the Trustee (1) with respect to any such cash  representing  proceeds of insurance upon compliance with the provisions of Section 40 hereof, or (2) with respect to any other cash upon compliance with the provisions of Section 68 hereof.  Any cash with respect to the  withdrawal  of which the Trustee  shall have given its'  consent in accordance  with the  provisions  of this  subdivision  (b)  shall  for all purposes  of this  Indenture  be deemed to have been  originally  deposited hereunder and to have been withdrawn,  used or applied under the provisions of Section 40 or Section 68 hereof as the case may be; or,

          (c) such cash is  deposited  with the  trustee of another  prior lien, such cash to be subject to the  restrictions  as to withdrawal  hereinabove set forth; or

          (d) such purchase money  obligations are withdrawn for payment and the cash  received  thereon is  deposited  with the trustee of such prior lien, such cash to be subject to the  restrictions  as to withdrawal  hereinabove set forth.

     II. That, upon the cancellation and discharge of any prior lien, it will

          (a) cause the balance of any cash and purchase  money  obligations  of the  character  described in  paragraph I of this Section  which shall have been  deposited  with  the  trustee  of  such  prior  lien  and  shall  not theretofore  have been withdrawn or permitted to be withdrawn in accordance with the provisions of said paragraph I to be deposited either (1) with the
     Trustee to be held and  applied in the same  manner as though such cash and purchase money  obligations  had originally been deposited with the Trustee hereunder,  or (2) With the trustee of another  prior  lien,  such cash and purchase  money  obligations  to  be  subject  to  the  restrictions  as to withdrawal hereinabove set forth; and

          (b) cause any prior lien bonds then held by the  trustee of such prior lien to be cancelled.

     III.  That,  so long as any prior lien  continues  to be a prior lien,  the
Company  will not  permit  prior  lien  bonds  secured  by such prior lien to be increased  unless the prior  lien  bonds  representing  such  increase  shall be deposited with the Trustee to be held under the provisions of Article XI hereof.

                                   ARTICLE X.

         BONDHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE.

     SECTION 50. The Company  covenants and agrees that it will furnish or cause to be furnished to the Trustee between June 15 and June 30 and between  December
15 and December 31 in each year beginning  with the period  between  December 15 and  December  31 in the year 1940,  and at such other  times as the Trustee may request in writing,  a list in such form as the Trustee may  reasonably  require containing all the information in the possession or control of the Company or of its  paying  agents,  as to the  names and  addresses  of the  holders  of bonds obtained  since  the  date as of which  the  next  previous  list,  if any,  was furnished.  Any such list may be dated as of a date not more than  fifteen  days prior to the time such  information is furnished or caused to be furnished,  and need not include information received after such date.

     SECTION  51.  (a) The  Trustee  shall  preserve  in as current a form as is reasonably  practicable  all  information  as to the names and  addresses of the holders of the bonds  outstanding under this Indenture (1) contained in the most recent list furnished to it, as provided in Section 50 hereof (2) received by it in the capacity of paying agent with respect to the principal of and interest on the bonds outstanding  under this Indenture,  and (3) filed with it within the 2 preceding  years pursuant to the provisions of paragraph (2) of subdivision  (c)
of Section 53 hereof.

     The Trustee may (1) destroy any information or portion thereof furnished to it as provided in said Section 50 upon receipt of new  information  so furnished to it in substitution  therefor;  (2) destroy any information  received by it as paying  agent upon  delivering  to itself as Trustee,  not earlier  than 45 days after an interest  payment date of the bonds,  a list  containing  the names and addresses  of the  holders of bonds  obtained  from such  information  since the delivery of the next previous  list,  if any; (3) destroy any list  delivered to itself as Trustee which was compiled from  information  received by it as paying agent upon receipt of a new list so delivered;  and (4) destroy any in formation received by it pursuant to the  provisions of paragraph (2) of subsection (c) of said Section 53 but not until 2 years after such information has been filed with
it.

     (b) In case three or more holders of such bonds (hereinafter referred to as
"applicants")  apply in  writing  to the  Trustee  and  furnish  to the  Trustee reasonable  proof that each such  applicant has owned a bond  outstanding  under this  Indenture  for a period  of at least 6 months  preceding  the date of such
application,   and  such  application  states  that  the  applicants  desire  to communicate  with other holders of bonds with respect to their rights under this
Indenture or under the bonds,  and is accompanied by a copy of the form of proxy or other  communication  which such  applicants  propose to  transmit,  then the
Trustee shall within 5 business days after the receipt of such  application,  at its election, either

          (1) afford to such applicants  access to the information  preserved at the time by the Trustee in accordance  with the  provisions of  subdivision
     (a) of this Section; or

          (2) inform such applicants as to the approximate  number of holders of bonds whose names and addresses appear in the information  preserved at the time by the Trustee,  in accordance  with the provisions of subdivision (a)
     of  this  Section,  and  as to the  approximate  cost  of  mailing  to such bondholders the form of proxy or other communication,  if any, specified in such application.

     If the Trustee  shall elect not to afford  such  applicants  access to such information,  the Trustee shall,  upon the written  request of such  applicants, mail to each  bondholder  whose  name and  address  appears  in the  information preserved at the time by the  Trustee,  in  accordance  with the  provisions  of subdivision  (a) of  this  Section,  a copy  of  the  form  of  proxy  or  other communication  which is specified in such request,  with  reasonable  promptness after a tender to the Trustee of the  material  to be mailed and of payment,  or provision for the payment of, the  reasonable  expenses of such mailing,  unless within 5 days after such tender,  the Trustee shall mail to such  applicants and file with the  Securities and Exchange  Commission,  together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the holders of bonds or would be in  violation of  applicable  law.  Such written  statement shall specify the basis of such opinion.  If said Commission,  after opportunity for a hearing upon objections specified in the written statement so filed, shall enter an order  refusing to sustain  any of such  objections,  or if,  after the entry of an order  sustaining one or more of such  objections,  said  Commission shall find, after notice and opportunity for a hearing,  that all the objections so sustained  have been met and shall enter an order so  declaring,  the Trustee shall mail  copies of such  material  to all such  bondholders  with  reasonable promptness  after  the  entry of such  order  and the  renewal  of such  tender;
otherwise,  the  Trustee  shall be relieved  of any  obligation  or duty to such applicants respecting their application.

     (c) The Trustee shall not be held  accountable  by reason of the mailing of any material pursuant to any request made under subdivision (b) of this Section.

     SECTION 52. The Company covenants and agrees

          (1) To file with the  Trustee,  within 15 days  after the  Company  is required  to file the same with the  Securities  and  Exchange  Commission, copies of the annual reports,  and of the information,  documents and other reports  (or  copies  of  such  portions  of any of the  foregoing  as such
     Commission may from time to time by rules and regulations  prescribe) which the  Company  may be  required  to file with such  Commission  pursuant  to
     Section 13 or Section 15(d) of the Securities  Exchange Act of 1934; or, if
     the Company is not  required  to file  information,  documents  or reports, pursuant to either of such Sections,  then to file with the Trustee and the
     Securities  and  Exchange   Commission,   in  accordance   with  rules  and
     regulations  prescribed from time to time by said  Commission,  such of the supplementary and periodic information,  documents and reports which may be required  pursuant to Section 13 of the Securities  Exchange Act of 1934 in
     respect  of a  security  listed and  registered  on a  national  securities exchange  as may be  prescribed  from  time  to  time  in  such  rules  and regulations;

          (2)  To  file  with  the  Trustee  and  the  Securities  and  Exchange
     Commission,  in accordance with the rules and  regulations  prescribed from time to time by said Commission, such additional information, documents and reports with respect to compliance by the Company with the  conditions  and covenants  provided for in this  Indenture as may be required  from time to time by such rules and regulations;

          (3) To  transmit  to the  holders  of  bonds  outstanding  under  this
     Indenture,  within 30 days after the filing thereof with the Trustee (or at such  other  time  as  shall  be  fixed  by  the  Securities  and  Exchange
     Commission) and in the manner and to the extent provided in subdivision (c)
     of Section 53 hereof with respect to reports pursuant to subdivision (a) of said  Section,  such  summaries of any  information,  documents and reports required to be filed by the Company,  pursuant to subdivisions  (1) and (2)
     of this Section, as may be required by the rules and regulations prescribed from time to time by the Securities and Exchange Commission; and

          (4) If at any time hereafter the Company shall not be required to file copies of its annual report with the Securities and Exchange Commission, to file with the Trustee  within one hundred twenty (120) days after the close of each fiscal year a statement  signed by the Treasurer of the Company and an  independent  certified  or  public  accountant  showing  its  financial condition and giving reasonably  detailed  information as to its assets and liabilities and its earnings and operating expenses.

     SECTION 53. (a) The Trustee shall transmit,  within 60 days after May 15 in each year,  beginning  with the year 1941, to the  bondholders as hereinafter in this Section provided a brief report dated as of such May 15 with respect to

          (1) Its eligibility and its  qualifications  under Sections 96 and 109 hereof,  or in  lieu  thereof,  if to  the  best  of its  knowledge  it has continued  to be eligible  and  qualified  under such  Sections,  a written statement to such effect;

          (2) The  character  and amount of any  advances  (and,  if the Trustee elects so to state, the circumstances  surrounding the making thereof) made by the Trustee, as such, which remain unpaid on the date of such report and for the  reimbursement  of which it  claims  or may  claim a lien or charge prior to that of the bonds upon the mortgaged and pledged property, or upon property or funds held or collected by it as Trustee,  if such  advances so remaining  unpaid aggregate more than one-half of one percentum (1/2 of 1%)
     of the aggregate principal amount of bonds outstanding under this Indenture on the date of such report;

          (3)  The  amount,  interest  rate  and  maturity  date  of  all  other indebtedness  owing by the  Company,  or any  other  obligor  on the  bonds secured  hereby,  to the Trustee in its individual  capacity on the date of such report,  with a brief  description  of any property held as collateral
     security   therefor,   except  an   indebtedness   based  upon  a  creditor
     relationship  arising in any manner described in paragraphs 2, 3, 4 or 6 of subdivision (b) of Section 110 hereof;

          (4)  The  property  and  funds  physically  in the  possession  of the
     Trustee,  as such Trustee,  or of a depositary  for it, on the date of such report;

          (5) Any release,  or release and substitution,  of property subject to the lien of this Indenture (and  the consideration  therefor, if any) which it has not previously reported;  provided, however, that to the extent that the  aggregate  value as shown by the release  papers of any or all of such released  properties does not exceed an amount equal to 1% of the principal amount of bonds then outstanding,  the report need only indicate the number of such  releases,  the total  value of  property  released as shown by the release  papers,  the  aggregate  amount of cash received and the aggregate value of property received in substitution therefor as shown by the release papers;

          (6) Any additional issue of bonds issued under this Indenture which it has not previously reported; and

          (7) Any action taken by the Trustee in the  performance  of its duties under this Indenture which it has not previously reported and which, in its opinion,  materially affects the bonds outstanding under this Indenture, or materially  affects the  mortgaged and pledged  property,  except action in respect of a default,  notice of which has been or is to be withheld by it, in accordance with the provisions of Section 73.

     (b) The Trustee shall transmit to the bondholders as hereinafter provided a brief report with respect to--

          (1) the release,  or release and substitution,  of property subject to the lien of this Indenture (and the consideration  therefor, if any) unless the fair value of such property, as set forth in the certificate or opinion required by  Sections 66 or 68 is less than 10 per centum of the  principal amount of bonds  outstanding  at the time of such release,  or such release and  substitution,  such report to be so  transmitted  within 90 days after such time; and

          (2) the  character  and  amount of any  advances  (and if the  Trustee elects so to state, the circumstances  surrounding the making thereof) made by the  Trustee  as such  since  the  date of the last  report  transmitted pursuant to the  provisions of subsection  (a) of this Section 53 (or if no such report has yet been so  transmitted,  since the date of  execution  of this  Indenture),  for the  reimbursement of which it claims or may claim a lien or charge  prior to that of the  bonds on the  mortgaged  and  pledged property or on property or funds held or  collected  by it as Trustee,  and which it has not previously  reported  pursuant to  this paragraph, if such advances  remaining unpaid at any time aggregate more than 10 per centum of the principal  amount of bonds  outstanding at such time, such report to be transmitted within 90 days after such time.

     (c) Reports, pursuant to this Section, shall be transmitted by mail

          (1)  to  all  registered  holders  of  bonds  outstanding  under  this
     Indenture  as the names  and  addresses  of such  holders  appear  upon the registration books of the Company;

          (2) to such holders of bonds outstanding under this Indenture as have, within the two (2) years preceding such transmission, filed their names and addresses with the Trustee for that purpose; and

          (3) except in the case of reports  pursuant to subsection  (b) of this
     Section, to each bondholder whose name and address is preserved at the time by the Trustee, as provided in subdivision (a) of Section 51 hereof.

     (d) A copy of each such report shall,  at the time of such  transmission to the bondholders, be filed by the Trustee with each Stock Exchange upon which any of the bonds are listed, and also with the Securities and Exchange Commission.

                                  ARTICLE. XI.

               CONCERNING PRIOR LIEN BONDS DEPOSITED WITH TRUSTEE.

     SECTION 54. Each prior lien bond in coupon form  deposited with the Trustee shall  have  all  unmatured  coupons  attached  when so  deposited,  or shall be accompanied by evidence  satisfactory to the Trustee (which may be a certificate of the  mortgagee  or trustee  under the prior lien  securing the same) that the discharge  of the  mortgage or other lien  securing  such prior lien bond may be obtained  without the  production  of any coupon or coupons that may be missing;
and each prior lien bond so deposited shall be uncanceled.  Each prior lien bond deposited  hereunder  shall be in  bearer  form or  accompanied  by  appropriate instruments of transfer;  and the Trustee may cause any or all registered  prior lien bonds to be registered in its name as Trustee, or otherwise, or in the name or names of its nominee or nominees.

     SECTION 55. All prior lien bonds  received by the Trustee for the  purposes of this Article XI shall be held by the Trustee,  as part of the  mortgaged  and pledged property and without impairment of the lien thereof,  for the protection
and  further  security  of  the  bonds  issued  hereunder.   Except  during  the
continuance of a completed default specified in Section 72 of this Indenture, no payment by way of interest or  otherwise  on any of the prior lien bonds held by the Trustee shall be made or demanded and the coupons  thereto  appertaining  as they mature  shall be canceled by the Trustee and  delivered  so canceled to the
Company,  unless the Company shall,  by an instrument in writing,  signed by its
President or a Vice-President  or its Treasurer or an Assistant  Treasurer,  and
delivered to the Trustee,  elect,  with respect to any of such prior lien bonds, to have such  payments  made and  demanded.  In any  event,  except  during  the continuance  of a completed  default as  aforesaid,  all moneys  received by the
Trustee on account of the principal of or interest or premium on said prior lien bonds (to the extent that a  Treasurer's  certificate  delivered  to the Trustee shall state that such moneys do not  represent  the proceeds of insurance on, or of the release of, or of the taking by eminent domain of,  mortgaged and pledged property,  including the proceeds of and substitutes for any thereof),  shall be paid  over  by the  Trustee  to or upon  the  order  of the  Company  signed  as aforesaid;  provided that if and to the extent that such Treasurer's certificate shall not state that such moneys do not  represent the proceeds of insurance on, or of the  release  of, or of the taking by eminent  domain  of,  mortgaged  and pledged property, including the proceeds of and substitutes for any thereof, the same shall be  retained by the  Trustee  and held as part of the  mortgaged  and pledged  property,  to be  withdrawn,  used or applied,  in the  manner,  to the extent, and for the purposes,  and subject to the conditions provided in Section
68 hereof.

     SECTION 56. Except during the continuance of a completed  default specified in Section 72 hereof,  the Trustee,  if so directed by an  instrument in writing signed by the  President or a Vice-  President or the  Treasurer or an Assistant
Treasurer  of the  Company,  shall  cause any prior  lien bonds held by it to be canceled,  and the obligation  thereby evidenced to be satisfied and discharged, provided that it shall have received  notice from the trustee or other holder of the prior lien securing the same that such trustee or other  holder,  on receipt of the prior  lien bonds  held by the  Trustee,  will cause the prior lien to be satisfied  and  discharged  of record  and, in such  event,  the  Trustee  shall surrender  any prior lien  bonds  held by it  subject to this  Article XI to the trustee or other holder of the prior lien  securing  the same for  cancellation;
provided that if all of the property  subject to the prior lien  securing  prior lien bonds deposited with the Trustee, shall have been released from the lien of this Indenture,  such prior lien bonds as shall thereupon cease to be prior lien bonds shall be  surrendered  forthwith  by the  Trustee to the Company  upon the written  order of its  President  or a  Vice-President  or its  Treasurer  or an
Assistant Treasurer.

     SECTION 57. Upon the  occurrence  of any  completed  default  specified  in
Section 72 hereof,  the Trustee may  exercise any and all rights of a bondholder with  respect  to the  prior  lien  bonds  then held by it or may take any other action  which shall in its  judgment be  desirable  or necessary to avail of the security created for such prior lien bonds by the prior liens securing the same.
The Trustee  shall be  reimbursed  from the trust  estate for all expenses by it properly  incurred by reason of any such action taken without  negligence or bad faith,  with interest upon all such  expenditures at the rate of five per centum
(5%) per annum;  and the  amount of such  expenses  and  interest  shall,  until repaid,  constitute a lien upon the mortgaged and pledged  property prior to the lien of the bonds and coupons issued hereunder.

                                  ARTICLE XII.

                        REDEMPTION OR PURCHASE OF BONDS.

     SECTION 58.  Such of the bonds of any series  issued  hereunder  as are, by their  terms,  redeemable  before  maturity  may,  at the option of the  Company evidenced  by a  resolution,  be redeemed at such times,  in such amounts and at such prices as may he specified therein and in accordance with the provisions of the three next succeeding Sections numbered from 59 to 61, both inclusive.

     SECTION  59. In case of a  redemption  of a part only of any series of said bonds,  the  particular  serial  numbers of the coupon bonds  (including  serial numbers of coupon bonds reserved for fully  registered  bonds of such series) so to be redeemed shall be selected by the Trustee by lot, according to such method as it shall  deem  proper  in its  discretion.  Notice  of  intention  to redeem
(including in case a part only of the bonds of any  particular  series are to be redeemed,  the numbers of the bonds to be redeemed in whole or in part) shall be given,  by or on behalf of the Company,  by publication  in one daily  newspaper printed in the English language and published and of general  circulation in the
Borough of Manhattan,  The City of New York, and in one daily newspaper  printed in the English  language and published and of general  circulation in each other city (if any) where the  interest on or principal of the bonds to be redeemed is payable,  for such  period of time  before the date fixed for  redemption  as is specified  in  Section  19 hereof as to bonds of the 1970  Series  and as to the bonds of any other series for such periods as may be fixed for the bonds of such other series by the supplemental indenture establishing such series of bonds, or if no such  period be fixed,  then at least once in each of four (4)  successive calendar  weeks (on any secular day of such  calendar week which need not be the same day in each week)  immediately  preceding the date fixed for redemption.  A copy of such  notice  shall also be mailed by or on behalf of the  Company,  not less than twenty (20) days before the date fixed for redemption,  to each holder of any fully  registered  bond or of any coupon bond  registered as to principal which  is to be  redeemed,  at his  last  address,  if any,  appearing  upon the registry  books,  but such  mailing  shall not be a condition  precedent to such redemption  and failure so to mail any such notice shall not affect the validity of the proceedings for the redemption of such bonds.

     SECTION  60. In the event that the  Company  shall  complete  the giving of notice by publication  of its intention to redeem any bonds so  redeemable,  the
Company shall, and it hereby covenants that it will, on or before the redemption date  specified  in  such  notice,  deposit  with  the  Trustee  a sum of  money sufficient  to redeem  all such  bonds so to be  redeemed  on such  date  and/or irrevocably  direct the Trustee to apply from money held by it  available  to be used for the  redemption  of bonds,  a sum of money  sufficient  to redeem  such bonds.  If the Company shall fail so to deposit or direct the application of the money for the  redemption  of said bonds and such failure  shall  continue for a period of ten days after the redemption date, such failure, so continued,  shall constitute a completed default under this Indenture and the said bonds so called for  redemption  shall  thereupon  immediately  become due and payable,  and the holders of said bonds shall be  entitled  to receive  and the  Company  shall be obligated to pay the  redemption  price of said bonds and  thereupon and without the lapse of any period of time all the  remedies  provided  for in Article  XIV hereof  with  respect  to a  default  in  the  payment  of  principal  of  bonds outstanding hereunder shall be available to and enforceable by the Trustee.

     SECTION 61. All moneys  deposited by the Company with the Trustee under the provisions of this Article XII for the  redemption of bonds or which the Company directs  shall be  applied  by the  Trustee to the  redemption  of bonds  shall, subject to the provisions of Section 130 hereof, be held by the Trustee in trust for account of the holders of the bonds so to be redeemed,  and shall be paid to them respectively,  upon presentation and surrender of said bonds in bearer form or if  registered,  accompanied  by a written  instrument  of  transfer  in form approved by the Company duly  executed by the  registered  holder or by his duly authorized attorney,  with all unmatured coupons, if any,  appertaining thereto.
Coupons  maturing on or prior to the  redemption  date shall  remain  payable in accordance with their terms.  On and after such  redemption  date, if the moneys for the  redemption  of the bonds to be redeemed  shall have been  deposited  or directed to be applied as aforesaid, such bonds shall cease to bear interest and the coupons for interest,  if any,  maturing  subsequent to the redemption  date shall be void.

     If any serial  number shall be drawn by the Trustee at any selection by lot as in Section 59 hereof provided for, which is reserved for any fully registered bond of a denomination  larger than One thousand  dollars  ($1,000),  such fully registered  bond shall be presented  properly  endorsed for transfer at or after the date fixed for the redemption of said bonds so drawn for redemption, and the payment with  respect to said bond shall be made upon  surrender of said bond so endorsed;  and coupon bonds or fully registered bonds for the unpaid balance, if any, of the  principal  amount of the fully  registered  bond so  presented  and surrendered  shall be executed by the Company and authenticated and delivered by the  Trustee  without  charge  therefor.  On and after  the date  fixed for such redemption,  interest  shall  be  payable  only on the  portion  of  said  fully registered  bond not so  called  for  redemption  and only  such  portion  shall continue to be entitled to the benefit of the lien of this Indenture.

     SECTION 62. At any time,  upon the  request of the  Company,  expressed  by resolution,  the Trustee shall,  to the extent that such bonds are available for such purchase,  apply all or any part of the cash held by it under any provision of this  Indenture  (except cash  deposited  under the  provisions of Section 20 hereof or under any like devices for the  retirement  of bonds and except moneys deposited for the payment or redemption of a particular  series of bonds) or any cash deposited with it by the Company for the purpose,  to the purchase of bonds then  outstanding  hereunder of such series as the Company may  designate.  Such purchase  shall be at public or private sale, as the Trustee may  determine,  at the lowest prices at which such bonds can be obtained, not exceeding the current redemption  price of such  bonds as shall be by their  terms  redeemable  before maturity,  or at not more than one  hundred  and five per  centum  (105%) of the principal of bonds not so redeemable,  plus accrued interest.  The Company shall have  the  right  to  tender  bonds  for  sale by it to the  Trustee  under  the provisions of this Section. Before making any such purchase the Trustee may, and upon request of the Company,  shall, by notice published once in each of two (2)
successive  calendar weeks (on any secular day in the week which need not be the same day in each week) in one daily  newspaper,  printed in the English language and published and of general  circulation in the Borough of Manhattan,  The City of New York,  advertise for written proposals (to be received by it on or before a specified  date) to sell to it on or before a subsequent  specified date bonds of the series  designated  by the Company then  outstanding  hereunder;  and the
Trustee,  to the  extent,  as nearly as is  possible,  of such funds then in its hands and requested by the Company to be so applied, shall purchase the bonds so offered at the price or prices most  favorable  to the Company,  and  reasonable notice  shall be mailed by the  Trustee  to the  holder or  holders of the bonds whose  proposals may be accepted.  Should there be two or more  proposals at the same price  aggregating more than the amount which the Trustee has available for investment,  after having  accepted all proposals at lower  prices,  the Trustee shall  invest the amount so  available,  by  acceptance  of  proposals  so as to acquire the  requisite  amount of bonds at the lowest cost  possible,  provided, however,  that to the extent  consistent  with the acquisition of such amount of bonds at the lowest cost possible the Trustee shall (a) in accepting  proposals, give  preference  to such  proposals as are subject to  acceptance  of a portion thereof as against  proposals  not  subject to such  acceptance,  (b) as between proposals subject to acceptance of a portion thereof,  accept the same pro rata, and (c) as between  proposals  not  subject to such  acceptance,  select by lot, according to such method as the Trustee shall deem proper in its discretion, the proposals  to be  accepted.  The  Trustee may also in its  discretion,  and upon request of the Company so to do, shall invite  offers of bonds for sale to it in any other usual manner.  The Trustee may reject any or all proposals in whole or in part if it can at the time of opening said  proposals  purchase the requisite amount of such bonds or any part  thereof  from the Company or others at a lower price than it could by accepting said proposals.  All offers by holders shall be subject to acceptance of a portion  thereof  unless  otherwise  expressed in the offers and all advertisements for written proposals shall so state.

     The Company shall pay to the Trustee,  on demand, the amount of accrued and unpaid interest upon all bonds purchased pursuant to this Section or redeemed in the manner and as provided in this Article XII.

     SECTION 63. All bonds issued hereunder paid,  retired or redeemed under any of the  provisions of this  Indenture or purchased by the Trustee as provided in
Section  62 hereof and all  appurtenant  coupons,  if any,  shall  forthwith  be canceled  by the  Trustee,  and at the  request of the  Company  the Trustee may cremate the same and deliver to the Company a certificate of such cremation.

                                  ARTICLE XIII.

         POSSESSION, USE AND RELEASE OF MORTGAGED AND PLEDGED PROPERTY.

     SECTION 64. Unless the Company is in default in the payment of the interest on any of the bonds then  outstanding  hereunder or one or more of the completed defaults  specified in  Section 72 hereof shall have occurred and be continuing, the  Company  shall be suffered  and  permitted  to  possess,  use and enjoy the mortgaged and pledged property (except such cash as is expressly  required to be deposited  with the  Trustee  and  except,  to the extent  not herein  otherwise provided,  such  securities as are expressly  required to be deposited  with the
Trustee), and to receive, use and dispose of the tolls, rents, revenues, issues, earnings, income, product and profits thereof, with power in the ordinary course of business freely and without let or hindrance on the part of the Trustee or of the  bondholders,  to use,  consume  and dispose of  supplies  acquired  for the purpose and except as herein otherwise expressly provided,  to the contrary,  to exercise any and all rights under choses in action,  contracts,  franchises  and claims.

     SECTION 65. Unless the Company is in default in the payment of the interest on any of the bonds then  outstanding  hereunder or one or more of the completed defaults  specified in Section 72 hereof shall have occurred and be  continuing, the  Company  may at any time and from  time to time,  without  any  release  or consent by the Trustee, or accountability thereto for any consideration received by the Company:

          (1) sell or otherwise dispose of, free from the lien of this Indenture any machinery,  equipment, tools, implements or other property, which shall have become old, inadequate,  obsolete,  worn out or unfit or unadapted for use in the  operations  of the  Company,  upon  replacing  the  same  by or substituting  for the same other  property (not then within the term funded property) of at least equal value to that of the property sold or otherwise disposed of and subject to no liens prior hereto  except liens to which the property sold or otherwise disposed of was subject;

          (2) cancel or make changes or alterations in or  substitutions  of any and all contracts, leases and/or right of way grants;

          (3)  surrender  or assent to the  modification  of any  right,  power, franchise,  license,  governmental  consent or permit under which it may be operating,  provided that such surrender or modification is, in the opinion of the Board of  Directors of the Company  (such  opinion to be stated in a resolution to be filed with the  Trustee),  desirable in the conduct of the business  of the  Company  and does not  impair the  security  of the bonds outstanding hereunder.

     SECTION  66. A.  Unless the  Company  is in  default in the  payment of the interest on any bonds then outstanding hereunder or one or more of the completed defaults  specified in Section 72 hereof shall have occurred and be  continuing, the Company may obtain the release of any of the mortgaged and pledged property, except cash then held by the Trustee (provided,  however,  that prior lien bonds deposited  with the Trustee shall not be released  except as provided in Article
XI hereof, and that, at the option of the Company, the mining properties and the land and  buildings  located at West Tenth  Street  and White  River  Boulevard,
Indianapolis,  Indiana,  owned by the Company at the date hereof may be released as provided  hereafter in paragraph B of this Section 66), and the Trustee shall release the same from the lien hereof  upon the  application  of the Company and receipt by the Trustee of

          (1) a resolution  describing in  reasonable  detail the property to be released  and  requesting  such  release and  stating  that the Company has disposed of,  exchanged or dedicated,  or agreed to dispose of, exchange or dedicate the same;

          (2) a  Treasurer's  certificate  stating  that the  Company  is not in default  in the  payment  of the  interest  on any bonds  then  outstanding hereunder and that none of the completed  defaults  specified in Section 72 hereof has occurred and is continuing;

          (3) if the fair value of the property to be released,  as set forth in the certificate  required by this subdivision (3), is equal to or more than the greater of (i) Twenty-five  thousand Dollars  ($25,000) or (ii) one per centum (1%) of the aggregate principal amount of the bonds outstanding, and if the fair value of the property to be released and of all other  property released since the  commencement of the current calendar year, as set forth in the certificates  required by this subdivision (3), is ten per centum or more of the aggregate  principal  amount of bonds at the time  outstanding,
     then  an  independent  engineer's  certificate;   otherwise  an  engineer's
     certificate;   such  engineer's   certificate  or  independent   engineer's
     certificate,  as the case may be,  shall be made and  dated  not more  than ninety (90) days prior to the date of such application and shall state: (a)
     the fair  value,  in the  opinion of the  signers,  of the  property  to be released;  (b) what  portion,  if any,  of the  property  to be released is funded  property;  (c) that such  release is in the  opinion of the signers desirable in the conduct of the business of the Company;  and (d) that such release will not impair the security under this Indenture in  contravention of the provisions hereof;

          (4) an  amount  in  cash,  to be  held by the  Trustee  as part of the mortgaged and pledged property,  equivalent to the amount, if any, by which the then fair value of the  property to be released,  as'  specified in the engineer's  certificate or in the independent engineer's  certificate,  as the case  may be,  provided  for in  subdivision  (3)  above,  exceeds  the aggregate (subject to the limitations  hereinafter  contained in clause (c)
     of this subdivision  with respect to obligations  secured by purchase money mortgages upon the property released) of the following items:

               (a) the principal  amount of any obligations  secured by purchase money mortgage upon the property released delivered to the Trustee, to be held as part of the mortgaged and pledged property; and

               (b) one hundred and  forty-two and  six-sevenths  per centum (142
          6/7%) of the  principal  amount  of each bond or fraction of a bond to the authentication and delivery of which the Company shall be entitled under  any of the  provisions  of this  Indenture  (other  than  those
          contained  in  Section  32  hereof  and  except  that  against   bonds
          authenticable under Section 31 hereof,  credit may be taken under this subdivision  in an amount equal only to one hundred per centum  (100%)
          of the principal  amount of such bonds) by virtue of  compliance  with all  applicable  provisions  of this  Indenture  (except any  earnings
          requirements   or  net   earnings   certificates)   relating  to  such
          authentication  and delivery but which have not been authenticated and delivered; provided, however, that any application for such release of property  shall,  to the  extent,  and to the  extent  only,  that the property so to be released is (i) funded  property,  or (ii)  property the  expenditures for which have been made the basis of a credit under
          Section 41 hereof,  operate as a waiver by the Company of the right to the  authentication and delivery of each such bond or fraction thereof on the basis of which  right such  property is  released;  and to such
          extent  no  such  bond  or   fraction   thereof  may   thereafter   be
          authenticated  and  delivered  hereunder  and,  to  such  extent,  any property  additions  which  were  the  basis  of  such  right  to  the authentication  and  delivery of bonds so waived shall have the status of funded property; and

               (c) the principal  amount of any obligations  secured by purchase money  mortgage upon the property to be released  and/or any amount in cash, that is evidenced to the Trustee by a certificate of the trustee or other  holder of a prior lien or a lien prior  hereto,  as the case may be,  stating  that such  trustee or other  holder has received and holds the same in accordance with the provisions of such prior lien or lien prior hereto in consideration for the release of such property or any part thereof from such prior lien or lien prior hereto;

     provided,   however,   that  for  the  purposes  of  this  subdivision  (4)
     obligations  secured by purchase  money  mortgages  upon the property to be released shall be included in determining such aggregate only to the extent of a sum which shall not exceed  seventy per centum (70%) of the fair value of the property  released and only if the principal  amount of the purchase money  obligations  so included plus the  principal  amount of all purchase money  obligations  then held by the  Trustee  or by the  trustee  or other holder of a prior lien or lien prior  hereto under the  provisions  of this subdivision (4) and theretofore  included in making the computation  herein provided for shall not exceed five per centum (5%) of the principal  amount of all bonds then outstanding under this Indenture;

          (5) in case any  obligations  secured by purchase  money mortgage upon the  property to be released  are  included in the  consideration  for such release and are  delivered to the Trustee or to the trustee or other holder of a prior lien or a lien prior  hereto in  connection  with any release of such  property,  an opinion  of counsel to the effect  that in his or their opinion,  such  obligations  are valid  obligations,  and that any purchase money  mortgage  securing the same is sufficient to afford a valid purchase money  lien upon the  property  to be  released,  subject  to no lien prior thereto except such liens, if any, as shall have existed thereon just prior to such release as liens prior to the lien of this Indenture.

     In case the  release  of  property  is in whole or in part,  based upon the right to the authentication and delivery of bonds (as permitted under clause (4)
(b) of this Section) the Company,  except as otherwise in this Section provided, shall comply with all applicable  provisions of this Indenture  relating to such authentication and delivery;  provided,  however, that in no such case shall the
Company be required to deliver to the Trustee any resolution or document such as is described in subdivisions (1), (2), (6) and (10) of Section 30 hereof or such parts of the opinion as are described in clause (e) of  subdivision  (7) of said
Section 30 or such parts of the opinions  described in  subdivision  (7) of said
Section 30 as relate solely to the authorization of the issuance of bonds of the
Company by  governmental  authorities  or by the Company or to the  supplemental indenture  described  in  subdivision  (10) of Section 30, or to comply with the provisions of Section 29 hereof;  and provided further,  that if the property to be released  is not funded  property  (i) the  Company  shall not be required to comply with the  provisions  of Section 28 hereof,  and (ii) that portion of the opinion of counsel required by, clause (d) of subdivision (7) of said Section 30 may state that the  property  additions  made the basis of the  application  for release are subject to prior liens which  secure prior lien bonds which have not ceased to be outstanding under the provisions of Section 6 hereof;  and provided further,  that if any such  application  for  release  on the basis of  property additions  shall  not  operate  as a waiver by the  Company  of the right to the authentication  and delivery of bonds on the basis of such  property  additions, then none of the  computations set forth in subdivision (II) of Section 4 hereof need be made  and  provided  further  that the  cost of any  property  additions received or to be received by the Company in whole or in part, as  consideration in  exchange  for the  property to be  released  shall for all  purposes of this
Indenture be deemed to be the amount stated in the engineer's  certificate or in the  independent  engineer's  certificate,  as the case may be,  provided for in subdivision  (3) of this  Section  to be the fair  value of the  property  to be released  (a)  plus the  amount  of any  cash or the  fair  value  of any  other consideration  to be  stated  in  such  engineer's  certificate  or  independent engineer's certificate,  as the case may be, paid and/or delivered or to be paid and/or  delivered by the Company in connection  with such exchange as additional consideration for such property  additions or (b) less the amount of any cash or the fair value of any other  consideration,  which  shall also be stated in such engineer's  certificate or independent engineer's  certificate,  as the case may be,  received or to be received by the Company in connection  with such exchange in addition to such property additions.

     Any prior lien bonds deposited with the Trustee  pursuant to the provisions of this  Section  shall be held by the  Trustee  subject  to the  provisions  of
Article XI hereof and any moneys and/or purchase money obligations  and/or other property and/or the proceeds of any thereof and/or substitutes therefor received by the Trustee  under this Section  shall be held as part of the  mortgaged  and pledged property and such moneys and/or purchase money obligations shall be paid over, with drawn,  used or applied,  in the manner,  to the extent,  and for the purposes and subject to the conditions provided in Section 68 hereof.

     B. Unless the  Company is in default in the payment of the  interest on any bonds  then  outstanding  hereunder  or one or  more of the  completed  defaults specified  in  Section 72 hereof  shall have  occurred  and be  continuing,  the
Company  may obtain  the  release,  as a whole,  of the coal  mining  properties located in Sullivan County, Indiana described in Part II of the granting clauses hereof  and/or of the coal mining  properties  located in Pike  County,  Indiana described  in Part  III of the  granting  clauses  hereof,  and/or  the land and buildings located at West Tenth Street and White River Boulevard,  Indianapolis,
Indiana,  and the Trustee  shall  release the same from the lien hereof upon the application of the Company and receipt by the Trustee of

          (i) a resolution  describing in  reasonable  detail the property to be released  and  requesting  such  release and  stating  that the Company has disposed of or exchanged, or agreed to dispose of or exchange the same;

          (ii) a  Treasurer's  certificate  as  described  in clause (2) of this
     Section; and

          (iii)  cash in the  amount of  $543,430.65  with  respect  to the coal mining  properties  located in  Sullivan  County,  Indiana,  or cash in the amount of $38,018.05 for the coal mining properties located in Pike County,
     Indiana,  or cash in the  amount of  $17,500  with  respect to the land and
     buildings   located  at  West  Tenth  Street  and  White  River  Boulevard,
     Indianapolis,  Indiana,  to be held by the Trustee as part of the mortgaged and pledged property and to be paid over,  withdrawn,  used or applied,  in the  manner,  to the  extent,  and  for the  purposes  and  subject  to the conditions provided in Section 68 hereof.

     SECTION 67. Unless the Company is in default in the payment of the interest on any bonds then outstanding hereunder or one or more of the completed defaults specified  in  Section 72 hereof  shall have  occurred  and be  continuing,  the
Trustee shall  whenever from time to time requested by the Company (such request to be evidenced by a resolution)  and without  requiring  compliance with any of the  provisions  of Section 66 hereof,  release from the lien hereof real estate unimproved  for use in the  conduct  of the  business  of the  Company,  and the retention  of which is, in the opinion of the Board of Directors of the Company, no longer desirable in the conduct of the business of the Company,  provided the aggregate  value of such real estate so released  without such compliance in any period of twelve (12)  consecutive  calendar  months shall not exceed the sum of
Fifty  thousand  dollars  ($50,000).  Prior to the granting of any such release, there  shall be  delivered  to the  Trustee  an  engineer's  certificate  (or an independent  engineer's  certificate if an  independent  engineer's  certificate would be required under  subdivision (3) of Section 66, if the release was being applied  for under  Section  66)  which  shall  state (a) the fair  value in the opinion of the signers of the property to be released, (b) what portion, if any, of the property to be released is funded property,  (c) that the release thereof will not impair  the  security  under this  Indenture  in  contravention  of the provisions  hereof, and (d) such other facts required to be known by the Trustee as a  condition  precedent  to  action by it under  this  Section.  The  Company covenants that it will deposit with the Trustee,  to be dealt with in the manner provided in Section 68 hereof,  the  consideration,  if any, received by it upon the sale or other disposition of any such real estate so released (to the extent that the same  shall not have been paid or  delivered  to the  trustee  or other holder  of  a  mortgage  or  other  instrument  constituting  a  prior  lien  or constituting a lien prior to the lien of this  Indenture in accordance  with the provisions thereof and a Treasurer's  certificate to that effect shall have been furnished to the Trustee).

     SECTION 68. (I) Any money received in  consideration  of any release by the
Trustee under this Article XIII,  including  payment on account of the principal of any obligations secured by purchase money mortgage so received, shall be paid to and held by the Trustee; and, unless the Company is in default in the payment of the  interest on any bonds then  outstanding  hereunder or one or more of the completed  defaults  specified in Section 72 hereof  shall have  occurred and be continuing, such money and any other money which by the provisions hereof are to be applied as in this Section provide4 (subject to the provisions of paragraph B of Section 69 hereof),

          (1) may be  withdrawn  from time to time by the  Company  in an amount equal to one hundred and forty-two and six-sevenths  per centum  (142-6/7%)
     of the  principal  amount  of  each  bond  or  fraction  of a  bond  to the authentication  and delivery of which the Company  shall be entitled  under any of the  provisions  of this  Indenture  (other than those  contained in
     Section 32 hereof and except that against bonds authenticable under Section
     31 hereof, money may be withdrawn under this subdivision in an amount equal only to one  hundred  per  centum  (100%) of the  principal  amount of such bonds) by virtue  of  compliance  with all  applicable  provisions  of this
     Indenture (except any earnings  requirements or net earnings  certificates)
     relating  to such  authentication  and  delivery  but  which  have not been authenticated and delivered;  provided,  however, that any request for such withdrawal of money shall, to the extent,  and to the extent only, that the money to be so withdrawn is funded cash, operate as a waiver by the Company of the  right to the  authentication  and  delivery  of each  such  bond or fraction thereof on the basis of which right such funded cash is withdrawn;
     and to such  extent no such bond or  fraction  thereof  may  thereafter  be authenticated  and delivered  hereunder  and, to such extent,  any property additions  which  were the basis of such  right to the  authentication  and delivery of bonds so waived shall have the status of funded property; or

          (2) may,  upon the request of the  Company,  evidenced by a resolution delivered to the Trustee,  be used by the Trustee for the purchase of bonds issued hereunder in accordance with the provisions of Section 62 hereof; or

          (3) may,  upon the request of the Company,  evidenced by a resolution delivered to the Trustee,  be applied by the Trustee to the  redemption  of any  bonds  issued  hereunder  as  are by  their  terms  redeemable  before maturity,  of  such  series  as may be  designated  by  the  Company,  such redemption to be in the manner and as provided in Article XII hereof.

     Such moneys shall, from time to time, be paid out or used or applied by the
Trustee,  as  aforesaid,  upon  the  request  of  the  Company  evidenced  by  a resolution, and upon receipt by the Trustee of a Treasurer's certificate stating that the Company is not in default in the  payment of the  interest on any bonds then outstanding  hereunder and that none of the completed defaults specified in
Section 72 hereof has occurred and is continuing. In case the withdrawal of cash is, in whole or in part, based upon the right to the authentication and delivery of bonds (as  permitted  under  subdivision  (1) of this  Section)  the Company, except as otherwise in this Section  provided,  shall comply with all applicable provisions  of this  Indenture  relating to such  authentication  and  delivery;
provided, however, that in no such case shall the Company be required to deliver to the Trustee any  resolution or document such as is described in  subdivisions
(1),  (2), (6) and (10) of Section 30 hereof or such parts of the opinion as are described in clause (e) of  subdivision  (7) of said Section 30 or such parts of the opinion  described in subdivision (7) of said Section 30 as relate solely to the  authorization  of the  issuance  of bonds of the  Company  by  governmental authorities  or by the Company or to the  supplemental  indenture  described  in subdivision (10) of Section 30, or to comply with any earnings  requirements and provided  further,  that if the cash to be  withdrawn is not funded cash (i) the
Company  shall not be  required  to comply  with the  provisions  of  Section 28 hereof,  and (ii) that portion of the opinion of counsel  required by clause (d)
of subdivision (7) of said Section 30 may state that the property additions made the basis of the application for the withdrawal are subject to prior liens which secure  prior lien  bonds  which  have not  ceased to be  outstanding  under the provisions  of  Section  6  hereof;  and  provided  further,  that  if any  such application for withdrawal of cash on the basis of property  additions shall not operate  as a waiver  by the  Company  of the  right to the  authentication  and delivery  of bonds on the  basis of such  property  additions,  then none of the computations set forth in subdivision (H) of Section 4 hereof need be made.

     (II) Any such money  which shall not have been  withdrawn,  used or applied pursuant to the foregoing provisions of this Section within three (3) years from the date of  receipt  thereof  by the  Trustee,  shall be used or applied by the
Trustee  (unless  the  Company is in default in the  payment of  interest on any bonds  then  outstanding  hereunder  or one or  more of the  completed  defaults specified  in  Section 72 hereof  shall have  occurred  and be  continuing),  as promptly as the Trustee shall deem  reasonable or desirable,  to the purchase or redemption  of bonds  in the  manner  provided  in  subdivisions  (2) and (3) of
Section 68 hereof,  except that (a) the Trustee,  in its sole discretion,  shall determine  whether  and at what  time or  times  bonds  shall  be  purchased  or redeemed,  (b) the request by the Company  referred to in said  subdivisions (2)
and (3) shall not be  required,  and (c) if more than one series of bonds issued hereunder shall at the time be outstanding, the Trustee, in its sole discretion, shall  determine  the  amount  of such cash  which  shall be so  applied  to the purchase or  redemption  of the bonds of each such  series.  The Company  hereby authorizes  the Trustee on its behalf to give notice of  intention to redeem any bonds which are to be  redeemed  pursuant to the  foregoing  provisions,  in the manner provided by Section 59 hereof.

     Any purchase money mortgage received or to be received by the Trustee under any of the provisions of this Indenture in  consideration  of the release of any property by the Trustee  and/or the  obligations  secured by such purchase money mortgage,  may be  released  upon  payment by the  Company to the Trustee of the principal of such purchase money  mortgage or any unpaid portion  thereof and/or of the obligations thereby secured. The Trustee shall be entitled to collect the principal of and interest on any such  purchase  money  mortgage,  and/or of the obligations  thereby secured,  as and when the same shall become payable and the
Trustee may take any action  which in its judgment may be desirable or necessary to avail of the security of such purchase money mortgage.  Unless the Company is in default in the payment of the  interest on any of the bonds then  outstanding hereunder  or one or more of the  completed  defaults  specified  in  Section 72 hereof shall have  occurred  and be  continuing,  the  interest  received by the
Trustee  on any such  purchase  money  mortgage  or on the  obligations  thereby secured shall be paid over to the Company.

     Any  property  acquired  by the  Company to take the place of any  property released under any  provisions of this Article XIII shall  forthwith and without further  conveyance  become  subject  to the  lien  of and be  covered  by  this
Indenture  as a part of the  mortgaged  and  pledged  property;  but the Company shall,  if requested by the  Trustee,  convey the same,  or cause the same to be conveyed,  to the Trustee as may be so requested by  appropriate  instruments of conveyance upon the trusts and for the purposes of this Indenture.

     Any bonds issued under this Indenture  deposited with the Trustee  pursuant to the provisions of this Section shall forthwith be canceled by the Trustee and at the  request of the  Company  the  Trustee may cremate the same and deliver a certificate of such cremation to the Company, and any prior lien bonds deposited with the Trustee pursuant to the provisions of this Section shall be held by the
Trustee subject to the provisions of Article XI hereof.

     SECTION 69. A. Should any of the mortgaged and pledged property be taken by exercise  of the power of  eminent  domain or should  any  governmental  body or agency,  at any  time,  exercise  any  right  which it may have to  purchase  or designate a purchaser of any part of the  mortgaged  and pledged  property,  the
Trustee may release the  property so taken or  purchased,  upon being  furnished with an opinion of counsel to the effect  that such  property  has been taken by exercise of the power of eminent domain, or purchased in the exercise of a right which a  governmental  body or agent had to purchase or designate a purchaser of the same. The proceeds of all property so taken or purchased  shall be paid over to the Trustee (unless the same shall have been paid or delivered to the trustee or other  holder of a mortgage or other lien  constituting  a prior lien or lien prior  hereto  in  accordance  with the  provisions  thereof  and a  Treasurer's certificate  to that effect shall have been  furnished to the Trustee),  and, if paid over to the Trustee hereunder, (a) shall be applied in the manner set forth in paragraph B of this Section if the  provisions  of said  paragraph B shall be applicable,  or  (b)  if  the  provisions  of  said  paragraph  B  shall  not be applicable, shall thereafter be withdrawn, used or applied in the manner, to the extent and for the purposes and subject to the conditions provided in Section 68 hereof.

     B.  Notwithstanding the provisions set forth in Sections 66 or 68 hereof or in paragraph A of this Section relating to the withdrawal, use or application of moneys or other  proceeds paid over to the Trustee,  which  provisions  shall be inapplicable in the events hereinafter  stated,  should all or substantially all of the mortgaged and pledged property, or all or substantially all such property used in the business of generating, manufacturing,  transporting,  transmitting, distributing  or  supplying  electricity,  be taken by  exercise of the power of eminent  domain,  or should any  governmental  body or agency exercise any right which it may have to purchase or  designate a purchaser  of the same,  or should such property be sold to any  governmental  body or agency,  then, and in any of such events,  the Company shall have the right to redeem and shall promptly take all steps as shall be  necessary  to redeem  all bonds  outstanding  under  this
Indenture at the principal  amounts thereof and accrued  interest to the date of redemption  together  with the  premiums  specified  in Section  19 hereof  with respect to the bonds of the 1970 Series, and with such premiums,  if any, as may be provided,  in the  supplemental  indenture  establishing  any other series of bonds  secured  hereby,  for  the  redemption  of  such  bonds  pursuant  to the provisions of this paragraph B. The Company covenants that in any of such events it will deposit with the Trustee such an amount in cash,  if any, as, when added to any moneys  then held by the Trustee  hereunder,  shall be required to redeem all bonds outstanding under this Indenture, and the Trustee shall forthwith take such steps as may be necessary to effect such redemption and shall apply and use for such  redemption  the moneys so deposited with or held by it. If the Company fails to take any steps necessary to effect the prompt redemption of said bonds, the Trustee shall have the power in the name of the Company,  or  otherwise,  to take such steps.  If in any of the events  described  in this  paragraph B there shall be deposited  with the Trustee any moneys or other  proceeds which are not required for the redemption of the bonds outstanding hereunder,  such cash shall
(subject  to  the  Trustee's   lien  thereon  for  its  charges,   expenses  and
disbursements) be forthwith paid over by the Trustee to the Company.

     SECTION 70. In case the mortgaged  property shall be in the possession of a receiver or trustee,  lawfully appointed, the powers hereinbefore conferred upon the Company with respect to the sale or other  disposition  of the mortgaged and pledged  property may be  exercised,  with the approval of the Trustee,  by such receiver  or  trustee,  notwithstanding  the  Company  may be in default and any request,  certificate or appointment  made or signed by such receiver or trustee for such  purposes  shall be as effective as if made by the Company or its Board of Directors or any of its officers or appointees in the manner herein provided;
and if the Trustee shall be in possession of the mortgaged and pledged  property under any provision of this Indenture,  then such powers may be exercised by the
Trustee  in its  discretion  notwithstanding  the  Company  may  be in  default.
Notwithstanding  the  existence  of a default in the  payment of interest on any bonds  then  outstanding  hereunder  or the  existence  of a  completed  default specified in Section 72 hereof, the Trustee may release from the lien hereof any part of the mortgaged and pledged  property upon  compliance with the conditions specified in this Article in respect  thereof,  if the Trustee in its discretion shall deem such release for the best interests of the bondholders.

     SECTION 71. No purchaser in good faith of property  purporting to have been released  hereunder  shall be bound to ascertain the authority of the Trustee to execute the release,  or to inquire as to any facts  required by the  provisions hereof for the exercise of this authority; nor shall any purchaser or grantee of any property or rights permitted by this Article to be sold, granted,  exchanged or otherwise  disposed of, be under  obligation to ascertain or inquire into the authority  of the  Company  to make  any such  sale,  grant,  exchange  or other disposition.

                                  ARTICLE XIV.

                REMEDIES OF TRUSTEE AND BONDHOLDERS UPON DEFAULT.

     SECTION 72. Upon the occurrence of any one or more of the following  events
(herein called "completed defaults"), viz.:

          (a) Default in the payment of the principal of any bond hereby secured when the same shall have  become due and  payable,  whether at  maturity as therein expressed or by declaration, or otherwise; or

          (b)  Default  continued  for  sixty  (60) days in the  payment  of any interest upon any bond hereby secured; or

          (c) Default in the payment of any interest upon or principal  (whether at maturity as therein  expressed or by  declaration,  or otherwise) of any outstanding  prior lien bonds continued beyond the period of grace, if any, specified in the prior lien securing the same if the Company shall not have complied  with the  provisions of Section 49 hereof to the extent that such provisions may be applicable thereto; or

          (d) By decree of a court of competent  jurisdiction  the Company shall be  adjudicated a bankrupt,  or an order shall be made approving a petition
     filed  by  any   creditors   or   stockholders   of  the  Company   seeking
     reorganization or readjustment of the Company under the federal  bankruptcy laws or other law or statute  of the United  States of America or any State thereof, or, by order of a court of competent jurisdiction,  a trustee or a receiver or receivers shall be appointed of all or substantially all of the property  of the  Company  or of all or any  part  of the  property  of the
     Company subject to the lieu of this Indenture, and any such decree or order shall have  continued  unstayed on appeal or otherwise  and in effect for a period of sixty (60) days; or

          (e) The Company  shall admit in writing its inability to pay its debts generally as they mature or shall file a petition in  voluntary  bankruptcy or shall make any general  assignment for the benefit of creditors or shall consent to the  appointment  of a receiver or trustee of all or any part of its  property,  or shall  file in any court of  competent  jurisdiction,  a petition or answer seeking reorganization or readjustment under the federal bankruptcy  laws or other law or statute of the United States of America or any State  thereof,  or shall  file a  petition  to take  advantage  of any debtors' act; or

          (f) Default  continued for sixty (60) days after notice to the Company from the Trustee in the  performance  of any other  covenant,  agreement or condition  contained herein or in any indenture  supplemental  hereto or in any bond secured hereby;

the  Trustee  may,  and upon  written  request of the  holders of a majority  in principal  amount of the bonds then outstanding  hereunder,  shall, by notice in writing  delivered  to the  Company,  declare the  principal of all bonds hereby secured then  outstanding and the interest  accrued thereon  immediately due and payable,  and  such  principal  and  interest  shall  thereupon  become  and  be immediately due and payable; subject, however, to the right of the holders of at least a majority in principal amount of a1l outstanding bonds, by written notice to the  Company  and to the  Trustee to annul such  declaration  and destroy its effect  at any time  before  any sale  hereunder,  if  before  any such sale all agreements  with  respect to which  default  shall have been made shall be fully performed or made good,  and all arrears of interest upon all bonds  outstanding hereunder and the reasonable expenses and charges of the Trustee, its agents and attorneys,  and all other indebtedness  secured hereby,  except the principal of any bonds not then due by their terms and  interest  accrued on such bonds since the last interest  payment date,  shall be paid, or the amount  thereof shall be paid to the Trustee for the benefit of those entitled thereto.

     SECTION 73. The Trustee shall, within 90 days after the occurrence thereof, give to the bondholders,  in the manner and to the extent provided in subsection
(c) of Section 53 hereof,  notice of all defaults  known to the Trustee,  unless such  defaults  shall have been cured before the giving of such notice (the term
"defaults"  for the  purposes of this  Section  being  hereby  defined to be the events  specified in subdivisions  (a), (b), (c), (d), (e) and (f) of Section 72 hereof not including any periods of grace provided for in said  subdivisions and irrespective  of whether the  Trustee  has given the notice  referred to in said subdivision  (f));  and  provided  that,  except in the case of  default  in the payment of the  principal of or interest on any of the bonds,  or in the payment of any sinking or purchase  fund  instalment,  the Trustee shall be protected in withholding such notice if and so long as the board of directors,  the executive committee,  or a trust committee of directors and/or responsible officers of the
Trustee in good faith  determine  that the  withholding of such notice is in the interests of the bondholders.

     SECTION 74. Upon the  occurrence  of one or more  completed  defaults,  the
Company,  upon demand of the Trustee,  shall forthwith  surrender to the Trustee the  actual  possession  of,  and it shall be lawful  for the  Trustee,  by such officer or agent as it may appoint,  to take possession of all the mortgaged and pledged  property (with the books,  papers and accounts of the Company),  and to hold,  operate  and manage the same,  and from time to time to make all  needful repairs and such extensions,  additions and improvements as to the Trustee shall seem wise; and to receive the tolls, rents, revenues,  issues, earnings, income, products  and profits  thereof,  and out of the same to pay all proper costs and expenses  of so taking,  holding and  managing  the same,  including  reasonable compensation  to the  Trustee,  its agents and  counsel,  and any charges of the
Trustee hereunder,  and any taxes and assessments and other charges prior to the lien of this  Indenture  which  the  Trustee  may  deem it wise to pay,  and all expenses of such repairs, extensions,  additions and improvements,  and to apply the  remainder  of the  moneys  so  received  by  the  Trustee,  subject  to the provisions of Section 83 hereof with respect to extended, transferred or pledged coupons or claims for  interest,  first to the  payment  of the  instalments  of interest which are due and unpaid, in the order of their maturity,  and next, if the  principal of any of said bonds is due, to the payment of the  principal and accrued  interest thereon at the same rate as is expressed in the bonds pro rata without any preference or priority whatever, except as' aforesaid.  Whenever all that is due upon such bonds and  instalments  of  interest  and under any of the terms of this  Indenture  shall have been paid and all defaults  made good,  the
Trustee shall  surrender  possession to the Company,  its successors or assigns;
the same right of entry, however, to exist upon any subsequent default.

     SECTION 75. Upon the occurrence of one or more completed  defaults it shall be lawful for the Trustee,  by such officer or agent as it may appoint,  with or without entry, to sell all the mortgaged and pledged property as an entirety, or in such  parcels as the holders of a majority in  principal  amount of the bonds outstanding  hereunder  shall in  writing  request,  or in the  absence  of such request,  as the Trustee may determine,  at public  auction,  at some convenient place in Indianapolis, Indiana, or such other place or places as may be required by law,  having first given notice of such sale by  publication  in at least one daily newspaper of general circulation,  published in Indianapolis,  Indiana (if there be such a daily  newspaper),  at least once in each of four (4) successive calendar  weeks (on any secular day of each such calendar  week) next  preceding such sale, and by like publication in at least one daily newspaper published and of general  circulation  in the Borough of Manhattan,  The City of New York, and
any other  notice which may be required by law, and from time to time to adjourn such sale in its discretion by announcement at the time and place fixed for such sale  without  further  notice,  and upon such sale to make and  deliver  to the purchaser or purchasers a good and sufficient deed or deeds for the same,  which sale shall be a perpetual  bar,  both at law and in equity,  against the Company and all persons,  firms and corporations  lawfully claiming or who may claim by, through or under it.

     SECTION 76. In case of the breach of any of the  covenants or conditions of this Indenture,  the Trustee shall have the right and power to take  appropriate judicial  proceedings  for the  enforcement  of its rights and the rights of the bondholders hereunder. In case of a completed default hereunder, the Trustee may either  after  entry,  or without  entry,  proceed by suit or suits at law or in equity  to  enforce  payment  of the bonds  then  outstanding  hereunder  and to foreclose  this  Indenture and to sell the mortgaged and pledged  property under the  judgment or decree of a court of  competent  jurisdiction;  and it shall be obligatory upon the Trustee to take action either by such  proceedings or by the exercise of its powers with respect to entry or sale upon being  requested so to do by  the  holders  of a  majority  in  principal  amount  of  the  bonds  then outstanding hereunder and upon being indemnified, except to the extent that such indemnity is precluded under the provisions of Sections 97 and 98.

     No remedy by the terms of this Indenture  conferred upon or reserved to the
Trustee is intended to be exclusive of any other remedy, but each and every such remedy  shall be  cumulative  and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity or by statute.

     No delay or  omission  to  exercise  any right or power  accruing  upon any default  shall  impair  any such  right or power or shall be  construed  to be a waiver of any such  default or  acquiescence  therein;  and every such right and power  may be  exercised  from  time  to  time  and as  often  as may be  deemed expedient.

     No  waiver of any  default  hereunder,  whether  by the  Trustee  or by the bondholders,  shall  extend to or shall affect any  subsequent  default or shall impair any rights or remedies consequent thereon.

     In all  proceedings  for  the  foreclosure  of this  Indenture,  reasonable compensation for the services of the Trustee in case it shall act, and all costs and expenses incurred without negligence or bad faith, including all expenses of preparing for trial and trial,  reasonable attorneys' fees,  stenographer's fees or  reporter's  fees or charges  for taking or  transcribing  any  statement  of witnesses or testimony or evidence given or heard therein, expenses of procuring
testimony  and  evidence,   the  cost  of  procuring   abstracts  of  title  and
continuations thereof,  opinion of title or a title guarantee policy or policies and documentary  evidence, if any, and printing bills incurred by the Trustee in any proceeding,  or in the preparation therefor, shall become so much additional indebtedness secured by this Indenture,  prior and superior to the bonds secured hereby  and  until  the same are  paid,  such  legal  proceedings  shall  not be dismissed.

     SECTION 77. Anything in this Indenture to the contrary notwithstanding, the holders  of a  majority  in  principal  amount  of the  bonds  then  outstanding hereunder  shall  have the  right,  at any time,  by an  instrument  in  writing executed and delivered to the Trustee,  to direct the time,  method and place of conducting all proceedings to be taken for any sale of the mortgaged and pledged property, or for the foreclosure of this Indenture,  or for the appointment of a receiver or any other  proceedings  hereunder  for any remedy  available  to the
Trustee,  or for exercising any trust or power  conferred upon the Trustee under this  Indenture;  provided that such  direction  shall not be otherwise  than in accordance with the provisions of law and of this Indenture.

     SECTION 78. In case of a completed default  hereunder,  and upon the filing of a bill in equity,  or other  commencement of judicial  proceedings to enforce the rights of the  Trustee  and of the  bondholders  under this  Indenture,  the
Trustee  shall be  entitled,  as a matter  of  right,  to the  appointment  of a receiver or receivers of the mortgaged and pledged  property,  and of the tolls, rents, revenues, issues, earnings, income, products and profits thereof, pending and/or  during  such  proceedings,  with such  powers as the court  making  such appointment shall confer.

     SECTION 79. Upon any sale being made either  under the power of sale hereby given  or  under  judgment  or  decree  in  any  judicial  proceedings  for  the foreclosure or otherwise for the enforcement of this Indenture, the principal of all bonds then secured  hereby,  if not previously due, shall at once become and be immediately due and payable.

     SECTION 80. Upon any sale made either  under the power of sale hereby given or under  judgment or decree in any  judicial  proceedings  for  foreclosure  or otherwise for the enforcement of this  Indenture,  any bondholder or bondholders may bid for and purchase the mortgaged and pledged  property or any part thereof and upon  compliance  with the terms of sale may hold,  retain and  possess  and dispose of such property in his, their or its own absolute right without further accountability,  and any purchasers at any such sale may, in paying the purchase money,  turn in any of the bonds and coupons or claims for interest  outstanding hereunder in lieu of cash to the amount which shall,  upon  distribution  of the net  proceeds  of such  sale,  be  payable  thereon,  subject,  however,  to the provisions in respect to extended,  pledged and  transferred  coupons and claims for interest contained in Section 83 hereof. Said bonds and coupons, in case the amounts so payable  thereon shall be less than the amount due thereon,  shall be returned  to the  holders  thereof  after  being  appropriately  stamped to show partial payment.

     SECTION 81. Upon any sale made either  under the power of sale hereby given or under judgment or decree in any judicial  proceedings  for the foreclosure or otherwise for the enforcement of this  Indenture,  the receipt of the Trustee or of the officer making such sale shall be a sufficient discharge to the purchaser or purchasers at any sale for his or their  purchase money and such purchaser or purchasers,  his or their assigns or personal representatives,  shall not, after paying such purchase  money and receiving such receipt of the Trustee or of such officer  therefor,  be obliged to see to the application of such purchase money, or be in any wise  answerable for any loss,  misapplication  or  non-application thereof.

     SECTION  82. Any sale made either  under the power of sale hereby  given or under  judgment  or  decree  in any  judicial  proceedings  for  foreclosure  or otherwise for the  enforcement  of this  Indenture,  shall operate to divest all right, title, interest, claim and demand whatsoever, either at law or in equity, of the Company, of, in and to the property so sold, and shall be a perpetual bar both at law and in equity  against the Company,  its  successors and assigns and against any and all persons, firms or corporations claiming or who may claim the property  sold or any part  thereof,  from,  through or under the  Company,  its successors or assigns.

     SECTION 83. The  proceeds  of any sale made either  under the power of sale hereby given,  or under judgment or decree in any judicial  proceedings  for the foreclosure or otherwise for the  enforcement of this  Indenture,  together with any other  amounts of cash which may then be held by the  Trustee as part of the mortgaged and pledged property, shall be applied, as follows:

          First--To the payment of all taxes, assessments,  governmental charges or liens prior to the lien of this Indenture, except those subject to which such sale shall have been made,  and of all the costs and  expenses of such foreclosure and sale, including reasonable compensation to the Trustee, its agents  and  attorneys,  and of  all  other  sums  payable  to the  Trustee hereunder as  compensation  for all other services  and/or by reason of any expenses or  liabilities  incurred or advances made in connection  with the management or administration of the trusts hereby created;

          Second--To  the payment in full of the amounts then due and unpaid for principal and interest upon the bonds then secured hereby; and in case such proceeds  shall  be  insufficient  to pay in full  the  amounts  so due and unpaid,  then to the payment thereof ratably,  with interest on the overdue principal  at the rates  expressed  in the  bonds,  without  preference  or priority of principal over interest,  or of interest over principal,  or of any instalment of interest over any other instalment of interest; provided, however,  that if the time  for the  payment  of any  coupon  or claim  for interest  upon any of the bonds  secured  hereby  shall have been  extended
     (except  pursuant to action  taken under  Article XX hereof) by or with the consent of the Company,  or if any thereof at or after  maturity shall have been  transferred  or pledged  separate from the bond to which they relate, such  coupons  or claims  for  interest  shall not be  entitled  in case of default hereunder to the benefit or security of this Indenture except after the prior  payment in full of the  principal of all bonds issued  hereunder and then secured  hereby and of all coupons and claims for interest on such bonds the payment of which has not been so extended,  or not so transferred or pledged; but the foregoing proviso shall not be applicable to any coupon or claim for  interest,  the time for the payment of. which shall have been extended,  if such  extension be pursuant to a plan proposed by the Company to all  holders  of any one or more  series of bonds then  outstanding  and accepted  by or  binding  upon the  holder  of such  coupon  or  claim  for interest;

          Third--Any surplus thereof remaining to the Company, its successors or assigns or to whosoever may be lawfully entitled to receive the same.

     SECTION  84. In case of a default on its part,  as  aforesaid,  neither the
Company nor any one claiming through or under it shall or will set up, claim, or seek to  take  advantage  of any  appraisement,  valuation  stay,  extension  or redemption  laws now or  hereafter  in force in any  locality  where  any of the mortgaged  and pledged  property may be situated,  in order to prevent or hinder the  enforcement or foreclosure of this  Indenture,  or the absolute sale of the mortgaged  and  pledged  property,  or  the  final  and  absolute  putting  into possession thereof,  immediately after such sale, of the purchaser or purchasers thereat,  but the Company, for itself and all who may claim through or under it, hereby  waives  the  benefit  of all such laws and  hereby  waives  all right of appraisement  and  redemption to which it may be entitled  under the laws of the
State of Indiana or of any other  state where any of the  mortgaged  and pledged property  may be  situated.  And the  Company,  for itself and all who may claim through or under it,  waives any and all right to have the estates  comprised in the security intended to be created hereby marshaled upon any foreclosure of the lien hereof,  and agrees that any court having  jurisdiction  to foreclose  such lien may sell the mortgaged and pledged property as an entirety.

     SECTION  85. The  Company  covenants  that if default  shall be made in the payment of the principal of any bonds hereby  secured when the same shall become payable, whether by the maturity of said bonds or otherwise, then upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the bonds and coupons then secured hereby the whole amount due and payable on all such bonds and coupons for principal  and  interest,  with interest upon the overdue principal at the same rate borne by the bonds which are overdue;  and in case the Company  shall fail to pay the same  forthwith  upon such  demand,  the
Trustee in its own name and as trustee of an express  trust shall be entitled to sue for and to recover judgment for the whole amount so due and unpaid.

     The Trustee,  to the extent  permitted by law, shall be entitled to sue and recover  judgment  either  before  or  after  or  during  the  pendency  of  any proceedings for the enforcement of the lien of this Indenture upon the mortgaged and pledged property,  and in case of a sale of any of the mortgaged and pledged property  and of the  application  of the proceeds of sale to the payment of the debt  hereby  secured,  the Trustee in its own name and as trustee of an express trust shall be entitled  to enforce  payment of and to receive all amounts  then remaining  due and  unpaid  upon  any  and all of the  bonds  and  coupons  then outstanding  hereunder,  for the benefit of the holders thereof, and the Trustee shall be entitled  to recover  judgment  for any  portion of the debt  remaining unpaid,  with  interest.  No recovery of any such judgment by the Trustee and no levy of any  execution  upon any such  judgment  upon any of the  mortgaged  and pledged property or upon any other property shall in any manner or to any extent affect the lien of this Indenture upon the mortgaged and pledged property or any part thereof, or any rights, powers or remedies of the Trustee hereunder, or any lien,  rights,  powers or remedies  of the  holders of the said bonds,  but such lien,  rights,  powers and remedies of the Trustee and of the bondholders  shall continue unimpaired as before.

     Any moneys thus  collected  or received by the Trustee  under this  Section shall be applied by it first, to the payment of its expenses,  disbursements and compensation and the expenses,  disbursements and compensation of its agents and attorneys,  and, second,  toward payment of the amounts then due and unpaid upon such  bonds  and  coupons  in  respect  of which  such  moneys  shall  have been collected,  ratably and without  preference  or priority of any kind (subject to the  provisions  of Section 83 hereof with respect to extended,  transferred  or pledged  coupons  and claims for  interest)  according  to the  amounts  due and payable  upon such  bonds and  coupons,  respectively,  at the date fixed by the
Trustee for the  distribution of such moneys,  upon  presentation of the several bonds and coupons and upon stamping such payment thereon, if partially paid, and upon surrender thereof, if fully paid.

     In case  of any  reorganization,  receivership,  insolvency  or  bankruptcy proceedings  affecting  the Company or its property the Trustee shall have power to intervene and take any action  therein that may be permitted by the Court and shall be  entitled  to file and  prove a claim  for the  entire  amount  due and payable by the Company under this  Indenture at the date of the  institution  of such proceedings and for any additional  amount which may become due and payable by the Company hereunder after such date, without regard to or deduction for any amount which may have been or which may  thereafter  be  received,  collected or realized by the Trustee from or out of the mortgaged and pledged property or any part thereof or from or out of the proceeds thereof or any part thereof.

     The Trustee is hereby irrevocably  appointed (and the successive respective holders of bonds and coupons issued  hereunder,  by taking and holding the same, shall be  conclusively  deemed to have so  appointed  the  Trustee) the true and lawful  attorney-in-fact  of the  respective  holders  of the bonds and  coupons issued  hereunder,  with authority to make or file,  irrespective of whether the bonds or any of them are in default as to payment of principal  or interest,  in the respective  names of the holders of the bonds or coupons or in behalf of all holders  of the bonds or  coupons as a class,  any proof of debt,  amendment  to proof of debt,  petition  or other  document,  and to do and perform any and all acts and  things  for and in behalf of the  respective  holders  of the bonds or coupons as a class,  as may be  necessary  or  advisable,  in the opinion of the
Trustee,  in order to have the respective  claims of the holders of the bonds or coupons  against the  Company  allowed in any equity  receivership,  insolvency, liquidation,  bankruptcy,  reorganization or other similar  proceedings to which the  Company  shall be a party and to  receive  payment of or on account of such claims; and any receiver, assignee or trustee in bankruptcy is hereby authorized by each of the  bondholders  to make such  payments to the  Trustee,  and in the event that the Trustee shall consent to the making of such payments  directly to the  bondholders,  to pay to the Trustee any amount due it for  compensation and expenses,  including  counsel  fees,  incurred  by it up to  the  date  of  such distribution.  Nothing  herein  contained  shall be construed  to authorize  the
Trustee  to  accept  any  composition  or plan of  reorganization  on  behalf of bondholders or to surrender any rights of bondholders.

     SECTION  86.  All  rights of action  (including  the right to file proof of claim)  under  this  Indenture  or under  any of the  bonds or  coupons,  may be enforced by the Trustee without the possession of any of the bonds or coupons or the production thereof on any trial or other proceeding relative thereto and any such suit or  proceeding  instituted by the Trustee shall be brought in its name as Trustee and any  recovery of judgment  shall be for the equal  benefit of the holders of the  outstanding  bonds and  coupons,  subject to the  provisions  of
Section 83 hereof with respect to extended,  transferred or pledged  coupons and claims for interest.

     SECTION  87.  No  holders  of any bond or  coupon  shall  have any right to institute any suit, action or proceeding in equity or at law for the foreclosure of  this  Indenture  or  for  the  execution  of any  trust  hereof  or for  the appointment  of a receiver  or any other  remedy  hereunder,  unless such holder shall  have  previously  given to the  Trustee  written  notice  of a  completed default,  nor  unless  also the  holders  of  twenty-five  per  centum  (25%) in principal amount of the bonds then outstanding hereunder shall have made written request to the Trustee and shall have offered it reasonable  opportunity  either to proceed to exercise  the powers  hereinbefore  granted or to  institute  such action,  suit or  proceeding  in its own name,  nor unless  also they shall have offered to the  Trustee  adequate  security  and  indemnity  against  the costs, expenses and liabilities to be incurred therein or thereby;  it being understood and intended  that no one or more holders of the bonds or coupons shall have any right in any manner whatsoever to affect,  disturb or prejudice the lien of this
Indenture by his or their action or to enforce any right hereunder except in the manner herein  provided,  and that all  proceedings at law or in equity shall be instituted,  had and maintained in the manner herein  provided and for the equal benefit of all holders of outstanding bonds and coupons.

     Notwithstanding the provisions of Section 88 or any other provision of this
Indenture or any indenture  supplemental hereto, nothing in this Indenture or in any such  supplemental  indenture  contained shall affect or impair the right of any bondholder,  which is absolute and unconditional,  to enforce the payment of the principal of and interest on his bonds at and after the maturity  thereof as therein  expressed or the obligation of the Company,  which is also absolute and unconditional,  to pay the principal of and interest on each of the bonds issued hereunder to the respective  holders thereof at the time and place in said bonds and the appurtenant coupons expressed.

     SECTION 88. Notwithstanding any other provision of this Indenture,  all the parties  hereto  agree,  and each holder or owner of any bond by his  acceptance thereof after the date of the  execution  hereof shall be deemed to have agreed, that any Court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee,  the filing by any party  litigant in such suit of an under  taking to pay the  costs of such  suit,  and that such
Court  may in its  discretion  assess  reasonable  costs,  including  reasonable attorneys' fees,  against any party litigant in such suit,  having due regard to the merits and good faith of the claims or defenses made by such party litigant;
but the provisions of this Section shall not apply to any suit instituted by the
Trustee,  to any suit  instituted  by any  bondholder  or group of  bondholders, holding in the aggregate  more than ten per centum (10%) in principal  amount of the bonds  outstanding,  or to any suit  instituted  by any  bondholder  for the enforcement  of the payment of the  principal of or interest on any bond,  on or after the respective due dates expressed in such bond.

     SECTION 89. The Company may waive any period of grace  provided for in this
Article.

     In case the Trustee  shall have  proceeded  to enforce any right under this
Indenture by foreclosure,  entry or otherwise,  and such proceedings  shall have been  discontinued  or abandoned for any reason,  or shall have been  determined adversely  to the  Trustee,  then and in every  such  case the  Company  and the
Trustee shall be restored to their former  positions and rights  hereunder  with respect to the  mortgaged  and pledged  property,  and all rights,  remedies and powers of the Trustee shall continue as if no such proceedings had been taken.

                                   ARTICLE XV.

            EVIDENCE OF RIGHTS OF BONDHOLDERS AND OWNERSHIP OF BONDS.

     SECTION  90.  Any  request,  declaration  or other  instrument,  which this
Indenture  may require or permit to be signed and  executed by the  bondholders, may be in any number of concurrent  instruments of similar  tenor,  and shall be signed or executed by such  bondholders  in person or by attorney  appointed  in writing. Proof of the execution of any such request or other instrument, or of a writing  appointing  any such  attorney,  or of the holding by any person of the bonds or coupons appertaining thereto, may be made in the following manner:

          (a) The fact and date of the  execution  by any person of such request or other  instrument  or writing  may be proved by the  certificate  of any notary public, or other officer authorized to take acknowledgments of deeds to be recorded  in the state in which he  purports to act,  that the person signing such request or other instrument  acknowledged to him the execution thereof, or by an affidavit of a witness of such execution;

          (b) The amount of bonds  transferable  by delivery  held by any person executing such request or other instrument as a bondholder,  and the series and  serial  numbers  thereof,  held by such  person,  and the  date of his holding  the same,  may be proved by a  certificate  executed  by any trust company,  bank,  banker  or other  depositary  wherever  situated,  if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the  date  therein  mentioned  such  person  had on  deposit  with  such depositary,  the bonds  described  in such  certificate.  The  Trustee  may nevertheless  in its  discretion  require  further  proof in cases where it deems further proof  desirable.  The ownership of registered bonds shall be proved by the registry books.

     Any request, consent or vote of the owner of any bond shall bind all future owners of the same in respect of anything done or suffered by the Company or the
Trustee in pursuance thereof.

     SECTION  91. The  Company  and the Trustee may deem and treat the bearer of any temporary or coupon bond outstanding hereunder,  which shall not at the time be registered as to principal as hereinbefore authorized,  and the bearer of any coupon for interest on any such bond,  whether such bond shall be  registered or not, as the absolute  owner of such bond or coupon,  as the case may be, for the purpose of  receiving  payment  thereof or on account  thereof and for all other purposes,  and neither  the  Company  nor the  Trustee  shall be affected by any notice to the contrary.

     The Company and the Trustee may deem and treat the person in whose name any fully registered bond  outstanding  hereunder shall be registered upon the books of the Company as herein authorized,  as the absolute owner of such bond for the purpose of receiving  payment of or on account of the  principal of and interest on such bond and for all other purposes,  and they may deem and treat the person in whose name any coupon  bond shall be so  registered  as to  principal  as the absolute owner thereof for the purpose of receiving  payment of or on account of the principal  thereof and for all other purposes,  except to receive payment of interest  represented by outstanding  coupons;  and all such payments so made to any such  registered  holder or upon his order,  shall be valid and effectual to satisfy and discharge  the liability  upon such bond to the extent of the sum or sums so paid,  and neither the Company nor the Trustee  shall be affected by any notice to the contrary.

     Neither the Company nor the Trustee  shall be bound to recognize any person as the holder of a bond  outstanding  under this Indenture  unless and until his bond is  submitted  for  inspection,  if  required,  except as may  otherwise be provided by  regulations  made under  Section 120 hereof,  and his title thereto satisfactorily established, if disputed.

                                  ARTICLE XVI.

          IMMUNITY OF INCORPORATORS, SUBSCRIBERS TO THE CAPITAL STOCK,
                      STOCKHOLDERS, OFFICERS AND DIRECTORS.

     SECTION 92. No recourse under or upon any obligation, covenant or agreement contained in this Indenture or in any indenture  supplemental  hereto, or in any bond or coupon hereby  secured,  or because of the creation of any  indebtedness hereby secured,  shall be had against any  incorporator or any past,  present or future subscriber to the capital stock, stockholder,  officer or director of the
Company or of any predecessor or successor corporation, as such, either directly or through the Company or any  predecessor  or successor  corporation  under any rule of law,  statute or constitution or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise; it being expressly agreed and understood  that this  Indenture,  any  indenture  supplemental  hereto  and the obligations hereby and thereby secured,  are solely corporate  obligations,  and that no personal  liability  whatever  shall  attach to, or be incurred by, such incorporators,  subscribers  to the  capital  stock,  stockholders,  officers or directors of the Company or of any predecessor or successor corporation,  or any of  them,  as  such,  because  of  the  incurring  of  the  indebtedness  hereby authorized,  or under  or by  reason  of any of the  obligations,  covenants  or agreements  contained in this Indenture or in any indenture  supplemental hereto or in any of the bonds or coupons hereby secured, or implied therefrom, and that any and all such  personal  liability  of any name and  nature,  and any and all rights and claims  against  every such  incorporator,  subscriber to the capital stock, stockholder,  officer or director, as such, whether arising at common law or in equity, or created by rule of law, statute, constitution or otherwise, are
expressly   released  and  waived  as  a  condition  of,  and  as  part  of  the consideration  for, the  execution of this  Indenture and the issue of the bonds and  interest  obligations  secured  hereby;  provided,  however,  that  nothing contained in this Indenture or in the bonds is intended or shall be construed to constitute a waiver of compliance  with any provision of the  Securities  Act of
1933, as amended, or of the rules and regulations thereunder.

                                  ARTICLE XVII.

                      EFFECT OF MERGER, CONSOLIDATION, ETC.

     SECTION 93. Nothing in this Indenture  shall prevent any  consolidation  of the  Company  with,  or merger  of the  Company  into,  any  corporation  having corporate authority to carry on any of the businesses  mentioned in Section 4 of this  Indenture,  or any conveyance,  transfer or lease,  subject to the lien of this Indenture,  of all or substantially  all the mortgaged and pledged property as an  entirety  to any  corporation  lawfully  entitled to acquire or lease and operate the same; provided, how ever, and the Company covenants and agrees, that such  consolidation,  merger,  conveyance,  transfer or lease shall be upon such terms as fully to  preserve  and in no respect to impair the lien or security of this Indenture, or any of the rights or powers of the Trustee or the bondholders hereunder;  and provided,  further, that any :such lease shall be made expressly subject to  immediate  termination  by the Company or by the Trustee at any time during  the  continuance  of a  completed  default  hereunder,  and  also by the purchaser of the property so leased at any sale thereof hereunder,  whether such sale be made  under  the  power  of sale  hereby  conferred  or  under  judicial proceedings;  and provided  further that, upon any such  consolidation,  merger, conveyance or transfer,  or upon any such lease the term of which extends beyond the date of maturity of any of the bonds  secured  hereby,  the due and punctual payment of the principal and interest of all said bonds according to their tenor and the due and punctual  performance  and  observance  of all the covenants and conditions  of this  Indenture to be kept or  performed by the Company  shall be expressly  assumed by an  indenture  with the Trustee  executed and caused to be recorded  by the  corporation  formed by such  consolidation  or into which such merger shall have been made, or acquiring all or substantially all the mortgaged and pledged  property as an entirety,  as aforesaid,  or by the lessee under any such lease the term of which  extends  beyond the date of maturity of any of the bonds secured hereby.

     SECTION 94. In case the Company,  as permitted by Section 93 hereof,  shall be consolidated  with or merged into any other  corporation,  or shall convey or transfer,  subject to the lien of this Indenture,  all or substantially  all the mortgaged and pledged property as an entirety,  the successor corporation formed by such  consolidation,  or into which the Company  shall have been  merged,  or which shall have received a conveyance or transfer as aforesaid--upon  executing and causing to be recorded an indenture  with the Trustee,  satisfactory  to the
Trustee whereby such successor  corporation  shall assume and agree to pay, duly and  punctually,  the  principal  and interest of the bonds issued  hereunder in accordance with the provisions of said bonds and coupons and this Indenture, and shall  agree to perform and fulfill all the  covenants  and  conditions  of this
Indenture  to be kept or  performed  by the  Company--  shall  succeed to and be substituted  for the  Company,  with the  same  effect  as if it had been  named herein, and shall have and may exercise under this Indenture the same powers and rights as the  Company,  and  (without in anywise  limiting or  impairing by the enumeration of the same the scope and intent of the foregoing general powers and
rights)  such  successor   corporation  thereupon  may  cause  to  be  executed,
authenticated  and  delivered,  either  in  its  own  name  or in  the  name  of
Indianapolis Power & Light Company,  as its name shall then exist, in respect of property of the  character  defined in Section 4 hereof as  property  additions, such bonds as could or might have been  executed,  issued and  delivered  by the
Company had it acquired such property of such  character by purchase on the date
of  such   consolidation,   merger,   conveyance   or  transfer   and  had  such
consolidation,  merger,  conveyance or transfer not occurred, and upon the order of such  successor  corporation  in lieu of the Company,  and subject to all the terms, conditions and restrictions in this Indenture prescribed,  concerning the authentication and delivery of bonds, the Trustee shall authenticate and deliver any bonds which shall have been previously  signed and delivered by the officers of the  Company  to the  Trustee  for  authentication,  and  such  bonds  as the successor  corporation  shall  thereafter,  in accordance with the provisions of this  Indenture,  cause to be  executed  and  delivered  to the Trustee for such purpose,  and such  successor  corporation  shall also have and may  exercise in respect  of the  property  of such  character,  and  subject  to all the  terms, conditions and  restrictions in this Indenture  prescribed  applicable  thereto, whether as to  withdrawal of cash,  release of property or  otherwise,  the same powers and rights which the Company might or could  exercise had it acquired the property  of such  character  by  purchase  on the  date of such  consolidation, merger, conveyance or transfer and had such consolidation, merger, conveyance or transfer not  occurred.  All the bonds so issued shall in all respects  have the same legal right and security as the bonds theretofore issued in accordance with the terms of this  Indenture as though all of said bonds had been  authenticated and delivered at the date of the execution hereof.  As a condition  precedent to the execution by such successor  corporation and the authentication and delivery by the Trustee of any such  additional  bonds or the  withdrawal  of cash or the release of property  under any of the  provisions of this  Indenture or a credit under the  provisions  of  Section 41 hereof,  on the basis of  property  of the character defined in Section 4 hereof as property  additions  acquired,  made or constructed by the successor  corporation,  or by any corporation with which the
Company or any successor  corporation  may be so  consolidated or into which the
Company or any successor corporation may be so merged or to which the Company or any successor  corporation may make any such conveyance,  the indenture with the
Trustee to be executed and caused to be recorded by the successor corporation as in this  Article  XVII  provided  or a  subsequent  indenture  shall  contain  a conveyance or transfer and mortgage in terms sufficient to subject such property to the lien hereof;  and provided  further that the lieu created thereby and the lien thereof shall have similar  force,  effect and standing as the lien of this
Indenture  would have if the Company should not be  consolidated  with or merged into such other  corporation  or should not convey or transfer,  subject to this
Indenture,  all or  substantially  all the mortgaged and pledged  property as an entirety, as aforesaid, to such successor corporation,  and should itself on the date of such consolidation, merger, conveyance or transfer, acquire or construct such  property,  and request  the  authentication  and  delivery of bonds or the withdrawal  of cash or the  release of  property  under the  provisions  of this
Indenture  in respect  thereof or a credit  under the  provisions  of Section 41 hereof.

     To the extent  permitted  by Sections 97 and 98, the Trustee may receive an opinion of counsel as conclusive  evidence that any such assumption and any such lien and any such indenture comply with the foregoing  conditions and provisions of this Section.

     SECTION  95.  In case the  Company,  as  permitted  by  Section  93 of this
Indenture,  shall be consolidated with or merged into any other corporation,  or shall convey or transfer,  subject to this Indenture,  all or substantially  all the  mortgaged and pledged  property as an entirety as  aforesaid,  neither this
Indenture  nor the  indenture  with the Trustee to be executed  and caused to be recorded by the successor  corporation as in this Article XVII hereof  provided, shall,  unless such indenture shall otherwise provide,  become or be a lien upon any of the property or franchises of the successor  corp9ration except (a) those acquired by it from the Company and  appurtenant  thereto and property which the successor  corporation shall thereafter acquire or construct which shall form an integral part of, and be essential or convenient to the use or operation of, any property  then or thereafter  subject to the lien hereof,  (b) the property made and used by the successor  corporation  as the basis under any of the provisions of this Indenture for the authentication and delivery of additional bonds or the withdrawal  of cash or the release of property or a credit under the  provisions of Section 41 hereof and (c) such franchises, repairs and additional property as may be  acquired,  made  or  constructed  by the  successor  corporation  (1) to maintain,  renew and preserve  the  franchises  covered by this  Indenture or to maintain the mortgaged and pledged property as an operating system or systems in good repair,  working order and condition,  or (2) in pursuance of some covenant or agreement hereof to be kept or performed by the Company. Unless and until the successor  corporation  shall  subject  all  the  properties  of  the  successor corporation  to the lien of this  Indenture,  it  shall  in case of any  merger, consolidation or transfer keep the accounts of the successor corporation so that the  earnings  of the  mortgaged  and  pledged  property  may  be at  all  times distinguished,  and all covenants herein  contained  affecting the mortgaged and pledged property be fully performed.

                                 ARTICLE XVIII.

                             CONCERNING THE TRUSTEE.

     SECTION  96.  The  Trustee  shall at all  times be a bank or trust  company having its principal office and place of business in the City of Chicago,  State of Illinois,  or in the Borough of  Manhattan,  The City of New York if there be such a bank  or  trust  company  willing  and  able to  accept  the  trust  upon reasonable or customary  terms,  and which shall at all times be a bank or trust company  organized as a  corporation  and doing  business  under the laws of the
United  States or of the State of Illinois  or of the State of New York,  with a capital and surplus of at least  $2,500,000  and  authorized  under such laws to exercise  corporate  trust powers and subject to  supervision  or examination by federal or state  authority.  If the Trustee  publishes  reports of condition at least  annually,  pursuant to law or to the  requirements  of any supervising or examining  authority referred to in this Section,  then for the purposes of this
Section the  combined  capital and surplus of the Trustee  shall be deemed to be its  combined  capital  and  surplus as set forth in its most  recent  report of condition so published.

     The Company covenants that whenever necessary to avoid or fill a vacancy in the office of Trustee,  it will,  in the manner  provided in Section 113 hereof, appoint a Trustee so that there shall at all times be a Trustee  eligible  under this Section.

     SECTION  97. The  Trustee  hereby  accepts the trust  hereby  created.  The
Trustee  undertakes,  prior to a completed default,  and after the curing of all completed defaults which may have occurred, to perform such duties and only such duties  as are  specifically  set  forth  in  this  Indenture,  and in case of a completed  default (which has not been cured) to exercise such of the rights and powers  vested in it by this  Indenture,  and to use the same degree of care and skill in their  exercise,  as a  prudent  man  would  exercise  or use under the circumstances in the conduct of his own affairs.

     The Trustee,  upon  receipt of evidence  furnished to it by or on behalf of the Company  pursuant to any provision of this Indenture,  will examine the same to determine  whether or not such evidence  conforms to the requirements of this
Indenture.

     SECTION 98. No  provision of this  Indenture  shall be construed to relieve the Trustee from  liability  for its own  negligent  action,  its own  negligent failure to act, or its own willful misconduct, except that

     (a) prior to  completed  default  hereunder  and  after  the  curing of all completed  defaults  which may have  occurred,  the Trustee  shall not be liable except for the performance of such duties as are  specifically set forth in this
Indenture,  and no  implied  covenants  or  obligations  shall be read into this
Indenture  against the Trustee but the duties and  obligations  of the  Trustee, prior to completed default and after the curing of all completed  defaults which may have occurred,  shall be determined solely by the express provisions of this
Indenture; and

     (b) prior to  completed  default  hereunder  and  after  the  curing of all completed  defaults which may have occurred,  and in the absence of bad faith on the part of the Trustee,  the Trustee may  conclusively  rely as to the truth of
the  statements  and  the  correctness  of  opinions  expressed  therein,   upon
certificates or opinions conforming to the requirements of this Indenture; and

     (c) the Trustee  shall not be  personally  liable for any error of judgment made in good faith by a responsible officer or officers of the Trustee unless it shall be proved that the Trustee was  negligent in  ascertaining  the  pertinent facts; and

     (d) the Trustee shall not be  personally  liable with respect to any action taken  or  omitted  to be  taken  by it in good  faith  in  accordance  with the direction of the holders of not less than a majority in principal  amount of the bonds at the time  outstanding  (determined  as  provided  in  Section 2 hereof)
relating to the time,  method,  and place of conducting  any  proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

     SECTION 99. The recitals of fact contained herein and in the bonds shall be taken as the statements of the Company and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no  representations as to the value of the  mortgaged and pledged  property or any part thereof,  or as to the title of the Company thereto,  or as to the validity or adequacy of the security afforded  thereby and hereby,  or as to the validity of this Indenture or of the bonds or coupons issued hereunder.

     SECTION 100.  Subject to the  provisions of Sections 97 and 98, the Trustee shall not be  personally  liable in case of entry by it upon the  mortgaged  and pledged  property for debts  contracted or liability or damages  incurred in the management or operation of said property.

     SECTION 101. Any notice or demand which by any provision of this  Indenture is  required  or  permitted  to be given or served by the Trustee on the Company shall be deemed to have been sufficiently given or served, for all purposes,  by being  deposited  postage prepaid in a post-office  letter box addressed  (until another  address is filed by the Company  with the  Trustee for the  purposes of this Section),  as follows:  Indianapolis  Power & Light Company,  Indianapolis,
Indiana.

     SECTION 102. To the extent permitted by Sections 97 and 98:

          (1) The  Trustee  may rely and shall be  protected  in acting upon any
     resolution,   certificate,   opinion,  notice,  request,   consent,  order,
     appraisal,  report,  bond, or other paper or document  believed by it to be genuine  and to have  been  signed  or  presented  by the  proper  party or parties; and

          (2) The  Trustee  may  consult  with  counsel  selected  by it and the opinion  of such  counsel  shall be full  and  complete  authorization  and protection  in respect of any action  taken or suffered by it  hereunder in good faith and in accordance with the opinion of such counsel.

     SECTION  103.  The Trustee  shall not be under any  responsibility  for the approval or selection  of any expert for any of the  purposes  expressed in this
Indenture,  except that  nothing in this  Section  contained  shall  relieve the
Trustee  of its  obligation  to  exercise  reasonable  care with  respect to the approval  or  selection  of  independent  experts  who may  furnish  opinions or certificates to the Trustee pursuant to any provision of this Indenture.

     Any  resolution of the Board of Directors or Executive  Committee  shall be evidenced  to the Trustee by a copy  thereof  certified  by the  Secretary or an
Assistant Secretary of the Company to have been duly adopted.

     Nothing  contained in this Section shall be deemed to modify the obligation of the  Trustee to  exercise  after a  completed  default  the rights and powers vested in it by this  Indenture  with the degree of care and skill  specified in
Section 97.

     SECTION 104. The Trustee,  in its  individual  or any other  capacity,  may become the owner or pledgee of bonds or  coupons  secured  hereby  with the same rights it would have if it were not Trustee.

     SECTION 105.  Subject to the  provisions of Section 130 hereof,  all moneys received by the Trustee whether as Trustee or paying agent shall,  until used or applied as herein  provided,  be held in trust for the  purposes  for which they were paid,  but need not be  segregated  from other  funds  except to the extent required by law. The Trustee may allow and credit to the Company interest on any moneys received by it hereunder at such rate, if any, as may be agreed upon with the Company from time to time and as may be permitted by law.

     SECTION  106. The Company  covenants  and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable  compensation for all services rendered by it in the execution of the trusts hereby created and in the exercise and  performance  of any of the powers and duties  hereunder of the
Trustee,  which  compensation  shall not be limited by any  provision  of law in regard to the  compensation  of a trustee of an express  trust,  and the Company will reimburse the Trustee with interest for all advances made by the Trustee in accordance  with any of the  provisions  of this  Indenture  and will pay to the
Trustee  from  time  to time  its  expenses  and  disbursements  (including  the reasonable compensation and the expenses and disbursements of its counsel and of all  persons  not  regularly  in its  employ).  The Company  also  covenants  to indemnify the Trustee for, and to hold it harmless against,  any loss, liability or expense incurred without  negligence or bad faith on the part of the Trustee, arising out of or in connection  with the acceptance or  administration  of this trust,  including  the costs and  expenses  of  defending  against  any claim of liability in the premises.  The  obligations of the Company to the Trustee under this Section shall  constitute  additional  indebtedness  secured  hereby.  Such additional  indebtedness  shall be  secured by a lien prior to that of the bonds upon the trust estate,  including all property or funds held or collected by the
Trustee as such.

     SECTION  107.  Whenever  in  the  administration  of  the  trusts  of  this
Indenture,  prior to a completed  default  hereunder,  the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action  hereunder,  such matter  (unless other evidence in respect thereof  be herein  specifically  prescribed)  may be deemed to be  conclusively
proved  and  established  by  a  certificate   signed  by  the  President  or  a
Vice-President  and the  Treasurer or an Assistant  Treasurer of the Company and
delivered  to the  Trustee,  and such  certificate  shall be full warrant to the
Trustee  for any action  taken or suffered  by it under the  provisions  of this
Indenture upon the faith thereof.

     SECTION  108.  Whenever it is provided in this  Indenture  that the Trustee shall  take any  action  upon the  happening  of a  specified  event or upon the fulfillment  of  any  condition  or  upon  the  request  of  the  Company  or of bondholders,  the Trustee  taking such action  shall have full power to give any and all notices and to do any and all acts and things incidental to such action.

     SECTION 109. (a) If the Trustee has or acquires any  conflicting  interest, as defined by subsection  (d) of this Section,  the Trustee shall within 90 days after ascertaining that it has such conflicting interest,  either eliminate such conflicting interest or resign by giving written notice to the Company, but such resignation  shall not become  effective  until the  appointment  of a successor trustee  and  such  successor's  acceptance  of such  appointment.  The  Company covenants  to take  prompt  steps to have a  successor  appointed  in the manner hereinafter provided in Section 113. Upon giving such notice of resignation, the resigning Trustee shall publish notice thereof in one daily newspaper printed in the English  language of general  circulation  in the City of Chicago,  State of
Illinois,  once in each of three successive  calendar weeks, in each case on any business  day of the week,  which need not be the same day in each week.  If the resigning  Trustee  fails to publish  such notice  within ten days after  giving written notice of its resignation to the Company, the Company shall publish such notice.

     (b) In the event that the Trustee shall fail to comply with the  provisions of the preceding  subsection  (a) of this  Section,  the Trustee shall within 10 days after the expiration of such 90 day period  transmit notice of such failure to the  bondholders,  in the manner and to the extent provided in subsection (c)
of Section 53 hereof  with  respect to reports  pursuant  to  subsection  (a) of
Section 53 hereof.

     (c) Subject to the  provisions of Section 88 hereof any  bondholder who has been a bona  fide  holder of a bond or bonds for at least  six  months  may,  on behalf of  himself  and all others  similarly  situated,  petition  any court of competent  jurisdiction  for the removal of the Trustee and the appointment of a successor if the Trustee fails,  after written request  therefor by such holder, to comply with the provisions of subsection (a) of this Section.

     (d) The Trustee shall be deemed to have a conflicting interest if--

          (1) the Trustee is trustee  under  another  indenture  under which any other securities, or certificates of interest or participation in any other securities, of the Company are outstanding, except as otherwise provided in
     Paragraph (1) of subsection  (b) of Section 310 of the Trust  Indenture Act of 1939;

          (2) the Trustee or any of its  directors or  executive  officers is an obligor upon the bonds or an underwriter for the Company;

          (3) the  Trustee  directly  or  indirectly  controls or is directly or indirectly controlled by or is under direct or indirect common control with the Company or an underwriter for the Company;

          (4) the Trustee or any of its  directors  or  executive  officers is a director,  officer, partner,  employee,  appointee or representative of the
     Company,  or of an  underwriter  (other  than the  Trustee  itself) for the
     Company who is currently  engaged in the business of  underwriting,  except that (A) one  individual may be a director  and/or an executive  officer of the Trustee and a director and/or an executive officer of the Company,  but may not be at the same time an  executive  officer of both the  Trustee and the  Company;  (B) if and so long as the number of directors of the Trustee in office is more than nine,  one  additional  individual may be a director and/or an  executive  officer of the Trustee and a director of the Company;
     and (C) the Trustee may be designated by the Company or by any  underwriter for the  Company  to act in the  capacity  of  transfer  agent,  registrar, custodian, paying agent, fiscal agent, escrow agent or depositary or in any other similar  capacity or,  subject to the  provisions of paragraph (1) of this subsection, to act as trustee whether under an indenture or otherwise;

          (5) 10 per centum or more of the voting  securities  of the Trustee is beneficially  owned  either by the Company or by any  director,  partner or executive  officer  thereof,  or 20 per  centum  or  more  of  such  voting securities is beneficially owned, collectively,  by any two or more of such persons;  or 10 per centum or more of the voting  securities of the Trustee is  beneficially  owned either by an underwriter  for the Company or by any director,  partner or executive officer thereof,  or is beneficially owned, collectively, by any two or more such persons;

          (6) the  Trustee  is the  beneficial  owner of or holds as  collateral security for an obligation which is in default, (A) 5 per centum or more of the  voting  securities  or 10 per  centum  or more of any  other  class of security  of the  Company,  not  including  the  bonds  issued  under  this
     Indenture and securities  issued under any other  indenture under which the
     Trustee  is also  trustee,  or (B) 10 per  centum  or more of any  class of security of an underwriter for the Company;

          (7) the  Trustee is the  beneficial  owner of, or holds as  collateral security for an obligation which is in default, 5 per centum or more of the voting securities of any person who, to the knowledge of the Trustee,  owns ten per centum or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Company;

          (8) the  Trustee  is the  beneficial  owner of or holds as  collateral security for an  obligation  which is in default,  10 per centum or more of any class of security of any person who, to the  knowledge  of the Trustee, owns 50 per centum or more of the voting securities of the Company; or

          (9) the Trustee owns on May 15th in any calendar  year in the capacity of executor, administrator,  testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of
     25 per centum or more of the voting securities or of any class of security, of any person, the beneficial  ownership of a specified percentage of which would have constituted a conflicting  interest under paragraph (6), (7), or
     (8) of this  subsection.  As to any such  securities  of which the  Trustee acquired ownership through becoming executor, administrator or testamentary trustee of an estate which  included  them, the provisions of the preceding sentence  shall not  apply for a period of two years  from the date of such acquisition,  to the extent that such securities included in such estate do not exceed 25 per centum of such voting  securities or 25 per centum of any such class of security. Promptly after May 15th, in each calendar year, the
     Trustee shall make a check of its holdings of such securities in any of the above-mentioned  capacities  as of May 15th.  If the Company  fails to make payment in full of  principal  or  interest  upon the bonds when and as the same become due and  payable,  and such failure  continues  for thirty days thereafter,  the Trustee  shall make a prompt check of its holdings of such securities in any of the above- mentioned  capacities as of the date of the expiration of such thirty-day  period and after such date,  notwithstanding the foregoing provisions of this paragraph,  all such securities so held by the Trustee with sole or joint control over such  securities  vested in it, shall,  but only so long as such failure shall  continue,  be considered as though  beneficially  owned by the Trustee for the  purposes of  paragraphs
     (6), (7), and (8) of this subsection (d).

     The specifications of percentages in paragraphs (5) to (9),  inclusive,  of this subsection  shall not be construed as indicating that the ownership of such percentages  of the  securities of a person is or is not necessary or sufficient to  constitute  direct or indirect  control for the purposes of paragraph (3) or
(7) of this subsection.

     For the purposes of paragraphs (6), (7), (8) and (9) of this subsection (d)
only,  (A) the  terms  "security"  and  "securities"  shall  include  only  such securities as are generally known as corporate securities, but shall not include any note or other evidence of  indebtedness  issued to evidence an obligation to repay moneys lent to a person by one or more banks,  trust  companies or banking firms or any  certificate  of  interest  or  participation  in any such  note or evidence of  indebtedness;  (B) an  obligation  shall be deemed to be in default when a default in payment of principal  shall have  continued for thirty days or more and shall not have been cured;  and (C) the Trustee  shall not be deemed to be the owner or holder of (i) any security which it holds as collateral security
(as trustee or  otherwise)  for an  obligation  which is not in default as above defined,  or (ii) any security which it holds as collateral  security under this
Indenture, irrespective of any default hereunder, or (iii) any security which it holds as agent for collection,  or as custodian,  escrow agent or depositary, or in any similar representative capacity.

     For the purposes of this  subsection (d) only,  the term "voting  security"
shall mean any security presently  entitling the owner or holder thereof to vote in the  direction  or  management  of the affairs of a person,  or any  security issued  under or  pursuant  to any trust,  agreement  or  arrangement  whereby a trustee or trustees or agent or agents for the owner or holder of such  security are presently  entitled to vote in the direction or management of the affairs of a person.

     For the purposes of this  subsection  (d) only, the term  "director"  shall mean  any  director  of a  corporation  or  any  individual  performing  similar
functions   with  respect  to  any   organization,   whether   incorporated   or
unincorporated.

     For the purposes of this subsection (d) only, the term "executive  officer"
shall  mean the  President,  every  Vice-President,  every  Trust  Officer,  the
Cashier,  the Secretary and the Treasurer of a  corporation,  and any individual customarily  performing  similar  functions  with  respect to any  organization, whether  incorporated or  unincorporated,  but shall not include the Chairman of the Board of Directors.

     For the purposes of this subsection (d) only, the term  "underwriter"  when used with  reference  to the Company  means every  person who,  within three (3)
years prior to the time as of which the  determination  is made,  has  purchased from the Company with a view to, or has sold for the Company in connection with, the distribution of any security of the Company,  or has participated or has had a direct or indirect participation in any such undertaking,  or has participated or has had a  participation  in the direct or indirect  underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a  commission  from an  underwriter  or dealer not in excess of the usual and customary distributors' or sellers' commission.

     For the purposes of this  subsection  (d) only,  the term  "Company"  shall include any obligor on bonds secured hereby.

     (e) The percentages of voting securities and other securities  specified in subsection  (d) of this  Section  shall be  calculated  in  accordance  with the following provisions:

          (i) A specified  percentage  of the voting  securities of the Trustee, the Company or any other person  referred to in this Section  (each of whom is referred to as a "person" in this  subsection  (e)) means such amount of the outstanding  voting securities of such person as entitles the holder or holders  thereof to cast such specified  percentage of the aggregate  votes which the holders of all the outstanding  voting  securities of such person are entitled to cast in the  direction or management of the affairs of such person.

          (ii) A specified percentage of a class of securities of a person means such  percentage  of the  aggregate  amount  of  securities  of  the  class outstanding.

          (iii) The term "amount", when used in regard to securities,  means the principal  amount if relating to evidences of  indebtedness,  the number of shares if relating to capital  shares,  and the number of units if relating to any other kind of security.

          (iv) The term  "outstanding"  means  issued and not held by or for the account  of the  issuer.  The  following  securities  shall  not be  deemed outstanding within the meaning of this definition:

               (1)  Securities  of an issuer held in a sinking fund  relating to securities of the issuer of the same class;

               (2)  Securities  of an issuer held in a sinking fund  relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

               (3)  Securities  pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise:

               (4)  Securities  held in escrow if placed in escrow by the issuer thereof;

     provided,  however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

          (v) A  security  shall be  deemed to be of the same  class as  another security  if both  securities  confer  upon the holder or  holders  thereof substantially the same rights and privileges,  provided,  however, that, in the case of  secured  evidences  of  indebtedness,  all of which are issued under a single  indenture,  differences  in the interest  rates or maturity dates  of  various  series  thereof  shall  not  be  deemed  sufficient  to constitute such series different classes, and provided,  further,  that, in the  case  of  unsecured  evidences  of  indebtedness,  differences  in the interest rates or maturity dates thereof shall not be deemed  sufficient to constitute  them securities of different  classes,  whether or not they are issued under a single indenture.

     (f) If a separate or co-trustee  is appointed  pursuant to Section 114, the provisions of this Section which have been made  specifically  applicable to the
Trustee,  shall also apply to any separate or cotrustee,  except that in case of the resignation of a separate or cotrustee such  resignation and the appointment of a  successor  shall  (subject to the  provisions  of  subsection  (c) of this
Section) be governed by the provisions of paragraph (3) of Section 114.

     SECTION  110.  (a)  Subject to the  provisions  of  subsection  (b) of this
Section,  if the  Trustee  shall be or  shall  become a  creditor,  directly  or indirectly,  secured or unsecured,  of the Company within four months prior to a default (as defined in the last paragraph of this subsection),  or subsequent to such a default,  then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special  account  for the  benefit of the  Trustee individually,  the  holders of the  bonds,  and the  holders of other  indenture securities (as defined in the last paragraph of this subsection)

          (1) an amount  equal to any and all  reductions  in the amount due and owing upon any claim as such  creditor in respect of  principal or interest effected  after the  beginning  of such four  months'  period  and valid as against  the  Company and its other  creditors,  except any such  reduction resulting  from the receipt or  disposition  of any  property  described in paragraph  (2) of this  subsection  or from the  exercise  of any  right of set-off which the Trustee could have  exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

          (2) all  property  received in respect of any claim as such  creditor, either as security therefor,  or in satisfaction or composition thereof, or otherwise  after the  beginning of such four months'  period,  or an amount equal to the  proceeds  of any such  property,  if  disposed  of,  subject, however,  to the rights,  if any, of the Company and its other creditors in such property or such proceeds.

     Nothing herein contained, however, shall affect the right of the Trustee

          (A) to retain for its own account (i) payments  made on account of any such claim by any person  (other than the Company)  who is liable  thereon, and  (ii)  the  proceeds  of the bona  fide  sale of any such  claim by the
     Trustee  to  a  third  person,  and  (iii)   distributions  made  in  cash,
     securities,  or other  property  in respect  of claims  filed  against  the
     Company in bankruptcy or receivership or in proceedings for  reorganization pursuant to the Bankruptcy Act or applicable State law;

          (B) to realize,  for its own account,  upon any property held by it as security  for any such  claim,  if such  property  was so held prior to the beginning of such four months' period;

          (C) to  realize,  for its own  account,  but only to the extent of the claim hereinafter  mentioned,  upon any property held by it as security for any such claim,  if such claim was created after the beginning of such four months'  period  and  such  property  was  received  as  security  therefor simultaneously with the creation thereof,  and if the Trustee shall sustain the burden of proving  that at the time such  property  was so received the
     Trustee had no reasonable cause to believe that a default as defined in the last paragraph of this subsection would occur within four months; or

          (D) to receive  payment on any claim  referred to in paragraph  (B) or
     (C), against the release of any property held as security for such claim as provided in paragraph  (B) or (C), as the case may be, to the extent of the fair value of such property.

For the purposes of paragraphs (B), (C), and (D), property substituted after the beginning of such four months'  period for property held as security at the time of such  substitution  shall,  to the extent of the fair  value of the  property released, have the same status as the property released, and, to the extent that any claim  referred to in any of such  paragraphs is created in renewal of or in substitution  for or for the purpose of repaying or refunding  any  pre-existing claim of the Trustee as such creditor,  such claim shall have the same status as such pre-existing claim.

     If the Trustee shall be required to account, the funds and property held in such special account and the proceeds  thereof shall be apportioned  between the
Trustee, the bondholders,  and the holders of other indenture securities in such manner that the Trustee,  the  bondholders,  and the holders of other  indenture securities  realize,  as a result of  payments  from such  special  account  and payments of  dividends  on claims  filed  against the Company in  bankruptcy  or receivership or in proceedings for reorganization pursuant to the Bankruptcy Act or applicable State law, the same percentage of their respective claims, figured before  crediting to the claim of the Trustee anything on account of the receipt by it from the  Company of the funds and  property in such  special  account and before crediting to the respective claims of the Trustee,  the bondholders,  and the holders of other indenture  securities dividends on claims filed against the
Company in bankruptcy  or  receivership  or in  proceedings  for  reorganization pursuant to the  Bankruptcy  Act or  applicable  State law, but after  crediting thereon receipts on account of the indebtedness  represented by their respective claims from all sources  other than from such  dividends  and from the funds and property  so held in  such  special  account.  As used in this  paragraph,  with respect to any claim, the term "dividends"  shall include any distribution  with respect to such claim,  in  bankruptcy or  receivership  or in  proceedings  for reorganization  pursuant to the Bankruptcy Act or applicable  State law, whether such distribution is made in cash, securities,  or other property, but shall not include any such  distribution  with respect to the secured portion,  if any, of such claim. The court in which such bankruptcy,  receivership, or proceeding for reorganization  is pending shall have  jurisdiction (i) to apportion between the
Trustee,  the  bondholders,  and the holders of other indenture  securities,  in accordance with the provisions of this paragraph, the funds and property held in such  special  account  and  the  proceeds  thereof,  or  (ii)  in  lieu of such apportionment,  in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee,  the  bondholders,  and the holders of other indenture  securities, with  respect  to  their  respective  claims,  in which  event  it shall  not be necessary  to  liquidate  or to appraise  the value of any  securities  or other property held in such special  account or as security for any such claim,  or to make a specific  allocation  of such  distributions  as between  the secured and unsecured  portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula. To the extent that the claim of the Trustee has been  reduced in amount or  satisfied  by the  receipt of moneys or property which later have been  apportioned to the  Bondholders  and the holders of other indenture securities on an accounting,  as hereinabove  provided,  such claim of the Trustee shall be reinstated in amount.

     Any Trustee who has  resigned or been removed  after the  beginning of such four months'  period shall be subject to the  provisions  of this  subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such four months' period,  it shall be subject  to the  provisions  of this  subsection  if and  only if the  following conditions exist--

          (i) the  receipt of property  or  reduction  of claim which would have given rise to the  obligation to account,  if such Trustee had continued as trustee, occurred after the beginning of such four months' period; and

          (ii) such receipt of property or reduction  of claim  occurred  within four months after such resignation or removal.

     As used in this  Section,  the term  "default"  means any  failure  to make payment in full of the principal of or interest upon the bonds or upon the other indenture  securities  when and as such  principal  or interest  becomes due and payable;  and the term "other indenture  securities" means securities upon which the  Company  is an obligor  (as  defined  in the Trust  Indenture  Act of 1939)
outstanding  under  any other  indenture  (a) under  which the  Trustee  is also trustee, (b) which contains provisions  substantially  similar to the provisions of this  subsection,  and (c) under  which a  default  exists at the time of the apportionment of the funds and property held in said special account.

     (b) There shall be excluded from the  operation of  subsection  (a) of this
Section a creditor relationship arising from--

          (1) the  ownership  or  acquisition  of  securities  issued  under any indenture,  or any security or securities  having a maturity of one year or more at the time of  acquisition  by the  Trustee;  and for the purposes of this paragraph the term "security"  shall mean any note,  bond,  debenture, evidence of  indebtedness,  certificate of interest or participation in any profit-sharing  agreement,  collateral-trust  certificate,  preorganization certificate,  certificate  of deposit for a security,  or, in general,  any interest or instrument commonly known as a "security" or any certificate of interest or participation in, temporary or interim certificate for, receipt for,  guaranty of, or warrant or right to subscribe to or purchase,  any of the fore going;

          (2) advances  authorized  by a  receivership  or  bankruptcy  court of competent  jurisdiction  or by this Indenture for the purpose of preserving the property  subject to the lien of this Indenture or of  discharging  tax liens or other liens or encumbrances,  prior to the lien of this Indenture, on the trust  estate,  if notice of such  advance and of the  circumstances surrounding  the making thereof is given to the  bondholders as provided in subsections  (a), (b) and (c) of Section 53 hereof with respect to advances by the Trustee as such;

          (3)  disbursements  made in the  ordinary  course of  business  in the
     capacity  of  trustee  under  an  indenture,   transfer  agent,  registrar,
     custodian,  paying  agent,  fiscal agent or  depositary,  or other  similar capacity;

          (4) an  indebtedness  created  as a result  of  services  rendered  or premises  rented;  or an  indebtedness  created  as a  result  of  goods or securities  sold in a cash  transaction as defined in the last paragraph of this subsection;

          (5) the  ownership of stock or of other  securities  of a  corporation organized  under the  provisions  of Section 25 (a) of the Federal  Reserve
     Act, as amended, which is directly or indirectly a creditor of the Company;
     or

          (6) the  acquisition,  ownership,  acceptance  or  negotiation  of any drafts, bills of exchange, acceptances or obligations which fall within the classification of  self-liquidating  paper as defined in the last paragraph of this subsection.

     As used in this  Section,  the  term  "cash  transaction"  shall  mean  any transaction  in which full payment for goods or  securities  sold is made within seven days after delivery of the goods or securities in currency or in checks or other  orders  drawn upon banks or bankers and  payable  upon  demand;  the term
"self-liquidating  paper" shall mean any draft, bill of exchange,  acceptance or obligation which is made,  drawn,  negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacture, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods,  wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously  constituting the security,  provided the security is received by the
Trustee  simultaneously with the creation of the creditor  relationship with the obligor arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation; and the term "Trustee" shall include any separate or co-trustee appointed pursuant to Section 114.

     As used in this Section,  the term  "Company"  shall include any obligor on bonds secured hereby.

     SECTION  111. The Trustee may at any time resign and be  discharged  of the trusts hereby created by giving written notice to the Company specifying the day upon which such resignation  shall take effect and thereafter  publishing notice thereof,  in one daily newspaper  printed in the English language and of general circulation  in the City of Chicago,  State of  Illinois,  once in each of three successive  calendar weeks, in each case on any business day of the week,  which need not be the same day in each week,  and such  resignation  shall take effect upon the day  specified in such notice  unless  previously  a successor  trustee shall  have been  appointed  by the  bondholders  or the  Company  in the manner hereinafter  provided in Section 113, and in such event such  resignation  shall take effect  immediately  on the  appointment of such  successor  trustee.  This
Section shall not be applicable to resignations pursuant to Section 109.

     SECTION  112.  The Trustee may be removed at any time by an  instrument  or concurrent  instruments  in  writing  filed  with the  Trustee  and  signed  and acknowledged by the holders of a majority in principal  amount of the bonds then outstanding  (determined as provided in Section 2 hereof) or by their  attorneys in fact duly authorized.

     In case at any time the Trustee  shall  cease to be eligible in  accordance with the provisions of Section 96, then the Trustee shall resign  immediately in the manner and with the effect  specified in Section 111, and, in the event that the Trustee  does not resign  immediately  in such case,  then it may be removed forthwith by an instrument or concurrent  instruments  in writing filed with the
Trustee  and either  (a)  signed by the  President  or a  Vice-President  of the
Company  with  its  corporate  seal  attested  by a  Secretary  or an  Assistant
Secretary  of the  Company or (b) signed and  acknowledged  by the  holders of a majority in principal amount of the bonds then outstanding or by their attorneys in fact duly authorized.

     SECTION  113.  In case at any time the  Trustee  shall  resign  or shall be removed  (unless the Trustee shall be removed as provided in  subsection  (c) of
Section  109 in which  event the  vacancy  shall be filled as  provided  in said subsection) or shall become incapable of acting, or shall be adjudged a bankrupt or  insolvent,  or if a  receiver  of the  Trustee or of its  property  shall be appointed,  or if any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation,  a vacancy shall be deemed to exist in the office of Trustee, and a successor  or  successors  may be  appointed  by the  holders of a  majority  in principal amount of the bonds then outstanding hereunder (determined as provided in Section 2 hereof),  by an  instrument or  concurrent  instruments  in writing signed and  acknowledged by such  bondholders or by their attorneys in fact duly authorized, and delivered to such new trustee,  notification thereof being given to the Company and the retiring trustee;  provided,  nevertheless,  that until a new trustee shall be appointed by the bondholders as aforesaid,  the Company, by instrument  executed by order of its Board of Directors  or Executive  Committee and duly  acknowledged  by its  President  or a  Vice-President,  may  appoint a trustee to fill such  vacancy  until a new  trustee  shall be  appointed  by the bondholders as herein  authorized.  The Company shall publish notice of any such appointment  made by it in the manner  provided in Section  111. Any new trustee appointed  by the  Company  shall,  immediately  and  without  further  act,  be superseded by a trustee appointed by the bondholders as above provided,  if such appointment by the bondholders be made prior to the expiration of one year after the first  publication  of notice of the  appointment  of the new trustee by the
Company.

     If in a proper case no  appointment  of a successor  trustee  shall be made pursuant to the  foregoing  provisions  of this Section  within 6 months after a vacancy  shall have  occurred in the office of  trustee,  the holder of any bond outstanding  hereunder  or any  retiring  trustee  may  apply  to any  court  of competent  jurisdiction to appoint a successor trustee. Said court may thereupon after such notice, if any, as such court may deem proper and prescribe,  appoint a successor trustee.

     If the  Trustee  resigns  because of a conflict  of interest as provided in subsection  (a) of Section 109 and a  successor  has not been  appointed  by the
Company or the  bondholders  or, if appointed,  has not accepted the appointment within 30 days after the date of such  resignation,  the  resigning  Trustee may apply to any court of competent  jurisdiction for the appointment of a successor trustee.

     Any trustee appointed under the provisions of this Section in succession to the  Trustee  shall be a bank or trust  company  eligible  under  Section 96 and qualified under Section 109.

     Any trustee  which has resigned or been removed shall  nevertheless  retain the lien upon the mortgaged or pledged property, including all property or funds held or  collected  by the  trustee as such,  to secure the  amounts  due to the trustee as compensation,  reimbursement,  expenses and indemnity, afforded to it by Section 106.

     SECTION  114. At any time or times,  for the purpose of  conforming  to any legal  requirements,  restrictions or conditions in any State or jurisdiction in which any part of the  mortgaged  and  pledged  property  then  subject  to this
Indenture  may be  located,  the  Company  and the  Trustee  shall have power to appoint, and, upon the request of the Trustee the Company shall for such purpose join with the  Trustee  in the  execution,  delivery  and  performance  of,  all instruments and agreements necessary or proper to appoint another corporation or one or more persons  approved by the Trustee,  either to act as separate trustee or trustees,  or co-trustee or co-trustees  jointly with the Trustee,  of all or any of the property  subject to the lien  hereof.  In the event that the Company shall not have joined in such appointment within 15 days after the receipt by it of a  request  so to do,  the  Trustee  alone  shall  have  power  to make  such appointment.

     Every separate trustee, every co-trustee and every successor trustee, other than any trustee  which may be appointed as successor to American  National Bank and Trust Company of Chicago shall, to the extent  permitted by law, but to such extent only, be appointed  subject to the following  provisions and  conditions, namely:

          (1) The rights,  powers,  duties and obligations  conferred or imposed upon  trustees  hereunder or any of them shall be conferred or imposed upon and  exercised  or performed  by the Trustee and such  separate  trustee or separate  trustees  or  co-trustee  or  co-trustees  jointly,  as  shall be provided in the supplemental  indenture appointing such separate trustee or separate  trustees or cotrustee or co- trustees,  except to the extent that under any law of any  jurisdiction  in which any particular act or acts are to be performed the Trustee shall be  incompetent or unqualified to perform such  act  or  acts,  in  which  event  such  rights,  powers,  duties  and obligations  shall be exercised and  performed by such separate  trustee or separate trustees or co-trustee or co-trustees;

          (2) The bonds secured hereby shall be authenticated and delivered, and all powers, duties,  obligations and rights,  conferred upon the Trustee in respect of the  custody of all bonds and other  securities  and of all cash pledged or  deposited  hereunder,  shall be  exercised  solely by  American
     National  Bank and Trust  Company of Chicago or its  successor in the trust hereunder;

          (3) The  Company  and the  Trustee,  at any time by an  instrument  in writing  executed by them jointly,  may accept the resignation of or remove any  separate  trustee  or  co-trustee  appointed  under  this  Section  or otherwise,  and, upon the request of the Trustee,  the Company  shall,  for such  purpose,  join  with  the  Trustee  in the  execution,  delivery  and performance of all instruments  and agreements  necessary or proper to make effective such resignation or removal.  In the event that the Company shall not have joined in such action  within 15 days after the receipt by it of a request  so to do,  the  Trustee  alone  shall  have  power to accept  such resignation  or to  remove  any such  separate  trustee  or  co-trustee.  A successor to a separate trustee or co-trustee so resigned or removed may be appointed in the manner provided in this Section;

          (4) No trustee  hereunder shall be personally  liable by reason of any act or omission of any other trustee hereunder;

          Any notice,  request or other writing,  by or on behalf of the holders of the bonds  delivered  to  American  National  Bank and Trust  Company of
     Chicago,  or its successor in the trust hereunder,  shall be deemed to have been  delivered to all of the then trustees or co- trustees as  effectually as if delivered to each of them. Every instrument appointing any trustee or trustees other than a successor to American National Bank and Trust Company of Chicago shall refer to this Indenture and the conditions in this Article expressed,  and upon the  acceptance in writing by such trustee or trustees or  co-trustee  or  co-trustees,  he,  they or it shall be vested  with the estates or property  specified  in such  instrument,  either  jointly  with
     American  National Bank and Trust Company of Chicago or its  successor,  or separately,  as  may be  provided  therein,  subject  to  all  the  trusts, conditions  and  provisions of this  Indenture;  and every such  instrument shall be filed with American  National Bank and Trust Company of Chicago or its successor in the trust hereunder.  Any separate trustee or trustees, or any co- trustee or co-trustees, may at any time by an instrument in writing constitute  American  National  Bank and Trust  Company  of  Chicago or its
     successor   in  the   trust   hereunder   his,   their  or  its   agent  or
     attorney-in-fact, with full power and authority, to the extent which may be permitted  by law, to do all acts and things and  exercise  all  discretion authorized  or permitted by him, them or it, for and in behalf of him, them or it,  and in his,  their or its name.  In case any  separate  trustee  or trustees or co-trustee or co-trustees, or a successor to any of them, shall die,  become  incapable of acting,  resign or be removed,  all the estates, property,  rights,  powers, trusts, duties and obligations of said separate trustee or  co-trustee,  so far as permitted by law, shall be vested in and be exercised by American  National Bank and Trust Company of Chicago or its
     successor in the trust hereunder,  without the appointment of a new trustee as successor to such separate trustee or co-trustee.

     SECTION 115. Any  successor  trustee  appointed  hereunder  shall  execute, acknowledge  and  deliver  to his or its  predecessor  trustee,  and also to the
Company, an instrument accepting such appointment hereunder,  and thereupon such successor  trustee,  without any further act, deed or  conveyance,  shall become fully vested with all the estates,  properties,  rights,  powers, trusts, duties and obligations of his or its predecessor in trust  hereunder,  with like effect as if originally  named as trustee herein;  but the trustee ceasing to act shall nevertheless,  on the  written  request  of  the  Company,  or of the  successor trustee, or of the holders of 10 percentum in principal amount of the bonds then outstanding  hereunder,  execute,  acknowledge  and deliver such  instruments of conveyance  and further  assurance and do such other things as may reasonably be required for more fully and certainly  vesting and  confirming in such successor trustee  all the  right,  title and  interest  of the  trustee to which he or it succeeds, in and to the mortgaged and pledged property and such rights,  powers, trusts, duties and obligations,  and the trustee ceasing to act shall also, upon like request, pay over, assign and deliver to the successor trustee any money or other  property  subject to the lien of this  Indenture,  including  any pledged securities,  which  may  then  be in his or its  possession.  Should  any  deed, conveyance  or  instrument  in writing  from the  Company be required by the new trustee  for more  fully and  certainly  vesting in and  confirming  to such new trustee such estates, properties, rights, powers, trusts and duties, any and all such deeds,  conveyances  and  instruments  in writing  shall,  on  request,  be executed, acknowledged and delivered by the Company.

     SECTION 116. Any  corporation  into which the Trustee may be merged or with which it may be  consolidated  or any  corporation  resulting from any merger or consolidation  to which the Trustee shall be a party or any corporation to which substantially  all the  business  and assets of the Trustee may be  transferred, provided such  corporation  shall be eligible under the provisions of Section 96 and  qualified  under  Section  109 shall be the  successor  trustee  under this
Indenture,  without the execution or filing of any paper or the  performance  of any further act on the part of any other parties hereto,  anything herein to the contrary  notwithstanding.  In case any of the bonds  contemplated  to be issued hereunder shall have been authenticated but not delivered, any such successor to the  Trustee  may,  subject  to the same  terms and  conditions  as though  such successor  had  itself  authenticated  such  bonds,  adopt  the  certificate  of authentication  of the  original  Trustee or of any  successor  to it as trustee hereunder, and deliver the said bonds so authenticated;  and in case any of said bonds  shall not have been  authenticated,  any  successor  to the  Trustee  may authenticate  such bonds either in the name of any  predecessor  hereunder or in the name of the successor trustee, and in all such cases such certificates shall have the full force  which it is  anywhere  in said  bonds or in this  Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to  authenticate  bonds in the name of the Trustee shall apply only to its successor or successors by merger or consolidation or sale as aforesaid.

                                  ARTICLE XIX.

                             DISCHARGE OF MORTGAGE.

     SECTION  117.  The Trustee  (and any trustee or trustees or  co-trustee  or co-trustees appointed pursuant to Article XVIII hereof) may, and upon request of the Company  shall,  cancel and discharge the lien of these  presents and of all indentures  supplemental  hereto,  and execute  and deliver to the Company  such deeds and  instruments  as shall be  requisite to satisfy the lien hereof and of all indentures supplemental hereto, and reconvey and transfer to the Company the mortgaged and pledged property,  whenever all indebtedness  secured hereby shall have been paid, including all proper charges of the Trustee hereunder.

     Bonds and interest  obligations  for the payment of which and bonds for the redemption  of which moneys  shall have been set apart by or deposited  with the
Trustee  with  irrevocable  direction  so to  apply  the  same,  subject  to the provisions of Section 130 hereof (with or without any additional  right given to the holders to surrender their bonds and obtain therefrom payment therefor prior to the redemption  date) shall for all purposes of this Article XIX be deemed to have been paid;  provided that in case of redemption the notice requisite to the validity of such  redemption  shall have been given or  arrangements  shall have been made  insuring to the  satisfaction  of the  Trustee  that the same will be given.

                                   ARTICLE XX.

                            MEETINGS OF BONDHOLDERS.

     SECTION 118.  Modifications and alterations of this Indenture and/or of any indenture  supplemental  hereto  and/or of the  rights  and  obligations  of the
Company and/or of the holders of outstanding  bonds and coupons issued hereunder may be made as provided in the nine next succeeding Sections hereof numbered 119 to 127, both inclusive.

     SECTION 119. The Trustee may at any time call a meeting of the  bondholders affected by the business to be submitted to the meeting and it shall call such a meeting on the written request of the Company, given pursuant to a resolution of its Board of  Directors.  The  holders  of fifteen  per centum  (15%) or more in principal  amount of the bonds  affected by the  business to be submitted to the meeting  outstanding  hereunder  at the time of such  request  may  request  the
Trustee to call such a meeting.  In the event of the  Trustee's  failing for ten
(10) days to call a meeting  after being  thereunto  requested by the Company or the bondholders as above set forth, holders of outstanding bonds affected by the business to be submitted  to the meeting to the amount  above  specified in this
Section or the Company,  pursuant to resolution  of its Board of Directors,  may call such  meeting.  Every such  meeting  called by and at the  instance  of the
Trustee  shall  be held at the  principal  office  of the  Trustee,  or,  at the election of the Trustee, at such place in the Borough of Manhattan,  The City of
New York,  as shall be selected by the Trustee or, with the written  approval of the  Company,  at any other place in the United  States of America,  and written notice  thereof,  stating the place and time  thereof  and in general  terms the business  to be  submitted,  shall be mailed by the Trustee not less than thirty
(30) days before such meeting (a) to each registered holder of bonds affected by the business to be submitted to the meeting then outstanding hereunder addressed to him at his address appearing on the registry books, (b) to each holder of any such bond payable to bearer who shall have filed with the Trustee an address for notices to be  addressed to him,  (c) to all other  bondholders  whose names and addresses are preserved at the time by the Trustee,  as provided in  subdivision
(a)  of  Section  51  hereof,  and  (d)  to  the  Company  addressed  to  it  at
Indianapolis,  Indiana  (or at such other  address as may be  designated  by the
Company from time to time) and shall be published by the Trustee at least once a week for four (4) successive calendar weeks immediately preceding the meeting in a daily newspaper  printed in the English  language and published and of general circulation  in the  Borough  of  Manhattan,  The  City of New  York;  provided, however,  that the  mailing of such  notice to any  bondholders  affected by the business  submitted to the meeting shall in no case be a condition  precedent to the validity of any action taken at such  meeting.  If such meeting is called by or at the  instance  either of the  Company or the  bondholders  affected by the business submitted to the meeting,  it shall be held at such place in the United
States of America as may be  specified  in the notice  calling  such meeting and notice thereof shall be sufficient for all purposes hereof if given by newspaper publication  as  aforesaid  stating  the  place and time of the  meeting  and in general terms the business to be transacted. Any meeting of bondholders shall be valid  without  notice if the  holders  of all bonds  affected  by the  business submitted to the meeting then outstanding  hereunder are present in person or by proxy  and if the  Company  and the  Trustee  are  present  by  duly  authorized representatives,  or if notice is waived in writing  before or after the meeting by the Company,  the holders of all bonds affected by the business  submitted to the meeting outstanding  hereunder or by such as are not present in person or by proxy and by the Trustee.

     SECTION  120.  Officers  and nominees of the Trustee and of the Company may attend and be heard at such  meeting,  but as such shall not be entitled to vote thereat.  Attendance by bondholders  may be in person or by proxy. In order that the  holders of bonds  payable to bearer and their  proxies  may attend and vote without  producing  their bonds,  the Trustee,  with respect to any such meeting called by the Trustee,  may make and from time to time vary such  regulations as it shall  think  fit for  deposit  of bonds  with any  banks,  bankers  or trust companies,  and for the issue to the persons depositing the same of certificates by such depositaries entitling the holders thereof to be present and vote at any such meeting and to appoint  proxies to represent  them and vote for them at any such  meeting in the same way as if the persons so present  and  voting,  either personally or by proxy, were the actual bearers of the bonds in respect of which such certificates  shall have been issued,  and any regulations so made shall be binding and effective. If any such meeting shall have been called by bondholders affected by the business submitted to the meeting or by the Company as aforesaid upon  failure of the Trustee to call the same after  having been so requested to do under the  provisions of Section 119 hereof,  regulations  to like effect for such deposit of bonds with an issue of certificates by any bank or trust company organized  under  the laws of the  United  States  of  America  or of any  state thereof,  having  a  capital  of not  less  than One  hundred  thousand  dollars
($100,000),  shall be similarly binding and effective for all purposes hereof if adopted or approved by the  bondholders  calling such meeting or by the Board of
Directors of the Company, if such meeting shall have been called by the Company, provided that in either such case copies of such regulations shall be filed with the Trustee.

     SECTION 121. Subject to the  restrictions  specified in Section 120 hereof, any  registered  holder of bonds affected by the business to be submitted at the meeting  outstanding  hereunder and any holder of a certificate  provided for in
Section 120  hereof,  shall be entitled in person or by proxy to attend and vote at such  meeting as holder of the bonds  registered  or certified in the name of such holder without  producing such bonds.  All others seeking to attend or vote at such  meeting  in person or by proxy  must,  if  required  by any  authorized representative of the Trustee or the Company or by any other bondholder affected by the business to be submitted at the meeting,  produce the bonds claimed to be owned or  represented  at such meeting,  and every one seeking to attend or vote shall, if required as aforesaid, produce such further proof of bond ownership or personal  identity as shall be satisfactory to the authorized  representative of the Trustee,  or if none be present then to the Inspectors of Votes  hereinafter provided for.  Proxies shall be acknowledged as required for an instrument to be recorded in the State of Illinois, and all proxies and certificates presented at any meeting  shall be delivered to said  Inspectors  of Votes and filed with the
Trustee.

     SECTION 122.  Persons  named by the Trustee if  represented  at the meeting shall act as temporary Chairman and Secretary, respectively, of the meeting, but if the Trustee shall not be  represented  or shall fail to nominate such persons or if any person so nominated shall not be present,  the bondholders and proxies present  and  entitled  to vote shall by a majority  vote,  irrespective  of the amount of their  holdings,  elect other  persons from those present to fill such vacancy or  vacancies.  A permanent  Chairman and a permanent  Secretary of such meeting  shall be elected  from those  present by the  bondholders  and  proxies present and entitled to vote by a majority  vote  irrespective  of the amount of their holdings.  The Trustee,  if represented at the meeting,  shall appoint two
Inspectors of Votes who shall count all votes cast at such meeting, except votes on the election of a Chairman and Secretary,  both  temporary and permanent,  as aforesaid,  and who shall  make and file  with the  permanent  Secretary  of the meeting their verified  written report in duplicate of all such votes so cast at said meeting.  If the Trustee shall not be  represented  at the meeting or shall fail to nominate such Inspectors of Votes or if either  Inspector of Votes fails to  attend  the  meeting  the  vacancy  shall be filled  by  appointment  by the permanent Chairman of the meeting.

     SECTION 123.  Subject to the  provisions of this Section and of Section 127 hereof,  the holders of not less than  sixty-six and  two-thirds  per centum (66
2/3%) in  principal  amount  of the bonds  outstanding  hereunder  (computed  as provided in Section 2 hereof)  when such meeting is held must be present at such meeting  in  person  or by  proxy  in  order  to  constitute  a  quorum  for the transaction of business,  less than a quorum,  however, having power to adjourn;
provided,  however,  that in case  more  than  one  series  of  bonds  shall  be outstanding  under this  Indenture,  and any  business to be  submitted  to such meeting  shall  affect the rights of holders of the bonds of one or more  series and shall not  affect  the  rights of holders of the bonds of one or more of the other series,  then only holders of the bonds of the series to be affected shall have the right to notice of or to attend or vote at any such meeting or shall be counted for the purpose of a quorum. The determination of the Trustee as to what series  of bonds the  rights  of the  holders  of which  are  affected  shall be conclusive.  If such  meeting is  adjourned  by less than a quorum for more than fourteen (14) days,  notice thereof shall  forthwith be mailed by the Trustee if such meeting shall have been called by the Trustee (a) to the Company  addressed to it at Indianapolis, Indiana (or at such other address as may be designated by the  Company in writing  from time to time),  (b) to each  registered  holder of bonds  entitled to notice then  outstanding  hereunder  addressed  to him at his address appearing on the registry books, and (c) to each holder of any such bond payable to bearer who shall have filed with the Trustee an address for  notices, and (d) to every other  bondholder  whose name and address is  preserved  at the time by the Trustee,  as provided in  subdivision  (a) of Section 51 hereof,  in each case addressed to him at such address, and shall be published at least once in each  fourteen  (14) day  period  of such  adjournment  in a daily  newspaper printed in the English language and published and of general  circulation in the
Borough of Manhattan,  The City of New York.  Failure to mail such notice to any such  bondholder as aforesaid shall in no case affect the validity of any action taken at any meeting held  pursuant to such  adjournment.  If such meeting shall have been  called by  bondholders  or by the  Company  after the  failure of the
Trustee to call the same after being  requested so to do in accordance  with the provisions of Section 119 hereof,  notice of such adjournment  shall be given by the permanent Chairman and permanent  Secretary of the meeting in the newspapers and for the  number  of times  above  specified  in this  Section  and  shall be sufficient if so given.

     SECTION  124.  Subject to the  provisions  of Section  123 and  Section 127 hereof, any modification or alteration of this Indenture and/or of any indenture supplemental  hereto and/or of the rights and  obligations of the Company and/or of the holders of bonds and coupons  issued here under in any  particular may be made at a meeting of bondholders  duly convened and held in accordance  with the provisions  of  this  Article,  but  only  by  resolution  duly  adopted  by the affirmative vote of the holders of sixty-six and two-thirds per centum (66%%) or more in  principal  amount  of the  bonds  entitled  to  vote  at  such  meeting outstanding  hereunder  (computed  as  provided  in Section 2 hereof)  when such meeting is held,  and  approved by  resolution  of the Board of Directors of the
Company as hereinafter specified;  provided,  however, that no such modification or  alteration  shall,  without  the  consent of the  holder of any bond  issued hereunder  affected  thereby,  permit (1) the  extension  of the maturity of the principal of such bond, or (2) the reduction in the rate of interest  thereon or any other  modification in the terms of payment of such principal or interest or
(3) the creation of any lien  ranking  prior to, or on a parity with the lien of this  Indenture  with  respect  to any  of the  property  mortgaged  or  pledged hereunder or (4) the deprivation of any non-assenting  bondholder of a lien upon the mortgaged and pledged  property for the security of his bonds  (subject only to the lien of  taxes,  assessments  or  governmental  charges  not then due and delinquent  and to any mortgage or other liens existing upon said property which are prior hereto at the date of the calling of any such bondholders' meeting) or
(5) the reduction of the  percentage  required by the provisions of this Section for the  taking of any  action  under  this  Section  with  respect  to any bond outstanding hereunder. For all purposes of this Article, the Trustee, subject to the  provisions of Sections 97 and 98, shall be entitled to rely upon an opinion of counsel with  respect to the extent,  if any, as to which any action taken at such  meeting  affects the rights under this  Indenture  or under any  indenture supplemental hereto of any holders of bonds then outstanding hereunder.

     SECTION 125. A record in duplicate  of the  proceedings  of each meeting of bondholders  shall be prepared  by the  permanent  Secretary  of the meeting and shall have attached thereto the original reports of the Inspectors of Votes, and affidavits by one or more persons  having  knowledge of the facts showing a copy of the notice of the meeting and a copy of the notice of adjournment thereof, if required  under the  provisions  of Section  123 hereof,  and showing  that said notices  were mailed and  published  as provided in Section 119 hereof and, in a proper case, as provided in Section 123 hereof.  Such record shall be signed and verified by the affidavits of the permanent Chairman and the permanent Secretary of the meeting,  and one duplicate thereof shall be delivered to the Company and the other to the Trustee for  preservation by the Trustee.  Any record so signed and verified shall be proof of the matters  therein stated until the contrary is proved, and if such record shall also be signed and verified by the affidavit of a duly authorized  representative  of the Trustee,  such meeting shall be deemed conclusively  to have  been  duly  convened  and held and such  record  shall be conclusive,  and any resolution or proceeding stated in such record to have been adopted or taken shall be deemed conclusively to have been duly adopted or taken by such meeting.  A true copy of any resolution adopted by such meeting shall be mailed by the  Trustee to each  registered  holder of bonds  entitled to vote at such meeting outstanding  hereunder addressed to him at his address appearing on the  registry  books and to each  holder of any such bond  payable to bearer who shall have filed with the  Trustee an address  for  notices,  and to every other bondholder  whose name and address is preserved  at the time by the Trustee,  as provided in subdivision (a) of Section 51 hereof,  in each case addressed to him at such  address,  and proof of such  mailing by the  affidavit  of some  person having  knowledge  of the fact shall be filed with the  Trustee,  but failure to mail  copies of such  resolution  as  aforesaid  shall not affect  the  validity thereof. No such resolution shall be binding until and unless such resolution is approved by resolution of the Board of Directors of the Company, a copy of which resolution  of  approval,  if any,  shall be  certified  by the  Secretary or an
Assistant  Secretary  of the Company and filed by the Company  with the Trustee, but if such resolution of the Board of Directors of the Company is adopted and a certified  copy thereof is filed with the  Trustee,  the  resolution  so adopted shall be deemed conclusively to be binding upon the Company, the Trustee and the holders of all bonds and coupons  issued  hereunder,  at the expiration of sixty
(60) days after such filing, except in the event of a final decree of a court of competent  jurisdiction  setting aside such resolution,  or annulling the action taken  thereby  in a legal  action or  equitable  proceeding  for such  purposes commenced  within such sixty (60) day period,  provided,  however,  that no such resolution  of the  bondholders,  or of the  Company,  shall in any manner be so construed as to change or modify any of the rights, immunities or obligations of the Trustee without its written assent thereto.

     SECTION  126.  Bonds  authenticated  and  delivered  after  the date of any bondholders'  meeting may bear a notation in form  approved by the Trustee as to the action taken at meetings of bondholders theretofore held, and upon demand of the holder of any bond  outstanding at the date of any such meeting and affected thereby  and upon  presentation  of his bond for the  purpose  at the  principal office of the Trustee,  the Company shall cause suitable  notation to be made on such bond by  endorsement  or otherwise as to any action taken at any meeting of bondholders  theretofore  held. If the Company or the Trustee shall so determine new  bonds  so  modified  as in the  opinion  of the  Trustee  and the  Board of
Directors  of the Company to conform to such  bondholders'  resolution  shall be prepared, authenticated and delivered, and upon demand of the holder of any bond then  outstanding and affected  thereby shall be exchanged  without cost to such bondholder  for bonds then  outstanding  hereunder  upon surrender of such bonds with all unmatured coupons appertaining  thereto. The Company or the Trustee may require bonds  outstanding to be presented for notation or exchange as aforesaid if either shall see fit to do so.  Instruments  supplemental  to this  Indenture embodying any  modification  or alteration of this Indenture or of any indenture supplemental hereto made at any bondholders'  meeting and approved by resolution of the Board of Directors of the Company,  as aforesaid,  may be executed by the
Trustee and the Company and upon demand of the Trustee or if so specified in any resolution  adopted by any such bondholders'  meeting,  shall be executed by the
Company and the Trustee.

     Any  supplemental  indenture  executed  pursuant to the  provisions of this
Article shall comply with all applicable  provisions of the Trust  Indenture Act of 1939 as then in force.

     SECTION 127.  Notwithstanding  anything in this Article XX  contained,  the
Company may at any time,  or from time to time,  by  resolution  of the Board of
Directors filed with the Trustee,  stipulate that from and after the date of the filing  of such  resolution  with the  Trustee  none of the  provisions  of this
Article XX shall be of any force and effect  whatever either as respects (1) all bonds theretofore  authenticated and delivered by the Trustee hereunder and then outstanding and/or (2) a to any bonds and/or all bonds thereafter  authenticated and  delivered by the Trustee  hereunder,  and in any such event a  supplemental indenture  setting out in detail the  stipulations  contained in such resolution shall be made.

                                  ARTICLE XXI.

                                 MISCELLANEOUS.

     SECTION 128. Nothing in this Indenture,  expressed or implied,  is intended or shall be  construed,  to  confer  upon,  or to give to,  any  person  firm or corporation,  other than the  parties  hereto  and the  holders of the bonds and coupons outstanding hereunder, any right, remedy, or claim under or by reason of this  Indenture or any covenant,  condition,  stipulation,  promise or agreement hereof, and all the covenants, conditions, stipulations, promises and agreements in this  Indenture  contained  by and on behalf of the Company  shall be for the sole and  exclusive  benefit of the  parties  hereto,  and of the holders of the bonds and of the coupons outstanding hereunder.

     SECTION 129.  Any money which has been  deposited  with the Trustee  (other than  money  which  has been  deposited  with the  Trustee  for the  purpose  of effecting  payment or  redemption  of or payment of interest on any bonds issued hereunder  or which  the  Trustee  has been  directed  to hold and apply for the purpose of such  payment or  redemption)  shall,  at the  request of the Company evidenced by a resolution, be invested or reinvested by the Trustee in any bonds or other  obligations of the United States of America  designated by the Company maturing not more than two years from the date of their purchase by the Trustee, and until a completed default specified in Section 72 hereof shall have occurred and be  continuing,  any  interest  on such bonds and  obligations  which may be received by the Trustee shall be forthwith  paid to the Company.  Such bonds and obligations  shall be held by the Trustee as a part of the mortgaged and pledged property and subject to the same provisions  hereof as the cash used to purchase the same, but upon a like request of the Company,  the Trustee shall sell all or any  designated  part of the same and the proceeds of such sale shall be held by the  Trustee  subject  to the same  provisions  hereof as the cash used by it to purchase the bonds and  obligations so sold. If such sale (or any payment on the maturity of any such obligations so held by the Trustee) shall produce a net sum less  than the  cost of the  bonds or other  obligations  so sold,  the  Company covenants  that it will pay  promptly to the Trustee such amount of cash as with the net proceeds from such sale or such payment will equal the cost of the bonds or other  obligations  so sold or paid,  and if such sale (or any payment on the maturity of any such obligations so held by the Trustee) shall produce a net sum greater than the cost of the bonds or  obligations  so sold or paid, the Trustee shall promptly pay to the Company an amount in cash equal to such excess.

     SECTION  130.  In the event  that any bond  issued  hereunder  shall not be presented for payment when the principal thereof becomes due, either at maturity or otherwise,  or at the date fixed for the redemption  thereof, or in the event that any coupon shall not be presented for payment at the due date thereof,  the
Company,  having  deposited  with the  Trustee,  or with a  paying  agent of the
Company appointed herein or as permitted  hereunder,  for the purpose, or having left with it if previously so deposited,  moneys sufficient to pay the principal of such bond (and  premium,  if any),  together with all interest due thereon to the date of the  maturity  of such bond or to the date fixed for the  redemption thereof,  or to pay such coupon,  as the case may be, for the use and benefit of the holder thereof, the Trustee or paying agent with which such deposit was made shall hold the money so deposited  for the benefit of the holder of such bond or overdue  coupon,  as the case may be.  In case the  holder  of any such  bond or coupon shall not,  within ten (10) years after such redemption or maturity date, claim the amount deposited as above stated, for the payment thereof, the Trustee and such paying agent shall, upon receipt by each of them of such indemnity,  if any,  as they may  severally  require,  on demand pay over to the  Company  such amount so deposited, if the Company is not at the time in default hereunder; and
the  Trustee  and  such  paying  agent  shall  thereupon  be  relieved  from all responsibility  to the holder  thereof,  and in the event of such payment to the
Company the holder of any such bond or coupon shall be deemed to be an unsecured creditor of the  Company for an amount  equivalent  to the amount  deposited  as above stated for the payment thereof and so paid over to the Company.

     SECTION 131. Any power,  privilege or right expressly or impliedly reserved to or in any way conferred upon the Company by any provision of this  Indenture, whether  such  power,  privilege  or  right  is  in  any  way  restricted  or is unrestricted,  may be in whole or in part waived or  surrendered or subjected to any  restriction  if at the time  unrestricted  or to additional  restriction if already  restricted,  and the  Company  may enter  into any  further  covenants, limitations or  restrictions  for the benefit of any one or more series of bonds issued  hereunder  and provide that a breach  thereof  shall be  equivalent to a default under this Indenture or the Company may cure any ambiguity or correct or supplement any defective or inconsistent  provisions  contained herein or in any supplemental indenture, by an instrument in writing executed and acknowledged by the Company in such manner as would be necessary to entitle a conveyance of real estate to record in all of the states in which any  property at the time subject to the lien hereof shall be situated.  The Trustee is hereby  authorized to join with the Company in the execution of any such  instrument or  instruments.  Such instrument,  executed and  acknowledged as aforesaid,  shall be delivered to the
Trustee and thereupon if such  instrument  shall have been signed by the Trustee any  modification  of the  provisions  of  these  presents  therein  set  forth, authorized  by this  Section,  shall be binding upon the parties  hereto,  their successors and assigns, and the holders of the bonds and coupons hereby secured.
Anything  herein to the  contrary  notwithstanding,  this  Section  shall not be construed  to  permit  any  act,  waiver,  surrender  or  restriction  adversely affecting any bonds then outstanding hereunder.

     SECTION 132. Subject to the provisions of Article XVII hereof,  whenever in this  Indenture  either of the parties hereto is named or referred to (except in subdivision  (1) of  Section 5  hereof),  this  shall be deemed to  include  the successors or assigns of such party,  and all the  covenants  and  agreements in this  Indenture  contained  by or on behalf of the Company or by or on behalf of the Trustee shall bind and inure to the benefit of the respective successors and assigns of such parties whether so expressed or not.

     SECTION  133. If any  provision  of this  Indenture  limits,  qualifies  or conflicts  with another  provision  of this  Indenture  which has been  included pursuant to any  requirements  of Sections 310 to 317,  inclusive,  of the Trust
Indenture Act of 1939, such required provisions shall control.

     SECTION  134.  Whenever  reference  is made in this  Indenture to the Trust
Indenture Act of 1939, reference is made to such Act as approved August 3, 1939.

     SECTION 135. The titles of the several Articles of this Indenture shall not be deemed to be any part thereof.

     SECTION 136. This  Indenture  shall be  simultaneously  executed in several counterparts,  and all such  counterparts  executed  and  delivered,  each as an original, shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, INDIANAPOLIS POWER & LIGHT COMPANY, party hereto of the first  part,  has caused its  corporate  name to be hereunto  affixed,  and this instrument to be signed and sealed by its President or a Vice-President, and its corporate seal to be attested by its Secretary or an Assistant Secretary for and in its behalf,  and American  National Bank and Trust Company of Chicago,  party hereto of the  second  part,  in token of its  acceptance  of the  trust  hereby created,  has  caused  its  corporate  name to be  hereunto  affixed,  and  this instrument to be signed and sealed by a Vice-President and its corporate seal to be attested by its Assistant Secretary.

                                       INDIANAPOLIS POWER & LIGHT COMPANY,

                                                By HARRY T. PRITCHARD,
                                                                President.

Attest:
                                                                (CORPORATE SEAL)
        ELMER E. SCOTT,
                      Secretary.

                                       AMERICAN NATIONAL BANK AND TRUST COMPANY
                                                   OF CHICAGO,

                                                By J. C. WRIGHT,
                                                           Vice-President.

          (CORPORATE SEAL)

Attest:

        E. L. ANDREWS,
             Assistant Secretary.

STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF NEW YORK      )

     On this 11th day of July,  in the year 1940,  before me, a Notary Public in and for the  County and State  aforesaid,  personally  came Harry T.  Pritchard,
President,  and Elmer E. Scott, Secretary of Indianapolis Power & Light Company,
one of the corporations described in and which executed the foregoing Indenture, to me  personally  known and known to me  personally  to be such  President  and
Secretary,  respectively. Said Harry T. Pritchard and Elmer E. Scott being by me severally duly sworn did depose and say that the said Harry T. Pritchard resides in the City of Indianapolis,  Marion County, Indiana, and that the said Elmer E.
Scott resides in the City of  Indianapolis,  Marion County,  Indiana;  that said
Harry T.  Pritchard  is  President  and said Elmer E. Scott is Secretary of said
Indianapolis  Power & Light Company;  that each of them knows the corporate seal of said  corporation;  that the seal affixed to said  Indenture  and bearing the name of said corporation is such corporate seal; that is was so affixed by order of the Board of Directors and stockholders of said corporation; and that each of them signed his name thereto by like order;  and each of them  acknowledged  the execution  of said  Indenture on behalf of said  corporation  to be his free and voluntary  act and  deed  and  the  free  and  voluntary  act  and  deed of said corporation, for the uses and purposes therein set forth.

     IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official seal this 11th day of July, 1940.

                                                   NIEL A. WEATHERS, JR.
                                                      Notary Public

My Commission Expires

Notary Public, New York County
N.Y. Co. Clk's No. 415 Reg. 1W540
Commission Expires March 30, 1941
                                                                (NOTARIAL SEAL)

                                                                     No. 26747

STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF NEW YORK      )

     I, ARCHIBALD R. WATSON,  County Clerk,  and Clerk of the Supreme Court, New
York County,  the same being a Court of Record  having by law a seal,  Do HEREBY
CERTIFY, That NIEL A. WEATHERS,  JR., whose name is subscribed to the deposition or certificate of the proof or  acknowledgment  of the annexed  instrument,  and thereon  written,  was,  at the time of  taking  such  deposition,  or proof and acknowledgment,  a Notary Public in and for such County,  duly  commissioned and sworn,  and  authorized by the laws of said State,  to take  depositions  and to administer oaths to be used in any Court of said State and for general purposes;
and also to take  acknowledgments  and proofs of deeds, of conveyances for land, tenements or  hereditaments  in said State of New York.  And further,  that I am well acquainted with the handwriting of such Notary Public, or have compared the signature of such  officer with that  deposited in my office by him, and believe that the signature to said deposition or certificate of proof or  acknowledgment is genuine.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the said Court and County this 11th day of July, 1940.

                                           ARCHIBALD R. WATSON
                                County Clerk and Clerk of the Supreme Court,
                                             New York County

STATE OF ILLINOIS       )
                        ) ss.:
COUNTY OF COOK          )

     On this 12th day of July,  in the year 1940,  before me, a Notary Public in and for the County  and State  aforesaid,  personally  came J. C.  WRIGHT,  Vice
President, and E. L. ANDREWS,  Assistant Secretary of American National Bank and
Trust  Company  of  Chicago,  one of the  corporations  described  in and  which executed  the  foregoing  Indenture,  to me  personally  known  and  known to me personally to be such Vice President and Assistant Secretary, respectively. Said
J. C. WRIGHT and E. L. ANDREWS,  being by me severally duly sworn did depose and say  that the  said J. C.  WRIGHT  resides  in the  City of  Evanston,  State of
Illinois and that the said E. L. ANDREWS  resides in the City of Highland  Park,
State of  Illinois;  that  said J. C.  WRIGHT is Vice  President  and said E. L.
ANDREWS is Assistant  Secretary of said American National Bank and Trust Company of Chicago; that each of them knows the corporate seal of said corporation; that the seal affixed to said  Indenture and bearing the name of said  corporation is such  corporate  seal;  that it was so  affixed  by  authority  of the  Board of
Directors of said corporation;  and that each of them signed his name thereto by like authority; and each of them acknowledged the execution of said Indenture on behalf of said  corporation  to be his free and  voluntary  act and deed and the free and voluntary act and deed of said  corporation,  for the uses and purposes therein set forth.

     IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official seal this 12th day of July, 1940.

                                                   LILLIAN DAU
                                                           Notary Public

My Commission Expires
September 24, 1942
                                                                (Notarial Seal)

STATE OF ILLINOIS       )
                        )  ss.:
COUNTY OF COOK          )

     I, MICHAEL J. FLYNN,  County Clerk of the County of Cook, Do HEREBY CERTIFY
that I am the lawful custodian of the official records of Notaries Pubic of said
County,  and as such  officer  am  duly  authorized  to  issue  certificates  of magistracy,  that  LILLIAN  DAU,  whose  name  is  subscribed  to the  proof  of acknowledgment of the annexed instrument in writing,  was, at the time of taking such  proof of  acknowledgment,  a Notary  Public in and for Cook  County,  duly commissioned,  sworn and acting as such and  authorized to take  acknowledgments and proofs of deeds or conveyances of lands, tenements or hereditaments, in said
State of  Illinois,  and to  administer  oaths;  all of which  appears  from the records and files in my office;  that I am well  acquainted with the handwriting of said  Notary  and  verily  believe  that the  signature  to the said proof of acknowledgment is genuine.

     IN TESTIMONY  WHEREOF,  I have hereunto set my hand and affixed the seal of the County of Cook at my office in the City of Chicago, in the said County, this
12th day of July, 1940.

                                            MICHAEL J. FLYNN, County Clerk.

                                 RECORDING DATA

                                                                      Instrument
 County          Instrument             Record                 Page       No.
 ------          ----------             ------                 ----   ----------

Boone       Real Estate Mortgage  Mortgage Record 101           119      4402

Boone       Chattel Mortgage      Chattel Minute Record 5       244      4403

Hamilton    Real Estate Mortgage  Mortgage Record 94             21      3769

Hamilton    Chattel Mortgage      Chattel Minute Record 2        59      3770

Hancock     Real Estate Mortgage  Mortgage Record 75            203     10299

Hancock     Chattel Mortgage      Chattel Minute Record 4        --     10300

Hendricks   Real Estate Mortgage  Mortgage Record 106           238       172

Hendricks   Chattel Mortgage      Chattel Minute Record 4        10       173

Johnson     Real Estate Mortgage  Mortgage Record 80            228      6879

Johnson     Chattel Mortgage      Chattel Minute Record 3       144      6880

Marion      Real Estate Mortgage  Mortgage Record 1230           81     29062

Marion      Chattel Mortgage      Chattel Minute Record 33      149     29063

Pike        Real Estate Mortgage  Mortgage Record 21             --      1927

Pike        Chattel Mortgage      Chattel Minute Record 2       141      1928

Sullivan    Real Estate Mortgage  Mortgage Record 104           534     26187

Sullivan    Chattel Mortgage      Chattel Minute Record 4         7     26188